Semi-Annual Report December 31, 1996



                                         [LOGO OF MONTGOMERY FUNDS APPEARS HERE]



[PICTURE OF OWL APPEARS HERE]   [PICTURE OF OWL APPEARS HERE]


[PICTURE OF OWL APPEARS HERE]   [PICTURE OF OWL APPEARS HERE]

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                             Semi-Annual Report
                                                            --------------------
                                                             DECEMBER 31, 1996


The Montgomery Funds represent a growing family of no-load mutual funds providing a comprehensive range of equity, fixed-income and global investment opportunities.

We currently manage more than $4 billion on behalf of more than 275,000 individual investors, helping them meet their financial goals through a combination of professional portfolio management and high-quality customer service.

===============
C O N T E N T S
---------------
Portfolio Highlights and Investments

Montgomery U.S. Equity Funds
------------------------------------------
Growth Fund............................  6
Micro Cap Fund.........................  9
Small Cap Fund......................... 13
Small Cap Opportunities Fund........... 17
Equity Income Fund..................... 20

Montgomery Global and
International Equity Funds
------------------------------------------
International Growth Fund.............. 23
International Small Cap Fund........... 27
Global Opportunities Fund.............. 30
Global Communications Fund............. 33
Emerging Markets Fund.................. 37
Emerging Asia Fund..................... 43

Montgomery Multi-Strategy Funds
------------------------------------------
Select 50 Fund......................... 46
Asset Allocation Fund.................. 49

Montgomery Fixed-Income Funds
------------------------------------------
Short Government Bond Fund............. 54
California Tax-Free
Intermediate Bond Fund................. 57
Government Reserve Fund................ 61
Federal Tax-Free Money Fund............ 61
California Tax-Free Money Fund......... 61

Financial Statements
------------------------------------------
Statements of Assets and Liabilities... 74
Statements of Operations............... 78
Statements of Changes in Net Assets.... 82
Transactions in Shares with a
Beneficial Interest.................... 86
Statement of Cash Flows................ 89
Financial Highlights................... 90
Notes to Financial Statements.......... 96
Tax Information........................108

The Montgomery Funds
101 California Street
San Francisco, CA 94111
(800) 572-3863
---------------------------
www.xperts.montgomery.com/1
---------------------------

                                                          [LOGO APPEARS HERE]

C H A I R M A N 'S  L E T T E R

                                                            February 1997

Dear Fellow Shareholders:

Most of us are awash in information these days. With the Internet and other sources of real-time news, we can access instantaneous and seemingly endless streams of data. These advances have the power to inform, educate and connect; they also have the power to muddle. Lately, for instance, a split-second mentality has crept into investing. Your local newsstand probably has rows of magazines proclaiming the "10 Hottest Mutual Funds to Buy Now," or "15 Funds for 1997." Although our funds may show up on these lists from time to time, we are convinced that what they really do best is sell magazines, not help you invest wisely.

Investing wisely, to us, means staying focused on the long term and not being swayed by short-term "noise" in the market or media. I was recently reminded of how rewarding this philosophy can be. The Montgomery Micro Cap Fund's investment in Renaissance Hotel Group, which owns and operates hotels, had passed the many rigorous screen tests that our equity team applies to potential investments. When its shares began to fall in late 1996, it was puzzling. Our team reviewed the fundamentals that had attracted them in the first place, found them as solid as ever and held on. Their patience was rewarded: As 1996 drew to a close, Doubletree Corporation announced plans to acquire Renaissance at a premium to its share price.

We put our own advice--focus on the long term--into practice all the time here at The Montgomery Funds. We are confident enough to stay true to this philosophy, even when it means departing from conventional wisdom. Montgomery Asset Management brings together some of the country's most talented and experienced investment professionals in an entrepreneurial environment in which, we believe, they can best serve you, our shareholders. The goal of all these efforts is to transform raw data into true, long-term investment insight--a much rarer and far more valuable thing.

Staying focused on the long term goes hand-in-hand with another key to investing wisely: That is to know yourself. Take stock of your financial situation and your goals, decide on a plan that suits both and stay with it. This is not to say that plans can't change. We have designed our lineup of funds--which now ranges from emerging markets equity to money market funds and many points in between--to suit shareholders with a variety of investment goals, at many stages of life. You will find updates on all of our funds in the pages that follow.

Thank you for investing with Montgomery. As always, if you have any questions, comments or suggestions, please call us at (800) 572-3863.

Sincerely,

/s/ R. Stephen Doyle

R. Stephen Doyle
Chairman and Chief Executive Officer

===========================
"Investing wisely, to us,
means staying focused on
the long term and not being
swayed by short-term `noise'
in the market or media."
---------------------------

--------------------
The Montgomery Funds
--------------------
 Semi-Annual Report
--------------------
 DECEMBER 31, 1996

S T O C K    A N D    B O N D    M A R K E T    O V E R V I E W

STOCKS: SHADES OF PAMPLONA

After an inauspicious beginning, the U.S. stock market rallied to new highs in the second half of 1996. July was marked by an equity correction that fell harder on smaller-cap stocks. Though the market quickly recovered, by the end of the year most small caps had not regained all the ground they lost during the summer. Investors overwhelmingly favored liquid, defensive large caps, especially those of the Dow Jones Industrial Average (DJIA) in the fourth quarter, showering much less attention on shares of small companies and cyclicals. November's election results spurred the DJIA to new highs. Among industry groups, oil drilling and technology stocks (particularly semiconductors) were exceptionally strong, while broadcasting stocks continued to be depressed by the prospect of greater competition in that industry, among other factors.

The strength of the U.S. market and the generally benign global economy helped to lift most developed and some developing foreign stock markets during the second half of 1996. Many European bourses were boosted by investor optimism over monetary union and by declining interest rates. Among developed markets, Japan was a stark exception; it continued to be depressed by investor pessimism. As is often the case, the performance of emerging markets varied widely. Among larger markets, Hong Kong and Brazil were standouts, whereas Thailand and South Korea fell sharply. Meanwhile, a few smaller markets such as Russia and Venezuela were exceptionally strong.


                             [CHART APPEARS HERE]

THE S&P 500 INDEX:
PERFORMANCE JUNE 30 TO DECEMBER 31, 1996

The U.S. market recovered quickly from its midsummer correction and, from then until the end of the year, hardly took a breather from its bull run. The rally was narrow, however, with the lion's share of attention going to the liquid large-cap stocks of the Dow Jones Industrial Average.

Source: Bloomberg

                             [CHART APPEARS HERE]

U.S. TREASURY 30-YEAR BOND:
YIELD JUNE 30 TO DECEMBER 31, 1996

Finally breaking out of the narrow range it had been in for several months, the yield on the bellwether 30-year bond rose to a second-half peak of 7.20% in early August, fell below 6.40% by late October and bounced back up in the waning days of 1996. All in all, it was a volatile period for the bond market.



BONDS: PROCEEDING WITH CAUTION

Throughout 1996, the U.S. bond market was acutely sensitive to new economic data and to non-farm payroll figures in particular. Market sentiment shifted between concern that the U.S. economy was overheating and fear that it was sinking into a recession. This tendency carried over into the second half of the year. At the start of the period, economic data suggested that the economy was slowing. The bond market responded by rallying through November, with the yield on the bellwether 30-year bond at one point dipping below 6.40%. In general, bond investors also seemed to be encouraged by the outcome of November's elections, either because they believe the Republican majority in Congress will continue to rein in fiscal spending or because they believe a Democrat in the White House and a Republican majority in Congress will lock horns and keep the government at bay.

As the holiday season got into full swing, however, the market again became wary of robust consumer spending and other inflationary pressures. By the end of 1996, the yield on the 30-year bond had climbed back above 6.60%. Looking ahead, we expect the economy to remain in a mode of slow, steady growth, low inflation and low interest rates. That said, we also think the bond market may become more volatile in the months ahead, as investors will be carefully monitoring new economic data and may react negatively if they sense a shift in the current environment.

                                                            --------------------
                                                            The Montgomery Funds
                                                            Performance Summary
                                                             DECEMBER 31, 1996
                                                                 (Unaudited)


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96


Fund name (fund number)         Inception date   One year    Three years     Five years       Since inception
Montgomery U.S. Equity Funds
=============================================================================================================
Growth Fund (284)                    9/30/93        20.20%        21.58%           --              26.13%
-------------------------------------------------------------------------------------------------------------
Micro Cap Fund (294)*               12/30/94        19.12%         --              --              23.76%
-------------------------------------------------------------------------------------------------------------
Small Cap Fund (276)*                7/13/90        18.69%        13.03%         14.49%            21.11%
-------------------------------------------------------------------------------------------------------------
Small Cap Opportunities Fund (645)  12/29/95        37.28%         --              --              37.28%
-------------------------------------------------------------------------------------------------------------
Equity Income Fund (293)             9/30/94        18.34%         --              --              22.71%
-------------------------------------------------------------------------------------------------------------

Montgomery Global and International Equity Funds
=============================================================================================================
International Growth Fund (296)      7/3/95         20.96%         --              --              22.14%
-------------------------------------------------------------------------------------------------------------
International Small Cap Fund (283)  9/30/93         14.97%         3.65%           --               7.45%
-------------------------------------------------------------------------------------------------------------
Global Opportunities Fund (285)     9/30/93         20.18%         8.82%           --              13.91%
-------------------------------------------------------------------------------------------------------------
Global Communications Fund (280)     6/1/93          8.02%         3.01%           --              11.44%
-------------------------------------------------------------------------------------------------------------
Emerging Markets Fund (277)          3/1/92         12.32%        (1.96%)          --               8.75%
-------------------------------------------------------------------------------------------------------------
Emerging Asia Fund (648)+           9/30/96           --           --              --              21.06%
-------------------------------------------------------------------------------------------------------------

Montgomery Multi-Strategy Funds
=============================================================================================================
Select 50 Fund (295)                10/2/95         20.46%         --              --              30.60%
-------------------------------------------------------------------------------------------------------------
Asset Allocation Fund (291)         3/31/94         12.85%         --              --              23.64%
-------------------------------------------------------------------------------------------------------------

Montgomery Fixed-Income Funds
=============================================================================================================
Short Government Bond Fund (279)   12/18/92          5.14%         5.84%           --               6.46%
-------------------------------------------------------------------------------------------------------------
California Tax-Free Intermediate
Bond Fund (281)                      7/1/93          4.51%         5.22%           --               5.15%
-------------------------------------------------------------------------------------------------------------
                                As of 12/31/96:  One-day yield  Seven-day yield
-------------------------------------------------------------------------------------------------------------
Government Reserve Fund (278)       9/14/92          5.38%         5.06%
-------------------------------------------------------------------------------------------------------------
Federal Tax-Free Money Fund (647)+  7/15/96          4.16%         3.92%
-------------------------------------------------------------------------------------------------------------
California Tax-Free
Money Fund (292)                    9/30/94          3.69%         3.34%
-------------------------------------------------------------------------------------------------------------


* Closed to new investors.
+ Performance is cumulative and for a limited period of time.

Performance information is for Class R (Retail) shares only. Past performance is no guarantee of future results. Net asset value, investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

Income from tax-free funds may be subject to the Alternative Minimum Tax and/or state and local taxes.

An investment in one of our money market funds is neither insured nor guaranteed by the government. There can be no assurance that the money market funds will be able to maintain a stable net asset value of $1 per share. Yield may fluctuate.

There are certain risks associated with investing in foreign markets, such as currency fluctuation and political and economic instability. There are also additional risks associated with investing in small-cap companies. Investors are encouraged to read the prospectus carefully before investing.

--------------------
The Montgomery Funds
    Growth Fund
PORTFOLIO HIGHLIGHTS
--------------------
    (Unaudited)


I N V E S T M E N T    R E V I E W

Q: How did the Montgomery Growth Fund perform in the six months ended 12/31/96?

A: Although the Growth Fund underperformed the S&P 500 by 6.49 percentage points in the second half of 1996, it kept pace with the market for the full year and continues to lead the index by a wide margin since inception.


Q: Where was the Fund overweight during this period? Do you still have a favorable outlook for these areas?

A: The Growth Fund was overweight in three sectors in the second half of 1996: basic materials, such as paper and forest products; consumer cyclicals like retail, lodging and building materials; and technology. Each of these sectors is sensitive to the economic cycle. Although the economy is entering its sixth year of expansion, we are optimistic about continued growth in the U.S. economy and about the relative values offered by the stocks we own in these sectors.

A recent survey of U.S. paper and forest products companies, for instance, revealed that over the next three years they plan to increase capacity only marginally; many observers, in fact, expect the rate of expansion to be near an all-time low. Industry inventories have also declined significantly in all product areas over the past six months. At the same time, demand has risen considerably, resulting in significantly higher industry operating rates. We believe that these conditions should lead to an upturn in prices for paper and forest products fairly soon. On top of these improving fundamentals, relative stock prices in the group recently hit a 30-year low.

These trends represent the sort of important fundamental change that we look for, and we believe they should help drive these stocks up in the near future.

Q: Isn't it unusual to find sectors such as basic industries and building materials in a growth fund?

A: True, but we believe "growth is where you find it." A key element of our process is that we're willing to look at companies and industries other portfolios might overlook because these areas are not traditionally considered growth-oriented. This can create a meaningful advantage for our shareholders. We believe that the consistent returns of the Growth Fund, as well as its modest historic volatility, are primarily attributable to our willingness to look "outside the box" for our fund candidates. Remember, we are trying to find companies combining the best future growth prospects at the most reasonable prices.


Q: At the end of 1996, two stocks in the Growth Fund each made up more than 4% of assets: Dayton Hudson and L.M. Ericsson. How did they perform during the second half of 1996?

A: Both companies' stocks outperformed the overall market, and our outlook for them remains favorable. Dayton Hudson rose about 14% in the last half of 1996, after it reported earnings that surpassed the market's expectations and


=======================================
P O R T F O L I O   M A N A G E M E N T
---------------------------------------
Roger Honour...Senior Portfolio Manager
Andrew Pratt..........Portfolio Manager
Kathryn M. Peters.....Portfolio Manager

=======================================
     F U N D   P E R F O R M A N C E
---------------------------------------
      Average annual total returns
     for the periods ended 12/31/96
---------------------------------------
        Montgomery Growth Fund
Since inception (9/30/93).........26.13%
One year..........................20.20%
---------------------------------------
              S&P 500 Index
Since 9/30/93.....................18.85%
One year..........................22.96%
---------------------------------------

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


[CHART APPEARS HERE]
Growth of a $10,000 Investment

/1/ The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC market.

/2/ The Lipper Growth Funds Average universe consists of 669 funds.

                                                            --------------------
                                                            The Montgomery Funds
                                                                 Growth Fund
                                                            PORTFOLIO HIGHLIGHTS
                                                            --------------------

analysts raised their estimates of the company's future earnings. The performance of Ericsson's shares was even more exceptional; they registered a 40% gain in the last half of the year.

It's important to note that both stocks became large positions in the Growth Fund chiefly through capital appreciation.


Q: How will you manage the Growth Fund going forward?

A: As in the past, we will follow our multi-disciplined methodology and seek to creatively provide shareholders with the best available returns, while at the same time taking as little risk as possible. Our investment decisions are guided by companies' business fundamentals, not by trying to guess the next hot trend or sector of the market. We invest as we find opportunities that meet our disciplines, and we believe that this approach will best serve our shareholders over the long term.

----------------------------------------
   T O P    T E N    H O L D I N G S
----------------------------------------

  (as a percentage of total net assets)
Dayton-Hudson Corporation.......... 4.7%
Ericsson (L.M.) Telephone Company,
   Class B, ADR.................... 4.2%
Masco Corporation.................. 3.6%
Canadian National Railway Company.. 3.1%
International Paper Company........ 3.0%
Golden West Financial Corporation.. 3.0%
Octel Communications Corporation... 3.0%
Sybase Inc......................... 2.7%
Nordstrom, Inc..................... 2.6%
Schlumberger Ltd................... 2.3%

----------------------------------------
 T O P    F I V E    I N D U S T R I E S
----------------------------------------

  (as a percentage of total net assets)
Retail Trade.......................11.0%
Telecommunications Equipment.......10.8%
Pulp and Paper..................... 5.7%
Banks/Savings and Loan............. 5.4%
Business Services.................. 4.7%


P O R T F O L I O    I N V E S T M E N T S

December 31, 1996 (unaudited)

COMMON STOCKS -- 80.3%


      Shares                                                Value (Note 1)
Aerospace and Defense -- 0.6%

     254,000     Gulfstream Aerospace Corporation ..........$    6,159,500

Airlines -- 1.5%

     350,000     Federal Express Corporation ...............    15,575,000

Apparel and Textiles -- 0.3%

      50,000     VF Corporation ............................     3,375,000

Auto/Auto Parts -- 1.3%

     225,000     General Motors Corporation ................    12,543,750

Banks/Savings and Loan -- 5.4%

     125,000     BankAmerica Corporation ...................    12,468,750
     110,000     Citicorp ..................................    11,330,000
     475,000     Golden West Financial Corporation .........    29,984,375
                                                                ----------
                                                                53,783,125

Building Materials -- 3.6%

   1,000,000     Masco Corporation .........................    36,000,000

Business Services -- 4.7%

     975,000     AccuStaff Inc .............................$   20,596,875
     125,000     Computer Sciences Corporation .............    10,265,625
     275,000     Netscape Communications Corporation .......    15,640,625
                                                                ----------
                                                                46,503,125

Conglomerates -- 1.1%

     211,600     Tyco International Ltd ....................    11,188,350

Diversified Financial Services -- 1.1%

     250,000     Norwest Corporation .......................    10,875,000

Electronics -- 1.6%
     200,000     Raychem Corporation .......................    16,025,000

Food and Beverage -- 2.2%

     617,400     Fleming Companies, Inc ....................    10,650,150
      62,000     Unilever N.V., ADR ........................    10,865,500
                                                                ----------
                                                                21,515,650

Health Care -- 0.6%

     100,000     Oxford Health Plans, Inc ..................     5,856,250

The accompanying notes are an integral part of these financial statements.

--------------------
The Montgomery Funds
    INVESTMENTS
--------------------
     Growth Fund
--------------------

COMMON STOCKS -- (continued)

      Shares                                                Value (Note 1)
Leisure Time -- 1.4%
     425,000     G-TECH Holdings Corporation............... $   13,600,000

Lodging -- 2.7%
     160,000     HFS, Inc.+................................       9,560,000
     600,000     Interstate Hotels Company+................      16,950,000
                                                                 ----------
                                                                 26,510,000

Machinery and Tools -- 1.5%
     650,000     Measurex Corporation......................      15,600,000

Metals and Mining -- 1.5%
     500,000     Freeport-McMoRan Copper & Gold, Series B..      14,937,500

Newspapers/Publishing -- 1.0%
     500,000     World Color Press Inc.+...................       9,625,000

Oil -- 3.6%
     250,000     Amerada Hess Corporation..................      14,468,750
     350,000     Belco Oil & Gas Corporation+..............       9,581,250
     400,000     Union Pacific Resources Group, Inc........      11,700,000
                                                                 ----------
                                                                 35,750,000

Oilfield Equipment -- 4.2%
     225,000     Schlumberger Ltd..........................      22,471,875
     425,000     Tidewater Inc.............................      19,231,250
                                                                 ----------
                                                                 41,703,125

Pipelines -- 1.0%
     225,000     Enron Corporation.........................       9,703,125

Pulp and Paper -- 5.7%
     511,600     Boise Cascade Corporation.................      16,243,300
     325,000     Chesapeake Corporation....................      10,196,875
     750,000     International Paper Company...............      30,281,250
                                                                 ----------
                                                                 56,721,425

Railroad -- 3.0%
     800,000     Canadian National Railway Company.........      30,400,000

Real Estate -- 1.1%
     200,000     Starwood Lodging Trust....................      11,025,000

Retail Trade -- 11.0%
   1,200,000     Dayton-Hudson Corporation.................      47,100,000
     150,000     Gucci Group...............................       9,581,250
     725,000     Nordstrom, Inc............................      25,692,187
     250,000     Saks Holdings Inc.+.......................       6,750,000
     475,000     Staples, Inc.+............................       8,579,688
     250,000     TJX Companies, Inc........................      11,843,750
                                                                 ----------
                                                                109,546,875

Semiconductors -- 2.0%
     300,000     Analog Devices Inc.+......................      10,162,500
     156,000     Texas Instruments, Inc....................       9,945,000
                                                                 ----------
                                                                 20,107,500

Software Systems -- 3.7%
     550,000     Macromedia Inc.+..........................       9,968,750
   1,600,000     Sybase Inc.+..............................      26,700,000
                                                                 ----------
                                                                 36,668,750
Technology -- Miscellaneous -- 2.1%
   2,000,000     Avid Technology Inc.+..................... $    20,875,000

Telecommunications Equipment -- 10.8%
   1,400,000     Ericsson (L.M.) Telephone Company,
                 Class B, ADR..............................      42,262,500
     200,000     General Instruments Corporation, New+.....       4,325,000
     340,000     Northern Telecom Ltd......................      21,037,500
   1,700,000     Octel Communications Corporation+.........      29,537,500
     405,000     PictureTel Corporation+...................      10,479,375
                                                                 ----------
                                                                107,641,875
TOTAL COMMON STOCKS
(Cost $662,992,797)........................................     799,814,925
                                                                -----------

REPURCHASE AGREEMENTS -- 21.0%


Principal Amount
$63,842,500       Agreement with Bear Stearns Companies
                  Inc., Tri-Party, 7.500% dated
                  12/31/96, to be repurchased at
                  $63,869,101 on 01/02/97,
                  collateralized by $65,614,684 market
                  value of U.S. government securities,
                  having various maturities and various
                  interest rates.............................    63,842,500

 50,631,500       Agreement with Chase Manhattan
                  Corporation, Tri-Party, 7.500% dated
                  12/31/96, to be repurchased at
                  $50,652,596 on 01/02/97,
                  collateralized by $51,645,603 market
                  value of U.S. government securities,
                  having various maturities and various
                  interest rates.............................    50,631,500

 95,000,000       Agreement with Nikko Securities
                  Company, Ltd., 7.000% dated 12/31/96,
                  to be repurchased at $95,036,944 on
                  01/02/97, collateralized by
                  $97,366,519 market value of U.S.
                  government securities, having various
                  maturities and various interest rates......    95,000,000
                                                                 ----------

TOTAL REPURCHASE AGREEMENTS
(Cost $209,474,000)..........................................   209,474,000
                                                                -----------

TOTAL INVESTMENTS -- 101.3%
(Cost $872,466,797*)......................................... 1,009,288,925

OTHER ASSETS AND LIABILITIES -- (1.3%)
(Net)........................................................   (13,411,610)
                                                                 ----------

NET ASSETS -- 100.0%.........................................  $995,877,315
                                                               ============

*Aggregate cost for federal tax purposes.
+Non-income-producing security.

Abbreviation:
ADR...American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

                                          --------------------------------------
                                                   The Montgomery Funds
                                          --------------------------------------
                                                      Micro Cap Fund
                                          --------------------------------------

                                          P O R T F O L I O  H I G H L I G H T S
                                          --------------------------------------
                                                        (Unaudited)



I N V E S T M E N T    R E V I E W

Q: Even though the Micro Cap Fund outperformed its benchmark--the Russell 2000 Index--for the year, it underperformed during the last half of 1996. Why?

A: By implementing a disciplined investment process that led us to good growth companies trading at reasonable valuations, the Fund outperformed its benchmark in 1996. The Fund's performance for the six months ended 12/31/96 lagged the Russell 2000's by 3.42 percentage points, however, due to the Fund's underperformance during the third quarter. This quarter included the July correction, which was particularly severe for smaller-cap companies. Note that the weighted average market cap of the Russell 2000 is much larger than that of the Micro Cap Fund, and it was the smallest caps that were hit the hardest. (Investors in this fund should realize that smaller-cap stocks do tend to be more volatile than larger caps.) Bigger-cap stocks rebounded in the coming months, but smaller caps continued to lag as the market focused on big-cap, more-liquid names.

We do not focus on sector positioning, but our process often uncovers a number of companies in the same industry that are showing improved business fundamentals. Therefore, it is a bottom-up, not top-down, approach to building industry concentrations. During the last half of 1996, Micro Cap benefited from its weighting in energy services and was hurt by a relative underweighting in financials. Stock selection is what has enabled us to consistently exceed the annual returns of the Russell 2000.


Q: What holdings performed especially well, and why?

A: A holding that performed particularly well during the last six months was Unit Corporation, which appreciated 49% over the period. Unit Corporation is an energy company engaged in oil and gas exploration, production and contract drilling. All of the company's business divisions are performing very well. The U.S. drilling markets are realizing the highest rig utilization rates since the early 1980s. Unit's drilling subsidiary has experienced a 90% increase in rigs operating under contract since the end of 1995, with day rates continuing to rise. Sharply higher gas prices, combined with increased rig deployment, are driving up Unit's revenue, cash flow and earnings sharply. Another successful investment was II-VI Inc., which appreciated 62% over the last half of 1996. II-VI designs, manufactures and markets components for high-powered lasers and laser systems. These applications include high-speed cutting and welding, medical/cosmetic surgery and scientific instru- mentation. Customer demand for these products continues to increase as lasers are used for more and more applications, boosting backlog, revenues and earnings for II-VI.


Q: Are there any new positions that you're excited about?

A: A recent investment we think has great potential is Sinter Metals Inc. This company is the largest producer of powder metal components in North America and Europe for use principally in the automotive industry, but to a


==========================================
  P O R T F O L I O   M A N A G E M E N T
------------------------------------------
Roger Honour......Senior Portfolio Manager
Andrew Pratt.............Portfolio Manager
Kathryn M. Peters........Portfolio Manager


==========================================
      F U N D    P E R F O R M A N C E
------------------------------------------
      Average annual total returns
     for the periods ended 12/31/96
------------------------------------------
        Montgomery Micro Cap Fund
Since inception (12/30/94)......... 23.76%
One year........................... 19.12%
------------------------------------------
           Russell 2000 Index
Since 12/31/94..................... 22.33%
One year........................... 16.50%
------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

[CHART APPEARS HERE]

Growth of a $10,000 Investment

/1/ The Russell 2000 Index is a capitalization-weighted total return index that comprises 2,000 of the smallest-capitalized U.S. domiciled com-panies whose common stock is traded in the U.S. on NYSE, AMEX and NASDAQ.

/2/ The Lipper Small Company Growth Funds Average universe consists of 385 funds.

--------------------
The Montgomery Funds
--------------------
   Micro Cap Fund
--------------------
PORTFOLIO HIGHLIGHTS

========================================
    T O P    T E N    H O L D I N G S
----------------------------------------
  (as a percentage of total net assets)
Manitowoc Company...................2.7%
Moog, Inc., Class A.................2.4%
Life RE Corporation.................2.3%
HA-LO Industries Inc. ..............2.3%
Pride Petroleum Services Inc. ......2.2%
Kronos, Inc. .......................2.1%
Unit Corporation....................2.0%
Actel Corporation...................2.0%
Varco International Inc. ...........1.9%
Ethan Allen Interiors Inc. .........1.9%

========================================
  T O P   F I V E   I N D U S T R I E S
----------------------------------------
  (as a percentage of total net assets)
Machinery and Tools.................9.9%
Building Materials..................9.9%
Software Systems....................6.9%
Oilfield Equipment..................5.5%
Broadcasting/Advertising............5.1%


lesser extent in the lawn and garden, power tool and home appliance industries. Powder metal products offer precision designs at a lower cost than other processes; therefore, automotive customers are increasing the number of these components used in each vehicle. The company is the market leader of this highly fragmented industry and is four times the size of its next largest competitor, offering quality, scale and superior technology to its customers. Sinter Metals is growing by increasing orders from existing customers, adding new customers and acting as a consolidator in this fast-growing, fragmented industry.

Q: Were there any holdings that didn't do so well?

A: The stock of Renaissance Hotel Group, an upscale international hotel and resort operator, declined throughout the second half of 1996 despite the fact that upscale lodging industry fundamentals remained strong, the majority of the other stocks in this group were appreciating and the company continued to deliver in line with earnings expectations. At the end of 1996, Doubletree Corporation recognized this undervalued growth company and announced a takeover offer for Renaissance at a significant premium to the stock price.

Q: Has the Fund's strategy changed?

A: No. The Fund's strategy, as it has been since inception, is to use our stock selection process for early identification of good micro cap growth companies with improving business fundamentals trading at reasonable valuations. We use a quantitative screen to uncover companies with improving growth, then perform rigorous fundamental analysis to determine the validity and sustainability of a company's prospects and finally apply valuation criteria to determine if this good growth company is a good investment. Only after a stock meets all three steps of our process do we add it to the portfolio. We continually subject the stocks comprised by the Micro Cap Fund to the same process that got them into the portfolio in the first place. If they no longer meet all three steps of the process, we trim or sell them.

Q: How are you positioning the Micro Cap Fund for the year ahead?

A: Micro Cap's strategy is based on stock selection; therefore, we do not position the Fund in response to, or in anticipation of, short-term market moves. We have a fund comprising what we believe are good growth companies with solid business fundamentals trading at reasonable valuations, which we think will be good investments over the coming year. The portfolio continues to be well diversified, with 80 stocks in 37 industries.

Q: Why is now a good time to be invested in the Micro Cap Fund?

A: In 1996 the returns of the largest-cap stocks far exceeded those of small caps, causing a significant valuation discrepancy between the two groups. The smallest-cap stocks, such as those comprised by the Micro Cap Fund, we believe, offer the best value for strong growth. This market phenomenon, coupled with our unique stock selection process, could prove to be a powerful combination.

                                                           ---------------------
                                                           The Montgomery Funds
                                                           ---------------------
                                                              Micro Cap Fund
                                                           ---------------------
                                                           I N V E S T M E N T S


P O R T F O L I O   I N V E S T M E N T S

December 31, 1996 (unaudited)

COMMON STOCKS -- 93.4%

         Shares                                             Value (Note 1)
Aerospace and Defense -- 2.4%
     312,200     Moog, Inc., Class A+ ..................... $    7,297,675

Airlines -- 1.2%
     152,000     Expeditors International of Washington, Inc.    3,477,000

Apparel and Textiles -- 1.0%
      70,000     St. John Knits Inc. ......................      3,045,000

Auto/Auto Parts -- 0.5%
     115,000     Boyds Wheels, Inc.+ ......................      1,588,437

Banks/Savings and Loans -- 1.0%
     110,000     Bank United Corporation, Class A .........      2,949,375

Broadcasting/Advertising -- 5.1%
     250,000     HA-LO Industries Inc.+ ...................      6,890,625
     180,000     Metro Networks Inc.+ .....................      4,522,500
     218,500     Norwood Promotional Products, Inc.+ ......      3,878,375
                                                                 ---------
                                                                15,291,500

Building Materials -- 9.9%
     200,000     Champion Enterprises, Inc.+ ..............      3,900,000
      85,000     Fibreboard Corporation+ ..................      2,868,750
     170,000     Interface, Inc. ..........................      3,400,000
     130,000     NCI Building Systems, Inc.+ ..............      4,460,625
     200,000     Republic Group Inc. ......................      3,125,000
     230,000     Shelter Components Corporation ...........      2,817,500
     306,750     Southern Energy Homes, Inc.+ .............      3,508,453
     222,500     Triangle Pacific Corporation+ ............      5,353,906
                                                                 ---------
                                                                29,434,234

Business Services -- 2.4%
     136,500     Bell & Howell Company+ ...................      3,241,875
     133,100     On Assignment Inc.+ ......................      3,876,537
                                                                 ---------
                                                                 7,118,412

Computers and Office Equipment -- 2.4%
     160,000     Computer Products Inc.+ ..................      3,130,000
     124,000     Dialogic Corporation+ ....................      3,887,500
                                                                 ---------
                                                                 7,017,500

Consumer Cyclicals -- 1.6%
     214,000     Cannondale Corporation+ ..................      4,761,500

Consumer Products -- 1.9%
     100,000     Libbey, Inc. .............................      2,787,500
     211,500     RockShox, Inc.+ ..........................      3,027,094
                                                                 ---------
                                                                 5,814,594

Containers and Packaging -- 1.3%
     103,200     Continental Can Inc.+ ....................      1,457,700
     150,000     SEDA Specialty Packaging Corporation+ ....      2,456,250
                                                                 ---------
                                                                 3,913,950

 Electrical Equipment -- 2.1%
      74,400     Coherent, Inc.+ ..........................    $ 3,180,600
     178,000     Giga-Tronics Inc.+ .......................      1,501,875
     118,100     Woodhead Industries, Inc. ................      1,616,494
                                                                 ---------
                                                                 6,298,969

Electronics -- 2.0%
     132,000     Cubic Corporation ........................      3,052,500
      67,900     GenRad, Inc.+ ............................      1,578,675
     125,000     Xicor, Inc.+ .............................      1,281,250
                                                                 ---------
                                                                 5,912,425

Finance -- 1.3%
     130,000     Oxford Resources Corporation, Class A+ ...      3,989,375

Food and Beverage -- 2.3%
      90,000     Morningstar Group, Inc.+ .................      1,777,500
     195,000     Nature's Sunshine Products, Inc. .........      3,558,750
     180,000     Unimark Group, Inc.+ .....................      1,406,250
                                                                 ---------
                                                                 6,742,500

Furniture -- 0.8%
     175,000     O'Sullivan Industries Holdings, Inc. .....      2,450,000

Heavy Construction -- 1.0%
     148,000     Granite Construction, Inc. ...............      2,886,000

Insurance -- 4.8%
     165,000     Amerin Corporation+ ......................      4,238,437
     197,700     AVEMCO Corporation .......................      3,089,063
     181,000     Life RE Corporation ......................      6,991,125
                                                                 ---------
                                                                14,318,625

Lodging -- 1.0%
     132,100     Renaissance Hotel Group N.V.+ ............      3,104,350

Machinery and Tools -- 9.9%
     100,000     Applied Power, Inc., Class A .............      3,962,500
      82,000     DT Industries, Inc. ......................      2,849,500
     150,000     II-VI Inc.+ ..............................      3,900,000
     195,500     Manitowoc Company ........................      7,917,750
     121,800     Measurex Corporation .....................      2,923,200
     175,000     Sinter Metals Inc.+ ......................      5,206,250
     160,000     X-Rite Inc. ..............................      2,680,000
                                                                 ---------
                                                                29,439,200

Medical Products -- 3.3%
      53,200     Cooper Companies, Inc.+ ..................        917,700
     192,900     Maxicare Health Plans, Inc.+ .............      4,340,250
     202,700     Physio-Control International Corporation+       4,510,075
                                                                 ---------
                                                                 9,768,025

Metals and Mining -- 0.6%
     195,500     Lindberg Corporation .....................      1,906,125

The accompanying notes are an integral part of these financial statements.

---------------------
The Montgomery Funds
---------------------
   Micro Cap Fund
---------------------
I N V E S T M E N T S


COMMON STOCKS -- continued

         Shares                                             Value (Note 1)
Oil -- 2.4%
     100,000     Key Energy Group, Inc.+ ..................... $ 1,175,000
     600,000     Unit Corporation+ ...........................   5,925,000
                                                                 ---------
                                                                 7,100,000

Oilfield Equipment -- 5.5%
     102,400     Falcon Drilling Company, Inc.+ ..............   4,019,200
     279,500     Pride Petroleum Services Inc.+ ..............   6,463,438
     250,000     Varco International Inc.+ ...................   5,781,250
                                                                 ---------
                                                                16,263,888

Pollution Control -- 1.1%
     125,000     Tetra Technologies, Inc.+ ...................   3,179,688

Real Estate -- 1.1%
      62,000     Starwood Lodging Trust ......................   3,417,750

Real Estate Investment Trust -- 1.3%
     270,000     Innkeepers USA Trust ........................   3,746,250

Restaurants -- 2.1%
     108,300     Consolidated Products, Inc.+ ................   2,111,850
     167,500     Sonic Corporation+ ..........................   4,229,375
                                                                 ---------
                                                                 6,341,225

Retail Trade -- 3.1%
     145,000      Ethan Allen Interiors Inc. .................   5,582,500
     900,000      Filene's Basement Corporation+ .............   3,712,500
                                                                 ---------
                                                                 9,295,000

Semiconductors -- 4.2%
     245,000     Actel Corporation+ ..........................   5,834,062
      40,000     Cymer Inc.+. ................................   1,927,500
     207,500     International Rectifier Corporation+ ........   3,164,375
     100,000     Plexus Corporation+ .........................   1,712,500
                                                                 ---------
                                                                12,638,437

Software Systems -- 6.9%
     141,500     Barra Inc.+ .................................   3,838,187
     164,250     Boole and Babbage, Inc.+ ....................   4,024,125
     152,900     CFI ProServices, Inc.+ ......................   2,140,600
      90,000     Henry (Jack) & Associates ...................   3,195,000
     200,200     Kronos, Inc.+ ...............................   6,256,250
      80,000     Versatility Inc.+ ...........................   1,205,000
                                                                 ---------
                                                                20,659,162

Steel -- 1.1%
     190,000     Materials Science Corporation+ ..............   3,420,000

Technology -- Miscellaneous -- 1.8%
     202,500     Data Research Associates, Inc. ..............   2,974,219
     200,000     Firearms Training Systems, Inc.+ ............   2,350,000
                                                                 ---------
                                                                 5,324,219

Telecommunications -- 1.0%
     120,000     SDL Inc.+ ...................................   3,120,000

Telecommunications Equipment -- 0.4%
      80,000     Harmonic Lightwaves, Inc.+ ..................   1,225,000

         Shares                                             Value (Note 1)

Trucking -- 1.6%
     200,000     Swift Transportation Company Inc.+ .......... $ 4,662,500
                                                                 ---------

TOTAL COMMON STOCKS
(Cost $212,385,207) .......................................... 278,917,890
                                                               -----------

REPURCHASE AGREEMENTS -- 6.2%

Principal Amount

$9,253,000  Agreement with Bear Stearns
            Companies Inc., Tri-Party,
            7.500% dated 12/31/96, to be
            repurchased at $9,256,855 on
            01/02/97, collateralized by
            $9,509,851 market value of U.S.
            government securities, having
            various maturities and various
            interest rates ..................................    9,253,000

 9,253,000  Agreement with Chase Manhattan Corporation,
            Tri-Party, 7.500% dated
            12/31/96, to be repurchased at
            $9,256,855 on 01/02/97,
            collateralized by $9,438,329
            market value of U.S. government
            securities, having various
            maturities and various interest
            rates ...........................................    9,253,000
                                                                 ---------

TOTAL REPURCHASE AGREEMENTS
(Cost $18,506,000) ..........................................   18,506,000
                                                                ----------

TOTAL INVESTMENTS -- 99.6%
(Cost $230,891,207*) ........................................  297,423,890

OTHER ASSETS AND LIABILITIES -- 0.4%
(Net) .......................................................    1,219,374
                                                                 ---------

NET ASSETS -- 100.0% ........................................$ 298,643,264
                                                             =============

*Aggregate cost for federal tax purposes.
+Non-income--producing security.

The accompanying notes are an integral part of these financial statements.

                                          --------------------------------------
                                                   The Montgomery Funds
                                          --------------------------------------
                                                      Small Cap Fund
                                          --------------------------------------
                                                   PORTFOLIO  HIGHLIGHTS

                                                       (Unaudited)

I N V E S T M E N T   R E V I E W

Q: How did the Montgomery Small Cap Fund perform versus its benchmark during the six months ended December 31, 1996?

A: The Fund underperformed the Russell 2000 Index during the second half of 1996 by 4.88 percentage points. But it led that index during 1996 as a whole, and it continues to outperform the Russell 2000 on an annualized basis since inception.


Q: What elements of the portfolio (i.e., individual holdings or industry weightings) benefited the Fund most during this period?

A: A variety of stocks in the portfolio turned in good performances during the second half. In fact, several stocks reached the price targets we had set for them during the period, leading us to take profits on them. These included Teltrend, a telecommunications equipment company, and World Color Press, which is involved in publishing.


Q:  Were any elements disappointing?

A: In December telecommunications service provider Frontier Corporation (a long-standing position in the portfolio) announced that it would have trouble continuing to expand its business at past rates, and its stock immediately dropped 20%. Given this apparent fall-off in Frontier's business fundamentals, we sold our position. LCI International, another telecommunications service provider, fell 35% in sympathy with Frontier's problems, even though LCI's management stated publicly that the company was not experiencing the same problems that Frontier was. We are confident about LCI's growth prospects and we believe that its share price will rebound as the company meets earnings expectations.

Finally, Galoob Toys fell sharply in December when analysts reduced their earnings forecasts for the company. We think the selling has been overdone, however, and we're confident that Galoob's share price will either rebound or the company's depressed share price will make it an attractive takeover target.


Q: Any new positions that you're excited about for the future?

A: Yes, there are quite a few. During the fourth quarter, we initiated a position in ETEC Systems, which is a leading producer of specialized capital equipment for the semiconductor industry. Other new additions include CareMatrix Corporation, which owns and operates assisted-living facilities for seniors, and Steris Corporation, a rapidly growing company that specializes in helping hospitals keep their medical and surgical equipment sterile.


Q: The Fund's strategy is based on bottom-up corporate analysis, so you don't actively "play" sectors. But are there any particular industries or sectors where you're finding stocks that are fundamentally attractive?

A: At the start of 1997, the Fund's largest sector concentrations were in telecommunications (13%) and business services (10.9%). The remaining assets are in a variety of other industries, so, as you can see, the portfolio

==========================================
  P O R T F O L I O   M A N A G E M E N T
------------------------------------------
Stuart Roberts....Senior Portfolio Manager
Jerome Philpott..........Portfolio Manager
Bradford Kidwell.........Portfolio Manager

==========================================
      F U N D   P E R F O R M A N C E
------------------------------------------
     Average annual total returns
    for the periods ended 12/31/96
------------------------------------------

        Montgomery Small Cap Fund
Since inception (7/13/90)...........21.11%
One year............................18.69%
Five years..........................14.49%
------------------------------------------
          Russell 2000 Index

Since 6/30/90.......................14.39%
One year............................16.50%
Five years..........................15.64%
------------------------------------------

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

[CHART APPEARS HERE]

Growth of a $10,000 Investment

/1/ The Russell 2000 Index is a capitalization-weighted total return index that comprises 2,000 of the smallest-capitalized U.S. domiciled companies whose common stock is traded in the U.S. on NYSE, AMEX and NASDAQ.

/2/ The Lipper Small Company Growth Funds Average universe consists of 385 funds.

----------------------------------------
         The Montgomery Funds
----------------------------------------
            Small Cap Fund
----------------------------------------
        PORTFOLIO  HIGHLIGHTS


----------------------------------------
    T O P    T E N    H O L D I N G S
----------------------------------------
  (as a percentage of total net assets)
ICG Communications, Inc. ...........3.5%
LCI International Inc. .............3.2%
Petroleum Geo-Services, ADR ........3.0%
OEA Inc. ...........................2.7%
National Data Corporation ..........2.7%
Caribiner International Inc. .......2.2%
OrNda Healthcorp ...................2.1%
SEACOR Holdings Inc. ...............2.0%
Commercial Federal Corporation .....2.0%
Conseco, Inc. ......................1.9%

----------------------------------------
T O P    F I V E    I N D U S T R I E S
----------------------------------------
 (as a percentage of total net assets)
Telecommunications ................13.0%
Business Services .................10.9%
Oil ................................9.6%
Health Care ........................6.8%
Insurance ..........................6.1%


remains fairly well diversified. Again, though, all these sector concentrations are a function of our bottom-up analysis.


Q: How are you positioning the Fund for the year ahead?

A: As always, our decisions will be driven by a bottom-up, company-specific investment discipline. Our ongoing research effort, which includes meeting with several hundred firms a year, is the key to our process. Our goal is to identify those companies that we believe will continue to offer consistently superior earnings growth, among other qualities.


Q: Although the Fund is currently closed to new investors, what makes it a good place for existing shareholders to invest additional money?

A: During the second half of 1996, the stocks of large-cap companies continued to outperform those of smaller firms. Although this may have been cause for some short-term disappointment, we think that the trend actually bodes well for investors in this fund. Many small-cap stocks are now trading at valuations that are attractive relative both to their levels over the past decade or so and to the valuations of large caps in general. We continue to believe that as a group, small caps represent the most attractive segment of the market--both in the near term and over the long run. The small-cap sector continues to be the least efficient segment of the U.S. market, and we're convinced that our hands-on research gives us a true advantage in the investment process.



P O R T F O L I O    I N V E S T M E N T S
December 31, 1996 (unaudited)

COMMON STOCKS -- 95.6%

      Shares                                                  Value (Note 1)
Aerospace and Defense -- 0.9%
      95,000     Tracor, Inc.+ ............................... $ 2,030,625

Auto/Auto Parts -- 2.7%
     130,300     OEA Inc. ....................................   5,961,225

Banks/Savings and Loans -- 3.3%
      72,500     Bank United Corporation, Class A ............   1,943,906
      91,200     Commercial Federal Corporation ..............   4,377,600
      28,800     OnBancorp Inc. ..............................   1,072,800
                                                                 ---------
                                                                 7,394,306

Biotechnology -- 2.3%
     108,000     Idec Pharmaceuticals Corporation+ ...........  $2,558,250
     138,600     Liposome Company, Inc.+ .....................   2,659,387
                                                                 ---------
                                                                 5,217,637

Broadcasting/Advertising -- 0.7%
      66,300     HSN, Inc.+ ..................................   1,566,338

Building Materials -- 1.9%
     178,900     AMRE, Inc.+ .................................     290,713
      97,700     Champion Enterprises, Inc.+ .................   1,905,150
      91,200     Oakwood Homes Corporation+ ..................   2,086,200
                                                                 ---------
                                                                 4,282,063

The accompanying notes are an integral part of these financial statements.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                                Small Cap Fund
                                                            --------------------
                                                           I N V E S T M E N T S
                                                            --------------------


COMMON STOCKS -- continued


      Shares                                                  Value (Note 1)
Business Services -- 10.9%
     111,300     Billing Information Concepts+..............$     3,220,744
      66,800     BiSYS Group, Inc.+.........................      2,475,775
      96,100     Caribiner International Inc.+..............      4,829,025
      74,900     DST Systems, Inc.+.........................      2,349,988
      45,900     Envoy Corporation+.........................      1,729,856
     136,800     National Data Corporation..................      5,950,800
      96,100     Personnel Group of America Inc.+...........      2,318,412
      61,100     TeleTech Holdings, Inc.+...................      1,565,688
                                                                  ---------
                                                                 24,440,288

Capital Goods -- 1.5%
      74,500      Corrections Corporation of America+.......      2,281,563
     122,200      Thermatrix Inc.+..........................      1,122,712
                                                                  ---------
                                                                  3,404,275

Computers and Office Equipment -- 0.7%
      48,900      Dialogic Corporation+.....................      1,528,125

Diversified Financial Services -- 5.6%
      48,000      Aames Financial Corporation...............      1,722,000
     195,500      AmeriCredit Corporation+..................      4,007,750
      71,700      ContiFinancial Corporation+...............      2,590,162
     134,220      Imperial Credit Industries................      2,818,620
      81,500      Union Acceptance Corporation+.............      1,426,250
                                                                 ---------
                                                                 12,564,782

Finance -- 1.3%
     111,800      Amresco, Inc.+............................     2,976,675

Food and Beverage -- 2.5%
      78,200      Canandaigua Wine Company, Inc., Class A+..     2,223,813
      86,700      Smithfield Foods Inc.+....................     3,283,763
                                                                 ---------
                                                                 5,507,576

Health Care -- 6.8%
     182,500      Capstone Pharmacy Services, Inc.+.........     2,053,125
      63,700      CareMatrix Corporation+...................       836,062
      91,200      Omnicare, Inc.............................     2,929,800
     162,900      OrNda Healthcorp+.........................     4,764,825
      63,000      PhyMatrix Corporation+....................       905,625
      93,300      Physician Computer Network Inc.+..........       793,050
      96,000      Quorum Health Group, Inc.+................     2,844,000
                                                                 ---------
                                                                15,126,487

Insurance -- 6.1%
      91,200      CMAC Investment Corporation...............     3,351,600
      65,200      Conseco, Inc..............................     4,156,500
      36,700      Equitable of Iowa Companies...............     1,683,612
      89,600      Everest Reinsurance Holdings Inc..........     2,576,000
      47,600      Life RE Corporation.......................     1,838,550
                                                                 ---------
                                                                13,606,262

Leisure Time -- 3.0%
     427,800      Alliance Gaming Corporation+..............     1,844,887
      91,200      K2 Resources, Inc.........................     2,508,000
      73,300      Regal Cinemas Inc.+.......................     2,244,813
                                                                 ---------
                                                                 6,597,700

Lodging -- 1.0%
     162,904      ShoLodge, Inc.+...........................     2,138,115

Machinery and Tools -- 1.3%
      94,500      Greenfield Industries Inc.................     2,888,156

Medical Products -- 5.2%
      59,900      Arrow International.......................     1,699,662
      97,700      I-Stat Corporation+.......................     2,308,163
      84,700      Mentor Corporation........................     2,488,062
     107,400      Physio-Control International Corporation+.     2,389,650
      65,200      Steris Corporation........................     2,840,275
                                                                 ---------
                                                                11,725,812

Oil -- 9.6%
      67,100      BJ Services Company+......................     3,422,100
      78,200      Camco International Inc...................     3,606,975
      29,300      Nuevo Energy Company+.....................     1,523,600
     172,400      Petroleum Geo-Services, ADR+..............     6,723,600
      71,700      SEACOR Holdings Inc.+.....................     4,517,100
      70,900      Seagull Energy Corporation+...............     1,559,800
                                                                 ---------
                                                                21,353,175

Pharmacy/Drugs -- 5.6%
      32,600      Agouron Pharmaceuticals Inc.+.............     2,204,575
      84,700      AmeriSource Health Corporation, Class A+..     4,086,775
     113,000      MedImmune, Inc.+..........................     1,949,250
      63,500      North American Vaccine Inc.+..............     1,539,875
      61,600      Watson Pharmaceuticals Inc.+..............     2,768,150
                                                                 ---------
                                                                12,548,625
Pollution Control -- 1.5%
     135,200      TETRA Technologies Inc.+..................     3,439,150

Retail Trade -- 3.6%
      62,800      Black Box Corporation+....................     2,566,950
      39,100      Global DirectMail Corporation+............     1,705,738
     260,600      Renters Choice Inc.+......................     3,729,837
                                                                 ---------
                                                                 8,002,525
Semiconductors -- 0.7%
      41,600      ETEC Systems, Inc.+.......................     1,570,400

Software Systems -- 0.4%
      42,900      Midway Games Inc.+........................       868,725

Steel -- 0.9%
     122,200      Northwest Pipe Company+...................     1,985,750

The accompanying notes are an integral part of these financial statements.

--------------------
The Montgomery Funds
--------------------
   Small Cap Fund
--------------------

    INVESTMENTS


COMMON STOCKS -- continued


      Shares                                                  Value (Note 1)
Telecommunications -- 13.0%
      78,200     ACC Corporation+...........................   $  2,360,663
      35,800     Globalstar Telecommunication Ltd.+.........      2,210,650
     443,028     ICG Communications, Inc.+..................      7,808,369
     334,100     LCI International Inc.+....................      7,183,150
     100,900     McLeod, Inc.+..............................      2,585,562
     175,900     MIDCOM Communications, Inc.+...............      1,517,138
     114,000     Primus Telecommunications Group, Inc.+.....      1,425,000
     138,000     Tel-Save Holdings, Inc.+...................      3,993,375
                                                                  ---------
                                                                 29,083,907

Telecommunications Equipment -- 1.7%
      68,400     Comverse Technology Inc.+..................      2,586,375
      71,700     NICE Systems, Ltd., ADR+...................      1,277,156
                                                                  ---------
                                                                  3,863,531
Toys -- 0.9%
     144,200     Galoob Toys Inc.+..........................      2,018,800

TOTAL COMMON STOCKS
(Cost $159,843,646).........................................    213,691,035
                                                                -----------

REPURCHASE AGREEMENT -- 3.1%
(Cost $7,028,000)
Principal Amount                                                Value (Note 1)
$7,028,000      Agreement with Chase Manhattan Corporation,
                Tri-Party, 7.500% dated 12/31/96, to be
                repurchased at $7,030,928 on 01/02/97,
                collateralized by $7,168,764 market value of
                U.S. government securities, having various
                maturities and various interest rates.......   $  7,028,000
                                                                  ---------


TOTAL INVESTMENTS -- 98.7%
(Cost $166,871,646*)........................................    220,719,035

OTHER ASSETS AND LIABILITIES -- 1.3%
(Net).......................................................      2,908,908
                                                                  ---------

NET ASSETS -- 100.0%........................................   $223,627,943
                                                               ============

*Aggregate cost for federal tax purposes.
+Non-income-producing security.

Abbreviation:
ADR .....American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                                  Small Cap
                                                             Opportunities Fund
                                                            --------------------
                                                            PORTFOLIO HIGHLIGHTS
                                                                  (Unaudited)

INVESTMENT REVIEW

Q: The Small Cap Opportunities Fund had an outstanding year with the exception of the fourth quarter, which adversely affected its performance in the last half of 1996. What happened?

A: During the fourth quarter, the Fund was hurt by its exposure to consumer stocks, especially retailers of sunglasses, and by radio and TV broadcasting companies. We reduced holdings in these areas during the fourth quarter. For the six-month period, however, the Fund performed in line with the Russell 2000, and for the year, the Fund far outperformed it. In fact, its returns were more than two times those of the benchmark's--all in all, an outstanding year for the Fund's shareholders.


Q: What holdings performed especially well during the period?

A: Our top performer was Sanmina, a leading provider of contract manufacturing services. Sanmina's excellent growth is attributable to its position as a key manufacturing partner to companies making telecommunications, data networking, industrial and medical equipment.

These companies turn increasingly to Sanmina because of its excellent service, track record and ability to help them bring their products to market quickly. Its success in attracting that business is reflected in its share price.


Q: Were there any holdings that didn't do so well?

A: The Men's Wearhouse, a retailer of men's apparel, didn't do well. The company was hurt by a very competitive pricing environment during the period. The company also had an outstanding year in 1995, which made 1996 comparisons difficult. We have maintained our position in this stock, however, as we expect the company to have a successful year in 1997, driven by better sales and less competition.


Q: What is the Fund's strategy? Are you planning to position the Fund differently for the year ahead?

A: The Fund's investment objective going into 1997 remains the same as it has always been: to find high-quality, small-cap growth companies trading at reasonable valuations. We execute this strategy using a three-step approach that consists of screening companies for improving business fundamentals, extensively analyzing market and industry trends and keeping a close eye on company valuations. So we don't really "position" the portfolio, although we do make sure that it is well diversified. Its makeup is basically a function of our bottom-up stock selection process. That said, the Fund is entering 1997 with less exposure to the specialty retailing area and more producer-durable stocks than it had in mid-1996. As the year progresses, the Fund's positioning will change as we identify undervalued growth opportunities in the market.


===========================================
  P O R T F O L I O    M A N A G E M E N T
-------------------------------------------
Roger Honour.......Senior Portfolio Manager
Andrew Pratt..............Portfolio Manager
Kathryn M. Peters.........Portfolio Manager


===========================================
      F U N D   P E R F O R M A N C E
-------------------------------------------

       Average annual total returns
      for the periods ended 12/31/96

-------------------------------------------
                Montgomery
      Small Cap Opportunities Fund

Since inception (12/29/95).........37.28%

-------------------------------------------
           Russell 2000 Index

Since 12/31/95.....................16.50%

-------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


Growth of a $10,000 Investment

[LINE GRAPH APPEARS HERE]

/1/ The Russell 2000 Index is a capitalization-weighted total return index that is comprised of 2,000 of the smallest-capitalized U.S. domiciled companies whose common stock is traded in the U.S. on NYSE, AMEX and NASDAQ.

/2/ The Lipper Small Company Growth Funds Average universe consists of 385 funds.

--------------------
The Montgomery Funds
--------------------
      Small Cap
 Opportunities Fund
--------------------

PORTFOLIO HIGHLIGHTS

========================================
   T O P    T E N    H O L D I N G S
----------------------------------------
  (as a percentage of total net assets)
Caribiner International Inc.........4.9%

Applied Graphics Technologies, Inc..4.6%

Cooper Companies, Inc...............3.2%

MedPartners, Inc....................3.0%

U.S. Office Products Company........3.0%

Unison Software, Inc................2.2%

Borders Group Inc...................2.2%

Sola International, Inc.............2.0%

Jones Apparel Group, Inc............2.0%

Marine Drilling Companies, Inc......1.9%

========================================
 T O P    F I V E    I N D U S T R I E S
----------------------------------------
  (as a percentage of total net assets)
Business Services..................14.9%

Software Systems...................10.6%

Medical Products....................8.4%

Diversified Financial Services......5.3%

Broadcasting/Advertising............4.6%

Q: Why should investors consider the Montgomery Small Cap Opportunities Fund right now?

A: The past year was better for large-capitalization stocks than for small caps, as measured by the Russell 2000 (up 16.50%) and the S&P 500 (up 22.95%). Small-caps went through a very difficult period in July, going down roughly twice as far as the large-cap indexes, even though the fundamentals of most small caps hadn't changed. We think that small-cap stocks continue to represent an attractive part of the market, if investment is conducted using a disciplined process. The Small Cap Opportunities Fund provides investors with a way to participate in small-cap stocks, using our unique discipline for stock selection and prudent portfolio management techniques.


P O R T F O L I O    I N V E S T M E N T S

December 31, 1996 (unaudited)

COMMON STOCKS -- 89.2%


      Shares                                                  Value (Note 1)
Apparel and Textiles -- 3.5%
    105,000      Jones Apparel Group, Inc.+.................$    3,924,375
    130,000      The Men's Wearhouse Inc.+..................     3,160,625
                                                                 ---------
                                                                 7,085,000

Broadcasting/Advertising -- 4.6%
     67,000      American Radio Systems Corporation+........     1,825,750
     40,000      Heftel Broadcasting Corporation, Class A+..     1,245,000
     71,000      Lin Television Corporation+................     2,990,875
    109,500      Norwood Promotional Products, Inc.+........     1,943,625
     40,000      Young Broadcasting Corporation, Class A+...     1,175,000
                                                                 ---------
                                                                 9,180,250

Business Services -- 14.9%
    318,000      Applied Graphics Technologies, Inc.+.......     9,142,500
    194,000      Caribiner International Inc.+..............     9,748,500
     45,000      Computer Task Group, Inc.+.................     1,935,000
     55,000      HCIA Inc.+.................................     1,907,812
    176,400      U.S. Office Products Company+..............     5,986,575
     50,000      Whittman-Hart Inc.+........................     1,268,750
                                                                 ---------
                                                                29,989,137

Capital Goods -- 1.5%
     95,000      Waters Corporation+........................     2,885,625


Computers and Office Equipment -- 0.9%
     60,000      Dialogic Corporation+......................    $1,875,000


Consumer Products -- 2.2%
    123,700      Borders Group Inc.+........................     4,437,737


Consumer Services -- 2.8%
    100,000      Carriage Services, Inc.+...................     2,218,750
    212,500      Team Rental Group Inc.+....................     3,453,125
                                                                 ---------
                                                                 5,671,875

Diversified Financial Services -- 5.3%
     53,000      Aames Financial Corporation................     1,901,375
    101,500      AmeriCredit Corporation+...................     2,080,750
    170,000      BA Merchant Services, Inc.+................     3,038,750
     25,000      IMC Mortgage Company+......................       831,250
     50,000      Imperial Credit Industries.................     1,050,000
     55,000      Southern Pacific Funding Corporation+......     1,711,875
                                                                 ---------
                                                                10,614,000

Electrical Equipment -- 1.0%
     95,000      MRV Communications Inc.+...................     2,072,187

The accompanying notes are an integral part of these financial statements.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                                   Small Cap
                                                             Opportunities Fund
                                                            --------------------
                                                                  INVESTMENTS


COMMON STOCKS - continued


      Shares                                                  Value (Note 1)
Electronics -- 1.5%
     80,000      SBS Technologies, Inc.+....................$    2,940,000


Furniture -- 1.3%
     60,500      Kimball International, Inc., Class B.......     2,503,188


Health Care -- 3.9%
    285,900      MedPartners, Inc.+.........................     6,003,900
    120,000      Orthodontic Centers of America, Inc.+......     1,890,000
                                                                 ---------
                                                                 7,893,900

Insurance -- 1.4%
     55,000      Berkley (W.R.) Corporation.................     2,808,438


Lodging -- 2.8%
    133,500      Interstate Hotels Company+.................     3,771,375
     81,800      Renaissance Hotel Group N.V.+..............     1,922,300
                                                                 ---------
                                                                 5,693,675

Medical Products -- 8.4%
    373,500      Cooper Companies, Inc.+....................     6,442,875
     30,000      ESC Medical Systems, Ltd.+.................       772,500
     75,000      Fisher Scientific International+...........     3,534,375
     95,100      Maxicare Health Plans, Inc.+...............     2,139,750
    104,200      Sola International, Inc.+..................     3,959,600
                                                                 ---------
                                                                16,849,100

Newspapers/Publishing -- 0.6%
     65,000      World Color Press Inc.+....................     1,251,250


Oil -- 3.4%
     47,500      Cliffs Drilling Company+...................     2,986,563
    195,000      Marine Drilling Companies, Inc.+...........     3,839,062
                                                                 ---------
                                                                 6,825,625

Oilfield Equipment -- 1.5%
    140,000      Hvide Marine, Inc., Class A+...............     3,036,250


Real Estate -- 0.9%
     50,500      Redwood Trust Inc..........................     1,862,188


Restaurants -- 2.0%
     88,700      Boston Chicken Inc.+.......................     3,182,112
     50,000      Quality Dining, Inc.+......................       881,250
                                                                 ---------
                                                                 4,063,362

Retail Trade -- 2.4%
     30,000      Corporate Express, Inc.+...................       883,125
    200,000      Kenneth Cole Productions Inc.+.............     3,100,000
     33,500      Loehmann's Holdings, Inc.+.................       770,500
                                                                 ---------
                                                                 4,753,625

Semiconductors -- 2.5%
     80,000      Actel Corporation+.........................     1,905,000
     54,100      Sanmina Corporation+.......................     3,056,650
                                                                 ---------
                                                                 4,961,650

Services -- 1.3%
    125,000      Education Management Corporation+..........     2,593,750


Software Systems -- 10.6%
      44,250     Boole and Babbage, Inc.+...................    $1,084,125
      30,000     Cognos, Inc.+..............................       840,000
     150,000     Enterprise Systems, Inc.+..................     3,543,750
      91,500     JDA Software Group, Inc.+..................     2,579,156
     100,000     Keane, Inc.+...............................     3,175,000
      43,500     Kronos, Inc.+..............................     1,359,375
     370,000     Meridian Data Inc.+........................     2,520,625
      80,000     Structural Dynamics Research Corporation+..     1,585,000
     169,200     Unison Software, Inc.+.....................     4,483,800
                                                                 ---------
                                                                21,170,831

Telecommunications -- 2.1%
     115,000     Boston Technology, Inc.+...................     3,299,063
      30,000     P-Com, Inc.+...............................       892,500
                                                                 ---------
                                                                 4,191,563

Telecommunications Equipment -- 3.3%
      60,000     Comverse Technology Inc.+..................     2,268,750
     126,000     Ortel Corporation+.........................     2,992,500
      50,000     PictureTel Corporation+....................     1,293,750
                                                                 ---------
                                                                 6,555,000

Toys -- 1.4%
     157,500     Action Performance Companies, Inc.+........     2,874,375


Trucking -- 1.2%
      90,000     U.S. Freightways Corporation...............     2,469,375
                                                                 ---------

TOTAL COMMON STOCKS
(Cost $153,450,765)..........................................  179,107,956
                                                               -----------

REPURCHASE AGREEMENT -- 12.2%
(Cost $24,496,000)
Principal Amount
$24,496,000       Agreement with Bear Stearns Companies Inc.,
                  Tri-Party, 7.500% dated 12/31/96, to be
                  repurchased at $24,506,207 on 01/02/97,
                  collateralized by $25,175,977 market value
                  of U.S. government securities, having various
                  maturities and various interest rates......   24,496,000
                                                                ----------

TOTAL INVESTMENTS -- 101.4%
(Cost $177,946,765*).........................................  203,603,956

OTHER ASSETS AND LIABILITIES -- (1.4%)
(Net)........................................................   (2,852,896)

NET ASSETS -- 100.0%......................................... $200,751,060
                                                              ============

*Aggregate cost for federal tax purposes.
+Non-income-producing security.

The accompanying notes are an integral part of these financial statements.

--------------------
The Montgomery Funds
--------------------
 Equity Income Fund
--------------------
PORTFOLIO HIGHLIGHTS
    (Unaudited)



===========================================
  P O R T F O L I O    M A N A G E M E N T
-------------------------------------------

John Brown.........Senior Portfolio Manager


===========================================
     F U N D   P E R F O R M A N C E
-------------------------------------------

       Average annual total returns
      for the periods ended 12/31/96

-------------------------------------------
       Montgomery Equity Income Fund

Since inception (9/30/94).......22.71%

One year........................18.34%

-------------------------------------------
              S&P 500 Index

Since 9/30/94...................26.29%

One year........................22.95%

-------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Growth of a $10,000 Investment

[LINE CHART APPEARS HERE]

/1/ The Standard & Poor's 500 Index is
    composed of 500 widely held common
    stocks listed on the NYSE, AMEX and OTC
    market.

/2/ The Lipper Equity Income Funds Average universe consists of 160 funds.


I N V E S T M E N T   R E V I E W


Q: How did the Montgomery Equity Income Fund perform relative to its benchmark in the six months ended 12/31/96?

A: Thanks to solid stock selection, the Fund outperformed the Lipper Equity Income category average by 1.01 percentage points, but it slightly lagged the S&P 500 Index. That was largely because the Fund didn't have exposure to some of the growth-oriented stocks of the S&P that investors favored during the second half of the period.


Q: Which of the Fund's holdings performed especially well during the period?

A: Quite a few of the Fund's holdings in the financial sector performed well. The direction of interest rates was less of a factor in drawing investors to this sector in 1996 than it had been in the past, though; what really drove these stocks last year were good earnings trends and other positive fundamentals, especially for the big national banks. A variety of individual positions like Bristol-Myers and Betzdearborn also helped the Fund during the second half of 1996.


Q: What holdings underperformed?

A: As a group, the Fund's holdings in the electric utilities and telephone sectors did poorly in the second half of 1996. Utilities in general have been depressed by a number of factors, especially the threat of increased competition. Market trends have also played a role, in that utilities have been overlooked as investors have stampeded to more aggressive investments, like technology stocks.


Q: Did you make any significant shifts to the portfolio in the second half of 1996?

A: We've been taking profits on the Fund's positions in financials--banks specifically--which have had good runs lately. We've also been paring back on energy stocks, which were one of the top performing sectors in 1996 as the price of crude oil jumped.


Q: How are you positioning the Fund for the year ahead?

A: Two areas where we see unrecognized potential are paper and chemical manufacturers. That might seem like two odd choices, if you consider only that the U.S. economy seems to be in the later stages of its expansion. In fact, that seems to be exactly what investors are doing, which makes these stocks quite a bargain. But if synchronized global growth becomes a reality soon--and we think it may--we believe that the paper and chemical companies we own should benefit from an upsurge in demand for their goods.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                             Equity Income Fund
                                                            --------------------
                                                            PORTFOLIO HIGHLIGHTS



Q: Why should an investor consider the Equity Income Fund right now?

A: The Equity Income Fund provides investors with what we believe is relatively low-risk exposure to the stock market. Lately, of course, funds that have taken on a great deal of risk have paid off as the market has reached a string of new highs. Although no one can predict with certainty where it will go in the next few months, investors might find our emphasis on stability reassuring.


----------------------------------------
   T O P    T E N    H O L D I N G S
----------------------------------------
  (as a percentage of total net assets)

Amoco Corporation...................3.6%

UST Inc.............................3.2%

Bristol-Myers Squibb Company........3.1%

Genuine Parts Company...............2.9%

Morgan (J.P.) & Company Inc.........2.8%

Anheuser-Busch Companies Inc........2.6%

Weyerhauser Company.................2.4%

Masco Corporation...................2.4%

Western Resources Inc...............2.4%

General Mills Inc...................2.3%

----------------------------------------
T O P   F I V E   I N D U S T R I E S
----------------------------------------
 (as a percentage of total net assets)

Electric Utilities.................12.5%

Oil.................................8.8%

Insurance...........................8.7%

Food and Beverage...................7.3%

Pulp and Paper......................7.1%


P O R T F O L I O    I N V E S T M E N T S

December 31, 1996 (unaudited)

COMMON STOCKS -- 93.5%


      Shares                                                  Value (Note 1)
Auto/Auto Parts -- 4.3%
    6,300        Eaton Corporation..........................$    439,425
   20,000        Genuine Parts Company......................     892,500
                                                                 -------
                                                               1,331,925

Banks/Savings and Loans -- 6.4%
    6,300        Banc One Corporation.......................     270,900
   10,000        Great Western Financial Corporation........     290,000
    9,000        Morgan (J.P.) & Company Inc................     878,625
   10,100        Wachovia Corporation.......................     570,650
                                                                 -------
                                                               2,010,175

Building Materials -- 2.4%
   21,000        Masco Corporation..........................     756,000


Chemicals -- 6.2%
   12,000        Betzdearborn, Inc..........................     702,000
    7,000        Dow Chemical Company.......................     548,625
    5,000        Rohm & Haas Company........................     408,125
    9,000        Witco Corporation..........................     274,500
                                                                 -------
                                                               1,933,250

Computers and Office Equipment -- 0.9%
    5,000        Pitney Bowes Inc...........................     272,500


Consumer Products -- 1.9%
    7,000        Minnesota Mining & Manufacturing Company...     580,125


Cosmetics and Personal Care -- 4.3%
   13,000        Bausch & Lomb Inc..........................     461,500
   19,000        Rubbermaid, Inc............................     432,250
   11,000        Tambrands Inc..............................     449,625
                                                                 -------
                                                               1,343,375

Electric Utilities -- 12.5%
   26,000        Baltimore Gas & Electric Company...........     695,500
   15,000        Central & South West Corporation...........     384,375
    7,000        Dominion Resources Inc.....................     269,500
    9,000        Florida Progress Corporation...............     290,250
   21,500        PacifiCorp.................................     440,750
   12,000        Union Electric Company.....................     462,000
   24,000        Western Resources Inc......................     741,000
   23,000        Wisconsin Energy Corporation...............     618,125
                                                                 -------
                                                               3,901,500

Electrical Equipment -- 1.0%
    7,000        Hubbell Inc., Class B......................     302,750

The accompanying notes are an integral part of these financial statements.

--------------------
The Montgomery Funds
--------------------
 Equity Income Fund
--------------------

    INVESTMENTS


COMMON STOCKS -- continued


      Shares                                                  Value (Note 1)
Food and Beverage -- 7.3%
   20,500        Anheuser-Busch Companies Inc. .............$    820,000
   11,500        General Mills Inc. ........................     728,812
   20,000        Heinz (H.J.) Company ......................     720,000
                                                                 -------
                                                               2,268,812

Gas Utilities -- 0.9%
    8,000        Questar Corporation .......................     294,000


Insurance -- 8.7%
    7,000        American General Corporation ..............     286,125
    9,000        Lincoln National Corporation Ltd. .........     472,500
    5,500        Marsh & McLennan Companies ................     572,000
   17,000        SAFECO Corporation ........................     670,438
   12,000        St. Paul Companies, Inc. ..................     703,500
                                                                 -------
                                                               2,704,563

Machinery and Tools -- 1.9%
   14,000        Cooper Industries Inc. ....................     589,750


Newspapers/Publishing -- 1.5%
   10,000        McGraw-Hill Companies, Inc. ...............     461,250


Oil -- 8.8%
   14,000        Amoco Corporation .........................   1,130,500
    2,000        Atlantic Richfield Company ................     265,250
    4,000        Chevron Corporation .......................     260,000
   13,000        Dresser Industries Inc. ...................     403,000
    7,000        Exxon Corporation .........................     686,000
                                                                 -------
                                                               2,744,750

Pharmacy/Drugs -- 3.1%
    9,000        Bristol-Myers Squibb Company ..............     978,750


Pulp and Paper -- 7.1%
   12,000        Consolidated Papers Inc. ..................     589,500
    7,000        Potlach Corporation .......................     301,000
   12,000        Union Camp Corporation ....................     573,000
   16,000        Weyerhauser Company .......................     758,000
                                                                 -------
                                                               2,221,500

Retail Trade -- 2.2%
   14,000        Penney (J.C.) Company, Inc. ...............     682,500


Telecommunications -- 7.1%
    5,000        Ameritech Corporation .....................     303,125
   12,000        AT&T Corporation ..........................     522,000
    5,000        Bell Atlantic Corporation .................     323,750
    4,000        BellSouth Corporation .....................     161,500
   10,000        GTE Corporation ...........................     455,000
    9,000        Nynex Corporation .........................     433,125
                                                                 -------
                                                               2,198,500

Tobacco -- 5.0%
   11,500        American Brands Inc. ......................     570,687
   31,000        UST Inc. ..................................   1,003,626
                                                               ---------
                                                               1,574,313

TOTAL COMMON STOCKS
(Cost $27,010,396) .........................................  29,150,288
                                                              ----------

REPURCHASE AGREEMENT -- 4.5%
(Cost $1,385,000)
Principal Amount
$1,385,000   Agreement with Chase Manhattan Corporation,
             Tri-Party, 7.500% dated 12/31/96, to be repurchased
             at $1,385,577 on 01/02/97, collateralized by
             $1,412,740 market value of U.S. government
             Securities, having various maturities and
             various interest rates ........................   1,385,000
                                                               ---------

TOTAL INVESTMENTS -- 98.0%
(Cost $28,395,396*) ........................................  30,535,288

OTHER ASSETS AND LIABILITIES -- 2.0%
(Net) ......................................................     634,848
                                                                 -------
NET ASSETS -- 100.0% ....................................... $31,170,136
                                                             ===========

*Aggregate cost for federal tax purposes.

The accompanying notes are an integral part of these financial statements.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                               International
                                                                Growth Fund
                                                            --------------------

                                                            PORTFOLIO HIGHLIGHTS
                                                                (Unaudited)


INVESTMENT REVIEW

Q: How did the Montgomery International Growth Fund perform relative to its benchmark in the six months ended 12/31/96?

A: The Montgomery International Growth Fund outperformed the Morgan Stanley EAFE Index by more than four percentage points in the second half of 1996. Our underweight position in the Japanese market, which is heavily represented in EAFE, added to our relative performance. With the exception of Japan, most international markets turned in healthy performances during the period, benefiting from a macroeconomic backdrop of low interest rates, low inflation and slow, steady growth. And as is often the case, the Fund benefited from our focused, bottom-up stock-picking approach.


Q: What holdings performed especially well during this period?

A: During the second half of 1996, interest rates in many countries around the world declined. That was positive for a number of the Fund's holdings in the financial sector, including National Australia Bank, Assurances General de France (a French insurance company), and ABN Amro (a Dutch bank-holding company), for example. The Fund also benefited from newly acquired positions in Hong Kong--mostly in large-cap property companies--as that market rallied strongly in the second half of 1996. The Fund's weighting in Hong Kong was approximately 4% of assets at the end of 1996.


Q: Which ones didn't live up to your expectations?

A: Japan's weakness over much of the period depressed our holdings there. Our positions in Japanese non-life insurers were a particular disappointment. We simply underestimated the impact that recent deregulation, which allows for heightened competition, would have on the industry. This development led to declines in non-life insurance stocks that were compounded by the market's general weakness. Nonetheless, we think the poor performance of the Japanese market presents some attractive opportunities at current prices.


Q: Have you changed the Fund's strategy at all?

A: No. We are committed to a strategy that's based on bottom-up analysis of corporate fundamentals in the world's developed markets, and we typically don't alter it in response to, or anticipation of, short-term market trends. We focus on finding stocks with good earnings potential at attractive relative value, while keeping the portfolio diversified across markets, sectors and individual holdings.


Q: How are you positioning the Fund for the year ahead?

A: We continue to be optimistic about the opportunities presented by broad trends such as privatization and deregulation in Europe. At the same time, we believe that the obvious risk at this point of the global business cycle is an upward drift in inflation and interest rates. For that reason, we're keeping a close eye on macroeconomic developments.


============================================
   P O R T F O L I O   M A N A G E M E N T
--------------------------------------------

John Boich..........Senior Portfolio Manager

Oscar A. Castro.....Senior Portfolio Manager


============================================
      F U N D    P E R F O R M A N C E
--------------------------------------------

          Aggregate total returns
       for the period ended 12/31/96

--------------------------------------------
               Montgomery
        International Growth Fund

Since inception (7/3/95).............22.14%

One year.............................20.96%

--------------------------------------------
              MSCI EAFE Index

Since 6/30/95.........................9.73%

One year..............................6.05%

--------------------------------------------
Past performance is no guarantee of
future results. Net asset value,
investment return and principal value
will fluctuate, so shares, when redeemed may be worth more or less than their original cost.


[LINE GRAPHIC APPEARS HERE]

Growth of a $10,000 Investment

/1/ The Morgan Stanley Capital International EAFE Index is composed of 18 developed market countries in Europe, Australia and the Far East.

/2/ The Lipper International Growth Funds Average universe consists of 331 funds.

--------------------
The Montgomery Funds
--------------------
    International
    Growth Fund
--------------------

PORTFOLIO HIGHLIGHTS


-------------------------------------------
     T O P    T E N    H O L D I N G S
-------------------------------------------
  (as a percentage of total net assets)

Thistle Hotels PLC.................... 2.5%

Coflexip, Sponsored ADR............... 2.3%

Nokia Corporation AB, Series A ....... 2.3%

Axel Springer Verlag, Class A......... 2.3%

Novartis AG........................... 2.2%

Bell Cablemedia PLC, Sponsored ADR.... 2.1%

Empresa Nacional de Electricidad...... 2.0%

National Power PLC, ORD............... 2.0%

Dixons Group PLC, ORD................. 2.0%

Flughafen Wien AG..................... 1.9%



-------------------------------------------
     T O P   F I V E   C O U N T R I E S
-------------------------------------------
    (as a percentage of total net assets)

Great Britain........................ 16.4%

Japan................................ 13.6%

France............................... 10.9%

Germany..............................  6.0%

Switzerland..........................  5.1%


In terms of specific markets, we remain cautiously optimistic about Japan. Despite--and in fact partly because of--the Nikkei's generally poor showing this year, we're optimistic about that market for the year ahead. Valuations there, particularly among the mid-cap segment of the market, have become more attractive to us.


Q: Why should an investor consider the Montgomery International Growth Fund right now?

A: Now--or any time, in fact--would be a good time to consider investing in the Fund. We firmly believe that international equities should be a part of virtually everyone's portfolio. They provide diversification and the potential for better total returns than a portfolio of domestic equities alone might provide. Remember, about 65% of the world's stock opportunities lies outside the United States. This is easy to forget when the U.S. market is as strong as it has been the past few years. The additional advantage an investor gains by investing in the Montgomery International Growth Fund is the benefit of our very selective stock-picking discipline.


P O R T F O L I O   I N V E S T M E N T S

December 31, 1996 (unaudited)

COMMON STOCKS -- 88.7%

      Shares                                                  Value (Note 1)
Australia -- 1.6%
   34,606        National Australia Bank, Ltd. (Banks) .....$      407,097


Austria -- 1.9%
    9,900        Flughafen Wien AG (Airlines) ..............       504,668


Belgium -- 1.6%
    8,645        Audiofina Cie. (Broadcasting/Advertising)..       408,715


Canada -- 2.1%
    8,360        Biochem Pharma, Inc. (Pharmacy/Drugs).            418,523
   41,400        SoftQuad International, Inc.+ (Software Systems)  129,375
                                                                   -------
                                                                   547,898

China/Hong Kong -- 4.2%
  216,405        First Pacific Company (Conglomerates)             281,191
   59,000        Hutchison Whampoa Ltd. (Conglomerates)            463,411
   53,000        New World Development Company Ltd.
                 (Holding) .................................       358,039
                                                                   -------
                                                                 1,102,641

Finland -- 2.3%
   10,400        Nokia Corporation AB, Series A
                 (Telecommunications Equipment) ............       602,296


France -- 10.9%
    7,900        AXA S.A. (Insurance) ......................       502,457
    4,530        Bouygues (Heavy Construction) .............       469,720
    6,800        Casino Guichard-Perrachon (Retail Trade)          316,639
    2,770        Christian Dior S.A. (Cosmetics and
                 Personal Care) ............................       446,852
   23,240        Coflexip, Sponsored ADR
                 (Oilfield Equipment) ......................       610,050
   10,880        Credit Commercial de France
                 (Diversified Financial Services) ..........       503,267
                                                                   -------
                                                                 2,848,985

The accompanying notes are an integral part of these financial statements.

                                                   -----------------------------
                                                        THE MONTGOMERY FUNDS
                                                   -----------------------------
                                                            INTERNATIONAL
                                                             GROWTH FUND
                                                   -----------------------------

                                                             INVESTMENTS

COMMON STOCKS -- continued

      Shares                                                   Value (Note 1)
Germany -- 6.0%
    3,350        Adidas AG (Footware)......................... $ 289,534
      990        Axel Springer Verlag, Class A
                 (Newspapers/Publishing)......................   588,654
    9,200        Fresenius Medical Care AG,ADR+
                 Medical Products)............................   258,750
    3,380        SGL Carbon AG (Metals and Mining)............   426,110
                                                                 -------
                                                               1,563,048
Great Britain -- 16.4%
  450,300        Aegis Group, ORD Broadcasting/Advertising)      470,394
   35,250        Bell Cablemedia PLC, Sponsored ADR+
                 (Cable Television)...........................   539,766
   72,400        Cortec International, Ltd.+ (Biotechnology)..   228,132
   11,600        Danka Business Systems PLC, ADR (Furniture)..   411,800
   56,199        Dixons Group PLC, ORD (Retail Trade).........   522,106
   62,700        National Power PLC, ORD (Electric Utilities).   525,057
   36,300        Reuters Holding PLC
                 Broadcasting/Advertising)....................   467,160
  206,200        Thistle Hotels PLC+ (Lodging)................   640,908
   46,300        United Utilities PLC, ORD (Water Utilities)..   492,383
                                                                 -------
                                                               4,297,706
Ireland -- 3.0%
  296,498        Anglo Irish Bank Corporation (Banks).........   356,820
    5,900        Axogen Ltd. Units (Pharmacy/Drugs)...........   138,650
    8,800        Elan Corporation PLC, ADR+ (Pharmacy/Drugs)..   292,600
                                                                 -------
                                                                 788,070
Israel -- 1.4%
    7,400        Teva Pharmaceuticals, ADR (Pharmacy/Drugs)...   370,463

Italy -- 5.0%
   15,600        Bulgari SpA (Retail Trade)..................    316,730
    6,540        Gucci Group (Retail Trade)..................    417,743
  150,000        Telecom Italia Mobile SpA
                 (Telephone/Wireless)........................    379,202
  128,000        Telecom Italia Mobile SpA Risp
                 (Telephone/Wireless)........................    182,676
                                                                 -------
                                                               1,296,351
Japan -- 13.6%
   12,100        Amway Japan NPV (Household Products)........    388,671
   11,000        Canon Sales Company
                 (Computers and Office Equipment)............    245,057
    9,900        Fujitsu Denso (Electrical Equipment)........    347,068
   12,000        Honda Motor Company (Auto/Auto Parts).......    342,976
   30,400        Laox (Retail Trade).........................    461,998
   34,000        Nippon Fire and Marine Insurance Company
                 (Insurance).................................    154,132
    1,030        Nippon Television Network Corporation
                 (Broadcasting/Advertising)..................    311,286
       16        NTT Data Communication Systems
                 Corporation (Software Systems)..............    468,353
   10,400        Nu Skin Asia Pacific Inc., Class A+
                 (Cosmetics and Personal Care)...............    321,100
    5,200        Sony Corporation (Electronics)..............    340,800
   18,000        Tokio Marine & Fire Insurance Company
                 (Insurance).................................    169,415
                                                                 -------
                                                               3,550,856
Korea -- 1.1%
      290        Korea Mobile Telecommunications
                 (Telephone/Wireless)........................    294,339

Netherlands -- 3.4%
    6,243        ABN Amro Holdings (Banks)...................    406,178
    9,900        ASM Lithography Holding NV+
                 (Machinery and Tools).......................    493,762
                                                                 -------
                                                                 899,940

Norway -- 2.8%
   70,700        UNI Storebrand ASA, Class A+ (Insurance)....    410,653
   10,700        Union Bank of Norway (Banks)................    335,105
                                                                 -------
                                                                 745,758
Portugal -- 0.4%
    1,470        Telecel-Comunicacaoes Pessoais SA+
                 (Telecommunications/Wireless)...............     93,860

Spain -- 2.8%
    7,500        Empresa Nacional de Electricidad (Endesa)
                 (Electric Utilities)........................    533,795
    9,000        Telefonica de Espana, ORD (Telephone/Networks)  209,012
                                                                 -------
                                                                 742,807
Sweden -- 3.1%
    8,100        Astra AB, Class A (Pharmacy/Drugs)..........    400,299
   13,000        Ericsson (L.M.) Telephone Company, Class B
                 (Telecommunications Equipment)..............    402,250
                                                                 -------
                                                                 802,549
Switzerland -- 5.1%
      195        Compagnie Financiere Richemont, Series A
                 (Holding)...................................    273,888
      445        Danzas Holdings (Airfreight Couriers).......    493,706
      500        Novartis AG (Pharmacy/Drugs)................    572,656
                                                                 -------
                                                               1,340,250

TOTAL COMMON STOCKS
     (Cost $22,008,157)...................................... 23,208,297
                                                              ----------

                                                                              25
The accompanying notes are an integral part of these financial statements.

-----------------------------
   THE MONTGOMERY FUNDS
-----------------------------
      INTERNATIONAL
       GROWTH FUND
-----------------------------

       INVESTMENTS

REPURCHASE AGREEMENTS -- 12.1%

Principal amount                                              Value (Note 1)
$1,578,500      Agreement with Bear Stearns Companies Inc.,
                Tri-Party, 7.500% dated 12/31/96, to be
                repurchased at $1,579,158 on 01/02/97,
                collateralized by $1,622,317 market value of
                U.S. government securities, having various
                maturities and various interest rates.......$ 1,578,500

1,578,500       Agreement with Chase Manhattan Corporation,
                Tri-Party, 7.500% dated 12/31/96, to be
                repurchased at $1,579,158 on 01/02/97,
                collateralized by $1,610,116 market value of
                U.S. government securities, having various
                maturities and various interest rates.......  1,578,500
                                                              ---------
TOTAL REPURCHASE AGREEMENTS
(Cost $3,157,000)...........................................  3,157,000
                                                              ---------
TOTAL INVESTMENTS -- 100.8%
(Cost $25,165,157*)......................................... 26,365,297

OTHER ASSETS AND LIABILITIES -- (0.8%)
(Net).......................................................   (209,179)
                                                               --------
NET ASSETS -- 100.0%....................................... $26,156,118
                                                             ----------


*Aggregate cost for federal tax purposes.
+Non-income-producing security.

Abbreviations:
ADR....American Depositary Receipt
ORD....Ordinary

The accompanying notes are an integral part of these financial statements.

                                                   -----------------------------
                                                        THE MONTGOMERY FUNDS
                                                   -----------------------------
                                                            INTERNATIONAL
                                                            SMALL CAP FUND
                                                   -----------------------------
                                                         PORTFOLIO HIGHLIGHTS
                                                              (UNAUDITED)




I N V E S T M E N T   R E V I E W

Q: How did the Montgomery International Small Cap Fund perform relative to its benchmark in the six months ended 12/31/96?

A: The Fund slightly outperformed the MSCI EAFE Index during the second half of 1996. It's worth noting, however, that because the EAFE is a market-cap weighted index, it comprises stocks that are a great deal larger than those we own. On that basis, the benchmark is also heavily skewed toward Japan, and to Japanese banks in particular. We believe it's always wise to keep those idiosyncrasies in mind when considering the Fund's performance relative to EAFE. We believe that a more appropriate benchmark is the Salomon Brothers World Extended ex-U.S. Market Index, which encompasses more of the small caps that we target. The Fund outperformed this index during the last half of 1996 as well as for the entire 12-month period ended 12/31/96.


Q: What holdings and market weightings performed especially well?

A: European markets, where the Fund invests the bulk of its assets, were generally healthy in the second half of 1996. They were driven up by a number of factors, particularly the strength of the U.S. market and the generally benign global economy.

On a sector basis, financials like Anglo-Irish Bank and Nordbanken con-tributed significantly to the Fund's performance during the second half, as interest rates declined in a number of European countries. Our holdings in European and Japanese technology stocks also continued to do well, which led us to take some profits.

Individual stock picking was another positive factor. The Fund has a position in French oilfield equipment company Coflexip, for example, which performed well during the period. Shares of the company, which manufactures flexible tubing for petroleum extraction, soared during the second half.

Q: Were there any holdings that didn't live up to your expectations?

A: Japan's weakness over much of the period depressed our holdings there. Our longtime favorite, Laox, for example, was taken down with other small-cap stocks in that market during the fourth quarter. We view this current weakness as a good opportunity to add to our favorite names, however. The poor recent performance of the Japanese market presents some attractive opportunities at current prices in the small- and mid-cap areas.


Q: Has the Fund's strategy changed in any way?

A: No. We are committed to a bottom-up strategy in which we closely analyze the business fundamentals of companies in the world's developed markets (excluding the United States). We typically don't alter it significantly in response to or anticipation of short-term industry or market trends. Instead, we focus on finding stocks that offer good earnings potential at


=========================================
 P O R T F O L I O   M A N A G E M E N T
-----------------------------------------
John Boich.......Senior Portfolio Manager
Oscar A. Castro..Senior Portfolio Manager


=========================================
      F U N D   P E R F O R M A N C E
-----------------------------------------
      Average annual total returns
     for the periods ended 12/31/96
-----------------------------------------
               Montgomery
      International Small Cap Fund

Since inception (9/30/93)...........7.45%
One year...........................14.97%
-----------------------------------------
              MSCI EAFE Index

Since 9/30/93.......................7.94%
One year............................6.05%
-----------------------------------------
 Salomon Brothers World Extended ex-U.S.
              Market Index
Since 9/30/93.......................3.33%
One year............................4.91%
-----------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------
Growth of a $10,000 Investment
[CHART APPEARS HERE]


1 The Morgan Stanley Capital International EAFE Index is composed of 18 developed market countries in Europe, Australia and the Far East.

2 The Lipper International Small Cap Funds Average universe consists of 12 funds.

3 The Salomon Brothers World Extended ex-U.S. Market Index is a comprehensive float-weighted equity index consisting of every company with an investable market capitalization of over $100 million in 22 countries.

-------------------------
 THE MONTGOMERY FUNDS
-------------------------
     INTERNATIONAL
     SMALL CAP FUND
-------------------------
   PORTFOLIO HIGHLIGHTS

========================================
   T O P    T E N    H O L D I N G S
----------------------------------------
  (as a percentage of total net assets)
Coflexip, Sponsored ADR.............2.8%
Freepages Group PLC.................2.8%
Cortefiel SA........................2.7%
Tyndall Australia Ltd...............2.7%
Anglo Irish Bank Corporation........2.7%
Voest Alpine Eisenbahnsystem........2.6%
Danzas Holding......................2.6%
Rofin-Sinar Technologies Inc........2.5%
Biochem Pharma, Inc.................2.4%
Bell Cablemedia PLC, Sponsored ADR..2.4%

========================================
 T O P    F I V E    C O U N T R I E S
----------------------------------------
  (as a percentage of total net assets)
Great Britain......................14.7%
Japan..............................11.7%
Germany............................10.2%
Italy...............................7.8%
Norway..............................7.4%



attractive relative value, while keeping the portfolio diversified across markets, sectors and individual holdings.

Q: Why should investors consider the Montgomery International Small Cap Fund?

A: We firmly believe that international equities should be a part of virtually everyone's portfolio, assuming they understand and are comfortable with the risks involved. International stocks provide diversification and the potential for higher total returns than a portfolio of domestic equities alone might provide. Those benefits are easy to overlook when the U.S. market is as strong as it has been recently.

In the case of international small-cap investing, there are many small companies around the world that, because they are unexplored, are undervalued. Over the long term, we think they may provide investors with potentially strong returns. The additional advantage an investor gains by investing in the Montgomery International Small Cap Fund is the benefit of our very selective, bottom-up stock-picking discipline.



P O R T F O L I O   I N V E S T M E N T S

December 31, 1996 (unaudited)

COMMON STOCKS -- 97.0%

      Shares                                                  Value (Note 1)
Australia --  2.7%
    636,715      Tyndall Australia Ltd. (Diversified
                 Financial Services).........................$   1,088,100

Austria --  3.5%
      8,160      Burgenland Holdings AG (Electric Utilities)       361,712
      9,393      Voest Alpine Eisenbahnsystem
                 (Heavy Construction)........................    1,066,075
                                                                 ---------
                                                                 1,427,787
Canada --  3.4%
     19,540      Biochem Pharma, Inc.+ (Pharmacy/Drugs)            978,221
    131,500      SoftQuad International, Inc.
                 (Software Systems)..........................      410,938
                                                                   -------
                                                                 1,389,159
China/Hong Kong --  3.3%
  1,380,000      Four Seas Mercantile Holdings  Ltd.
                 (Food and Beverage).........................      722,606
    765,000      Goldlion Holdings, Ltd., ORD
                 (Apparel and Textiles)......................      628,063
                                                                   -------
                                                                 1,350,669
France --  4.4%
      4,600      Cardif SA (Insurance).......................$     633,902
     43,600      Coflexip, Sponsored ADR+
                 (Oilfield Equipment)........................    1,144,500
                                                                 ---------
                                                                 1,778,402
Germany -- 10.2%
      7,160      Adidas AG (Footwear)........................      618,826
      1,590      Axel Springer Verlag, Class A
                 (Newspapers/Publishing).....................      945,414
     86,300      Rofin-Sinar Technologies Inc.+
                 (Machinery and Tools).......................    1,003,238
      6,930      SGL Carbon AG (Metals and Mining)...........      873,652
     19,600      Vossloh AG (Building Materials).............      700,523
                                                                   -------
                                                                 4,141,653
Great Britain -- 14.7%
    698,400      Aegis Group (Broadcasting/Advertising)......      729,566
     63,200      Bell Cablemedia PLC, Sponsored ADR+
                 (Cable Television)..........................      967,750
    151,700      Cortec International Ltd. + (Biotechnology).      478,006

28

The accompanying notes are an integral part of these financial statements.

                                                   -----------------------------
                                                        THE MONTGOMERY FUNDS
                                                   -----------------------------
                                                            INTERNATIONAL
                                                           SMALL CAP FUND
                                                   -----------------------------
                                                       I N V E S T M E N T S


COMMON STOCKS -- continued

      Shares                                                  Value (Note 1)
Great Britain -- continued
     72,830      Eidos PLC+ (Computers and Office
                 Equipment)..................................$     901,111
     86,700      Ethical Holdings PLC, ADR+
                 (Pharmacy/Drugs)............................      512,072
    238,000      Firstbus PLC (Railroad).....................      833,490
  1,529,000      Freepages Group PLC+
                 (Broadcasting/Advertising)..................    1,139,009
    114,500      M.A.I.D PLC+ (Software Systems).............      395,103
                                                                   -------
                                                                 5,956,107

Ireland -- 3.4%
    898,899      Anglo Irish Bank Corporation (Banks)........    1,081,779
    228,245      Anglo Irish Bank Corporation (UK) (Banks)...      274,681
                                                                   -------
                                                                 1,356,460
Israel --  3.8%
     43,700      Matav-Cable Systems Media Ltd., Sponsored
                 ADR+ (Cable Television).....................      677,350
     17,300      Teva Pharmaceuticals, ADR (Pharmacy/Drugs)..      866,081
                                                                   -------
                                                                 1,543,431
Italy --  7.8%
     40,400      Bulgari SpA (Retail Trade)..................      820,250
    245,000      Editoriale L' Espresso SpA
                 (Newspapers/Publishing).....................      678,313
     12,300      Gucci Group (Retail Trade)..................      785,663
     93,000      Mediolanum SpA+ (Insurance).................      880,343
                                                                   -------
                                                                 3,164,569
Japan --  11.7%
     14,300      Amway Japan NPV (Household Products)........      459,339
     24,200      Canon Sales Company (Computers and
                 Office Equipment)...........................      539,124
    110,000      Dowa Fire and Marine Insurance Company
                 (Insurance).................................      423,625
     11,000      Hokuto Corporation (Agricultural Commodities)     483,464
     47,300      Laox (Retail Trade).........................      718,833
     70,000      Nichido Fire and Marine Insurance (Insurance)     398,929
     33,000      Nichiha Corporation (Building Materials)....      584,146
     22,440      Nissin Company (Diversified Financial Services)   486,352
     54,000      Tohoku Misawa Homes (Heavy Construction)....      638,805
                                                                   -------
                                                                 4,732,617
Netherlands --  4.0%
     37,600      Elsag Bailey N.V.+ (Machinery and Tools)....      705,000
     20,256      Ordina Beheer N.V. (Software Systems).......      908,683
                                                                   -------
                                                                 1,613,683
New Zealand --  3.6%
    783,240      Tasman Agriculture Ltd. (Food and Beverage).      620,157
     46,300      Trans Rail Holdings, ADR+ (Railroad)........      818,931
                                                                   -------
                                                                 1,439,088
Norway --  7.4%
     25,300      CN Selmer A.S. (Heavy Construction).........      905,543
     36,700      Stolt-Nielson S.A., ADR (Shipping)..........      690,419
    109,500      UNI Storebrand ASA, Class A+ (Insurance)....      636,018
     24,900      Union Bank of Norway (Banks)................      779,823
                                                                   -------
                                                                 3,011,803
Spain --  6.5%
      2,011      Azkoyen S.A. (Consumer Services)............      247,532
     36,700      Cortefiel SA (Retail Trade).................    1,102,484
     11,100      Gas y Electricidad (Electric Utilities).....      709,648
     19,174      Tele Pizza SA+  (Food and Beverage).........      578,949
                                                                   -------
                                                                 2,638,613
Sweden --  4.0%
     31,200      Althin Medical AB (Medical Products)........      677,152
     55,700      Scandic Hotels AB+ (Lodging)................      931,172
                                                                   -------
                                                                 1,608,324
Switzerland --  2.6%
        950      Danzas Holding (Airfreight Couriers)........    1,053,978
                                                                 ---------

TOTAL COMMON STOCKS
(Cost $35,252,254)...........................................   39,294,443
                                                                ----------
PREFERRED STOCKS -- 0.2%
(Cost $64,828)
Germany --  0.2%
        550      Villeroy & Boch AG  (Household Products)           65,406
                                                                    ------
TOTAL SECURITIES
(Cost $35,317,082)                                              39,359,849
                                                                ----------
REPURCHASE AGREEMENTS -- 3.4%
Principal amount
   $683,000    Agreement with Bear Stearns Companies Inc.,
               Tri-Party, 7.500% dated 12/31/96, to be
               repurchased at $683,285 on 01/02/97,
               collateralized by $701,959 market value of
               U.S. government securities, having various
               maturities and various interest rates.........      683,000

    683,000    Agreement with Chase Manhattan Corporation,
               Tri-Party, 7.500% dated 12/31/96, to be
               repurchased at $683,285 on 01/02/97,
               collateralized by $696,680 market value of
               U.S. government securities, having various
               maturities and various interest rates.........      683,000
                                                                   -------
TOTAL REPURCHASE AGREEMENTS
(Cost $1,366,000)............................................    1,366,000
                                                                ----------
TOTAL INVESTMENTS -- 100.6%
(Cost $36,683,082*)..........................................   40,725,849

OTHER ASSETS AND LIABILITIES -- (0.6%)
(Net)........................................................     (225,951)
                                                                   -------
NET ASSETS -- 100.0%.........................................  $40,499,898
                                                                ==========

*Aggregate cost for federal tax purposes.
+Non-income-producing security.

Abbreviation:

ADR....American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

-----------------------------
   THE MONTGOMERY FUNDS
   GLOBAL OPPORTUNITIES
          FUND
   PORTFOLIO HIGHLIGHTS
        (Unaudited)



-----------------------------------------
 P O R T F O L I O   M A N A G E M E N T
-----------------------------------------
John Boich.......Senior Portfolio Manager
Oscar A. Castro..Senior Portfolio Manager


-----------------------------------------
      F U N D   P E R F O R M A N C E
-----------------------------------------
       Average annual total returns
      for the periods ended 12/31/96

-----------------------------------------
               Montgomery
       Global Opportunities Fund

Since inception (9/30/93)..........13.91%

One year...........................20.18%

-----------------------------------------
             MSCI World Index
Since 9/30/93......................12.41%
One year...........................13.48%

-----------------------------------------
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


Growth of a $10,000 Investment

[CHART APPEARS HERE]

1 The Morgan Stanley Capital International World Index measures the performance of 20 global stock markets.

2 The Lipper Global Funds Average universe consists of 162 funds.


I N V E S T M E N T   R E V I E W

Q: How did the Global Opportunities Fund perform relative to its benchmark in the six months ended 12/31/96?

A: The Fund underperformed its benchmark, the MSCI World Index, by slightly more than two percentage points during the second half of 1996, but outperformed it for the entire 12 months of 1996.


Q: What accounted for the performance in the second half?

A: The Fund's positions in Japan were generally weak, as that market has been depressed by a number of factors. The bright side is that we think Japan's market now offers some bargains--and we're looking into them.


Q: What were some of the positive factors?

A: In terms of countries, the Fund's emphasis on the U.S. and Hong Kong markets was a benefit. Both markets were lifted by the benign global economic environment, with its combination of slow, steady growth, low inflation and low interest rates. Hong Kong was also driven up by positive economic news from China and excitement over the upcoming reunification.

The Fund also benefited from solid stock selection. That points out one of the Fund's best attributes. It provides investors with exposure to those stocks both in and outside of the United States that we think offer the best capital appreciation potential. In other words, it's typically not bound by borders.

Q: Were any holdings particularly strong?

A: A number of the portfolio's technology stocks, both in the United States and abroad, were quite strong during the second half of 1996. But individual stock picking also contributed to the Fund's performance. Among its holdings, Coflexip, a French company that makes flexible tubing for extracting petroleum, was a standout, as were its positions in luxury goods manufacturers like Gucci and Bulgari.

Q: How are you positioning the Fund for the year ahead?

A: We've reduced the Fund's holdings in emerging markets-- not because we find them unattractive on a macroeconomic basis, but simply because we haven't been finding as many good bottom-up opportunities there. The Fund's strategy remains the same: We focus on finding high-quality com-panies that we think offer the potential for long-term growth of earnings and cash flow.


Q: Is now a good time for investors to consider the Montgomery Global Opportunities Fund?

A: By most appearances, the global economy seems to be in great shape. The current environment of slow, steady growth, low inflation and low interest rates is ideal for global equities. With the U.S. market having rallied for many years now, we think we can find better, cheaper opportunities overseas. And in any case, we believe that at least some international exposure should be a part of almost every investor's portfolio.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                            Global Opportunities
                                                                   Fund
                                                            --------------------

                                                            PORTFOLIO HIGHLIGHTS


                                     -------------------------------------------
                                            T O P    T E N    H O L D I N G S
                                     -------------------------------------------
                                           (as a percentage of total net assets)
                                     Bell Cablemedia PLC, Sponsored ADR.....2.3%
                                     Biochem Pharma, Inc....................2.2%
                                     Astra AB, Class A......................2.2%
                                     Reuters Holdings PLC...................2.1%
                                     United Utilities PLC, ORD..............2.1%
                                     ASM Lithography Holding N.V............2.1%
                                     Coflexip, Sponsored ADR................2.1%
                                     Telecom Italia Mobile SpA..............2.1%
                                     Nokia Corporation AB, Series A.........2.1%
                                     Gucci Group............................2.1%

                                     -------------------------------------------
                                          T O P   F I V E   C O U N T R I E S
                                     -------------------------------------------
                                           (as a percentage of total net assets)
                                     United States.........................26.1%
                                     Great Britain.........................14.8%
                                     Japan..................................9.7%
                                     Germany................................8.8%
                                     France.................................6.6%



P O R T F O L I O   I N V E S T M E N T S
December 31, 1996 (unaudited)

COMMON STOCKS -- 103.7%
      Shares                                                  Value (Note 1)
Australia -- 2.1%
     51,120      National Australia Bank, Ltd., ORD (Banks)   $    601,364
Belgium -- 1.1%
     7,000       Audiofina Cie. (Broadcasting/Advertising)         330,943
Canada -- 2.8%
     12,850      Biochem Pharma, Inc.+ (Pharmacy/Drugs)            643,303
     56,500      SoftQuad International, Inc.
                 (Software Systems)..........................      176,563
                                                               -----------
                                                                   819,866
China/Hong Kong -- 4.8%
    709,000      Goldlion Holdings, Ltd., ORD (Apparel
                 and Textiles)...............................      582,087
     59,000      Hutchison Whampoa Ltd. (Conglomerates)......      463,411
     51,000      New World Development Company Ltd.
                 (Holding)...................................      344,528
                                                               -----------
                                                                 1,390,026
Finland -- 2.1%
     10,500      Nokia Corporation AB, Series A
                 (Telecommunications Equipment)..............      608,087
France -- 6.6%
      5,786      Bouygues (Heavy Construction)...............      599,955
     23,300      Coflexip, Sponsored ADR+ (Oilfield
                 Equipment)..................................      611,625
      9,500      Credit Commercial de France (Diversified
                 Financial Services).........................      439,433
     20,000      Groupe AB SA, ADR+
                 (Broadcasting/Advertising)..................      287,500
                                                               -----------
                                                                 1,938,513
Germany -- 8.8%
      4,970      Adidas AG (Footwear)........................      429,548
        960      Axel Springer Verlag, Class A
                 (Newspapers/Publishing).....................      570,816
     13,800      Fresenius Medical Care AG, ADR
                 (Medical Products)..........................      388,125
     51,800      Rofin-Sinar Technologies Inc.+
                 (Machinery and Tools).......................      602,175
      4,650      SGL Carbon AG (Metals and Mining)...........      586,217
                                                               -----------
                                                                 2,576,881
Great Britain -- 14.8%
    398,900      Aegis Group (Broadcasting/Advertising)......      416,701
     44,400      Bell Cablemedia PLC, Sponsored ADR+
                 (Cable Television)..........................      679,875
     83,100      Cortec International, Ltd.+ (Biotechnology).      261,848
     54,258      Dixons Group PLC, ORD (Retail Trade)........      504,073
     26,600      Dr. Solomon's Group PLC, ADR+
                 (Software Systems)..........................      450,538
     39,800      Ethical Holdings PLC, ADR+
                 (Pharmacy/Drugs)............................      235,069
     63,100      National Power PLC, ORD (Electric Utilities)      528,407
     48,990      Reuters Holdings PLC
                 (Broadcasting/Advertising)..................      630,473
     59,100      United Utilities PLC, ORD (Water Utilities).      628,506
                                                               -----------
                                                                 4,335,490
Ireland -- 1.9%
      8,300      Axogen Ltd. Units+ (Pharmacy/Drugs).........      195,050
     10,400      Elan Corporation PLC, ADR+
                 (Pharmacy/Drugs)............................      345,800
                                                               -----------
                                                                   540,850
Israel -- 1.9%
     11,300      Teva Pharmaceuticals, ADR
                 (Pharmacy/Drugs)............................      565,706
Italy -- 5.1%
      9,500      Gucci Group (Retail Trade)..................      606,813
    201,900      Telecom Italia Mobile Di Risp
                 (Telephone/Wireless)........................      288,143
    241,900      Telecom Italia Mobile SpA
                 (Telephone/Wireless)........................      611,527
                                                               -----------
                                                                 1,506,483

The accompanying notes are an integral part of these financial statements.

---------------------
 The Montgomery Funds
---------------------
 Global Opportunites
       Fund
---------------------
I N V E S T M E N T S


COMMON STOCKS -- continued

      Shares                                                  Value (Note 1)
COMMON STOCKS -- continued
Japan -- 9.7%
     12,700      Fujitsu Denso (Electrical Equipment)........ $    445,229
     17,000      Honda Motor Company (Auto/Auto Parts)             485,882
     48,000      Nippon Fire and Marine Insurance
                 Company (Insurance).........................      217,598
      1,700      Nippon Television Network Corporation
                 (Broadcasting/Advertising)..................      513,773
         15      NTT Data Communication Systems
                 Corporation (Software Systems)..............      439,081
      7,900      Sony Corporation (Electronics)..............      517,753
     23,000      Tokio Marine & Fire Insurance Company
                 (Insurance).................................      216,475
                                                               -----------
                                                                 2,835,791
Korea -- 1.3%
        365      Korea Mobile Telecommunications
                 (Telephone/Wireless)........................      370,462
Netherlands -- 4.0%
      8,606      ABN Amro Holdings (Banks)...................      559,918
     12,500      ASM Lithography Holding N.V.+
                 (Machinery and Tools).......................      623,438
                                                               -----------
                                                                 1,183,356
Spain -- 1.4%
     17,500      Telefonica Nacional de Espana
                 (Telephone/Networks)........................      406,412
Sweden -- 3.1%
     12,800      Astra AB, Class A (Pharmacy/Drugs)..........      632,571
      9,248      Ericsson (L.M.) Telephone Company, Class B
                 Telecommunications Equipment)...............      286,154
                                                               -----------
                                                                   918,725
Switzerland -- 4.4%
        235      Compagnie Financiere Richemont, Series A
                 (Holding)...................................      330,071
        440      Danzas Holding (Airfreight Couriers)........      488,158
        420      Novartis AG (Pharmacy/Drugs)................      481,031
                                                               -----------
                                                                 1,299,260
United States -- 26.1%
      4,801      American International Group, Inc.
                 (Insurance).................................      519,708
      8,000      Andrew Corporation+
                  (Telecommunications Equipment).............      424,500
     13,900      Autozone, Inc.+ (Auto/Auto Parts)...........      382,250
     13,400      Cabletron Systems, Inc. (Computers and
                 Office Equipment)...........................      445,550
     40,600      Carson, Inc.+ (Cosmetics and Personal Care).      563,325
     15,100      Cephalon, Inc.+ (Biotechnology).............      306,719
      7,200      Cisco Systems Inc.+ (Computers and Office
                 Equipment)..................................      458,550
     13,600      First USA, Inc. (Diversified Financial
                 Services)...................................      470,900
     32,200      General Nutrition Center, Inc.+ (Retail Trade)    547,400
     23,000      Gulfstream Aerospace Corporation+
                 (Aerospace and Defense).....................      557,750
      7,900      Itron, Inc.+ (Information/Business Services)      138,250
      6,500      Lucent Technologies, Inc.
                 (Telecommunications Equipment)..............      300,625
     11,000      MMI Company, Inc. (Insurance)...............      354,750
     13,700      Omnipoint Corporation+ (Telephone/Wireless).      262,869
     10,900      Pinkerton's, Inc.+ (Business Services)......      273,863
     14,900      Saks Holdings, Inc.+ (Retail Trade).........      402,300
     15,700      Sola International, Inc.+ (Cosmetics and
                 Personal Care)..............................      596,600
     13,000      Trusted Information Systems, Inc.+
                 (Software Systems)..........................      141,375
     16,930      Waters Corporation+ (Medical Products)......      514,249
                                                               -----------
                                                                 7,661,533
Venezuela -- 1.7%
     17,800      Compania Anonima Telefonos de Venezuela
                 ADR+ (Telephone/Networks)...................      500,625
                                                               -----------

TOTAL COMMON STOCKS
(Cost $27,121,507)...........................................   30,390,373
                                                               -----------

TOTAL INVESTMENTS -- 103.7%
(Cost $27,121,507*)..........................................   30,390,373

OTHER ASSETS AND LIABILITIES -- (3.7%)
(Net)........................................................   (1,083,746)
                                                               -----------

NET ASSETS -- 100.0%......................................... $ 29,306,627
                                                               -----------

*Aggregate cost for federal tax purposes.
+Non-income-producing security.

Abbreviations:
ADR      American Depositary Receipt
ORD      Ordinary

The accompanying notes are an integral part of these financial statements.

                                                          ----------------------
                                                           The Montgomery Funds
                                                          ----------------------
                                                                  Global
                                                           Communications Fund
                                                          ----------------------

                                                           PORTFOLIO HIGHLIGHTS
                                                               (Unaudited)


INVESTMENT REVIEW


Q: How did the Fund perform relative to its benchmark in the six months ended 12/31/96?

A: The Fund underperformed the MSCI World Index by 8.19 percentage points during the second half of 1996. It's important to note, however, that the index reflects the performance of stocks in many different industries across 20 stock markets. Although the sector in which the Fund invests is extremely large--we estimate it to have a global market capitalization of about $US 1.6 trillion--it is still a sector.* That makes it likely that the Fund's performance will diverge from the index on a regular basis.


Q: What factors drove that performance?

A: A few factors depressed communications stocks in the second half of 1996. The main concern among investors has been the threat of increased competition. With the passage of the Telecommunications Act last year, the stage is set for increased competition in the U.S. telecommunications industry. The problem is that investors have been viewing this negatively, although we think it's actually quite positive on the whole. Greater competition should drive prices down, in the process increasing consumer demand for many communications goods and services, such as cellular telephones and Internet access. In other words, we think the whole "pie" will expand.

But throughout 1996, investors drove down the prices of communications stocks and of established players like AT&T in particular because they believed that these established players might not be able to compete effectively in the new environment. Based on our extensive knowledge of them and of the industry, past and present, we think some of them will, in fact, remain dominant.


Q: What other factors contributed to the Fund's performance?

A: The Fund has some exposure to communications stocks in emerging markets, and that was a bit detrimental through 1996. We've found that investors in emerging markets tend to treat communications stocks as a proxy for their markets. The shares of Korea Mobile Telecom, for instance, appear to have been driven down at least in part by poor investor sentiment about the South Korean economy as a whole.


Q: What makes the Montgomery Global Communications Fund an attractive investment?

A: We're optimistic that communications stocks will perform better in the coming months. We find it encouraging that, although the stock market performance of communications stocks has generally been poor lately, there has been a great deal of activity among communications companies themselves. There were a number of huge mergers and acquisitions in this sector during 1996, which tells us that many communications firms believe that


============================================
           PORTFOLIO MANAGEMENT
--------------------------------------------

Oscar A. Castro.....Senior Portfolio Manager

============================================
              FUND PERFORMANCE
--------------------------------------------

       Average annual total returns
      for the periods ended 12/31/96

--------------------------------------------
   Montgomery Global Communications Fund

Since inception (6/1/93)..............11.44%

One year...............................8.02%

Three years............................3.01%

--------------------------------------------
              MSCI World Index

Since 5/31/93.........................12.35%

One year..............................13.48%

Three years...........................12.91%

--------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate so, shares, when redeemed, may be worth more or less than their original cost.


Growth of a $10,000 Investment

[LINE GRAPH APPEARS HERE]

1 The Morgan Stanley Capital International World Index measures the performance of 20 global stock markets.

2 The Lipper Global Funds Average universe consists of 162 funds.

--------------------------
  The Montgomery Funds
--------------------------
        Global
  Communications Fund
--------------------------

  PORTFOLIO HIGHLIGHTS

-----------------------------------------
     T O P  T E N  H O L D I N G S
-----------------------------------------
  (as a percentage of total net assets)

Global Telesystems Group, Inc........5.3%
Ionica...............................3.2%
Cisco Systems, Inc...................3.0%
Nokia Corporation AB, Series A.......2.7%
Ordina Beheer N.V....................2.6%
Bouygues.............................2.5%
Sony Corporation.....................2.3%
Nippon Television Network
Corporation..........................2.2%
Telecom Italia Mobile SpA............2.2%
ASM Lithography Holding N.V. ........2.1%

-----------------------------------------
   T O P  F I V E  C O U N T R I E S
-----------------------------------------
  (as a percentage of total net assets)

United States.......................21.4%
Great Britain.......................15.6%
Japan................................9.1%
Russia...............................7.4%
Italy................................5.6%



there are great investments to be made in this industry. Individual investors have this opportunity open to them, too, through vehicles like the Global Communications Fund.

Other broad trends that we find encouraging include privatization, deregulation and liberalizations--all of which are taking place worldwide. These reforms are opening up opportunities that we think will provide exceptional long-term returns.

*Montgomery Asset Management's internally generated estimates, based on data provided by WorldScope.


PORTFOLIO INVESTMENTS

December 31, 1996 (unaudited)

COMMON STOCKS -- 97.4%
      Shares                                                  Value (Note 1)
Belgium -- 1.1%
     39,900      Audiofina Cie. (Broadcasting/Advertising)    $  1,886,376
Brazil -- 2.0%
     99,600      Multicanal Participacoes, ADR+
                 (Cable Television)..........................    1,276,125
     23,100      Telebras, ADR (Telephone/Networks)..........    1,767,150
    901,693      Telecomunicacoes de Sao Paulo S.A.
                 (Telephone/Regional-Local)..................      194,908
                                                              ------------
                                                                 3,238,183
China/Hong Kong -- 3.8%
  2,402,125      First Pacific Company (Conglomerates).......    3,121,256
    398,000      Hutchison Whampoa Ltd. (Conglomerates)......    3,126,059
                                                              ------------
                                                                 6,247,315
Finland -- 2.7%
     76,300      Nokia Corporation AB, Series A
                 (Telecommunications Equipment)..............    4,418,765
France -- 2.5%
     39,284      Bouygues (Heavy Construction)...............    4,073,392
Germany -- 3.8%
      5,550      Axel Springer Verlag, Class A
                 (Newspapers/Publishing).....................    3,300,029
     52,250      Veba AG (Electric Utilities)................    3,021,899
                                                              ------------
                                                                 6,321,928
Great Britain -- 15.6%
  3,178,800      Aegis Group, ORD
                 (Broadcasting/Advertising)..................    3,320,652
    208,050      Bell Cablemedia PLC, Sponsored ADR+
                 (Cable Television)..........................    3,185,766
    116,300      Colt Telecom Group PLC, ADR+
                 (Telephone/Networks)........................    2,253,313
    156,700      Dr. Solomon's Group PLC, ADR+
                 (Software Systems)..........................    2,654,106
  4,230,000      Freepages Group PLC+
                 (Broadcasting/Advertising)..................    3,151,083
  1,110,000      Ionica** (Telephone/Wireless)...............    5,227,403
    262,300      Reuters Holdings PLC
                 (Broadcasting/Advertising)..................    3,375,651
    597,234      Vodafone Group PLC (Telephone/Wireless).....    2,521,110
                                                              ------------
                                                                25,689,084

34

The accompanying notes are an integral part of these financial statements.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                                   Global
                                                             Communications Fund
                                                            --------------------

                                                                 INVESTMENTS


COMMON   STOCKS -- continued
      Shares                                                  Value (Note 1)
Indonesia -- 1.5%
     70,600      PT Telekomunikasi Indonesia, ADR
                 (Telephone/Regional-Local).................. $  2,435,700
Israel -- 1.6%
    121,500      ECI Telecommunications, Ltd., ADR
                 (Telecommunications/Other)..................    2,574,281
Italy -- 5.6%
  1,322,900      Telecom Italia Mobile SpA
                 (Telephone/Wireless)........................    1,887,988
  1,452,800      Telecom Italia Mobile SpA
                 (Telephone/Wireless)........................    3,672,701
    991,900      Telecom Italia SpA
                 (Telephone/Regional-Local)..................    2,576,194
    585,100      Telecom Italia SpA Risp
                 (Telephone/Regional-Local)..................    1,141,659
                                                              ------------
                                                                 9,278,542
Japan -- 9.1%
        249      DDI Corporation (Telephone/Networks)........    1,646,956
     71,300      Fujitsu Denso (Electrical Equipment)........    2,499,594
     12,170      Nippon Television Network Corporation
                 (Broadcasting/Advertising)..................    3,678,007
        111      NTT Data Communication Systems
                 Corporation (Software Systems)..............    3,249,201
     59,100      Sony Corporation (Electronics)..............    3,873,318
                                                              ------------
                                                                14,947,076
Korea -- 3.3%
      2,340      Korea Mobile Telecommunications
                 (Telephone/Wireless)........................    2,375,016
     20,050      Sungmi Telecom, ORD
                 (Telecommunications/Networking).............    3,139,189
                                                              ------------
                                                                 5,514,205
Malaysia -- 1.0%
    774,000      Leader Universal Holdings
                 (Telecommunications Equipment)..............    1,624,312
Mexico -- 1.4%
    295,000      Grupo Iusacell, Series L, ADR+
                 (Telephone/Wireless)........................    2,249,375
    105,000      Grupo Mexicano de Video**+
                 (Leisure Time)..............................       50,216
                                                              ------------
                                                                 2,299,591
Netherlands -- 4.8%
     70,600      ASM Lithography Holding N.V.+
                 (Machinery and Tools).......................    3,521,175
     97,000      Ordina Beheer N.V. (Software Systems).......    4,351,412
                                                              ------------
                                                                 7,872,587
Portugal -- 0.9%
     23,445      Telecel-Comunicacaoes Pessoais SA
                 (Telecommunications/Wireless)...............    1,496,972

      Shares                                                  Value (Note 1)
Russia -- 7.4%
    168,500      FGI Wireless** (Telephone/Wireless).........    1,954,403
    450,987      Global Telesystems Group, Inc.**
                 (Telephone/Networks)........................    8,720,373
    200,000      Russian Telecommunications Development
                 Corporation**+ (Telephone/Networks).........    1,539,401
                                                              ------------
                                                                12,214,177
Spain -- 1.7%
    119,000      Telefonica de Espana, ORD
                 (Telephone/Networks)........................    2,763,605
Sweden -- 1.5%
     82,620      Ericsson (L.M.) Telephone Company, Class B
                 (Telecommunications Equipment)..............    2,556,451
Switzerland -- 1.5%
      1,820      Compagnie Financiere Richemont, Series A
                 (Holding)...................................    2,556,294
Thailand -- 1.4%
    341,000      Total Access Communications
                 (Telephone/Wireless)........................    2,352,900
United States -- 21.4%
    102,000      Airtouch Communications, Inc.+
                 (Telecommunications/Wireless)...............    2,575,500
     46,475      Andrew Corporation+
                 (Telecommunications Equipment)..............    2,466,080
     90,000      Brooks Fiber Properties Inc.+
                 (Telecommunications/Networking).............    2,317,500
     87,200      Cabletron Systems Inc.+ (Computers and
                 Office Equipment)...........................    2,899,400
    147,000      CellNet Data Systems Inc.+
                 (Telephone/Wireless)........................    2,159,063
     76,884      Cisco Systems, Inc.+  (Computers and
                 Office Equipment)...........................    4,896,550
     97,873      Comcast Corporation, Class A, Non-Voting
                 (Cable Television)..........................    1,743,363
     69,000      Lucent Technologies, Inc.
                 (Telecommunications Equipment)..............    3,191,250
     50,000      McLeod, Inc.+ (Telecommunications/Other)....    1,281,250
     90,000      Montgomery Emerging Communications
                 Fund++ (Mutual Funds).......................      978,750
    128,200      Omnipoint Corporation+
                 (Telephone/Wireless)........................    2,459,838
     84,500      Scripps Company (E.W.)
                 (Broadcasting/Advertising)..................    2,957,500
     45,500      TMP Worldwide Inc.+  (Other)................      588,656
    154,300      Trusted Information Systems, Inc.+
                 (Software Systems)..........................    1,678,013
    120,008      Worldcom, Inc.+  (Telephone/Long Distance)..    3,127,709
                                                              ------------
                                                                35,320,422

The accompanying notes are an integral part of these financial statements.

--------------------
The Montgomery Funds
      Global
Communications Fund

I N V E S T M E N TS

COMMON STOCKS -- continued


      Shares                                                  Value (Note 1)
Venezuela -- 1.8%

    105,000      Compania Anonima Telefonos de Venezuela
                 ADR+ (Telephone/Networks)................    $  2,953,125
                                                              ------------
TOTAL COMMON STOCKS

(Cost $134,599,351).......................................     160,635,283
                                                              ------------
PREFERRED STOCKS -- 2.4%

Brazil -- 2.4%

15,332,898       Telec de Minas Gerais S.A.
                 (Telephone/Regional-Local)...............       1,896,138
 9,340,000       Telec de Sao Paulo S.A.
                 (Telephone/Regional-Local)...............       2,022,423
                                                              ------------
TOTAL PREFERRED STOCKS

(Cost $3,004,024).........................................       3,918,561
                                                              ------------
TOTAL INVESTMENTS -- 99.8%

(Cost $137,603,375*)......................................     164,553,844

OTHER ASSETS AND LIABILITIES -- 0.2%

(Net).....................................................         428,274
                                                              ------------
NET ASSETS -- 100.0%......................................    $164,982,118
                                                              ============

------------
 * Aggregate cost for federal tax purposes.
** Illiquid security or special situation security (see Note 7 to Financial
   Statements).
 + Non-income-producing security.
++ See Note 2 to Financial Statements.

Abbreviations:
ADR .....American Depositary Receipt
ORD .....Ordinary

The Montgomery Global Communications Fund concentrates its investments in the global communications industry. Because of this concentration, the value of this Fund's shares may vary in response to factors affecting the global communications industry, and therefore may be more volatile than that of investment companies that do not similarly concentrate their investments. The global communications industry may be subject to greater changes in governmental policies and governmental regulation than many other industries, and regulatory approval requirements may materially affect the products and services of this industry.

The accompanying notes are an integral part of these financial statements.

                                                    ---------------------
                                                     The Montgomery Funds
                                                    ---------------------
                                                    Emerging Markets Fund
                                                    ---------------------

                                                     PORTFOLIO HIGHLIGHTS
                                                         (Unaudited)

INVESTMENT REVIEW


Q: How did the Montgomery Emerging Markets Fund perform relative to its benchmark in the six months ended 12/31/96?

A: The Fund outperformed the IFC Global Composite Index by approximately three percentage points during the period.


Q: What markets and holdings performed especially well during the period?

A: Early in 1996 we increased the Fund's exposure to Brazil, a move that paid off handsomely because that market was one of the strongest in the world during 1996. Brazil reached a high of nearly 19% of Fund assets in mid-1996. Also in mid-1996, we raised the Fund's weighting in Hong Kong--another profitable move. That market rallied strongly late in the year in response to growing enthusiasm about the colony's impending reunification with China, recovering property prices and attractive stock valuations.

Another positive move during the period was our decision to scale back on the Fund's exposure to Mexico, following our visit to the state of Guerrero, the seat of a recent uprising. On-target stock selection also benefited the Fund.


Q: What markets and holdings were disappointing?

A: Our exposure to Thailand and South Korea continued to hurt the Fund throughout the second half of 1996. One of the factors that drew us to Thailand in 1996 was that real interest rates there seemed high in comparison to those in other Southeast Asia countries, leading us to believe that Thailand's central bank might bring rates down. Unfortunately, this did not happen. The country also had to grapple with political uncertainties and worries surrounding the stability of its banking system. These factors drove that market down sharply during the second half of 1996.

In South Korea, as in Thailand, a combination of factors drove the market down. The weakness of the Japanese yen, for example, has been a problem for South Korean exporters, because many of them compete directly with Japanese firms in overseas markets. (A weaker yen makes the price of Japanese exports more attractive.) Threats of a pending nationwide labor strike late in 1996 further clouded the horizon.


Q: How are you positioning the Fund for the year ahead?

A: As always, we will keep the Fund diversified across roughly 30 markets and about 200 individual holdings. We believe that the stage has been set for a rally in the emerging markets across all regions in 1997. Beginning with Asia, we believe that 1997 will present some unique opportunities. The reunification of Hong Kong and China will redirect world attention, we think, to the opportunities the 1.2 billion people in China can present, given the human and financial capital that Hong Kong will bring to the table.



=============================================
           PORTFOLIO MANAGEMENT
---------------------------------------------

Josephine Jimenez....Senior Portfolio Manager
Bryan Sudweeks.......Senior Portfolio Manager
Angeline Ee.................Portfolio Manager
Frank Chiang................Portfolio Manager

=============================================
            FUND PERFORMANCE
---------------------------------------------

       Average annual total returns
      for the periods ended 12/31/96

---------------------------------------------
                  Montgomery
           Emerging Markets Fund
Since inception (3/1/92)................8.75%
One year...............................12.32%
---------------------------------------------
         IFC Global Composite Index
Since 2/28/92...........................7.38%
One year................................7.89%

---------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


Growth of a $10,000 Investment

[CHART APPEARS HERE]

Montgomery Emerging Markets Fund
IFC Global Composite Index/(1)/
Lipper Emerging Markets Funds Average/(2)/

1 The IFC Global Composite Index is comprised of more than 1,200 individual stocks from 25 developing countries in Asia, Latin America, the Middle East, Africa and Europe.

2 The Lipper Emerging Markets Funds Average universe consists of 88 funds.

---------------------------------------------
            The Montgomery Funds
---------------------------------------------
           Emerging Markets Fund
---------------------------------------------
            PORTFOLIO HIGHLIGHTS

=============================================
       T O P   T E N   H O L D I N G S
---------------------------------------------
    (as a percentage of total net assets)


Arab Malaysian Corporation...............2.3%
Electrobras, "B".........................2.3%
IJM Corporation Berhad...................2.2%
Petroleo Brasileiro......................2.1%
Banco Bradesco...........................1.9%
IOI Corporation Oxygen, Inc..............1.9%
Sonae InvestImentos......................1.8%
Bangkok Bank Public Company, Ltd.,
   Local Series 2........................1.8%
Compania de Telefonos de Chile, ADR......1.5%
Alfa S.A. de C.V. .......................1.5%


=============================================
            TOP FIVE COUNTRIES
---------------------------------------------
   (as a percentage of total net assets)
Brazil..................................15.6%
Malaysia................................14.9%
China/Hong Kong..........................9.1%
South Africa.............................6.2%
Taiwan...................................5.1%


In Latin America we expect 1997 to be the year when Brazil will deliver the "big ticket" reforms the world has been waiting for. Should these reforms go through as planned, we also expect real interest rates to fall from their current level of 15%. That, in turn, should stimulate further growth in the economy and the stock market.

In Europe stronger economic growth in the region (led by Germany) augurs well for the emerging economies there. In the Middle East, Israel's recent decision to withdraw from Hebron is cause for some optimism about the peace process.


Q: Why should an investor consider the Montgomery Emerging Markets Fund right now?

A: The emerging market economies continue to grow at a rate of nearly 6% a year. Inflation and real interest rates in many of these nations are also headed down, and we expect companies in them to post average real earnings growth of 20 to 25% a year. We are convinced that 1997 could prove to be the year of the emerging markets bull run, and we believe that excellent long-term opportunities are opening up for investors who have the wherewithal to wait out the inevitable ups and downs of these markets.


PORTFOLIO INVESTMENTS

December 31, 1996 (unaudited)

COMMON STOCKS -- 81.3%


      Shares                                                  Value (Note 1)
  Argentina  --  3.4%
  2,154,500      Astra Cia Argentina de Petroleo (Oil)....... $  4,115,857
    204,680      Banco Frances del Rio de la Plata, ADR
                 (Banks).....................................    5,628,700
  2,574,033      Cresud S.A.+ (Real Estate)..................    4,556,881
    544,004      Inversiones y Representaciones (Real Estate)    1,746,576
     29,648      Inversiones y Representaciones, GDR
                 (Real Estate)...............................      945,030
     15,848      Inversiones y Representaciones, GDR (Euro)
                 (Real Estate)...............................      505,155
  2,096,151      Siderar S.A. (Steel)........................    6,038,032
    283,100      Telefonica de Argentina, Sponsored ADR
                 (Telephone/Networks)........................    7,325,213
                                                                 ---------
                                                                30,861,444
Bangladesh  --  0.3%
     98,080      Apex Tannery (Apparel and Textiles).........    2,701,464

Brazil -- 3.0%
      3,330      Electrobras, GDS*** (Electric Utilities)....      310,739
     97,200      Multicanal Participacoes, ADR+
                 (Cable Television)..........................    1,245,375
    169,611      Telebras, ADR (Telephone/Networks)..........   12,975,242
        810      Telebras, ADR*** (Telephone/Networks).......       61,965
180,900,000      Telec Brasileiras-Telebras ON
                 (Telephone/Networks)........................   12,969,926
    578,151      Telec de Minas Gerais S.A.
                 (Telephone/Regional-Local)..................       72,326
    766,225      Telec de Sao Paulo S.A.
                 (Telephone/Regional-Local)..................      165,626
                                                                   -------
                                                                27,801,199
Chile -- 1.7%
    138,300      Compania de Telefonos de Chile, ADR
                 (Telecommunications/Wireless)...............   13,985,587
     37,916      Sociedad Quimica y Minera de Chile
                 (Chemicals).................................    2,052,204
                                                                 ---------
                                                                16,037,791
China/Hong Kong -- 9.1%
    873,000      Cheung Kong Holdings (Real Estate)..........    7,759,875
    813,000      China Light and Power Company
                 (Electric Utilities)........................    3,615,903
  1,250,000      China Resources Enterprises Ltd. (Holding)..    2,812,076
  3,788,000      Concord Land Development Company+
                 (Real Estate)...............................    1,640,675

The accompanying notes are an integral part of these financial statements.

                                                        ---------------------
                                                         The Montgomery Funds
                                                        ---------------------
                                                        Emerging Markets Fund
                                                        ---------------------

                                                         PORTFOLIO HIGHLIGHTS

COMMON STOCKS -- continued


      Shares                                                   Value (Note 1)
China/Hong Kong -- continued
  1,082,000      Guoco Group, Ltd., ORD (Diversified
                 Financial Services)......................... $  6,057,353
    446,000      Henderson Land Development Company
                 (Real Estate)...............................    4,497,770
    354,400      HSBC Holdings (Banks).......................    7,583,321
  1,490,000      Hutchison Whampoa Ltd. (Conglomerates)......   11,703,084
  1,864,000      New World Development Company Ltd.
                 (Holding)...................................   12,592,152
    619,000      Shanghai Industrial Holdings Ltd.+
                 (Conglomerates).............................    2,256,875
  3,648,900      Shangri-La Asia (Lodging)...................    5,401,760
    629,000      Sun Hung Kai Properties Ltd. (Real Estate)..    7,705,443
    404,000      Swire Pacific Company Ltd., Class A (Holding)   3,852,221
  1,830,000      Wheelock and Company, Ltd. (Holding)........    5,217,079
                                                                 ---------
                                                                82,695,587
Czech Republic -- 3.0%
     17,739      Cokoladovny (Food and Beverage).............    2,259,933
    116,900      Komercni Banka, GDR (Banks).................    3,205,983
    316,651      Komercni Banka I.F. (Mutual Funds)..........    8,009,997
    203,010      PIF (Mutual Funds)..........................    2,582,596
     25,960      SPT Telecom A.S.+ (Telephone/Networks)......    3,231,876
    457,500      The Czech Value Fund (Mutual Funds).........    3,888,750
    570,757      Vseobecny I.F. (Mutual Funds)...............    1,670,846
    377,584      Vynosovy I.F. (Mutual Funds)................    2,360,075
                                                                 ---------
                                                                27,210,056
Egypt -- 0.5%
    123,435      Amreya Cement (Cement)......................    2,328,345
     94,240      Tora Cement (Cement)........................    1,902,632
                                                                 ---------
                                                                 4,230,977
Greece -- 0.1%
    303,040      Aegek (Heavy Construction)..................    1,117,775
Hungary -- 0.3%
    104,100      Borsodchem, GDR*** (Chemicals)..............    2,618,115
India -- 3.3%
    154,300      Bajaj Auto, Ltd. (Auto/Auto Parts)..........    3,676,730
      5,400      Bajaj Auto, Ltd., GDR*** (Auto/Auto Parts)..      179,901
    771,100      Carrier Aircon, Ltd.** (Home Appliance).....    3,828,614
    502,300      Floatglass**+ (Chemicals)...................      278,822
         50      Grasim Industries, Ltd.** (Conglomerates)...          583
        380      Great Eastern Shipping, New (Shipping)......          360
    300,000      HDFC Bank, Ltd.** (Banks)...................      336,820
      7,300      Hindustan Petroleum Corporation Ltd.** (Oil)       67,604
     59,670      Housing Development and Finance
                 Corporation** (Banks).......................    3,747,892
     91,890      Indian Hotels Company Ltd.** (Lodging)......    1,816,013
     10,800      Indian Hotels, GDS (Euro) (Lodging).........      273,348
    155,700      Indian Hotels, GDS*** (Lodging).............    3,940,767
    165,800      Indian Petrochemicals Corporation Ltd.,
                 (Chemicals).................................    1,914,990
     28,259      Industrial Credit & Investment
                 Corporation** (Banks).......................       46,310
        300      Kotak Mahindra (Securities Brokerage).......          592
      3,400      Madras Cement Ltd. (Cement).................      758,717
  1,246,400      Mahanagar Telephone Nigam, Ltd.**
                 (Electric Utilities)........................    8,239,799
     42,400      State Bank of India** (Banks)...............      267,883
      2,919      Tata Engineering & Locomotive Company,
                 Ltd.** (Auto/Auto Parts)....................       27,439
     14,000      Tata Engineering & Locomotive Company,
                 Ltd., GDR (Auto/Auto Parts).................      149,660
    109,400      Tata Engineering & Locomotive Company,
                 Ltd., GDR***  (Auto/Auto Parts).............    1,161,281
        456      Titan Industries (Household Products).......        1,068
                                                                     -----
                                                                30,715,193
Indonesia -- 3.2%
  1,484,000      Aneka Kimia Raya (F) (Chemicals)............      879,594
  1,690,000      Bimantara (F) (Conglomerates)...............    2,253,810
    774,000      Ciputra Development (Auto/Auto Parts).......      802,837
  1,078,400      Hanjaya Mandala Sampoerna** (F) (Tobacco)...    5,752,684
  1,140,000      Lippo Bank** (F) (Banks)....................    1,110,076
    498,000      London Sumatra Indonesia+ (Agricultural
                 Commodities)................................    1,301,926
  2,932,000      Matahari Putra Prima (F) (Retail Trade).....    3,413,633
  3,686,400      Mulia Industrindo (F) (Building Materials)..    3,823,743
    892,000      Semen Gresik (F) (Building Materials).......    2,870,110
    100,400      Tambang Timah, GDR***
                 (Metals and Mining).........................    1,804,690
    130,280      Telekomunikas Indonesia, ADR
                 (Telephone/Regional-Local)..................    4,494,660
    480,000      Telekomunikas Indonesia (F)
                 (Telephone/Regional-Local)..................      828,112
                                                              ------------
                                                                29,335,875
Israel -- 1.0%
     50,000      Koor Industries, ADR (Holding)..............      850,000
    115,800      Osem Investment, Ltd. (Food and Beverage)...      653,947
     22,160      Supersol Ltd. (Food and Beverage)...........      544,037
     13,870      Teva Pharmaceuticals (Pharmacy/Drugs).......    6,947,524
                                                              ------------
                                                                 8,995,508
Korea -- 3.6%
    253,234      Korea Electric Power Corporation, ADR
                 (Electric Utilities)........................    7,372,256
      6,623      Korea Mobile Telecommunications
                 (Telephone/Wireless)........................    6,722,108
    150,000      Korea Special Opportunities Fund
                 (Mutual Funds)..............................    1,650,000
     87,380      Pohang Iron & Steel Company, Ltd. (Steel)...    5,001,083
     20,212      Samsung Electronics Ltd. (F) (Electronics)..    1,215,348
         64      Samsung Electronics Ltd., GDR, Voting***
                 (Electronics)...............................        2,569
        213      Samsung Electronics Ltd., New., GDS***
                 (Electronics)...............................        8,813
     25,089      Samsung Electronics Ltd., Refunding
                 1/1/97*** (Electronics).....................    1,395,935
    459,192      Shinhan Bank (Banks)........................    7,285,502
    104,997      Yukong, Ltd. (Oil)..........................    2,001,429
                                                              ------------
                                                                32,655,043

The accompanying notes are an integral part of these financial statements.

------------------------
  The Montgomery Funds
------------------------
 Emerging Markets Fund
------------------------

 I N V E S T M E N T S

Common Stocks -- continued

       Shares                                                     Value (Note 1)
Malaysia -- 14.5%
    4,208,000   Arab Malaysian Corporation (Diversified
                Financial Services).................................$ 20,994,179
      388,000   Arab Malaysian Finance (F) (Diversified
                Financial Services).................................   2,166,225
      684,000   Genting Berhad (Leisure Time).......................   4,712,572
    1,073,000   Guinness Anchor Berhad (Food and Beverage)..........   2,634,171
      884,000   Hong Leong Bank Berhad** (Banks)....................   3,080,261
    8,384,000   IJM Corporation Berhad (Heavy Construction).........  19,752,445
      520,000   Innovest Berhad  (Real Estate)......................   1,853,098
   11,163,000   IOI Corporation Oxygen, Inc. (Chemicals)............  17,150,046
    1,750,000   Leader Universal Holdings Berhad
                (Telecommunications Equipment)......................   3,672,540
      299,000   Lingkaran Trans Kota Holdings Berhad
                (Real Estate).......................................     615,640
    2,027,000   Metacorp Berhad (Chemicals).........................   5,176,856
    1,680,000   New Straits Times** (Newspapers/Publishing).........   9,712,136
      418,000   Oriental Holdings Berhad (Auto/Auto Parts)..........   2,846,803
      275,000   Powertek Berhad+ (Electric Utilities)...............     542,269
    3,135,000   Public Bank Berhad** (F) (Banks)....................   6,641,160
    1,435,000   Renong Berhad (Heavy Construction)..................   2,545,555
      370,000   Resorts World Berhad (Leisure Time).................   1,684,815
      876,000   Tanjong PLC (Leisure Time)..........................   3,503,306
      638,000   Telekom Malaysia Berhad**
                (Telecommunications/Other)..........................   5,684,023
    1,293,000   UMW Holdings Berhad (Auto/Auto Parts)...............   6,041,338
    1,205,700   United Engineers Berhad
                (Heavy Construction)................................  10,884,957
                                                                      ----------
                                                                     131,894,395
Mexico -- 3.8%
    3,007,141   Alfa S.A. de C.V. (Steel)...........................  13,885,871
      951,500   Cementos Mexicanos, S.A. CPO
                (Building Materials)................................   3,408,575
       29,000   Cementos Mexicanos, S.A., Class B
                (Building Materials)................................     113,097
      357,000   Empresas La Moderna S.A. de C.V., Class A
                (Tobacco)...........................................   1,745,998
      330,000   Grupo Radio Central S.A. de C.V., ADR+
                (Broadcasting/Advertising)..........................   2,268,750
    1,392,594   Industrias Penoles CPO (Metals and Mining)..........   4,935,642
      241,600   Kimberly Clark de Mexico, Class A
                (Pulp and Paper)....................................   4,769,390
      549,000   San Luis Corporacion S.A. de C.V.
                (Metals and Mining).................................   3,403,354
                                                                       ---------
                                                                      34,530,677
Morocco -- 0.3%
       18,884   Banque Marocaine du Commerce (Banks)................     862,771
      124,500   Banque Marocaine du Commerce, Exterieur
                GDR ***+ (Banks)....................................   1,945,001
                                                                       ---------
                                                                       2,807,772
Pakistan -- 0.3%
       16,717   Adamjee Insurance Company (Insurance)...............      36,391
      508,000   DG Khan Cement  (Building Materials)................     117,241
       62,446   Engro Chemicals Pakistan** (Chemicals)..............     209,556
    1,362,800   Fauji Fertilizer Company Ltd.**+
                (Agriculture Commodities)...........................   2,295,140
       77,022   Pakistan State Oil** (Oil)..........................     497,726
                                                                         -------
                                                                       3,156,054
Peru -- 1.0%
      154,095   Credicorp, Ltd. (Banks).............................   2,850,758
    1,812,021   Ferreyros Enrique S.A. (Holding)....................   1,734,655
       76,800   Minas Buenaventura, ADR
                (Metals and Mining).................................   1,310,400
    1,404,210   Telefonica del Peru S.A., Class B
                (Telephone/Networks)................................   2,613,234
       48,000   Telefonica del Peru S.A., Series B, ADR
                (Telephone/Networks)................................     906,000
                                                                         -------
                                                                       9,415,047
Philippines -- 2.4%
   10,012,628   Aboitiz Equity Ventures+ (Conglomerates)............   1,008,877
    7,323,600   DMCI Holdings (Building Materials)..................   4,803,502
    3,896,287   Keppel Philippines Holdings, Inc., Class B
                (Shipping)..........................................     444,443
      175,800   Manila Electric Company, Class B
                (Electric Utilities)................................   1,437,148
1,554,834,234   Manila Mining, Class B (Metals and Mining)..........   1,418,860
   32,666,351   Metro Pacific Inc., Class B (Conglomerates).........   8,073,433
      190,000   Music Semiconductors Corporation+
                (Semiconductor).....................................      93,916
   10,200,000   Petron Corporation (Oil)............................   3,451,711
        1,930   Philippine Long Distance Telephone, ADR
                (Telephone/Long Distance)...........................      98,430
    6,869,000   Republic Glass (Glass)..............................   1,332,011
    1,217,000   Uniwide Holdings, Inc.+ (Retail Trade)..............     240,624
                                                                      ----------
                                                                      22,402,955
Portugal -- 3.9%
      173,800   Banco Totta E Acores, SA (Banks)....................   3,277,596
       61,885   Capital Portugal Fund+ (Mutual Funds)...............   7,144,415
      182,427   Electricas Empresa Fabril de Maquinas
                (Electrical Equipment)..............................   1,511,888
      889,900   Portucel Industries Empresa (Pulp and Paper)........   5,165,495
      524,350   Sonae InvestImentos (Conglomerates).................  16,604,698
       31,500   Telecel-Comunicacaoes Pessoai, SA+
                (Telecommunications/Wireless).......................   2,011,287
                                                                       ---------
                                                                      35,715,379
Russia -- 2.3%
       46,389   Global Telesystems Group, Inc.**
                (Telephone/Networks)................................     896,987
          171   Irkutskenegro, RDC+ (Oilfield Equipment)............   4,770,900
        1,200   LukOil Company, ADR (Oil)...........................      56,400
          125   LukOil Company, RDC*** (Oil)........................   7,190,625
       83,400   Mosenergo, ADS*** (Electric Utilities)..............   2,571,848
       43,500   Mosenergo, Sponsored ADS (Electric Utilities).......   1,341,431
       11,500   Tatneft, ADR+ (Oil).................................     531,875
       75,500   Tatneft, Sponsored ADS***+ ( Oil)...................   3,624,000
                                                                       ---------
                                                                      20,984,066
Singapore -- 1.2%
    4,575,572   CDL Hotels International, Ltd. (Real Estate)........   2,617,739
      849,000   Far East Levingston (Heavy Construction)............   4,429,143
      544,000   Keppel Corporation, ORD (Shipping)..................   4,237,547
                                                                       ---------
                                                                      11,284,429

40

The accompanying notes are an integral part of these financial statements

                                                        ------------------------
                                                          The Montgomery Funds
                                                        ------------------------
                                                         Emerging Markets Fund
                                                        ------------------------

                                                         I N V E S T M E N T S


       Shares                                                     Value (Note 1)
Slovak Republic -- 0.3%
      130,900   VUB Kupon Fund (Mutual Funds).......................$  2,455,205

South Africa -- 5.9%
       66,400   Anglo American Gold Investment Company
                (Metals and Mining).................................   5,056,108
      213,200   Anglovaal, Ltd. (Conglomerates).....................   6,288,682
      146,230   Barlow, Ltd. (Building Materials)...................   1,297,113
    1,828,700   Clinic Holdings (Health Care).......................   1,915,278
    5,895,000   Highstone Property Fund (Real Estate)...............   1,638,025
    3,666,252   Lonrho (Conglomerates)..............................   7,789,365
       32,000   Pepsi International Bottlers**+
                (Food and Beverage).................................   2,706,372
      521,500   Randgold and Exploration Company
                (Metals and Mining).................................   3,539,088
      508,486   Sappi, Ltd. (Pulp and Paper)........................   4,564,799
      848,336   Sasol, Ltd. (Metals and Mining).....................  10,063,620
    9,397,794   South Africa Iron & Steel Industrial
                Corporation (Steel).................................   6,709,123
    1,350,790   Waltons Stationery Company (Retail Trade)...........   1,891,135
                                                                       ---------
                                                                      53,458,708
Sri Lanka -- 0.1%
      216,195   Aitken Spence and Company (Conglomerates)...........     457,314
       61,300   Development Finance Corporation of
                Ceylon (Banks)......................................     275,542
                                                                         -------
                                                                         732,856
Taiwan -- 5.1%
      486,000   Accton Technology Corporation**+
                (Computers and Office Equipment)....................   1,731,927
    8,382,360   Bank Sinopac** (Banks)..............................   9,083,430
    1,084,716   Cathay Life Insurance** (Insurance).................   6,902,738
    2,550,000   China Development Corporation**
                (Diversified Financial Services)....................   7,789,091
    5,200,000   China Steel Corporation** (Steel)...................   4,878,545
    7,681,451   Pacific Construction** (Heavy Construction).........   6,564,149
    2,260,280   Taiwan Semiconductor Company**
                (Semiconductor).....................................   4,643,848
    1,153,600   Yageo Corporation** (Electronics)...................   2,265,251
      269,350   Yageo Corporation, GDR*** (Electronics).............   2,694,173
                                                                       ---------
                                                                      46,553,152
Thailand -- 4.4%
      167,361   Ban Pu Coal Public Company, Ltd. (F) (Coal).........   3,106,287
    2,209,700   Bangkok Bank Public Company, Ltd.,
                Local Series 2 (F) (Banks)..........................  16,462,265
      240,100   Central Pattana Public Company, Ltd. (F)
                (Real Estate).......................................   1,086,002
      387,000   CH Karnchang Public Company (F)
                (Heavy Construction)................................   1,961,709
    2,183,950   Electricity Generation Power Company (F)
                (Electric Utilities)................................   5,961,027
      444,000   Industrial Finance Corporation of
                Thailand (F) (Securities Brokerage).................   1,203,229
      219,600   PTT Exploration and Production Public
                Company, Ltd. (F) (Oil).............................   3,168,213
      301,600   Regional Container Lines (F) (Shipping).............   2,916,509
       85,100   Siam Cement Public Company, Ltd.
                (F) (Building Materials)............................   2,681,151
       37,300   Siam Cement Public Company, Ltd. Local,
                Series 2 (Building Materials).......................   1,175,323
                                                                       ---------
                                                                      39,721,715
Turkey -- 1.8%
   10,532,873   Efes Sinai Yatrium ve Ticaret**
                (Food and Beverage).................................     458,344
      545,000   Erciyas Biracilik ve Malt, ADS
                (Food and Beverage).................................   1,171,750
   17,063,166   Koc Holdings (Holding)..............................   2,989,397
    3,479,400   Migros Turk T.A.S. (Retail Trade)...................   4,250,996
    7,093,023   Tat Konserve (Food and Beverage)....................   1,062,809
   22,714,389   Trakya Cam Sanayil (Glass)..........................   1,151,953
   39,379,000   Turk Sise ve Cam (Glass)............................   4,175,736
   33,768,000   Yapi ve Kredi Bankasi A.S. (Banks)..................     840,698
                                                                         -------
                                                                      16,101,683
Ukraine -- 0.2%
      721,000   Ukraine Enterprise Corporation+
                (Mutual Funds)......................................   1,605,673
Venezuela -- 1.2%
    1,575,000   Electricidad de Caracas (Electric Utilities)........   1,597,306
      339,200   Compania Anonima Nacional Telefonos de
                Venezuela, ADR+ (Telephone/Networks)................   9,540,000
                                                                       ---------
                                                                      11,137,306
Vietnam -- 0.1%
       42,600   Southeast Asia Frontier Fund (Mutual Funds).........     213,000
       38,000   The Vietnam Frontier Fund+ (Mutual Funds)...........     389,500
                                                                         -------
                                                                         602,500

TOTAL COMMON STOCKS
(Cost $694,729,033)................................................. 741,535,599
                                                                     -----------

PREFERRED STOCKS -- 13.2%
Brazil -- 12.6%
2,413,701,596   Banco Bradesco (Banks)..............................  17,491,265
    6,163,000   Brahma (Food and Beverage)..........................   3,368,862
  343,420,000   Cia Energetica de Minas Gerais
                (Electric Utilities)................................  11,699,613
   55,457,000   Electrobras, "B" (Electric Utilities)...............  20,600,906
      832,000   Electropaulo "B" (Electric Utilities)...............     122,906
   76,433,143   Industrias Romi, S.A. (Machinery and Tools).........   1,096,000
       50,500   Kepler Weber S.A.  (Machinery and Tools)............     329,992
   67,300,000   Lojas Americanas (Retail Trade).....................     887,316
   91,972,000   Lojas Renner S.A. (Retail Trade)....................   4,248,538
    9,680,000   Marcopolo S.A., Series B  (Auto/Auto Parts).........   1,620,941
   16,035,000   Metalurgica E Shultz S.A. (Steel)...................     270,053
  117,921,300   Petroleo Brasileiro (Oil)...........................  18,781,614
   72,785,194   Telebras (Telephone/Networks).......................   5,603,710
   42,810,000   Telec de Minas Gerais S.A.
                (Telephone/Regional-Local)..........................   5,294,086
   17,879,000   Telec de Sao Paulo S.A.
                (Telephone/Regional-Local)..........................   3,871,403

                                                                              41

The accompanying notes are an integral part of these financial statements

------------------------
  The Montgomery Funds
------------------------
 Emerging Markets Fund
------------------------

 I N V E S T M E N T S

PREFERRED STOCKS -- continued

      Shares                                                      Value (Note 1)
Brazil -- continued
 77,210,007   Telec do Rio Janeiro S.A.
              (Telephone/Networks)..................................$  9,770,324
 45,770,000   Uniao de Bancos Brasileiros (Banks)...................   1,493,218
              Usiminas (Steel)......................................     704,490
    345,888   Vale do Rio Doce (Metals and Mining)..................   6,657,454
  2,423,000   Weg S.A. (Furniture)..................................   1,142,595
                                                                     -----------
                                                                     115,055,286
Korea -- 0.1%
     19,165   Samsung Electronics, Ltd. (F) (Electronics)...........     521,919
      5,775   Samsung Electronics, Ltd., Refunding
              1/1/97 (Electronics)..................................     149,098
                                                                         -------
                                                                         671,017
Philippines -- 0.5%
    138,700   Philippine Long Distance Telephone,
              Convertible Preferred, 5.750% 12/31/49
              (Telephone/Long Distance).............................   4,265,025
                                                                       ---------

TOTAL PREFERRED STOCKS
(Cost $96,674,625).................................................. 119,991,328
                                                                     -----------

CONVERTIBLE BONDS -- 0.9%
Principal amount
Mexico -- 0.1%
   $750,000   Alfa S.A. de C.V., 8.000% due 09/15/00***
              (Steel)...............................................     827,813
Philippines -- 0.1%
    530,000   Metro Pacific Inc., 2.500% due 04/11/03***
              (Conglomerates).......................................     561,800
South Africa -- 0.3%
  2,550,000   Barlow, Ltd., 7.000% due 09/20/04***
              (Building Materials)..................................   2,715,750
Thailand -- 0.4%
  2,600,000   Central Pattana Public Company, Ltd.,
              2.750% due 04/10/01 (Real Estate).....................   2,720,251
  1,500,000   Siam Sindhorn, 2.000% due 07/31/00
              (Real Estate).........................................     960,000
                                                                         -------
                                                                       3,680,251
                                                                       ---------
TOTAL CONVERTIBLE BONDS
(Cost $8,401,569)...................................................   7,785,614
                                                                       ---------

WARRANTS -- 0.4%
     Shares
Czech Republic -- 0.0%#
     81,300   The Czech Value Fund, Warrants Expire
              09/13/98 (Mutual Funds)...............................     112,194
Malaysia -- 0.4%
  2,317,500   Development and Commercial Bank Holdings
              Corporation, Warrants Expire 12/27/99
              (Banks)...............................................   3,487,034

TOTAL WARRANTS
(Cost $2,337,251)...................................................   3,599,228
                                                                       ---------
CORPORATE BONDS -- 0.2%
(Cost $1,660,548)
Principal amount
Philippines -- 0.2%
 $1,905,000   Ayala Land, Inc., Zero Coupon
              due 12/08/00 (Real Estate)............................   1,659,731
                                                                       ---------

TOTAL SECURITIES
(Cost $803,803,026)................................................. 874,571,500
                                                                     -----------

REPURCHASE AGREEMENTS -- 2.0%
  9,219,500   Agreement with Bear Stearns Companies Inc.,
              Tri-Party, 7.500% dated 12/31/96, to be
              repurchased at $9,223,341 on 01/02/97,
              collateralized by $9,475,421 market value of
              U.S. government securities, having various
              maturities and various interest rates.................   9,219,500

  9,219,500   Agreement with Chase Manhattan Corporation,
              Tri-Party, 7.500% dated 12/31/96, to be
              repurchased at $9,223,341 on 01/02/97,
              collateralized by $9,404,158 market value of
              U.S. government securities, having various
              maturities and various interest rates.................   9,219,500
                                                                       ---------
TOTAL REPURCHASE AGREEMENTS
(Cost $18,439,000)..................................................  18,439,000
                                                                      ----------
TOTAL INVESTMENTS -- 98.0%
(Cost $822,242,026*)................................................ 893,010,500
                                                                     -----------
OTHER ASSETS AND LIABILITIES -- 2.0%
(Net)...............................................................  18,254,753
                                                                      ----------

NET ASSETS -- 100.0%................................................$911,265,253
                                                                    ============

  * Aggregate cost for Federal tax purposes.
 ** Illiquid security or special situation security (see Note 7 to Financial
    Statements).
*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  # Amount represents less than 0.1% of assets.
  + Non-income-producing security.


Abbreviations:
ADR....American Depositary Receipt
ADS....American Depositary Share
(F)....Foreign or Alien Shares
GDR....Global Depositary Receipt
GDS....Global Depositary Share
ORD....Ordinary
RDC....Russian Depositary Certificate

The accompanying notes are an integral part of these financial statements.

                                          --------------------------------------
                                                   The Montgomery Funds
                                          --------------------------------------
                                                    Emerging Asia Fund
                                          --------------------------------------

                                          P O R T F O L I O  H I G H L I G H T S
                                                       (Unaudited)

INVESTMENT REVIEW

Q: The Fund opened on September 30. How did it perform from then until December 31, 1996?

A: The Fund performed very well during this short period, even though the performance of Asian markets diverged dramatically from one another in late 1996. During the fourth quarter, Hong Kong and Malaysia gained 13% and 9%, respectively, while Thailand sank 24% and South Korea fell 17%. Meanwhile, some markets, such as the Philippines, turned in moderate performances. The Fund benefited from the decision to favor Hong Kong and Malaysia during its first few months in operation. They were the portfolio's two largest country weightings during the period.

Q: What factors drove markets in Asia during the period?

A: In Hong Kong the rally was driven by a couple of factors. Investors in that market have been encouraged by the benign interest rate environment in that of the U.S., because the colony's monetary policy is tied to that of the United States. The market was also driven up by good news from China; its economy has been reviving as the government has relaxed the austerity measures it imposed in 1993 to cool rapid growth. That and other developments during the period seem to pave the way for a smooth transition after Britain hands over Hong Kong to China in mid-1997. In contrast, a few economies in the region--especially South Korea and Thailand--continued to grapple with declining prices for their chief exports and structural problems in their economies.

Q: Describe the Fund's strategy.

A: Our strategy is multi-tiered, combining both top-down and bottom-up analysis. We believe that it's important to begin by analyzing the macroeconomic landscape, because in Asia top-down factors are often the main determinant of how a stock will perform. In other words, it's often better to hold shares in a company with decent fundamentals in a solid market rather than a company with excellent fundamentals in a declining market. Of course, we aim to find excellent companies in markets that we believe have the best long-term potential.

Q: What is your outlook for the next six months? How are you positioning the Fund accordingly?

A: We're optimistic about what the next few months will bring for the Asian markets, and especially for equities in Hong Kong and Taiwan. Britain will hand over the colony to China in July 1997, if all goes as planned. We believe that the transition will go smoothly and that the reunification will ultimately benefit both Hong Kong and China. So we will continue to overweight Hong Kong relative to its weighting in our benchmark index. We like Taiwan because its economy is also benefiting from the recovery in China's economy and a nascent rebound in the technology sector, which is a main source of exports for the island.


================================================================================
                             PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
Josephine Jimenez.......................................Senior Portfolio Manager
Bryan Sudweeks..........................................Senior Portfolio Manager
Angeline Ee....................................................Portfolio Manager
Frank Chiang...................................................Portfolio Manager



================================================================================
                               FUND PERFORMANCE
--------------------------------------------------------------------------------
                            Aggregate total returns
                        for the periods ended 12/31/96
--------------------------------------------------------------------------------
                         Montgomery Emerging Asia Fund
Since inception (9/30/96).................................................21.06%
--------------------------------------------------------------------------------
                       MSCI All-Country Asia-Free Japan
Since 9/30/96..............................................................2.05%
--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

-----------------------------------------
        The Montgomery Funds
-----------------------------------------
         Emerging Asia Fund
-----------------------------------------

 P O R T F O L I O  H I G H L I G H T S


-----------------------------------------
          TOP TEN HOLDINGS
-----------------------------------------
  (as a percentage of total net assets)
Shanghai Industrial Holdings Ltd. ...7.7%
China Resources Enterprises Ltd. ....6.6%
China Resources Beijing Land.........5.8%
Hong Leong Bank Berhad...............3.7%
Wheelock and Company, Ltd. ..........3.0%
Hutchison Whampoa Ltd. ..............3.0%
Renong Berhad........................2.8%
Public Bank Berhad (F)...............2.7%
Keppel Corporation...................2.6%
Leader Universal Holdings............2.5%

-----------------------------------------
         TOP FIVE COUNTRIES
-----------------------------------------
  (as a percentage of total net assets)
China/Hong Kong.....................47.1%
Malaysia............................21.5%
Philippines..........................5.2%
Singapore............................4.9%
Indonesia............................4.0%


At the same time, we are keeping a close eye on South Korea and Thailand. Although they turned in disappointing performances in 1996, we think the prospects are good for a turnaround in their economies and their markets in 1997. Having been depressed for a while now, they also offer some attractively priced stocks. In addition, Indonesia and the Philippines continue to look strong to us. So while we'll focus on Hong Kong and Malaysia, we think the outlook is positive for Asian markets as a whole. Of course, investors in this Fund should be aware that they face the potential for a great deal of risk. That goes hand-in-hand with the potential for exceptional rewards.


Q: Why might now be a good time for an investor to consider the Montgomery Emerging Asia Fund?

A: We think that Asian equity markets offer exceptional long-term opportunities for investors who can tolerate considerable volatility. That's the nature of these markets. We believe that the impending handover of Hong Kong to China makes this an especially good time to invest in the region, as we think the reunification will draw investors into the market over the short term and benefit the Asian region over the long term.


PORTFOLIO INVESTMENTS

December 31, 1996 (unaudited)

COMMON STOCKS -- 85.2%

      Shares                                                  Value (Note 1)
China/Hong Kong -- 47.1%
    172,000      Aeon Credit Services (Diversified
                 Financial Services)......................... $     55,039
     35,000      Cheung Kong Holdings (Real Estate)..........      311,106
     66,000      China Light and Power Company
                 (Electric Utilities)........................      293,542
  1,730,000      China Resources Beijing Land+
                 (Conglomerates).............................    1,095,998
    554,000      China Resources Enterprises Ltd. (Holding)..    1,246,312
    445,000      Concord Land Development Company
                 Ltd.+ (Real Estate).........................      192,740
    250,000      Goldlion Holdings, Ltd., ORD
                 (Apparel and Textiles)......................      205,249
    540,000      Guangnan Holdings (Holding).................      464,283
     45,000      Guoco Group, Ltd. (Diversified
                 Financial Services).........................      251,923
     20,800      HSBC Holdings (Banks).......................      445,071
     72,000      Hutchison Whampoa Ltd. (Conglomerates)......      565,518
    190,000      Lai Sun Development Company Ltd.
                 (Real Estate)...............................      287,413
     57,000      New World Development Company Ltd.
                 (Holding)...................................      385,060
    400,000      Shanghai Industrial Holdings Ltd.+
                 (Conglomerates).............................    1,458,401
    254,000      Sino Land Company (Holding).................      310,337
     25,000      Sun Hung Kai Properties Ltd. (Real Estate)..      306,258
     50,000      Swire Pacific Company, Ltd., Class A
                 (Holding)...................................      476,760
    200,000      Wheelock and Company, Ltd. (Holding)........      570,173
                                                              ------------
                                                                 8,921,183
Indonesia -- 4.0%
    275,000      Mulia Industrindo (F) (Building Materials)..      285,246
    100,000      Semen Gresik (F) (Building Materials).......      321,761
     69,000      United Tractors (F) (Heavy Construction)....      144,602
                                                              ------------
                                                                   751,609

The accompanying notes are an integral part of these financial statements

                                                   ----------------------------
                                                       The Montgomery Funds
                                                   ----------------------------
                                                        Emerging Asia Fund
                                                   ----------------------------

                                                       I n v e s t m e n t s

COMMON STOCKS -- continued

      Shares                                                  Value (Note 1)
Malaysia -- 21.5%
  146,000  Guinness Anchor Berhad
           (Food and Beverage)............................... $    358,424
  200,000  Hong Leong Bank Berhad** (Banks)..................      696,892
  121,000  IJM Corporation Berhad
           (Heavy Construction)..............................      285,072
  115,000  Innovest Berhad (Real Estate).....................      409,820
  228,000  Leader Universal Holdings
           (Telecommunications Equipment)....................      478,480
  240,000  Public Bank Berhad (F)** (Banks)..................      508,414
  300,000  Renong Berhad (Heavy Construction)................      532,172
   90,000  Tanjong Plc (Leisure Time)........................      359,929
   50,000  United Engineers Berhad (Heavy Construction)......      451,396
                                                              ------------
                                                                 4,080,599
Philippines -- 5.2%
   40,000  Manila Electric Company, Class B
           (Electric Utilities)..............................      326,996
  833,000  Metro Pacific Inc. (Conglomerates)................      205,875
  303,000  PCI Leasing and Financing, Inc.**+
           (Diversified Financial Services)..................       80,070
    1,300  Philippine Long Distance Telephone
           (Telephone/Long Distance).........................       71,426
    5,900  Philippine Long Distance Telephone, ADR
           (Telephone/Long Distance).........................      300,900
                                                              ------------
                                                                   985,267
Singapore -- 3.7%
   64,000  Keppel Corporation (Shipping).....................      498,535
   50,000  Van Der Horst Ltd. (Heavy Construction)...........      209,033
                                                              ------------
                                                                   707,568
Taiwan -- 3.4%
   82,000  Accton Technology Corporation**+
           (Computers and Office Equipment)..................      292,218
  200,000  CNET Technology Inc.**+
           (Software Systems)................................      304,000
  14,550   United World Chinese Commercial Bank**+
           (Banks)...........................................       38,359
                                                              ------------
                                                                   634,577
Thailand -- 0.3%
   20,000  IFCT Finance and Securities PLC (F)
           (Securities Brokerage)............................       54,199
                                                              ------------

TOTAL COMMON STOCKS
(Cost $14,254,998)...........................................   16,135,002
                                                              ------------

WARRANTS -- 1.2%
(Cost $201,387)
Singapore -- 1.2%
   64,000  Keppel Corporation, Warrants Expire 06/97+
           (Shipping)........................................      220,453
                                                              ------------

TOTAL SECURITIES
(Cost $14,456,385)...........................................   16,355,455
                                                              ------------


REPURCHASE AGREEMENTS -- 11.9%

Principal amount                                              Value (Note 1)
$ 1,122,500      Agreement with Bear Stearns Companies Inc.,
                 Tri-Party, 7.500% dated 12/31/96, to be
                 repurchased at $1,122,968 on 01/02/97,
                 collateralized by $1,153,659 market value of
                 U.S. government securities, having various
                 maturities and various interest rates....... $  1,122,500

  1,122,500      Agreement with Chase Manhattan Corporation,
                 Tri-Party, 7.500% dated 12/31/96, to be
                 repurchased at $1,122,968 on 01/02/97,
                 collateralized by $1,144,983 market value of
                 U.S. government securities, having various
                 maturities and various interest rates.......    1,122,500
                                                              ------------

TOTAL REPURCHASE AGREEMENTS
 (Cost $2,245,000)...........................................    2,245,000
                                                              ------------

TOTAL INVESTMENTS -- 98.3%
(Cost $16,701,385*)..........................................   18,600,455

OTHER ASSETS AND LIABILITIES -- 1.7%
(Net)........................................................      331,035
                                                              ------------

NET ASSETS -- 100.0%.........................................  $18,931,490
                                                              ============

 *  Aggregate cost for federal tax purposes.
** Illiquid security or special situation security (see Note 7 to Financial Statements).
 +  Non-income-producing security.

Abbreviations:
ADR......American Depositary Receipt
(F)......Foreign or Alien Shares
ORD......Ordinary

The accompanying notes are an integral part of these financial statements.

--------------------------------------
       The Montgomery Funds
--------------------------------------
          Select 50 Fund
--------------------------------------

P O R T F O L I O  H I G H L I G H T S
           (Unaudited)


======================================
       PORTFOLIO MANAGEMENT
--------------------------------------
      Montgomery Growth Team
     Montgomery Micro Cap Team
   Montgomery Equity Income Team
Montgomery International/Global Team
  Montgomery Emerging Markets Team


======================================
          FUND PERFORMANCE
--------------------------------------
    Average annual total returns
   for the periods ended 12/31/96
------------------------------------

     Montgomery Select 50 Fund
Since inception (10/2/95).....30.60%
One year......................20.46%
------------------------------------
           S&P 500 Index

Since 9/30/95.................23.63%
One year......................22.96%
------------------------------------

------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


Growth of a $10,000 Investment

[Line Chart appears here]

Montgomery Select 50 Fund
S&P 500 Index/(1)/
Lipper Capital Appreciation
Funds Average/(2)/

------------
/1/ The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC market.

/2/ The Lipper Capital Appreciation Funds Average universe consists of 189 funds.


INVESTMENT REVIEW


Q: How did the Montgomery Select 50 Fund perform versus its benchmark in the six months ended December 31, 1996?

A: Because the United States led world stock markets in the second half of 1996, the Select 50 Fund, which has about 40% of its portfolio invested abroad, underperformed the S&P 500 by 10.46 percentage points. In addition, the Select 50 Fund maintains a broad range of market capitalization exposure, including both large- and small-cap companies. The fact that the U.S. market was led by larger stocks during the second half of 1996 also worked against the Fund during this period.


Q: What elements of the portfolio benefited the Fund's performance the most?

A: The stocks contributed by the Equity Income and Growth teams were the two best-performing segments of the portfolio during the second half of 1996. This reflected the market's preference during the period for the sort of liquid, mid- to large-cap stocks that make up these portions of the Select 50 Fund.


Q: Were any elements of the portfolio disappointing?

A: The Fund's micro-cap exposure underperformed the S&P 500 during the second half of 1996.

At the start of the period, the market was in the midst of a correction that hit smaller-cap stocks particularly hard. Although they began to rebound in the following months, by the end of 1996 most small-company stocks hadn't yet regained all the ground they lost during the summer. The emerging markets segment of the portfolio also underperformed the S&P 500 during the second half of 1996, as investors focused most of their attention on U.S. stocks.


Q: How are you positioning the Fund for the year ahead?

A: The five teams that contribute stocks to the portfolio work in different market segments and base their investment decisions on bottom-up stock analysis. In addition, we structure the portfolio according to fairly strict parameters. Each of our five disciplines contributes about 10 stocks, and we regularly rebalance the portfolio to make sure that each portion is allocated approximately 20% of assets.

Our team members will continue to focus on finding stocks that we believe have strong capital appreciation potential into 1997 and beyond, because we think this approach will serve our shareholders best over the long term.


Q: Why should an investor consider the Montgomery Select 50 Fund right now?

A: The Select 50 Fund offers a convenient way to tap into what we believe are some of the best stock opportunities we've uncovered. It combines aggressive stock selection with diversification across markets and investment styles--an approach that we think will help reduce risk over time.

                                          --------------------------------------
                                                   The Montgomery Funds
                                          --------------------------------------
                                                      Select 50 Fund
                                          --------------------------------------

                                          P O R T F O L I O  H I G H L I G H T S

=========================================
           TOP TEN HOLDINGS
-----------------------------------------
  (as a percentage of total net assets)
Irkutskenergo, RDC...................4.7%
Caribiner International Inc. ........3.4%
Freepages Group PLC..................2.7%
Ericsson (L.M.) Telephone Company,
   Class B, ADR......................2.5%
UST Inc. ............................2.2%
HA-LO Industries Inc. ...............2.2%
Betzdearborn, Inc. ..................2.2%
Eidos PLC ...........................2.1%
SAFECO Corporation ..................2.1%
Masco Corporation ...................2.1%

=========================================
         TOP FIVE INDUSTRIES
-----------------------------------------
   (as a percentage of total net assets)
Software Systems.....................7.0%
Business Services....................6.3%
Telecommunications Equipment.........6.2%
Retail Trade.........................5.6%
Oilfield Equipment...................5.6%

PORTFOLIO INVESTMENTS

December 31, 1996 (unaudited)
COMMON STOCKS -- 83.4%
      Shares                                                  Value (Note 1)
Apparel and Textiles -- 2.0%
  2,192,000      Goldlion Holdings, Ltd. ORD
                 (China/Hong Kong)........................... $  1,799,625

Biotechnology -- 1.0%
    279,400      Cortec International, Ltd.+ (Great Britain).      880,389

Broadcasting/Advertising -- 4.8%
  3,201,900      Freepages Group PLC+ (Great Britain)........    2,385,214
     70,812      HA-LO Industries Inc.+ (United States)......    1,951,756
                                                                 ---------
                                                                 4,336,970
Building Materials -- 2.1%
     52,000      Masco Corporation (United States)...........    1,872,000

Business Services -- 6.3%
     40,000      AccuStaff Inc.+ (United States).............      845,000
     61,200      Caribiner International Inc.+
                 (United States).............................    3,075,300
     30,000      Netscape Communications Corporation+
                 (United States).............................    1,706,250
                                                                 ---------
                                                                 5,626,550
Chemicals -- 2.2%
     33,000      Betzdearborn, Inc. (United States)..........    1,930,500
      5,800      Indian Petrochemicals Corporation Ltd.,
                 GDR** (India)...............................       66,990
                                                                    ------
                                                                 1,997,490
Computers and Office Equipment -- 4.9%
     55,600      Boise Cascade Corporation (United States)...    1,765,300
     21,400      Dialogic Corporation+ (United States).......      668,750
    155,260      Eidos PLC+ (Great Britain)..................    1,921,002
                                                                 ---------
                                                                 4,355,052
Conglomerates -- 0.8%
    200,000      Shanghai Industrial Holdings Ltd.+
                 (China/Hong Kong)...........................      729,200

Cosmetics and Personal Care -- 1.8%
     50,400      Nu Skin Asia Pacific Inc., Class A+ (Japan).    1,556,100

Consumer Services -- 0.3%
      2,219      Azkoyen S.A. (Spain)........................      273,134

Diversified Financial Services -- 0.1%
    303,000      PCI Leasing and Financing Inc.+
                 (Philippines)...............................       80,070

Electric Utilities -- 1.4%
     60,000      Pacific Gas & Electric Company
                 (United States).............................    1,260,000

Electronics -- 1.6%
     63,000      Moog Inc., Class A+ (United States).........    1,472,625

Food and Beverage -- 2.1%
     46,000      Anheuser-Busch Companies Inc.
                 (United States).............................    1,840,000

Heavy Construction -- 1.1%
    245,000      Van Der Horst Ltd. (Singapore)..............    1,024,262

Insurance -- 2.1%
     48,000      SAFECO Corporation (United States)..........    1,893,000

Leisure Time -- 1.6%
    100,000      RockShox Inc.+ (United States)..............    1,431,250

Machinery and Tools -- 2.6%
     92,700      Elevadores Atlas SA+ (Brazil)...............      909,961
    123,700      Rofin-Sinar Technologies Inc.+ (Germany)....    1,438,012
                                                                 ---------
                                                                 2,347,973
Medical Products -- 3.1%
     71,100      Cooper Companies, Inc. (United States)......    1,226,475
     56,100      Fresenius Medical Care AG, ADR+
                 (Germany)...................................    1,577,813
                                                                 ---------
                                                                 2,804,288
Metals and Mining -- 1.0%
      7,190      SGL Carbon AG (Germany).....................      906,430

                                                                            47

The accompanying notes are an integral part of these financial statements.

--------------------------------------
       The Montgomery Funds
--------------------------------------
          Select 50 Fund
--------------------------------------

      I N V E S T M E N T S


COMMON STOCKS -- continued

      Shares                                                  Value (Note 1)
Oil -- 4.3%
     21,000      Amoco Corporation (United States)........... $  1,695,750
     25,000      Belco Oil & Gas Corporation+
                 (United States).............................      684,375
     30,600      Tatneft, Sponsored ADS**+ (Russia)..........    1,468,800
                                                                 ---------
                                                                 3,848,925
Oilfield Equipment -- 5.6%
     20,900      Falcon Drilling Company, Inc.+
                 (United States).............................      820,325
        150      Irkutskenergo, RDC+ (Russia)................    4,185,000
                                                                 ---------
                                                                 5,005,325
Pharmacy/Drugs -- 2.1%
     17,000      Bristol-Myers Squibb Company
                 (United States).............................    1,848,750
Pulp and Paper -- 3.8%
     40,000      International Paper Company
                 (United States).............................    1,615,000
     38,000      Weyerhauser Company (United States).........    1,800,250
                                                                 ---------
                                                                 3,415,250
Real Estate -- 0.6%
    150,000      Innovest Berhad+ (Malaysia).................      534,548
      6,000      Johor Land Berhad+ (Malaysia)...............       10,501
                                                                    ------
                                                                   545,049
Retail Trade -- 5.6%
     45,000      Dayton-Hudson Corporation (United States)...    1,766,250
     26,100      Gucci Group (Italy).........................    1,667,137
     33,000      Penney (J.C.) Company, Inc. (United States).    1,608,750
                                                                 ---------
                                                                 5,042,137
Software Systems -- 7.0%
    100,000      Avid Technology Inc.+ (United States).......    1,043,750
     45,000      Infinity Financial Technology, Inc.+
                 (United States).............................      765,000
     47,000      Kronos, Inc.+ (United States)...............    1,468,750
     39,520      Ordina Beheer N.V.  (Netherlands)...........    1,772,864
     45,800      Unison Software, Inc.+ (United States)......    1,213,700
                                                                 ---------
                                                                 6,264,064
Telecommunications Equipment -- 6.2%
     53,900      Ericsson (L.M.) Telephone Company,
                 Class B (Sweden)............................    1,667,788
     75,000      Ericsson (L.M.) Telephone Company,
                 Class B, ADR (Sweden).......................    2,264,062
     93,400      Octel Communications Corporation+
                 (United States).............................    1,622,826
                                                                 ---------
                                                                 5,554,676
Telephone/Networks -- 3.1%
      8,500      Telebras, ADR (Brazil)......................      650,250
 14,290,000      Telec Brasileiras-Telebras ON (Brazil)......    1,024,544
     39,200      Compania Anonima Telefonos de
                 Venezuela ADR+ (Telephone/Networks).........    1,102,500
                                                                 ---------
                                                                 2,777,294
Tobacco -- 2.2%
     60,500      UST Inc. (United States)....................    1,958,688
                                                                 ---------

TOTAL COMMON STOCKS
(Cost $66,945,262)...........................................   74,746,566
                                                                ----------

PREFERRED STOCKS -- 1.8%
(Cost $2,019,423)
  3,540,000      Industrias Villares S.A. (Brazil)...........    1,618,227
                                                                 ---------

TOTAL SECURITIES
(Cost $68,964,685)...........................................   76,364,793
                                                                ----------

Principal amount                                              Value (Note 1)
REPURCHASE AGREEMENTS -- 14.1%
$ 6,323,000      Agreement with Bear Stearns Companies Inc.,
                 Tri-Party, 7.500% dated 12/31/96, to be
                 repurchased at $6,325,635 on 01/02/97,
                 collateralized by $6,498,518 market value of
                 U.S. government securities, having various
                 maturities and various interest rates.......    6,323,000

6,323,000        Agreement with Chase Manhattan Corporation,
                 Tri-Party, 7.500% dated 12/31/96, to be
                 repurchased at $6,325,635 on 01/02/97,
                 collateralized by $6,449,644 market value of
                 U.S. government securities, having various
                 maturities and various interest rates.......    6,323,000
                                                                 ---------

TOTAL REPURCHASE AGREEMENTS
(Cost $12,646,000)...........................................   12,646,000
                                                                ----------
TOTAL INVESTMENTS -- 99.3%
(Cost $81,610,685*)..........................................   89,010,793

OTHER ASSETS AND LIABILITIES -- 0.7%
(Net)........................................................      657,926
                                                                   -------
NET ASSETS -- 100.0%......................................... $ 89,668,719
                                                              ============

 * Aggregate cost for federal tax purposes.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + Non-income-producing security.

Abbreviations:
ADR .... American Depositary Receipt
ADS .... American Depositary Share
GDR .... Global Depositary Receipt
ORD .... Ordinary
RDC .... Russian Depositary Receipt

The accompanying notes are an integral part of these financial statements

                                      --------------------------------------
                                                The Montgomery Funds
                                      --------------------------------------
                                               Asset Allocation Fund
                                      --------------------------------------

                                      P O R T F O L I O  H I G H L I G H T S
                                                    (Unaudited)

I N V E S T M E N T  R E V I E W


Q: How did the Asset Allocation Fund perform relative to its benchmarks in the six months ended 12/31/96?

A: The Asset Allocation Fund lagged the Standard & Poor's 500 Index by 7.41 percentage points and the Lehman Aggregate Bond Index by slightly more than one-half a percentage point in the second half of 1996. For the most part, the Fund didn't have exposure to the largest stocks in the market during the second half, and that was a drawback. Although the market seemed to make big gains after the November elections, the bulk of the attention went to the large caps of the Dow Jones Industrial Average. Smaller-cap stocks did well, but not as well. We find most Dow stocks expensive by almost any yardstick, so for that and other reasons, they aren't part of the portfolio.


Q: What elements of the Fund's strategy contributed positively to its performance in the second half of 1996?

A: For most of 1996, the quantitative model that we employ in determining the Fund's asset allocation favored equities. But from early July until early November, we felt it was prudent to keep the portfolio divided 50/50 between stocks and bonds, because we thought the Federal Reserve might step in to slow the economy, among other reasons. The Fund's asset mix had been 70% stocks and 30% bonds for a year prior to that. We consider a 60/40 stock/bond mix to be neutral.

In the fourth quarter, however, we decided to place a bit more emphasis on equities. That proved to be a wise move, as stocks generally staged an impressive post-election rally. Toward the end of 1996, however, we once again decided to scale back on stocks, some of which have become more expensive than we'd like.

Our choice of bonds also contributed positively to the Fund's performance in the second half of 1996; as interest rates fell slightly in the latter part of the year, the fixed-income portfolio modestly outperformed the Lehman Aggregate Bond Index.


Q: What is the Fund's strategy?

A: We consider six main factors in determining what we believe is the optimal mix of stocks, bonds and cash for the Asset Allocation Fund. These are consumer sentiment, economic activity (as measured by statistics ranging from auto and retail sales to wage growth), government policy, interest rates, market liquidity and market valuation. Then we apply a disciplined, bottom-up investment process to select individual stock and bond holdings for the portfolio.

We're adamant about staying true to our investment process, and won't depart from it simply to capitalize on short-term market or industry trends. The goal of our disciplined stock selection process is to find growth at the right price. We use proprietary, quantitative screening techniques to uncover companies with accelerating growth, then use fundamental research to determine




=============================================
           PORTFOLIO MANAGEMENT
---------------------------------------------
Roger Honour.........Senior Portfolio Manager
William Stevens......Senior Portfolio Manager
Andrew Pratt.........Portfolio Manager
Kathryn M. Peters....Portfolio Manager

=============================================
             FUND PERFORMANCE
---------------------------------------------
         Average annual total returns
        for the periods ended 12/31/96
---------------------------------------------
       Montgomery Asset Allocation Fund
Since inception (3/31/94)..............23.64%
One year...............................12.85%
---------------------------------------------
                S&P 500 Index

Since 3/31/94..........................23.37%
One year...............................22.96%
---------------------------------------------
         Lehman Aggregate Bond Index

Index Since 3/31/94.....................7.73%
One year................................3.63%
---------------------------------------------

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



Growth of a $10,000 Investment

[LINE CHART APPEARS HERE]

xxxx Montgomery Asset Allocation Fund
==== S&P 500 Index/(1)/
---- Lehman Aggregate
     Bond Index/(2)/
 .... Lipper Flexible Portfolio
     Funds Average/(3)/


/1/ The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC market.

/2/ The Lehman Aggregate Bond Index includes Treasury, agency and corporate bond issues and mortgage-backed securities.

/3/ The Lipper Flexible Portfolio Funds Average universe consists of 185 funds.

-----------------------------------------
          The Montgomery Funds
-----------------------------------------
         Asset Allocation Fund
-----------------------------------------

 P O R T F O L I O  H I G H L I G H T S


=========================================
           TOP TEN HOLDINGS
-----------------------------------------
  (as a percentage of total net assets)
FNMA, 7.000% due TBA................6.2%
U.S. Treasury Notes,
   6.625% due 06/30/01..............4.6%
U.S. Treasury Notes,
   5.625% due 11/30/98..............4.1%
U.S. Treasury Bonds,
   8.875% due 02/15/19..............3.8%
GNMA, Pool #320843,
   8.000% due 05/15/22..............3.2%
U.S. Treasury Bonds,
   6.250% due 08/15/23..............2.8%
Ericsson (L.M.) Telephone Company,
   Class B, ADR.....................2.7%
Masco Corporation...................2.4%
Dayton-Hudson Corporation...........2.2%
U.S. Treasury Bonds,
   6.125% due 12/31/01..............2.1%

=========================================
               ASSET MIX
-----------------------------------------
 (as a percentage of total investments,
    which excludes other liabilities)
Stocks..............................46.2%
Bonds...............................53.8%


whether that growth is sustainable. In essence, these two steps help us find good companies. Then, rigorous valuation analysis helps us determine which of those companies are good investments. Shareholders in this Fund can count on us to adhere to that process and not to be swayed by short-term trends.


Q: How are you positioning the Fund for the year ahead?

A: At the beginning of 1997, the Fund had a slight underexposure to equities; we review this position monthly, however, so it's subject to change.

That said, we've been intrigued lately by the prospects for some cycle-sensitive equities, such as paper and forest products companies. We believe that the global supply-and-demand picture is beginning to tilt in their favor. At the moment, though, investors are shying away from cyclicals like these because they think the U.S. economy is in the later stages of its expansion. That's driven their share prices down, opening up what we think is a great opportunity to step in. Not only do we think the U.S. economy will continue to grow, but we believe growth may pick up worldwide--which should work in favor of the paper and forest products companies we've been buying.

On the fixed-income side, we have added to the Fund's corporate exposure while reducing its Treasury holdings. Although the debt markets were volatile at the end of 1996, we foresee a relatively benign environment for bonds in 1997. A good approach, we think, is to try to find extra yield without taking on too much risk, and right now we're finding bonds that we think have those qualities in the mortgage-backed and corporate bond arenas.


Q: Why should an investor consider the Asset Allocation Fund right now?

A: For investors who want exposure to both stocks and bonds, the Asset Allocation Fund provides "one-stop shopping" for portfolio diversification. The Fund may also appeal to investors who have neither the time nor the inclination to follow all the factors that can determine the performance of different asset classes. We review our proprietary market valuation model monthly to determine what we believe is the optimum mixture of stocks and bonds. It's worth reiterating, however, that we always maintain at least some exposure to both stocks and bonds, with the goal being to provide growth and stability. Stock market exposure provides the potential for capital growth, while bonds provide current income and a degree of stability.

                                                           ---------------------
                                                           The Montgomery Funds
                                                           ---------------------
                                                           Asset Allocation Fund
                                                           ---------------------

                                                           I N V E S T M E N T S



P O R T F O L I O   I N V E S T M E N T S

December 31, 1996 (unaudited)

COMMON STOCKS -- 50.2%

      Shares                                                  Value (Note 1)
Airlines -- 0.8%
     25,700      Federal Express Corporation+.................$  1,143,650


Apparel and Textiles -- 0.2%
      3,700      VF Corporation...............................     249,750


Auto/Auto Parts -- 0.7%
     17,500      General Motors Corporation...................     975,625


Banks/Savings and Loan -- 3.5%
     11,900      BankAmerica Corporation......................   1,187,025
      9,500      Citicorp.....................................     978,500
     45,000      Golden West Financial Corporation............   2,840,625
                                                                 ---------
                                                                 5,006,150

Building Materials -- 3.1%
     48,000      Champion Enterprises, Inc.+..................     936,000
     96,000      Masco Corporation............................   3,456,000
                                                                 ---------
                                                                 4,392,000

Business Services -- 2.6%
     82,000      AccuStaff Inc.+..............................   1,732,250
      8,400      Computer Sciences Corporation+...............     689,850
     21,700      Netscape Communications Corporation+.........   1,234,188
                                                                 ---------
                                                                 3,656,288

Conglomerates -- 0.6%
     16,500      Tyco International Ltd.......................     872,438


Consumer Services -- 1.6%
     81,250      Sabre Group Holdings Inc.+...................   2,264,845


Diversified Financial Services -- 0.7%
     23,000      Norwest Corporation..........................   1,000,500


Electronics -- 0.8%
     14,850      Raychem Corporation..........................   1,189,856


Food and Beverage -- 1.2%
     51,500      Fleming Companies, Inc.......................     888,375
      4,900      Unilever N.V., ADR...........................     858,725
                                                                 ---------
                                                                 1,747,100

Health Care -- 0.4%
      9,300      Oxford Health Plans, Inc.+...................     544,631


Insurance -- 1.1%
     40,000      Life RE Corporation..........................   1,545,000


Leisure Time -- 0.8%
     35,000      G-TECH Holdings Corporation+.................   1,120,000


Lodging -- 1.5%
     12,600      HFS, Inc.+...................................     752,850
     49,800      Interstate Hotels Company+...................   1,406,850
                                                                 ---------
                                                                 2,159,700

Machinery and Tools -- 2.8%
     61,000      Manitowoc Company............................   2,470,500
     60,800      Measurex Corporation.........................   1,459,200
                                                                 ---------
                                                                 3,929,700

Newspapers/Publishing -- 0.6%
     46,300      World Color Press Inc.+......................     891,275


Oil -- 2.1%
     19,900      Amerada Hess Corporation.....................   1,151,713
     28,000      Belco Oil & Gas Corporation+.................     766,500
     36,800      Union Pacific Resources Group, Inc...........   1,076,400
                                                                 ---------
                                                                 2,994,613

Oilfield Equipment -- 2.3%
     17,900      Schlumberger Ltd.............................   1,787,762
     33,600      Tidewater Inc................................   1,520,400
                                                                 ---------
                                                                 3,308,162

Pipelines -- 0.6%
     19,200      Enron Corporation............................     828,000


Pulp and Paper -- 2.6%
     40,700      Boise Cascade Corporation....................   1,292,225
     59,000      International Paper Company..................   2,382,125
                                                                 ---------
                                                                 3,674,350

Railroad -- 1.9%
     72,900      Canadian National Railway Company............   2,770,200


Real Estate -- 0.6%
     16,900      Starwood Lodging Trust.......................     931,612


Retail Trade -- 5.9%
     80,400      Dayton-Hudson Corporation....................   3,155,700
     12,000      Gucci Group..................................     766,500
     67,300      Nordstrom, Inc...............................   2,384,944
     23,000      Saks Holdings Inc.+..........................     621,000
     35,000      Staples, Inc.+...............................     632,187
     19,000      TJX Companies, Inc...........................     900,125
                                                                 ---------
                                                                 8,460,456

Semiconductors -- 1.2%
     27,500      Analog Devices Inc.+.........................     931,562
     12,400      Texas Instruments, Inc.......................     790,500
                                                                 ---------
                                                                 1,722,062

Software Systems -- 2.3%
     45,000      Macromedia Inc.+.............................     815,625
    147,400      Sybase Inc.+.................................   2,459,738
                                                                 ---------
                                                                 3,275,363

The accompanying notes are an integral part of these financial statements

---------------------
The Montgomery Funds
---------------------
Asset Allocation Fund
---------------------

I N V E S T M E N T S


COMMON   STOCKS -- continued
      Shares                                                  Value (Note 1)
Technology -- Miscellaneous -- 1.2%
    160,400      Avid Technology Inc.+........................$  1,674,175


Telecommunications Equipment -- 5.6%
    127,000      Ericsson (L.M.) Telephone Company,
                 Class B, ADR.................................   3,833,813
     16,400      General Instruments Corporation, New+........     354,650
    160,000      Octel Communications Corporation+............   2,780,000
     37,600      PictureTel Corporation+......................     972,900
                                                                   -------
                                                                 7,941,363

Trucking -- 0.9%
     53,000      Swift Transportation Company Inc.+...........   1,235,562
                                                                 ---------

TOTAL COMMON STOCKS
(Cost $60,485,598)............................................  71,504,426
                                                                ----------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.8%
Principal amount
$   117,711      Residential Funding Mortgage, Series 1995-S7,
                 8.250% due 05/25/10..........................     117,711
  1,000,000      Vendee Mortgage Trust, Series 1994-1 (LIQ),
                 6.500% due 12/15/06..........................     973,125
                                                                   -------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,090,706).............................................   1,090,836
                                                                 ---------


CORPORATE BONDS -- 8.6%
  1,000,000      Associates Corporation N.A., Senior Notes,
                 6.000% due 03/15/00..........................     987,500
  1,000,000      Chrysler Financial Corporation, Notes,
                 7.250% due 03/18/97..........................   1,003,200
  2,430,483      Fleetwood Credit Corporation Grantor Trust,
                 Series 1990-A, 9.000% due 07/15/97...........   2,459,630
  1,015,000      Ford Motor Company, Notes,
                 9.000% due 09/15/01..........................   1,106,350
    500,000      General Electric Capital Corporation, Notes,
                 6.125% due 04/15/97..........................     500,825
  1,000,000      Hunt (J.B.) Transport Services, Inc., Notes,
                 6.250% due 09/01/03..........................     965,000
    900,000      Kimco Realty, Notes,
                 7.910% due 04/26/05..........................     941,625
    110,000      Occidental Petroleum Corporation, MTN,
                 9.750% due 06/15/01..........................     122,650
                 Price Real Estate Investment Trust Inc.,
                 Senior Notes:
    250,000      7.250% due 11/01/00..........................     251,875
  1,000,000      7.500% due 11/05/06..........................     997,500
  1,000,000      Security Capital Pacific Trust, Notes,
                 7.550% due 08/01/08..........................   1,021,250
    500,000      Smith Barney Holdings, MTN,
                 5.625% due 11/15/98..........................     495,000
                 Union Acceptance Corporation:
 12,699,705      Series 1995-D, 3.000% due 02/07/99...........     345,076
 31,046,162      Series 1995-C, 3.000% due 10/02/02...........     677,551
    122,000      U.S. West Communications Corporation,
                 FRN, 5.500% due 03/15/99**...................     119,979
    200,000      Wal-Mart Stores Inc., Notes,
                 5.500% due 09/15/97..........................     199,740
                                                                   -------


TOTAL CORPORATE BONDS
(Cost $12,134,846)............................................  12,194,751
                                                                ----------


FEDERAL HOME LOAN BANK (FHLB) -- 1.8%
    500,000      5.276% (FLTR) due 08/04/97**.................     498,047
  1,000,000      4.415% (FLTR) due 08/24/98**.................     973,750
    650,000      4.940% (FLTR) due 03/22/00**.................     622,121
    500,000      4.960% (FLTR) due 03/23/00**.................     475,508
                                                                   -------

TOTAL FEDERAL HOME LOAN BANK
(Cost $2,572,147).............................................   2,569,426
                                                                 ---------


FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 7.7%
     37,751      Pool #200043, 9.000% due 07/01/01............      39,131
  1,332,507      Pool #380057, 9.000% due 09/01/04............   1,380,187
     22,242      Pool #E00261, 5.500% due 12/01/08............      20,960
    655,982      Pool #181330, 9.000% due 12/01/09............     690,421
     30,023      Pool #E00427, 5.500% due 03/01/11............      28,292
     53,343      Pool #E63564, 5.500% due 04/01/11............      50,267
     33,082      Pool #E63611, 5.500% due 04/01/11............      31,174
     54,388      Pool #E63672, 5.500% due 04/01/11............      51,252
     64,065      Pool #E63850, 5.500% due 04/01/11............      60,372
    220,577      Pool #E20247, 5.500% due 05/01/11............     207,860
     52,628      Pool #E63954, 5.500% due 05/01/11............      49,594
     52,679      Pool #E64062, 5.500% due 05/01/11............      49,642
    925,538      Pool #E64096, 5.500% due 05/01/11............     872,175
    896,175      Pool #E64157, 5.500% due 05/01/11............     844,505
  1,698,905      Pool #E64350, 5.500% due 05/01/11............   1,600,953
  1,724,413      Pool #E64361, 5.500% due 06/01/11............   1,624,990
     58,607      Pool #E20255, 5.500% due 06/01/11............      55,228
                 FHLMC, REMIC:
     95,512      1994-13PB (PAC), 5.250% due 09/25/00.........      95,512
     22,182      1661PB (PAC), 5.250% due 10/15/00............      22,182
     51,471      1993-220PB (PAC), 4.350% due 06/25/03........      51,471
    259,625      G93-11 (PAC), 6.000% due 10/25/03............     258,773
    227,613      1991-146FB (PAC), 5.285% due 10/25/06........     226,297
  1,000,000      1657C (PAC), 5.500% due 11/15/11.............     990,000
  1,000,000      1991-74L (PAC), 8.500% due 08/25/21..........   1,051,406
    462,411      1502PX (PAC), 7.000% due 04/15/23............     397,168
    171,000      1993-143D (PAC), 5.000% due 08/25/23.........     168,435


TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(Cost $10,148,466)............................................  10,918,247
                                                                ----------

The accompanying notes are an integral part of these financial statements

                                                           ---------------------
                                                           The Montgomery Funds
                                                           ---------------------
                                                           Asset Allocation Fund
                                                           ---------------------

                                                           I N V E S T M E N T S



FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 7.9%
Principal amount                                              Value (Note 1)
$ 9,000,000      7.000% due TBA...............................$  8,808,750
  1,000,000      5.332% due 10/01/97..........................     992,500
    500,000      5.000% due 04/21/00..........................     479,375
                 FNMA, REMIC:
  1,000,000      1584D (PAC), 5.500% due 12/15/12.............     993,125
                                                                   -------

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
(Cost $11,044,708)............................................  11,273,750
                                                                ----------


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 3.2%
(Cost $4,528,176)
  4,490,347      Pool #320843, 8.000% due 05/15/22............   4,615,936
                                                                 ---------

STUDENT LOAN MARKETING ASSOCIATION (SLMA) -- 0.9%
  1,000,000      4.370% due 11/06/97**........................     988,896
    300,000      4.755% due 02/24/99**........................     291,750
                                                                   -------

TOTAL STUDENT LOAN MARKET ASSOCIATION
(Cost $1,277,314)                                                1,280,646
                                                                 ---------


U.S. TREASURY BONDS -- 8.8%
  3,000,000      U.S. Treasury Bonds, 6.125% due 12/31/01.....   2,988,750
  4,400,000      U.S. Treasury Bonds, 8.875% due 02/15/19.....   5,462,184
  4,300,000      U.S. Treasury Bonds, 6.250% due 08/15/23.....   4,031,250
                                                                 ---------

TOTAL U.S. TREASURY BONDS
(Cost $12,390,496)............................................  12,482,184
                                                                ----------


U.S. TREASURY NOTES -- 9.8%
  5,900,000      U.S. Treasury Notes, 5.625% due 11/30/98.....   5,873,267
  1,500,000      U.S. Treasury Notes, 6.875% due 07/31/99.....   1,530,938
  6,500,000      U.S. Treasury Notes, 6.625% due 06/30/01.....   6,605,625
                                                                 ---------

TOTAL U.S. TREASURY NOTES
(Cost $14,008,277)............................................  14,009,830
                                                                ----------


COMMERCIAL PAPER -- 0.7%
(Cost $1,000,000)
  1,000,000      Simon Debartolo Loan Participation,
                 6.300% due 01/17/97..........................   1,000,000
                                                                 ---------

TOTAL SECURITIES
(Cost $130,680,734)........................................... 142,940,032
                                                               -----------


REPURCHASE AGREEMENTS -- 8.2%
  5,849,500      Agreement with Bear Stearns Companies, Inc.,
                 Tri-Party, 7.500% dated 12/31/96, to be
                 repurchased at $5,851,937 on 01/02/97,
                 collateralized by $6,011,874 market value of
                 U.S. government securities, having various
                 maturities and various interest rates........   5,849,500

  5,849,500      Agreement with Chase Manhattan Corporation,
                 Tri-Party, 7.500% dated 12/31/96, to be
                 repurchased at $5,851,937 on 01/02/97,
                 collateralized by $5,966,660 market value of
                 U.S. government securities, having various
                 maturities and various interest rates........   5,849,500
                                                                 ---------

TOTAL REPURCHASE AGREEMENTS
(Cost $11,699,000)............................................  11,699,000
                                                                ----------


TOTAL INVESTMENTS -- 108.6%
(Cost $142,379,734*).......................................... 154,639,032

OTHER ASSETS AND LIABILITIES -- (8.6%)
(Net)......................................................... (12,298,146)
                                                               -----------

NET ASSETS -- 100.0%..........................................$142,340,886
                                                              ============

 * Aggregate cost for federal tax purposes.
** Floating-rate note reflects the rate in effect at December 31, 1996.
 + Non-income-producing security.


Abbreviations:
ADR .....American Depositary Receipt
FLTR ....Floating-Rate Securities: bonds with coupon rates that adjust in proportion to an index.
FRN .....Floating-Rate Notes: bonds with coupon rates that adjust periodically at a spread to an index.
LIQ .....Bonds with a shorter, guaranteed final maturity.
MTN .....Medium-Term Note
PAC .....Planned Amortization Class: bonds that are protected in part from variations in prepayments, generally resulting in greater stability.
SEQ .....Sequential: bonds that receive amortization from the deal in sequential order. Their actual principal paydowns are dependent on how quickly the underlying mortgages prepay. Overall, the sequential bonds have similar risks to mortgage- backed pass-throughs.
REMIC ...Real Estate Mortgage Investment Conduit
TBA .....To-Be-Announced Security

The accompanying notes are an integral part of these financial statements

--------------------
The Montgomery Funds
--------------------
  Short Government
     Bond Fund
--------------------

Portfolio Highlights
    (Unaudited)



--------------------------------------------
          PORTFOLIO MANAGEMENT
--------------------------------------------

William Stevens.....Senior Portfolio Manager

Peter Wilson........Portfolio Manager



--------------------------------------------
             FUND PERFORMANCE
--------------------------------------------

      Average annual total returns
     for the periods ended 12/31/96

--------------------------------------------
                Montgomery
       Short Government Bond Fund

Since inception (12/18/92).............6.46%

One year...............................5.14%

--------------------------------------------
          Lehman Government Bond
              1-3 Year Index

Since 12/31/92.........................5.39%

One year...............................5.08%

--------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


Growth of a $10,000 Investment

[LINE GRAPH APPEARS HERE]

/1/ The Lehman Brothers Government Bond 1-3 Year Index is composed of all U.S.
    government issues with maturities of one to three years.

/2/ The Lipper Short U.S. Government Funds Average universe consists of 57 funds.


I N V E S T M E N T  R E V I E W


Q: How did the Short Government Bond Fund perform relative to its benchmark in the six months ended 12/31/96?

A: The Fund outperformed the Lehman Brothers Government Bond 1-3 Year Index by a small margin during the period, with a total return of 3.82%. Slow but steady gains like this are what we strive to deliver, because we believe that consistency will ultimately best serve our shareholders.

We're pleased that the Fund has made strides toward meeting that goal throughout its four years of existence. It ranks first out of 29 funds in the Lipper Short U.S. Government Bond Fund category for its performance since inception. It ranked tenth out of 57 funds in that group for the one-year period ended December 31, 1996.


Q: What, if any, significant changes did you make to the portfolio during this time?

A: We significantly reduced the Fund's position in Collateralized Mortgage Obligations (CMOs), which in the past sometimes played a fairly big role in the portfolio. We replaced some of the CMOs with mortgage pass-throughs, which look more attractive to us, as well as some agency securities.


Q: How are you positioning the Fund for the year ahead?

A: We continue to think that the current interest rate environment will remain benign, with rates staying in a narrow range. In fact, we think there's a greater chance of interest rates going down rather than up. In a relatively stable rate environment like the one we expect, it makes sense to focus on those areas where we think we can gather extra yield without too much risk. And that's what we plan to continue doing.


Q: Why should an investor consider the Short Government Bond Fund right now?

A: The current interest rate environment--with its combination of slow and steady economic growth, low inflation and low interest rates--is fairly positive for fixed-income investments. We don't see that changing dramatically in the near future. Over the longer term, adding a fixed-income component to a portfolio of equities may help stabilize it.

There are other good reasons to consider a fund that has duration parameters like this one's. A recent article in the Journal of Fixed Income, for instance, suggests that an investor is rewarded by moving out on the yield curve to a duration of about two years, but that beyond that the rewards are not significant. By charter, we strive to keep the Short Government Bond Fund's average effective duration comparable to or less than a three-year U.S. Treasury note's, and target two years.


Q: Who should consider the Fund?

A. Anyone in a money market fund and anyone rebalancing a portfolio after two strong years of equity market returns.

                                                           ---------------------
                                                            The Montgomery Funds
                                                           ---------------------
                                                              Short Government
                                                                  Bond Fund
                                                           ---------------------

                                                           I N V E S T M E N T S










-------------------------------------  ======================================
  Please note: The Montgomery Short        T O P  T E N   H O L D I N G S
  Government Bond Fund has been        --------------------------------------
  renamed Montgomery Short Duration    (as a percentage of total net assets)
  Government Bond Fund, effective
  February 14, 1997.                   U.S. Treasury Note,
-------------------------------------     5.625% due 11/30/98............15.2%

                                       FHLMC, Pool #A01658
                                          9.500% due 02/01/17............11.4%

                                       FHLMC, 5.500% Pass-through Pools
                                          due 04/01/11-06/01/11...........9.4%

                                       FHLB, 5.100% (FLTR)
                                         due 04/05/00.....................7.3%

                                       FHLMC, 9.000% Pass-throughs
                                          due 06/01/01-05/01/20...........5.3%

                                       FNMA, 7.000% due TBA...............5.0%

                                       U.S. Treasury Note,
                                          6.875% due 07/31/99.............3.9%

                                       FHLMC, 1991-8E (PAC)
                                          7.500% due 06/25/17.............3.7%

                                       FHLMC, Pool #B00417
                                          8.000% due 08/01/04.............3.1%

                                       FHLMC, 1590CA (PAC)
                                          4.500% due 08/15/10.............3.0%


                                       --------------------------------------
                                                  A S S E T  M I X
                                       --------------------------------------
                                       (as a percentage of total investments)

                                       Mortgage Pass-throughs..............35%

                                       Collateralized Mortgage Obligations.23%

                                       Treasuries..........................23%

                                       Agencies............................14%

                                       Repurchase Agreements................4%

                                       Asset-Backed Securities..............1%






P O R T F O L I O   I N V E S T M E N T S

December 31, 1996 (unaudited)


FEDERAL HOME LOAN BANK (FHLB) -- 12.4%
Principal amount                                              Value (Note 1)
                 Agencies:
$ 1,050,000      4.110% (FLTR) due 08/20/97...................$  1,039,527
    500,000      4.590% (FLTR) due 02/25/98...................     492,344
    500,000      5.045% (FLTR) due 03/24/99...................     489,219
  3,000,000      5.100% (FLTR) due 04/05/00...................   2,885,391
                                                                 ---------

TOTAL FEDERAL HOME LOAN BANK
(Cost $4,899,018)                                                4,906,481
                                                                 ---------


FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 54.6%
                 CMOs:
     16,299      G92-31J (AD) 8.000% due 01/25/97.............      16,299
     67,362      1992-123E (AD) 7.500% due 02/25/97...........      67,141
     31,050      G92-24G (AD) 6.500% due 04/25/97.............      30,953
    267,603      1292ZA (LIQ) 5.750% due 06/15/97.............     267,059
    108,186      1992-184D (AD) 7.000% due 06/25/97...........     108,017
    924,032      1557FB (LIQ) 6.238% due 08/15/98.............     927,497
     33,827      1994-13PB (PAC) 5.250% due 09/25/00..........      33,827
    202,034      1506C (PAC) 5.000% due 10/15/01..............     201,340
  1,174,606      1647PJ (PAC) 5.250% due 02/15/03.............   1,168,917
    259,625      G93-11 (PAC) 6.000% due 10/25/03.............     258,773
    650,000      1993-99D (AD) 6.700% due 03/25/04............     645,531
  1,170,000      1623PC (PAC) 5.000% due 11/15/07.............   1,164,698
    390,478      24A (PAC) 4.650% due 02/25/08................     387,733
    280,311      1737B (PAC) 6.000% due 03/15/08..............     279,742
  1,177,286      1590CA (PAC) 4.500% due 08/15/10.............   1,170,480
    151,003      5C (PAC) 5.750% due 10/25/10.................     150,414
     66,573      G93-14C (PAC) 4.500% due 05/25/11............      66,303
     54,626      1491C (PAC) 4.000% due 08/15/11..............      54,421
    950,000      1584D (PAC) 5.500% due 12/12/12..............     943,469
  1,456,255      1991-8E (PAC) 7.500% due 06/25/17............   1,457,620
    286,006      1992-45C (SEQ) 8.000% due 02/25/18...........     285,426
     74,951      1988-29B (TAC) 9.500% due 12/25/18...........      80,010

The accompanying notes are an integral part of these financial statements.

---------------------
The Montgomery Funds
---------------------
  Short Government
     Bond Fund
---------------------

I N V E S T M E N T S



FEDERAL HOME LOAN MORTGAGE CORPORATION -- continued
Principal amount                                              Value (Note 1)
                 Pass-throughs:
$ 3,934,051      5.500% Pass-through Pools due
                 04/01/11-06/01/11............................$  3,707,229
     85,277      Pool #M12831 7.000% due 02/01/97.............      85,170
  1,172,991      Pool #B00417 8.000% due 08/01/04.............   1,208,364
  2,032,438      9.000% Pass-throughs due
                 06/01/01-05/01/20............................   2,108,064
  4,167,167      Pool #A01658 9.500% due 02/01/17.............   4,492,075
    130,283      Pool #308601 9.500% due 10/01/18.............     140,665
                 Tiered Payment:
     24,599      Pool #730223 9.50% due 01/01/06..............      25,544
      7,631      Pool #730288 8.50% due 07/01/06..............       7,838
                                                                     -----

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(Cost $21,430,564)............................................  21,540,619
                                                                ----------


FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 6.9%
                 Pass-throughs:
  2,000,000      7.000% due TBA...............................   1,957,500
                 Agencies:
    250,000      8.907% (FLTR) due 05/07/97...................     253,398
    500,000      4.590% (FLTR) due 02/25/98...................     492,500
                                                                   -------

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
(Cost $2,764,689).............................................   2,703,398
                                                                 ---------


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 2.9%
                 Pass-throughs:
     81,520      9.500% Pass-through Pools due
                 09/15/16-04/15/20............................      88,144
     45,603      10.250% Pass-through Pools due 04/15/98......      46,550
    948,051      8.000% Pass-through Pools due 06/15/22.......     974,567
                 GNMA II:
     19,319      10.500% Pass-through Pools due 01/20/19......      21,082
                                                                    ------

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(Cost $1,103,274).............................................   1,130,343
                                                                 ---------


UNION ACCEPTANCE CORPORATION (UAC) -- 0.9%
                 Asset-Backed Securities:
  3,688,962      95-DI (ABS) 3.000% due 02/07/99..............     100,236
 11,564,689      95-CI (PAC) (ABS) 3.000% due 10/10/02........     252,388
                                                                   -------

TOTAL UNION ACCEPTANCE CORPORATION
(Cost $349,197)...............................................     352,624
                                                                   -------

U.S. TREASURY NOTES -- 24.2%
  6,000,000      U.S. Treasury Note, 5.625% due 11/30/98......   5,972,814
  1,500,000      U.S. Treasury Note, 6.875% due 07/31/99......   1,530,935
  1,000,000      U.S. Treasury Note, 6.625% due 06/30/01......   1,016,250
  1,000,000      U.S. Treasury Note, 6.500% due 10/15/06......   1,009,531
                                                                 ---------

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $9,532,230).............................................   9,529,530
                                                                 ---------

TOTAL SECURITIES
(Cost $40,078,972)............................................  40,162,995
                                                                ----------

REPURCHASE AGREEMENTS -- 4.0%
    783,000      Agreement with Bear Stearns Companies Inc.,
                 Tri-Party, 7.500% dated 12/31/96, to be
                 repurchased at $783,326 on 01/02/97,
                 collateralized by $804,735 market value of
                 U.S. government securities, having various
                 maturities and various interest rates........     783,000

    783,000      Agreement with Chase Manhattan Corporation,
                 Tri-Party, 7.500% dated 12/31/96, to be
                 repurchased at $783,326 on 01/02/97,
                 collateralized by $798,683 market value of
                 U.S. government securities, having various
                 maturities and various interest rates........     783,000
                                                                   -------

TOTAL REPURCHASE AGREEMENTS
(Cost $1,566,000)                                                1,566,000
                                                                 ---------

TOTAL INVESTMENTS -- 105.9%
(Cost $41,644,972*)...........................................  41,728,995

OTHER ASSETS AND LIABILITIES -- (5.9%)
(Net).........................................................  (2,320,509)
                                                                ----------

NET ASSETS -- 100.0%.......................................... $39,408,486
                                                               ===========

*Aggregate cost for federal tax purposes.


Abbreviations:
ABS .....Asset-Backed securities
AD ......Accretion Directed: These bonds receive, as principal, the negative amortization from the accrual tranche(s) in a deal. These securities often have guaranteed final maturities.
CMO .....Collateralized Mortgage Obligation
FLTR ....Floating-Rate Securities: bonds with coupon rates that adjust in proportion to an index.
LIQ .....Bonds with a shorter, guaranteed final maturity.
PAC .....Planned Amortization Class: bonds that are protected in part from variations in prepayments, generally resulting in greater stability.
SEQ .....Sequential: bonds that receive amortization from the deal in sequential order. Their actual principal paydowns are dependent on how quickly the underlying mortgages prepay and overall have similar risks to mortgage-backed pass-throughs.
TAC .....Targeted Amortization Class: bonds that are protected from pre-payments. These bonds are usually less stable than PACs, however.
TBA .....To-Be-Announced Security

The accompanying notes are an integral part of these financial statements.

                                                          ----------------------
                                                           The Montgomery Funds
                                                          ----------------------
                                                            California Tax-Free
                                                          Intermediate Bond Fund
                                                          ----------------------

                                                           Portfolio Highlights
                                                                (Unaudited)


INVESTMENT REVIEW


Q: How did the Montgomery California Tax-Free Intermediate Bond Fund perform relative to its benchmark in the six months ended 12/31/96?

A: The Fund outperformed the Merrill Lynch California Municipal Bond Index by
1.35 percentage points during the period. The municipal bond market in California, as elsewhere, was fairly healthy in the second half of 1996. Among the positive factors was the return of investors who had been spooked by talk of a flat tax. That proposal has since faded into the background, and investors' interest in municipal bonds has picked up again.


Q: How did the Fund's positioning change over this period?

A: We made only minor changes to the portfolio. We extended the portfolio's duration early in the fourth quarter by buying discounts, but by the end of the period we had shortened it back to its usual range of around 5.75 years.


Q: How have you positioned the Fund for the year ahead?

A: We are being careful when it comes to credit selection. California now seems to be in much better shape economically than it was a few years ago, but we're continuing to keep a close eye on ballot measures, such as California Proposition 218, that may have an impact on the state's municipal bond market. One of the chief provisions of Proposition 218 is that any proposed increases in local taxes, fees and assessments must first be approved by voters. That could put the revenue streams backing some municipal bonds in jeopardy, so we are underweighted in cities and counties that could be most affected.

We are also keeping the portfolio fully invested, because we don't think interest rates are in danger of rising significantly. In fact, we think there's a greater chance of interest rates going down rather than up, and we are expecting demand for municipal bonds to outstrip supply in the coming months.


Q: Why should an investor consider the California Tax-Free Intermediate Bond Fund right now?

A: There are several good reasons, with the tax advantage that municipal bonds offer being the perennial draw, of course. Right now, demand for California municipal bonds is also heavier than supply, an imbalance that works to the advantage of funds like ours that already own a portfolio of bonds.

The recently announced findings of the Boskin Commission suggest another good reason to consider fixed-income funds, whether taxable or tax-exempt, right now. The commission spent two years studying the methodology used to calculate the Consumer Price Index, and concluded that the CPI overstates inflation by at least 1.1 percentage points annually. If the commission's conclusion is right--and we are convinced that it is--then real bond yields are quite attractive.



===========================================
          PORTFOLIO MANAGEMENT
-------------------------------------------

William Stevens....Senior Portfolio Manager

Peter Wilson.......Portfolio Manager

===========================================
            FUND PERFORMANCE
-------------------------------------------
       Average annual total returns
      for the periods ended 12/31/96

-------------------------------------------
      Montgomery California Tax-Free
        Intermediate Bond Fund

Since inception (7/1/93)............5.15%

One year............................4.51%

-------------------------------------------
              Merrill Lynch
      California Municipal Bond Index

Since 6/30/93.......................3.79%

One year............................4.20%

-------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


Growth of a $10,000 Investment

[LINE GRAPH APPEARS HERE]


/1/ Comprising Merrill Lynch California 0 to 7 years from June 1993 to June 1996 and Merrill Lynch California Intermediate from July 1995 to September 1993.

/2/ Lipper's California Municipal Debt Funds Average universe consists of 28 funds.

----------------------
The Montgomery Funds
----------------------
 California Tax-Free
Intermediate Bond Fund
----------------------

I N V E S T M E N T S


==============================
T O P   T E N  H O L D I N G S
------------------------------
  (as a percentage of total
         net assets)

Sacramento, California, Municipal
Utilities, Electric Revenue Refunding,
Series A, (MBIA Insured),
6.250% due 08/15/10...................3.7%

Castaic Lake, California, Water Agency,
Certificates of Participation, Refunding,
Water System Improvement Project,
Series A, (MBIA Insured),
7.250% due 08/01/08...................3.2%

San Francisco, California, City
and County, International Airport
Revenue, AMT, Second Series,
8.000% due 05/01/09...................3.2%

Chino Basin, California, Regional
Financing Authority Revenue,
(Municipal Water and District Sewer
Systems Project), (AMBAC Insured)
7.000% due 08/01/06...................3.1%

Santa Rosa, California, High School
District, (FGIC Insured),
7.000% due 05/01/01...................2.9%

California State, Public Works Board,
Facilities Lease Revenue, Various
Community College Projects, Series A,
6.000% due 03/01/05...................2.9%

Kern, California, High School
District, Refunding, Series A, (MBIA
Insured), 6.000% due 08/01/03.........2.6%

Metropolian Water District,
Southern California, Waterworks
Revenue, Refunding, Series B,
(MBIA Insured),
4.750% due 07/01/09...................2.6%

Saddleback Valley, California,
Unified School District, Public Financing
Authority, Special Tax Revenue Bonds,
(FSA Insured), 5.250% due 09/01/07....2.4%

Rancho, California, Water District
Financing Authority, Revenue Refunding,
(FGIC Insured), 6.500% due 11/01/05...2.4%



==============================
I N V E S T M E N T  G R A D E
------------------------------
   (as a percetage of total
        net assets)

Aaa........................72.0%

Aa.........................19.0%

A...........................7.0%

BBB.........................2.0%


P O R T F O L I O  I N V E S T M E N T S

December 31, 1996 (unaudited)

MUNICIPAL BONDS AND NOTES -- 89.9%


Principal amount                                              Value (Note 1)
                 California -- 89.9%
                 Alameda, California, School District:
$    55,000      6.900% due 07/01/97..........................$     55,871
    315,000      6.900% due 07/01/99..........................     335,081
    200,000      Bakersfield, California, Hospital,
                 7.375% due 01/01/14..........................     216,250
    250,000      California Educational Authority Revenue,
                 University of San Francisco, (MBIA Insured),
                 6.000% due 10/01/08..........................     271,875
    350,000      California Health Facilities Financing
                 Authority, Revenue Refunding, Kaiser
                 Permanente, Series A, 6.250% due 03/01/21....     367,062
    205,000      California Housing Finance Agency, Housing
                 Revenue, Series C, (MBIA Insured),
                 6.150% due 08/01/14..........................     205,000
                 California State:
     40,000      6.800% due 03/01/99..........................      42,150
    260,000      6.200% due 11/01/02..........................     282,425
    100,000      6.750% due 04/01/04..........................     112,500
    145,000      7.000% due 08/01/09..........................     170,375
    250,000      (FGIC Insured), 7.000% due 04/01/06..........     289,375
                 Public Works Board, Facilities Lease Revenue:
    100,000      San Jose Facilities, Series A,
                 7.750% due 08/01/06..........................     117,750
    495,000      Various Community College Projects,
                 Series A, 6.000% due 03/01/05................     534,600
                 Public Works Board, Lease Revenue:
    265,000      Department of Corrections, Series A,
                 (AMBAC Insured), 6.000% due 01/01/06.........     286,862
    300,000      Secretary of State, Series A, (AMBAC Insured),
                 6.200% due 12/01/05..........................     330,000
     75,000      University Revenue, (AMBAC Insured),
                 6.250% due 11/01/00..........................      80,250
    365,000      University Trust Certificates,
                 6.450% due 06/01/02..........................     400,587
                 Veterans Bond:
     25,000      Series AG, 8.100% due 10/01/98...............      26,687
     70,000      Series AL, 9.600% due 04/01/01...............      83,912
    100,000      Series AT, (FGIC Insured),
                 9.500%due 02/01/10...........................     139,750
    250,000      California Statewide Communities,
                 Development Authority Revenue, Certificates
                 of Participation, (St. Joseph Health System
                 Group), 6.500% due 07/01/04..................     276,250
    100,000      Carpinteria, California, (FGIC Insured),
                 7.500% due 07/01/00..........................     110,375
    500,000      Castaic Lake, California, Water Agency,
                 Certificates of Participation, Refunding,
                 Water System Improvement Project, Series A,
                 (MBIA Insured), 7.250% due 08/01/08..........     597,500

The accompanying notes are an integral part of these financial statements

                                                          ----------------------
                                                           The Montgomery Funds
                                                          ----------------------
                                                            California Tax-Free
                                                          Intermediate Bond Fund
                                                          ----------------------

                                                           I N V E S T M E N T S


MUNICIPAL BONDS AND NOTES -- continued

Principal amount                                              Value (Note 1)
                 California -- continued
$   500,000      Chino Basin, California, Regional Financing
                 Authority Revenue,  (Municipal Water and
                 District Sewer Systems Project), (AMBAC
                 Insured), 7.000% due 08/01/06................$    583,125
    300,000      Contra Costa, California, Transportation
                 Authority Sales Tax Revenue, Series A,
                 (FGIC Insured), 6.000% due 03/01/05..........     325,875
    300,000      Desert Hospital District, California, Hospital
                 Revenue, Certificates of Participation,
                 (CGIC Insured), 6.150% due 07/01/02..........     322,875
                 East Bay, California:
    100,000      Regional Parks District, Series B,
                 8.750% due 09/01/99..........................     111,625
     75,000      Utility District, Series M,
                 7.500% due 03/01/00..........................      82,219
    375,000      Eastern Municipal Water District, California,
                 Water and Sewer Revenue, Certificates of
                 Participation, Refunding, Series A, (FGIC
                 Insured), 6.250% due 07/01/05................     401,250
    250,000      Elsinore Valley, California, Municipal Water
                 District, Certificates of Participation,
                 Refunding, Series A, (FGIC Insured),
                 6.000% due 07/01/12..........................     266,562
    270,000      Emeryville, California, Public Financing
                 Authority, Housing Revenue,
                 5.600% due 09/01/06..........................     277,087
     50,000      Estero, California, Series S-1,
                 7.000% due 07/01/00..........................      54,250
    290,000      Fresno, California, Sewer Revenue, Series A,
                 (MBIA Insured), 6.000% due 09/01/07..........     316,100
    450,000      Kern, California, High School District,
                 Refunding, Series A, (MBIA Insured),
                 6.000% due 08/01/03..........................     486,563
    175,000      Lafayette, California, Elementary School
                 District, 6.900% due 05/15/06................     200,813
                 Los Angeles, California:
    100,000      Series A, 6.400% due 09/01/98................     103,750
    350,000      Water and Power, 5.900% due 02/01/05.........     371,438
                 Los Angeles County, California:
                 Certificates of Participation:
    200,000      6.700% due 03/01/99..........................     208,750
    200,000      6.708% due 06/01/15..........................     203,250
     50,000      Public Works, Revenue Anticipation Notes,
                 4.500% due 03/01/01..........................      50,375
    200,000      Transportation Authority,
                 5.625% due 07/01/18..........................     199,250
                 Transportation Commission, Sales Revenue,
                 Proposition C, Second Series, Series A:
    180,000      6.200% due 07/01/04..........................     193,275
    400,000      6.400% due 07/01/06..........................     440,500
                 Metropolitan Water District, Southern
                 California Waterworks Revenue:
    200,000      6.000% due 07/01/21..........................     213,250
                 Refunding, Series B, (MBIA Insured):
    500,000      4.750% due 07/01/09..........................     479,375
    400,000      4.875% due 07/01/10..........................     384,000
     20,000      Mt. Diablo, California, School District,
                 (FGIC Insured), 6.800% due 08/01/97..........      20,397
    250,000      Ontario, California, Redevelopment Financing
                 Authority, Revenue Refunding, (Ontario
                 Redevelopment Project No. 1),  (MBIA Insured),
                 6.550% due 08/01/06..........................     283,125
     75,000      Paramount, California, Redevelopment Agency,
                 5.100% due 08/01/98..........................      75,938
                 Piedmont, California, School District:
                 Series A:
     75,000      8.300% due 08/01/01..........................      87,000
     45,000      7.100% due 08/01/02..........................      50,850
     40,000      Series C, 7.200% due 08/01/01................      44,600
                 Rancho, California, Water District Financing
                 Authority, Revenue Refunding, (FGIC Insured):
    400,000      6.500% due 11/01/02..........................     440,500
    400,000      6.500% due 11/01/05..........................     448,000
    340,000      Redwood City, California, Multi-Family
                 Housing, (Redwood Shores), Series B, Mandatory
                 Put 10/01/00, 5.200% due 10/01/08............     340,000
    625,000      Sacramento, California, Municipal Utilities,
                 Electric Revenue Refunding, Series A,
                 (MBIA Insured), 6.250% due 08/15/10..........     690,625
    450,000      Saddleback Valley, California, Unified School
                 District, Public Financing Authority, Special
                 Tax Revenue Bonds, (FSA Insured),
                 5.250% due 09/01/07..........................     456,750
    175,000      San Diego County, California, Water Authority
                 Revenue, Certificates of Participation, Series A,
                 6.000% due 05/01/01..........................     184,844
                 San Francisco, California, City and County:
    375,000      City Hall Improvement Project, Series A,
                 (FGIC Insured), 6.100% due 06/15/00..........     396,094
    100,000      GO, Series A, 6.100% due 12/15/98............     103,875
    500,000      International Airport Revenue, AMT, Second
                 Series, 8.000% due 05/01/09..................     592,500
    500,000      Santa Rosa, California, High School District,
                 (FGIC Insured), 7.000% due 05/01/01..........     550,625

The accompanying notes are an integral part of these financial statements.

----------------------
The Montgomery Funds
----------------------
 California Tax-Free
Intermediate Bond Fund
----------------------

I N V E S T M E N T S



MUNICIPAL BONDS AND NOTES -- continued

Principal amount                                              Value (Note 1)
                 California -- continued
$   400,000      Southern California Public Power Authority,
                 Refunding, Series A (AMBAC-TCRS
                 Insured), 5.500% due 07/01/12................$    401,000
     65,000      Watsonville, California, Water Revenue
                 (MBIA Insured), 6.100% due 05/15/99..........      67,764

TOTAL MUNICIPAL BONDS AND NOTES
(Cost $16,496,485)............................................  16,842,531
                                                                ----------


SHORT-TERM MUNICIPAL BONDS AND NOTES -- 4.8%
                 California -- 4.8%
    100,000      California Health Facilities Financing
                 Authority Revenue, Sutter Health, Series A,
                 5.000% due 03/01/20+.........................     100,000
                 California Pollution Control
                 Financing Authority:
    100,000      5.000% due 10/01/10+.........................     100,000
    300,000      4.800% due 11/01/26+.........................     300,000
    100,000      Series A, 4.700% due 08/28/08................     100,000
    300,000      Series B, 4.700% due 08/28/08................     300,000

TOTAL SHORT-TERM MUNICIPAL BONDS AND NOTES
(Cost $900,000)...............................................     900,000
                                                                   -------

TOTAL INVESTMENTS -- 94.7%
(Cost $17,396,485*)...........................................  17,742,531

OTHER ASSETS AND LIABILITIES -- 5.3%
(Net).........................................................     992,251
                                                                   -------

NET ASSETS -- 100.0%.......................................... $18,734,782
                                                               ===========

* Aggregate cost for federal tax purposes.
+ Floating-rate note, rate resets daily.

The Montgomery California Tax-Free Intermediate Bond Fund concentrates in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences, including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

Abbreviations:

AMBAC ...American Municipal Bond Assurance Corporation
AMT .....Alternative Minimum Tax
CGIC ....Capital Guaranty Insurance Corporation
FGIC ....Federal Guaranty Insurance Corporation
FSA .....Federal Security Assurance
MBIA ....Municipal Bond Investors Assurance
TCRS ....Transferable Custodial Receipts

The accompanying notes are an integral part of these financial statements.

I N V E S T M E N T  R E V I E W

Montgomery Government Reserve Fund
Montgomery Federal Tax-Free Money Fund
Montgomery California Tax-Free Money Fund


Q: How did Montgomery's money market funds perform in the six months ended 12/31/96?

A: The Government Reserve Fund had a total return of 2.48% during this period, whereas the California Tax-Free Money Fund returned 1.45%. The Federal Tax-Free Money Fund, which opened on July 15, 1996, returned 1.66% by December 31, 1996.


Q: How did the Funds' positioning change during this period, if at all?

A: The Funds' positioning changed a bit. We kept the Montgomery tax-exempt money funds almost fully invested through the summer "note season," when municipalities issue short-term notes to finance their budget shortfalls. This season usually presents some good opportunities to replace maturing securities at attractive yields. Notes have become expensive since then, though, so we haven't been buying as many lately. That's shortened up the days to maturity of both portfolios, and we expect that to continue until we see better opportunities.


Q: How have you positioned the Funds for the year ahead?

A: We continue to keep the Funds positioned for a stable interest rate environment, with the Federal Reserve staying on the sidelines. When we see short rates drift above the Federal Funds rate, though, we let the Government Reserve portfolio's maturity lengthen. We've also added notes with coupons that can float, but only to a certain point. These securities extend the portfolio's maturity without, we believe, adding much interest rate risk. So we think the Fund has less interest rate risk than its days to maturity might indicate. We have been improving the liquidity of our municipal bond portfolios because we anticipate that note spreads will widen.


Q: Why should investors consider one of Montgomery's money market funds now?

A: Liquidity is a great reason to consider one of these funds. If you're new to the stock or bond markets, a money market fund is a relatively safe place to keep your money while you're deciding where to put it for the long term. Once you've settled on a long-term strategy, you can easily transfer your money--all at once or gradually--into other investments. It's always wise to leave a portion of it in money market funds, though, to help ensure liquidity. If you're already invested in the stock or bond markets and your financial circumstances or goals change, you can use money market funds as a place to "park" your money while you reassess your long-term investment strategy.

--------------------------------------------
          The Montgomery Funds
--------------------------------------------
           Money Market Funds
--------------------------------------------

   P O R T F O L I O  H I G H L I G H T S
              (Unaudited)

--------------------------------------------
   P O R T F O L I O  M A N A G E M E N T
--------------------------------------------
William Stevens.....Senior Portfolio Manager
Peter Wilson...............Portfolio Manager

--------------------------------------------
      F U N D   P E R F O R M A N C E
--------------------------------------------
    Yields for the periods ended 12/31/96
--------------------------------------------
                Montgomery
         Government Reserve Fund
One-day yield..........................5.38%
Seven-day yield........................5.06%
--------------------------------------------
                Montgomery
        Federal Tax-Free Money Fund
One-day yield..........................4.16%
Seven-day yield........................3.92%
--------------------------------------------
                Montgomery
       California Tax-Free Money Fund
One-day yield..........................3.69%
Seven-day yield........................3.34%
--------------------------------------------

Yield will fluctuate. An investment in one of our money market funds is neither insured nor guaranteed by the government. There can be no assurance that the money market funds will be able to maintain a stable net asset value of $1 per share.

-----------------------
  The Montgomery Funds
-----------------------
   Government Reserve
         Fund
-----------------------
 I N V E S T M E N T S


P O R T F O L I O  I N V E S T M E N T S

December 31, 1996 (unaudited)

FEDERAL FARM CREDIT BANK (FFCB) -- 15.8%
Principal amount                                              Value (Note 1)
$3,000,000      Discount Note due 01/16/97...................$  2,993,338
12,000,000      Discount Note due 01/17/97...................  11,970,613
13,500,000      Discount Note due 01/21/97...................  13,460,033
 7,445,000      3.984% due 01/27/97++........................   7,435,751
 3,000,000      Discount Note due 02/03/97...................   2,985,122
   500,000      4.550% due 02/03/97..........................     499,508
 2,000,000      4.064% due 02/12/97++........................   1,996,159
 6,145,000      5.220% due 03/03/97..........................   6,144,086
10,000,000      5.430% due 03/03/97..........................  10,000,808
   500,000      9.000% due 03/07/97..........................     503,168
 5,250,000      4.250% due 03/10/97..........................   5,235,377
   500,000      5.940% due 03/13/97..........................     500,420
 1,000,000      Discount Note due 03/26/97...................     987,633
 6,000,000      5.620% due 09/03/97..........................   6,001,496
                                                                ---------
                                                               70,713,512
                                                               ----------

FEDERAL HOME LOAN BANK (FHLB) -- 27.4%
 1,750,000      4.750% due 01/13/97..........................   1,749,475
 1,000,000      4.064% due 01/15/97++........................     999,308
 5,000,000      Discount Note due 01/16/97...................   4,989,052
12,312,000      7.350% due 01/20/97..........................  12,322,870
10,000,000      Discount Note due 01/23/97...................   9,967,947
 9,933,775      4.530% due 01/24/97..........................   9,927,578
 5,000,000      Discount Note due 01/27/97...................   4,980,319
   500,000      4.089% due 01/27/97++........................     499,402
 1,000,000      4.570% due 02/03/97..........................     998,967
 4,500,000      4.869% due 02/10/97++........................   4,495,714
   500,000      5.310% due 02/14/97+++.......................     499,956
 7,000,000      4.089% due 02/18/97++........................   6,984,554
 5,000,000      Discount Note due 02/20/97...................   4,962,917
   800,000      4.750% due 02/24/97..........................     798,832
 1,000,000      6.900% due 02/24/97..........................   1,001,883
 1,000,000      4.184% due 03/03/97++........................     997,132
 2,000,000      4.370% due 03/10/97+++.......................   1,995,747
22,150,000      5.275% due 03/14/97..........................  22,138,134
   500,000      4.560% due 03/20/97+++.......................     498,828
 4,000,000      5.400% due 03/20/97..........................   3,996,217
 1,000,000      6.820% due 03/21/97..........................   1,002,821
   600,000      5.395% due 03/25/97..........................     599,628
 2,850,000      9.150% due 03/25/97..........................   2,873,555
 6,570,000      5.335% due 03/28/97..........................   6,561,223
 2,000,000      5.790% due 04/10/97+++.......................   2,001,590
   500,000      5.980% due 04/14/97..........................     500,758
   500,000      6.745% due 04/17/97..........................     501,847
 2,000,000      5.840% due 06/27/97..........................   2,001,307
 1,000,000      4.489% due 07/28/97++........................     993,982
   500,000      4.080% due 10/14/97..........................     494,208
 5,000,000      5.150% due 12/10/97+.........................   4,998,188
 5,000,000      5.445% due 12/16/97++........................   4,997,670
                                                                ---------
                                                              122,331,609
                                                              -----------

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 14.2%
   380,267      7.000% due 01/01/97..........................     380,267
   105,587      7.000% due 01/01/97..........................     105,587
   153,404      7.000% due 01/01/97..........................     153,404
   777,453      7.500% due 01/01/97..........................     777,453
   262,346      6.000% due 02/01/97..........................     262,346
 1,533,081      6.500% due 02/01/97..........................   1,533,081
   457,112      7.000% due 02/01/97..........................     457,112
   350,983      6.500% due 03/01/97..........................     350,983
   618,132      7.000% due 04/01/97..........................     618,680
   285,771      7.000% due 04/01/97..........................     285,878
 1,414,798      7.500% due 05/01/97..........................   1,417,067
 1,094,869      8.000% due 06/01/97..........................   1,099,378
 1,314,990      9.000% due 06/01/97..........................   1,316,358
   982,980      6.288% due 07/15/97++........................     984,756
11,015,352      6.500% due 08/01/97..........................  11,032,432
10,486,523      6.838% due 08/15/97++........................  10,531,232
   885,490      10.000% due 09/01/97.........................     888,997
 2,326,184      6.138% due 10/15/97++........................   2,330,306
22,893,361      6.388% due 10/15/97++........................  22,983,930
 3,315,365      7.000% due 11/01/97..........................   3,332,365
 1,188,577      Zero Coupon due 11/15/97.....................   1,137,587
 1,355,986      6.088% due 12/15/97++........................   1,359,255
                                                                ---------
                                                               63,338,454
                                                               ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 1.0%
 3,000,000      4.370%** due 02/06/97++......................   2,997,158
   101,357      6.650% due 03/25/97..........................     101,374
 1,125,000      4.370% due 06/04/97++........................   1,119,076
                                                                ---------
                                                                4,217,608
                                                                ---------

STUDENT LOAN MARKETING ASSOCIATION (SLMA) -- 8.2%
   500,000      5.700% due 01/21/97++++......................     500,047
 6,830,000      5.550% due 01/29/97+.........................   6,830,451
 1,000,000      5.475% due 02/14/97+.........................   1,000,207
 1,000,000      4.868% due 03/25/97++........................     998,608
 5,450,000      5.840% due 04/21/97+++.......................   5,455,126
15,000,000      5.870% due 06/30/97++++......................  15,000,486
 2,690,000      5.650% due 07/16/97+.........................   2,693,437
 4,000,000      5.400% due 10/30/97+.........................   4,001,520
                                                                ---------
                                                               36,479,882
                                                               ----------

TENNESSEE VALLEY AUTHORITY (TVA) -- 4.2%
 5,125,000      Discount Note due 01/09/97...................   5,119,044
10,342,000      6.000% due 01/15/97..........................  10,343,438
 1,040,000      Discount Note due 02/20/97...................   1,032,546
 2,500,000      Discount Note due 03/11/97...................   2,474,508
                                                                ---------
                                                               18,969,536
                                                               ----------

The accompanying notes are an integral part of these financial statements

                                                      -----------------------
                                                        The Montgomery Funds
                                                      -----------------------
                                                         Government Reserve
                                                               Fund
                                                      -----------------------
                                                       I N V E S T M E N T S

U.S. SOVEREIGN BONDS -- 0.3%
Principal amount                                              Value (Note 1)
$ 1,106,641      AID-Israel, Series B,
                 5.750% due 01/09/99+........................$   1,106,641
                                                                 ---------

U.S. TREASURY BILLS -- 0.6%
  3,000,000      Discount Note due 11/13/97..................    2,862,672
                                                                 ---------

U.S. TREASURY NOTES -- 1.1%
  5,000,000      6.375% due 06/30/97.........................    5,021,743
                                                                 ---------

TOTAL SECURITIES.............................................  325,041,657
                                                               -----------

REPURCHASE AGREEMENTS -- 26.3%
 55,000,000      Agreement with Bear Stearns Companies Inc.,
                 Tri-Party, 7.500% dated 12/31/96, to be
                 repurchased at $55,022,917 on 01/02/97,
                 collateralized by $56,526,728 market value of
                 U.S. government securities, having various
                 maturities and various interest rates.......   55,000,000

 20,000,000      Agreement with Chase Manhattan Corporation,
                 Tri-Party, 5.650% dated 12/31/96, to be
                 repurchased at $20,006,278 on 01/02/97,
                 collateralized by $20,402,402 market value of
                 U.S. government securities, having various
                 maturities and various interest rates.......   20,000,000

 32,545,000      Agreement with Chase Manhattan Corporation,
                 Tri-Party, 7.500% dated 12/31/96, to be
                 repurchased at $32,558,560 on 01/02/97,
                 collateralized by $33,196,847 market value of
                 U.S. government securities, having various
                 maturities and various interest rates.......   32,545,000

 10,000,000      Agreement with HSBC, Tri-Party, 5.610%
                 dated 12/31/96, to be repurchased at
                 $10,003,117 on 01/02/97, collateralized by
                 $10,200,678 market value of U.S. government
                 securities, having various maturities and
                 various interest rates......................   10,000,000
                                                                ----------

TOTAL REPURCHASE AGREEMENTS..................................  117,545,000
                                                               -----------

TOTAL INVESTMENTS -- 99.1%
(At amortized cost*).........................................  442,586,657

OTHER ASSETS AND LIABILITIES -- 0.9%
(Net)........................................................    3,932,452
                                                                 ---------

NET ASSETS -- 100.0%......................................... $446,519,109
                                                              ============

   * Aggregate cost for federal tax purposes.
  ** Rate represents annualized yield at date of purchase.
   + Floating-rate note, rate resets weekly.
  ++ Floating-rate note, rate resets monthly.
 +++ Floating-rate note, rate resets quarterly.
++++ Floating-rate note, rate resets annually.



The accompanying notes are an integral part of these financial statements.

-----------------------
  The Montgomery Funds
-----------------------
    Federal Tax-Free
       Money Fund
-----------------------

 I N V E S T M E N T S

P O R T F O L I O  I N V E S T M E N T S

December 31, 1996 (unaudited)

MUNICIPAL BONDS AND NOTES -- 100.0%

Principal amount                                              Value (Note 1)
                 Alabama -- 0.2%
$   250,000      Montgomery, Alabama, Special Care
                 Facilities Financing Authority Revenue,
                 Baptist Medical Center, (FGIC/MBIA-
                 IBC Insured), 6.500% due 05/15/97............$    252,536

                 Arizona -- 3.6%
    550,000      Arizona State, Transportation Board
                 Highway Revenue, 7.800% due 07/01/97.........     560,345
  1,000,000      Glendale, Arizona, Water and Sewer
                 Revenue, 7.750% due 07/01/97.................   1,019,467
                 Maricopa County, Arizona:
    100,000      School District No. 038, (Madison
                 Elementary School Improvement Project 1988),
                 Series B, 6.500% due 07/01/97................     103,302
  1,000,000      Unified School District No. 097, Tax
                 Anticipation Notes, (Deer Valley), Series A,
                 4.450% due 07/31/97..........................   1,003,038
    500,000      Tempe, Arizona, General Obligation Bonds,
                 6.000% due 07/01/97..........................     505,970
    425,000      University of Arizona, University Revenue,
                 6.000% due 06/01/97..........................     425,881
                                                                   -------
                                                                 3,618,003
                                                                 ---------

                 California -- 2.2%
    100,000      California Health Facilities Finance
                 Authority Revenue, (Catholic West Project),
                 Series B, (MBIA Insured),
                 4.000% due 07/01/05++........................     100,000
  1,300,000      California Pollution Control Financing
                 Authority, Pollution Control Revenue,
                 (Southern California Edison Company
                 Project), Series C, 4.700% due 02/28/08+.....   1,300,000
    295,000      California State, Revenue Anticipation Notes,
                 Series A, 4.500% due 06/30/97................     295,978
    300,000      Lancaster, California, Redevelopment Agency,
                 Multi-Family Housing Revenue, (Westwood Park
                 Apartments Project), Series K, (LOC: Bank of
                 America), 4.000% due 12/01/07++..............     300,000
                 Los Angeles, California:
     50,000      State Building Authority, Lease Revenue,
                 State of California Department of General
                 Services, Series A, 6.400% due 03/01/97......      50,190
     50,000      Wastewater System Revenue, Series A ,
                 (MBIA Insured), 8.500% due 06/01/97..........      50,860
     50,000      Northern California Transmission Revenue,
                 (California-Oregon Transmission Project),
                 Series A, (MBIA Insured),
                 6.700% due 05/01/97..........................      50,431
    100,000      San Diego County, California, Multi-Family
                 Housing Revenue, (Country Hills Apartments
                 Project), Series A, 4.050% due 08/15/13++....     100,000
                                                                   -------
                                                                 2,247,459
                                                                 ---------

                 Colorado -- 2.6%
  1,000,000      Arapahoe County, Colorado, School District
                 No. 005, Tax Anticipation Notes
                 (Cherry Creek), 4.500% due 06/30/97..........   1,002,832
                 300,000  Centennial Water
                 and Sanitation District,
                 Colorado, Revenue Refunding, Series A,
                 (LOC: Swiss Bank, New York),
                 4.750% due 12/01/97..........................     302,668
                 Colorado Health Facilities
                 Authority Revenue:
    300,000      (Boulder Community Hospital Project),
                 Series C, (MBIA Insured),
                 4.150% due 10/01/14++........................     300,000
    800,000      (Sisters of Charity Health Care System Inc.
                 Project), 4.150% due 05/15/25++..............     800,000
                 Denver, Colorado, City and County:
    100,000      General Obligation Bonds,
                 5.950% due 08/01/97..........................     101,305
    100,000      Multi-Family Housing Revenue, (Ogden
                 Residences Project), (LOC: Credit Lyonnais),
                 5.300% due 12/01/09+.........................     100,000
                                                                   -------
                                                                 2,606,805
                                                                 ---------
                 Delaware -- 0.1%
    135,000      Delaware State, Revenue Refunding,
                 Series C, 4.500% due 07/01/97................     135,493

                 District of Columbia -- 0.2%
    185,000      District of Columbia, General Obligation
                 Bonds, Series A, 8.000% due 06/01/97.........     190,820

                 Florida -- 2.1%
  1,000,000      Jacksonville Electric Authority,
                 Florida, Commercial Paper,
                 3.500% due 02/06/97..........................   1,000,000
  1,000,000      Sunshine State, Florida, Government
                 Finance, Commercial Paper,
                 3.450% due 01/14/97..........................   1,000,000
    100,000      Volusia County, Florida, Health Facilities
                 Authority, Health Facilities Revenue,
                 Alliance Community for Retirement Living,
                 (LOC: Rabobank Nederland),
                 5.000% due 09/01/20+.........................     100,000
                                                                   -------
                                                                 2,100,000
                                                                 ---------

The accompanying notes are an integral part of these financial statements.

                                                        -----------------------
                                                          The Montgomery Funds
                                                        -----------------------
                                                           Federal Tax-Free
                                                              Money Fund
                                                        -----------------------
                                                         I N V E S T M E N T S

MUNICIPAL BONDS AND NOTES -- continued
Principal amount                                              Value (Note 1)
                 Georgia -- 5.8%
$ 2,000,000      Burke County, Georgia, Development Authority,
                 Pollution Control Revenue, (Oglethorpe Power
                 Corporation), Series A, (FGIC Insured),
                 4.000% due 01/01/16++........................$  2,000,000
    700,000      De Kalb County, Georgia, General
                 Obligation Bonds, 7.300% due 01/01/98........     714,000
                 Fulton County, Georgia:
    200,000      Residential Care Facilities Revenue Refunding,
                 (Lenbrook Square Foundation Project),
                 (LOC: Rabobank Nederland),
                 5.000% due 01/01/18+.........................     200,000
    470,000      School District, 7.050% due 05/01/97.........     488,771
  1,345,000      Georgia Municipal Electric Authority, Power
                 Revenue, Series L, 7.750% due 01/01/97.......   1,371,900
  1,000,000      Municipal Electric Authority of Georgia,
                 3.500% due 02/04/97..........................   1,000,000
    100,000      Savannah, Georgia, Downtown
                 Development Authority Revenue,
                 (Savannah Parking Facilities Project),
                 4.100% due 09/01/05++........................     100,000
                                                                   -------
                                                                 5,874,671
                                                                 ---------
                 Hawaii -- 1.0%
  1,000,000      City and County of Honolulu, Commercial
                 Paper, 3.500% due 02/06/97...................   1,000,000

                 Idaho -- 3.0%
  3,000,000      Idaho State, Tax Anticipation Notes,
                 4.500% due 06/30/97..........................   3,012,258

                 Illinois -- 7.8%
                 Chicago, Illinois:
  1,000,000      Park District, Revenue Refunding,
                 (FGIC Insured), 4.400% due 01/01/97..........   1,000,000
    500,000      Public Building, Community College
                 Building Revenue, Community College
                 District No. 508, Series A, (MBIA Insured),
                 7.500% due 01/01/98..........................     527,797
  1,000,000      Tender Notes, Series C, (LOC: Societe Generale),
                 3.600% due 10/31/99+++.......................   1,000,000
    200,000      Dekalb, Illinois, General Obligation Bonds,
                 6.400% due 12/01/97..........................     206,555
                 Du Page, Illinois, Water Commission,
                 Water Revenue:
    150,000      6.000% due 05/01/97..........................     151,109
    500,000      6.800% due 05/01/97..........................     514,885
    250,000      6.875% due 05/01/97..........................     257,633
    400,000      Illinois Health Facilities Authority Revenue,
                 (Swedish Covenant Hospital Project),
                 (AMBAC Insured), 4.150% due 08/01/25++.......     400,000
    250,000      Illinois Regional Transportation Authority,
                 Series A, (AMBAC Insured),
                 4.750% due 06/01/97..........................     251,065
                 Illinois State:
    250,000      Sales Tax Revenue, Series E,
                 8.000% due 06/15/97..........................     259,434
  1,000,000      Toll Highway Authority, Toll Highway Priority
                 Revenue, 6.850% due 01/01/98.................   1,010,000
    815,000      Illinois Student Assistance, Community College
                 Student Loan Revenue, Series M, (Guaranteed
                 Student Loan Association Insured),
                 5.450% due 03/01/97..........................     817,187
  1,400,000      Lisle, Illinois, Multi-Family Housing Revenue,
                 (Ashley of Lisle Project), (LOC: Credit Suisse),
                 4.000% due 12/15/25++........................   1,400,000
                                                                 ---------
                                                                 7,795,665
                                                                 ---------
                 Indiana -- 2.3%
  1,000,000      Fort Wayne, Indiana, Hospital Authority,
                 Hospital Revenue, (Parkview Memorial
                 Hospital Inc. Project), Series D, (LOC: Bank
                 of America), 4.150% due 01/01/16++...........   1,000,000
    300,000      Indiana Bond Bank, Advance Funding Notes,
                 4.250% due 01/09/97..........................     300,030
  1,000,000      Indianapolis, Indiana, Local Public
                 Improvement, Bank Bond Notes, Series A,
                 4.250% due 01/09/97..........................   1,000,107
                                                                 ---------
                                                                 2,300,137
                                                                 ---------
                 Iowa -- 0.7%
    500,000      Davenport, Iowa, Revenue Refunding,
                 4.200% due 06/01/97..........................     501,322
    250,000      Iowa State, Certificates of Participation,
                 (AMBAC Insured), 5.500% due 07/01/97.........     252,193
                                                                   -------
                                                                   753,515
                                                                   -------
                 Kansas -- 0.9%
    635,000      Johnson County, Kansas, Water District
                 Revenue, No. 001, Series A,
                 3.700% due 06/01/97..........................     634,598
    300,000      Kansas City, Kansas, Industrial Development
                 Revenue, (PQ Corporation Project), (LOC:
                 Credit Suisse), 5.050% due 08/01/15+.........     300,000
                                                                   -------
                                                                   934,598
                                                                   -------
                 Kentucky -- 2.6%
                 Kenton County, Kentucky, Airport Board,
                 Airport Revenue,  Prerefunded Balance-1997A:
    675,000      7.900% due 03/01/97..........................     679,578
    730,000      8.000% due 03/01/97..........................     749,574
    790,000      8.100% due 03/01/97..........................     811,310
    350,000      University of Kentucky, University Revenue,
                 Consolidated Education Building, Series J,
                 6.000% due 05/01/97..........................     359,441
                                                                   -------
                                                                 2,599,903
                                                                 ---------

                                                                            65

The accompanying notes are an integral part of these financial statements.

-----------------------
  The Montgomery Funds
-----------------------
   Federal Tax-Free
      Money Fund
-----------------------
     INVESTMENTS



MUNICIPAL BONDS AND NOTES -- continued

Principal amount                                              Value (Note 1)
                 Louisiana -- 4.2%
$   700,000      De Soto Parish, Louisiana, Pollution Control
                 Revenue, (Central Louisiana Electric
                 Company Project), Series B, (LOC:
                 Swiss Bank), 4.050% due 07/01/18++...........$    700,000
  1,000,000      Louisiana Hospital Revenue, Commercial
                 Paper, 3.600% due 01/13/97...................   1,000,000
    500,000      Louisiana State, Revenue Refunding,
                 Series A, 7.000% due 08/01/97................     518,852
                 New Orleans, Louisiana, Aviation Board
                 Revenue Refunding, (MBIA Insured):
    300,000      Series B, 4.100% due 08/01/16++..............     300,000
    200,000      Series C, 4.100% due 08/01/11++..............     200,000
    500,000      Rapides Parish, Louisiana, Industrial
                 Development Board, Pollution Control
                 Revenue Refunding, (Central Louisiana
                 Electric Company Project), (LOC: Swiss Bank),
                 4.050% due 07/01/18++........................     500,000
    100,000      St. Charles Parish, Louisiana, Pollution Control
                 Revenue Refunding, (Shell Oil Company
                 Project), Series B, 4.900% due 10/01/22++....     100,000
    900,000      West Feliciana Parish, Louisiana, Pollution
                 Control Revenue, (Gulf State Utilities
                 Company Project), (LOC: Canadian
                 Imperial Bank), 5.000% due 04/01/16+.........     900,000
                                                                   -------
                                                                 4,218,852
                                                                 ---------
                 Maryland -- 1.4%
    300,000      Maryland State, Health and Higher Education
                 Facilities Authority Revenue, (Pooled Loan
                 Program), Series B, (General Obligation of
                 Institutions Insured), (LOC: First National
                 Bank of Chicago),
                 4.250% due 04/01/35++........................    300,000
  1,100,000      University of Maryland, University Revenue,
                 (Equipment Loan Program), Series A,
                 (Student Loan Marketing Association
                 Insured), 4.050% due 07/01/15++..............   1,100,000
                                                                 ---------
                                                                 1,400,000
                                                                 ---------
                 Massachusetts -- 0.2%
    200,000      Commonwealth of Massachusetts, General
                 Obligation Bonds, Series B, (LOC: National
                 Westminster), 4.800% due 12/01/97+...........     200,000

                 Michigan -- 0.3%
    250,000      Michigan State Building Authority
                 Revenue Refunding, Series I,
                 5.600% due 10/01/97..........................     253,362

                 Minnesota -- 0.5%
    385,000      Dakota and Washington County, Minnesota,
                 Housing and Redevelopment Authority,
                 Bloomington Single-Family Residential
                 Mortgage Revenue, (GNMA Insured),
                 7.400% due 09/01/97..........................     393,467
    100,000      St. Paul, Minnesota, Housing and
                 Redevelopment Authority, District Cooling
                 Revenue, Series I, (LOC: Credit Local de
                 France), 4.300% due 06/01/15++...............     100,000
                                                                   -------
                                                                   493,467
                                                                   -------
                 Mississippi -- 5.9%
                 Jackson County, Mississippi:
  4,500,000      Pollution Control Revenue Refunding,
                 (Chevron USA Inc. Project),
                 5.000% due 06/01/23+.........................   4,500,000
    205,000      School District, Series B,
                 6.750% due 12/15/97..........................     210,406
  1,235,000      Perry County, Mississippi, Pollution Control
                 Revenue Refunding, (Leaf River Forest
                 Project), 5.000% due 03/01/02+...............   1,235,000
                                                                 ---------
                                                                 5,945,406
                                                                 ---------
                 Missouri -- 0.5%
    500,000      Missouri State, Health and Education
                 Facilities Authority, Education Facilities
                 Revenue, (Drury College), Series A, (LOC:
                 Chase Manhattan), 5.050% due 08/15/21+.......     500,000

                 Montana -- 1.0%
  1,000,000      Montana State Board of Investment,
                 Municipal Finance Consolidated-Intercap
                 Revolving Program,
                 3.350% due 03/01/05+++.......................     997,911

                 Nebraska -- 1.2%
  1,200,000      Buffalo County, Nebraska, Hospital Authority
                 Revenue, No. 1, (Sisters of Charity Richard
                 Young Memorial Hospital Project), (MBIA
                 Insured), 4.050% due 05/01/18++..............   1,200,000

                 Nevada -- 0.3%
    250,000      Washoe County, Improvement and Refunding,
                 (MBIA Insured), 7.100% due 07/01/97..........     253,733

                 New Hampshire -- 0.5%
    500,000      Manchester, New Hampshire,
                 Public Improvement Revenue,
                 7.300% due 09/01/97..........................     521,558

The accompanying notes are an integral part of these financial statements.

                                                      -----------------------
                                                        The Montgomery Funds
                                                      -----------------------
                                                         Federal Tax-Free
                                                            Money Fund
                                                      -----------------------

                                                       I N V E S T M E N T S

MUNICIPAL BONDS AND NOTES -- continued

Principal amount                                              Value (Note 1)
                 New Mexico -- 8.4%
                 Albuquerque, New Mexico:
$ 3,100,000      Hospital Revenue, St. Joseph's Sisters of
                 Charity, 4.150% due 05/15/22++...............$  3,100,000
    500,000      Water and Sewer System Revenue,
                 Series C, 6.650% due 07/01/97................     507,430
  1,000,000      Eddy County, New Mexico, Pollution Control
                 Revenue, (IMC Fertilizer Inc. Project),
                 (LOC: Rabobank Nederland),
                 4.150% due 02/01/03++........................   1,000,000
  3,800,000      Farmington, New Mexico, Pollution
                 Control Revenue, (Arizona Public Service
                 Company Project), Series B, (LOC: Barclays
                 Bank PLC), 5.000% due 09/01/24++.............   3,800,000
                                                                 ---------
                                                                 8,407,430
                                                                 ---------
                 New York -- 10.2%
                 New York, New York:
                 General Obligation Bonds, Series B,
                 (MBIA Insured):
  2,000,000      Subseries B-3, 5.000% due 08/15/04+..........   2,000,000
    500,000      Subseries B-4, 5.000% due 08/15/23+..........     500,000
                 Series C:
    360,000      6.700% due 02/01/97..........................     360,885
  1,000,000      (LOC: Morgan Guaranty Trust),
                 4.500% due 10/01/23+.........................   1,000,000
    300,000      Subseries A-10, (LOC: Morgan Guaranty
                 Trust), 4.500% due 08/01/17+.................     300,000
  4,300,000      Tax Anticipation Notes, Series A,
                 4.500% due 02/12/97..........................   4,304,376
                 New York State:
    100,000      General Obligation Bonds,
                 6.900% due 11/15/97..........................     103,132
  1,700,000      Local Government Assistance Corporation,
                 Series D, (LOC: Societe Generale, New York),
                 4.000% due 04/01/25++........................   1,700,000
                                                                 ---------
                                                                10,268,393
                                                                ----------
                 North Carolina -- 1.9%
  1,200,000      Greensboro, North Carolina,
                 Enterprise System Revenue, Series B,
                 (LOC: Credit Local de France),
                 4.000% due 06/01/22++........................   1,200,000
    500,000      North Carolina Eastern Municipal Power
                 Agency, Power System Revenue Refunding,
                 Series A, 7.500% due 01/01/97................     510,000
    175,000      Vance County, North Carolina, Revenue
                 Refunding, 4.250% due 03/01/97...............     175,118
                                                                   -------
                                                                 1,885,118
                                                                 ---------
                 Ohio -- 2.2%
    240,000      Columbus, Ohio, Sewer Improvement
                 Bonds,  9.000% due 09/15/97..................     248,893
                 Ohio State, Air Quality Development
                 Authority Revenue:
  1,000,000      Series A, (LOC: Union Bank of Switzerland),
                 4.700% due 12/01/15+.........................   1,000,000
  1,000,000      Series B, (LOC: Morgan (J.P.) & Company
                 Inc.), 4.700% due 12/01/15+..................   1,000,000
                                                                 ---------
                                                                 2,248,893
                                                                 ---------
                 Oklahoma -- 0.3%
    345,000      Tulsa, Oklahoma, Metropolitan Utility
                 Authority, Utility Revenue,
                 5.600% due 09/01/97..........................     348,674

                 Pennsylvania -- 0.8%
    800,000      Delaware Company, Pennsylvania,
                 Commercial Paper,
                 3.450% due 01/14/97..........................     800,000

                 South Carolina -- 3.7%
  1,500,000      Charleston County, South Carolina,
                 Industrial Development Revenue,
                 (Massey Coal Terminal South Carolina
                 Corporation Project), (LOC: Morgan
                 Guaranty Trust), 5.000% due 01/01/07+........   1,500,000
    250,000      Columbia, South Carolina, Waterworks
                 and Sewer Revenue Refunding,
                 4.100% due 02/01/97..........................     250,094
  1,000,000      Orangeburg County, South Carolina, Solid
                 Waste Disposal Facilities Revenue, (South
                 Carolina Electric and Gas Company Project),
                 (LOC: NationsBank of North Carolina),
                 5.000% due 10/01/24+.........................   1,000,000
  1,000,000      South Carolina State, Capital Improvement
                 Revenue, Series A, 7.000% due 03/01/97.......   1,005,430
                                                                 ---------
                                                                 3,755,524
                                                                 ---------
                 Tennessee -- 0.8%
    240,000      Chattanooga, Tennessee, General Obligation
                 Bonds, 7.750% due 08/01/97...................     245,446
    535,000      Hamilton County, Tennessee, Revenue
                 Refunding, Series A, 3.700% due 09/01/97          534,632
                                                                   -------
                                                                   780,078
                                                                   -------

The accompanying notes are an integral part of these financial statements.

-----------------------
  The Montgomery Funds
-----------------------
   Federal Tax-Free
      Money Fund
-----------------------

     INVESTMENTS


MUNICIPAL BONDS AND NOTES -- continued

Principal amount                                              Value (Note 1)
                 Texas -- 9.3%
                 Brazos River Authority, Texas, Pollution
                 Control Revenue, (Texas Utilities Electric
                 Company Project), Series B:
$   400,000      (AMBAC Insured), 4.750% due 06/01/30+........$    400,000
    200,000      (LOC: Union Bank of Switzerland),
                 4.750% due 06/01/30+.........................     200,000
    200,000      Grapevine, Texas, Industrial Development
                 Authority, Multiple Mode Revenue, (American
                 Airlines Project), Series A1, (LOC: Morgan
                 Guaranty Trust), 4.950% due 12/01/24+........     200,000
    750,000      Harris County, Texas, Toll Road, Senior Lien
                 Revenue, 8.625% due 08/15/97.................     793,763
  1,900,000      Lower Colorado River Authority, Texas,
                 Junior Lien Revenue, Third Supply Series,
                 (MBIA Insured),
                 4.000% due 01/01/13++........................   1,900,000
    500,000      Lubbock, Texas, Health Facilities
                 Development Corporation, Revenue
                 Refunding, (St. Joseph's Health System
                 Project), 5.000% due 07/01/13+...............     500,000
  1,300,000      North Texas Higher Education Authority Inc.,
                 Texas Student Loan Revenue Refunding,
                 Series A, (AMBAC Insured),
                 4.250% due 04/01/36++........................   1,300,000
    250,000      Odessa, Texas, Junior College District Revenue,
                 (AMBAC Insured), 7.000% due 06/01/97.........     253,510
     40,000      Round Rock, Texas, General Obligation Bonds,
                 (FGIC Insured), 6.800% due 08/01/97..........      40,632
  1,500,000      Sabine River Authority, Texas, Pollution
                 Control Revenue, (Utilities Electric Company
                 Project), (LOC: Union Bank of Switzerland),
                 4.700% due 06/01/30+.........................   1,500,000
    200,000      San Antonio, Texas, Sewer Revenue,
                 Prior Lien Improvement Bonds,
                 7.900% due 05/01/97..........................     205,714
    100,000      Tarrant County, Texas, General Obligation
                 Bonds, 9.250% due 07/15/97...................     102,809
    700,000      Texas Municipal Power Agency,
                 Revenue Refunding, (MBIA Insured),
                 6.250% due 09/01/97..........................     725,692
  1,000,000      Texas State, Tax and Revenue Anticipation
                 Notes, 4.750% due 08/29/97...................   1,005,057
    200,000      Trinity River Authority, Texas, Ten Mile
                 Creek System Revenue, (AMBAC Insured),
                 4.625% due 08/01/97..........................     200,813
                                                                   -------
                                                                 9,327,990
                                                                 ---------
                 Utah -- 0.1%
    100,000      Utah State Board of Regents, Student
                 Loan Revenue, Series A, (Student Loan
                 Marketing Association Insured),
                 4.250% due 11/01/23++........................     100,000

                 Virginia -- 6.3%
  4,000,000      Hampton, Virginia, Redevelopment and
                 Housing Authority, Multi-Family Housing
                 Revenue, (Avalon at Hampton Project),
                 Series I-A, (FNMA Insured),
                 4.100% due 06/15/26++........................   4,000,000
                 Henrico County, Virginia,
                 Industrial Development Authority:
    500,000      Health Facility Revenue, (Hermitage Project),
                 (LOC: NationsBank of Virginia),
                 5.100% due 05/01/24+.........................     500,000
    150,000      Public Facility Lease Revenue, (Henrico County
                 Regional Jail Project), 5.400% due 08/01/97..     151,364
                 Norfolk, Virginia, General Obligation Bonds:
    250,000      7.150% due 08/01/97..........................     259,862
     35,000      6.600% due 06/01/97..........................      36,055
  1,000,000      Peninsula Port Authority of Virginia, Revenue
                 Updates, (Shell Oil and Terminal Company
                 Project), 5.000% due 12/01/05+...............   1,000,000
    250,000      Roanoke, Virginia, Revenue Refunding
                 and Improvement Bonds, Series B,
                 5.800% due 08/01/97..........................     252,829
     90,000      Upper Occoquan Sewer Authority, Virginia,
                 Regional Sewer Revenue, (MBIA
                 Insured), 5.600% due 07/01/97................      90,781
                                                                    ------
                                                                 6,290,891
                                                                 ---------
                 Washington -- 1.7%
    250,000      Seattle, Washington, Metropolitan
                 Municipality, 7.200% due 01/01/97............     255,000
    105,000      Snohomish County, Washington, Public
                 Utility District No. 001, Electric Revenue
                 Refunding, Generation System, Series 86A,
                 (MBIA Insured), 7.375% due 01/01/97..........     107,100
                 Washington State, Housing Finance Commission:
  1,000,000      Multi-Family Housing Revenue, (Winterhill
                 Apartments Project), Series A, (FSA Insured),
                 4.300% due 07/01/28++........................   1,000,000
    290,000      Nonprofit Housing Revenue, (YMCA Greater
                 Seattle Project), (LOC: Bank of Washington),
                 5.250% due 07/01/11++........................     290,000
     50,000      Washington State, Revenue Refunding,
                 Series 89C, 6.800% due 02/01/97..............      50,119
                                                                    ------
                                                                 1,702,219
                                                                 ---------

The accompanying notes are an integral part of these financial statements.

                                                      -----------------------
                                                        The Montgomery Funds
                                                      -----------------------
                                                         Federal Tax-Free
                                                            Money Fund
                                                      -----------------------
                                                           INVESTMENTS


MUNICIPAL BONDS AND NOTES -- continued
Principal amount                                              Value (Note 1)
                 West Virginia -- 1.0%
$   155,000      Raleigh County, West Virginia, Board of
                 Education Revenue Refunding, (MBIA
                 Insured), 8.200% due 04/01/97................$    156,654
    845,000      West Virginia State, Hospital Finance
                 Authority Revenue Refunding, (United
                 Hospital Center Inc. Project), (FSA Insured),
                 7.875% due 04/01/97..........................     870,408
                                                                   -------
                                                                 1,027,062
                                                                 ---------
                 Wisconsin -- 0.8%
    425,000      Mukwonago, Wisconsin, School District
                 Revenue Refunding, (AMBAC Insured),
                 3.750% due 04/01/97..........................     425,000
                 Wisconsin State:
    200,000      General Obligation Bonds, Series C,
                 7.000% due 05/01/97..........................     204,029
    100,000      Revenue Refunding, 5.100% due 05/01/97.......     100,369
     50,000      Revenue Refunding, Series 1, 4.200% due
                 05/01/97.....................................      50,005
                                                                    ------
                                                                   779,403
                                                                   -------
                 Wyoming -- 1.4%
                 Sweetwater County, Wyoming:
  1,000,000      Pollution Control Revenue Refunding,
                 (Pacificorp Project), Series B, (LOC: Canadian
                 Imperial Bank), 4.700% due 01/01/14+.........   1,000,000
    425,000      School District No. 2, Green River,
                 (School Board Guaranty Insured),
                 6.000% due 06/01/97..........................     428,584
                                                                   -------
                                                                 1,428,584
                                                                 ---------

TOTAL INVESTMENTS -- 100.0%
(At amortized cost*)..........................................$100,556,411

OTHER ASSETS AND LIABILITIES -- 0.0%
(Net).........................................................      29,816
                                                                    ------

NET ASSETS -- 100.0%..........................................$100,586,227
                                                              ============

  *Aggregate cost for federal tax purposes.
  +Floating-rate note, rate resets daily.
 ++Floating-rate note, rate resets weekly.
+++Floating-rate note, rate resets annually.

Abbreviations:
AMBAC...American Municipal Bond Assurance Corporation
FGIC....Federal Guaranty Insurance Corporation
FNMA....Federal National Mortgage Association
FSA.....Federal Security Assurance
GNMA....Government National Mortgage Association
IBC.....Secondarily Insured
LOC.....Line of Credit
MBIA....Municipal Bond Investors Assurance

The accompanying notes are an integral part of these financial statements.

---------------------
The Montgomery Funds
---------------------
California Tax-Free
    Money Fund
---------------------

I N V E S T M E N T S


P O R T F O L I O  I N V E S T M E N T S

December 31, 1996 (unaudited)

MUNICIPAL BONDS AND NOTES -- 102.1%
Principal amount                                              Value (Note 1)
                 California -- 102.1%
$   695,000      Bakersfield, California, City School District,
                 Refunding, (MBIA Insured),
                 5.000% due 08/01/97..........................$    700,512
    400,000      Burbank, California, Redevelopment Agency
                 Revenue, Issue A, 3.000% due 11/01/10++......     400,000
                 California State:
                 Commercial Paper:
  1,200,000      3.500% due 01/01/97..........................   1,200,000
  2,000,000      3.350% due 01/14/97..........................   2,000,000
    100,000      GO, 8.200% due 05/01/97......................     101,455
                 Health Facilities Finance Authority Revenue,
                 (CASMED): Catholic Healthcare, (MBIA Insured):
    300,000      Series A, 4.000% due 07/01/09++..............     300,000
    300,000      Series B, 4.000% due 07/01/16++..............     300,000
    400,000      Series D, 4.000% due 07/01/21++..............     400,000
                 St. Joseph Health System:
    695,000      Series A, 5.000% due 07/01/13+...............     695,000
  5,600,000      Series B, 5.100% due 07/01/09+...............   5,600,000
                 Sutter Healthcare:
  3,300,000      Series A, 5.000% due 07/01/20+...............   3,300,000
  1,350,000      Series C, 5.100% due 07/01/22+...............   1,350,000
    700,000      Lease Financing Authority, Certificates of
                 Participation, CSAC Financing Corporation,
                 Pre-refunded, 7.850% due 04/01/09............     713,978
                 Pollution Control Finance Authority:
                 Resource Recovery Revenue:
    200,000      (Exxon Corporation Project),
                 4.650% due 12/01/12+.........................     200,000
                 (Homestake Mining Project):
    200,000      Series 84A, 3.900% due 05/01/04++............     200,000
  1,800,000      Series 84B, 3.900% due 05/01/04++............   1,800,000
                 (Pacific Gas and Electric Company Project):
  1,500,000      Series C, 4.750% due 11/01/26+...............   1,500,000
    900,000      Series F, 4.800% due 11/01/26+...............     900,000
                 Series A:
                 (Shell Oil Company Project):
    500,000      5.000% due 10/01/06+.........................     500,000
    200,000      5.000% due 10/01/07+.........................     200,000
    600,000      5.000% due 10/01/08+.........................     600,000
  1,700,000      5.000% due 10/01/10+.........................   1,700,000
  1,000,000      Series B, 5.000% due 10/01/11+...............   1,000,000
    400,000      Series C, 5.000% due 11/01/00+...............     400,000
                 (Southern California Edison Project):
  4,000,000      Series A, 4.700% due 02/28/08+...............   4,000,000
  2,000,000      Series B, 4.700% due 02/28/08+...............   2,000,000
    970,000      (Stanislaus Project), 5.050% due 12/01/17+...     970,000
  2,400,000      Revenue Anticipation Notes, Series A,
                 4.500% due 06/30/97..........................   2,406,642
                 California Statewide Community
                 Development Authority Revenue:
$ 1,000,000      Apartment Development Revenue,
                 Sub-Series A-1, 3.900% due 05/15/25++........$  1,000,000
  1,800,000      Certificates of Participation, (Retired Officers),
                 5.000% due 06/01/26+.........................   1,800,000
                 Industrial Development:
    750,000      (Encore Video Project),
                 4.050% due 08/01/07++........................     750,000
  1,000,000      (Fibrebond Inc. Project),
                 4.050% due 12/01/11++........................   1,000,000
    910,000      (Propak California Project), Series B,
                 4.050% due 11/01/09++........................     910,000
    840,000      Solid Waste Facilities Revenue,
                 (Chevron U.S.A. Inc. Project),
                 4.800% due 12/15/24+.........................     840,000
  2,000,000      Sutter Healthcare Project, (AMBAC Insured),
                 5.000% due 07/01/15+.........................   2,000,000
  1,000,000      Chula Vista, California, Multi-Family
                 Housing Revenue, (Terra Nova Association),
                 Series A, 4.200% due 03/01/05++..............   1,000,000
    200,000      Clovis, California, Unified School District,
                 GO, 4.700% due 08/01/97......................     201,129
  2,000,000      Conejo Valley, California, Unified School
                 District, TRANS, 4.500% due 07/02/97.........   2,006,720
  2,000,000      Contra Costa, California, Community
                 College District, TRANS,
                 4.500% due 06/30/97..........................   2,006,647
  2,000,000      Emeryville, California, Public Finance
                 Authority Revenue, Series A, Pre-refunded,
                 8.100% due 02/01/17..........................   2,047,158
                 Fremont, California:
    500,000      Certificates of Participation, (Building and
                 Equipment Financing Project),
                 4.200% due 07/01/15++........................     500,000
                 Multi-Family Housing Revenue:
  1,200,000      (Mission Wells Project), Series E,
                 4.200% due 09/01/07++........................   1,200,000
    500,000      (TreeTops Apartments Project), Series A,
                 4.100% due 08/15/26++........................     500,000
  1,000,000      Gardena, California, Public Financing
                 Agency, (Gardena Public Parking Project),
                 4.350% due 09/01/11++........................   1,000,000
                 Kern, California:
  1,250,000      Board of Education, TRANS,
                 4.500% due 06/30/97..........................   1,254,836
  1,500,000      Community College District, Certificates of
                 Participation, 4.650% due 01/01/25++.........   1,500,000
  2,000,000      High School District, TRANS,
                 4.500% due 07/31/97..........................   2,006,690

The accompanying notes are an integral part of these financial statements.

                                                   ----------------------
                                                    The Montgomery Funds
                                                   ----------------------
                                                     California Tax-Free
                                                         Money Fund
                                                   ----------------------

                                                    I N V E S T M E N T S


MUNICIPAL BONDS AND NOTES -- continued

Principal amount                                              Value (Note 1)
                 California -- continued
                 Kern County, California:
                 Certificates of Participation:
$   200,000      (MBIA Insured), 4.400% due 08/01/97..........$    200,846
  2,500,000      (Kern Public Facilities Project), Series B,
                 4.000% due 08/01/06++........................   2,500,000
  1,000,000      Lancaster, California, Redevelopment Agency,
                 Multi-Family Housing Revenue, (20th Street
                 Apartments Project), Series C,
                 3.950% due 12/01/26++........................   1,000,000
  1,000,000      Lassen, California, Municipal Utilities
                 District Revenue, Series A, (FSA Insured),
                 4.200% due 05/01/08++........................   1,000,000
  1,700,000      Livermore, California, Multi-Family Housing
                 Revenue, 4.050% due 08/01/18++...............   1,700,000
                 Los Angeles, California:
  2,500,000      Department of Airports, Airport Revenue
                 Refunding, Series B, Pre-refunded,
                 7.250% due 05/01/02..........................   2,577,484
                 Metropolitan Transportation Authority,
                 Commercial Paper:
  2,500,000      3.600% due 01/06/97..........................   2,500,000
  2,000,000      3.500% due 01/09/97..........................   2,000,000
                 Multi-Family Housing Revenue:
    800,000      Series A, 5.250% due 08/01/26+...............     800,000
    600,000      Series B, 3.750% due 12/01/26+...............     600,000
  2,600,000      Series K, 3.550% due 07/01/10++..............   2,600,000
                 Los Angeles County, California:
    250,000      Public Works Financing Authority Revenue,
                 Regional Parks and Open Space, Series A,
                 4.700% due 10/01/97+.........................     251,724
  1,000,000      Regional Airports Improvement Corporation,
                 Lease Revenue Bonds, (American Airlines Inc.
                 Project), Series A, 4.950% due 12/01/24......   1,000,000
                 Transportation Commission, Sales Tax
                 Revenue Pre-refunded, Series A:
    100,000      5.950% due 07/01/97..........................     101,119
    500,000      7.600% due 07/01/02..........................     518,837
  1,000,000      (FGIC Insured), 3.900% due 07/01/12++........   1,000,000
  1,230,000      Madera, California, Public Financing
                 Authority, Lease Revenue, (Municipal Golf
                 Course Project), 4.300% due 11/01/23.........   1,230,000
                 Metropolitan Water District, Southern
                 California Waterworks Revenue:
    100,000      4.500% due 07/01/97..........................     100,387
  1,000,000      Commercial Paper, 3.350% due 01/14/97........   1,000,000
    300,000      Modesto, California, Multi-Family Housing
                 Revenue, (Live Oak Apartments Project),
                 4.150% due 09/01/24++........................     300,000
    550,000      Mountain View, Los Altos, California,
                 Unified High School District, Series A,
                 3.850% due 08/01/97..........................     550,520
    115,000      Napa Valley, California, Unified School
                 District, Series A, 8.000% due 08/01/97......     117,660
                 Palm Springs, California, Community
                 Redevelopment Agency, Certificates of Participation:
    330,000      District No. 1, 4.000% due 12/01/14++........     330,000
    200,000      District No. 3, 4.000% due 12/01/14++........     200,000
    700,000      District No. 6, 4.000% due 12/01/14++........     700,000
    100,000      District No. 8, 4.000% due 12/01/14++........     100,000
    100,000      District No. 9, 3.900% due 12/01/14++........     100,000
    500,000      Redding, California, Joint Powers Financing
                 Authority, Electric Systems Revenue, Series A,
                 (MBIA Insured), 5.000% due 06/01/97..........     502,938
  4,590,000      Richmond, California, Joint Powers Finance
                 Authority, Port Terminal Lease Revenue,
                 4.900% due 09/01/04+.........................   4,590,000
    200,000      Riverside County, California, Certificates of
                 Participation, Riverside County Public
                 Facilities, Series B, 2.850% due 12/01/15++..     200,000
                 Sacramento, California:
    100,000      Municipal Utilities District, Electric Revenue,
                 Series E, 4.300% due 05/15/97................     100,233
    700,000      TRANS, 4.500% due 09/30/97...................     704,445
    405,000      Saint Helena, California, Water Revenue
                 Refunding, 4.000% due 06/01/97...............     405,657
  1,500,000      San Bernardino County, California,
                 Industrial Development Authority Revenue,
                 4.050% due 05/01/09++........................   1,500,000
                 San Diego, California:
                 Multi-family Housing Revenue:
  2,200,000      (Country Hills Apartments Project),
                 4.050% due 08/15/03++........................   2,200,000
    210,000      (Nobel Court Apartments Project),
                 4.050% due 12/01/08++........................     210,000
    250,000      TRANS, Series A, 4.375% due 09/30/97.........     251,264
  2,000,000      Unified School District, TRANS,
                 4.750% due 10/01/97..........................   2,015,812
                 San Diego County, California:
  1,900,000      Department of Transportation, Commercial
                 Paper, 3.350% due 02/06/97...................   1,900,000
  1,000,000      Water Authority Revenue, Certificates of
                 Participation, Series A, Pre-refunded,
                 7.300% due 05/01/09..........................   1,032,015
    500,000      San Francisco, California, Bay Area Rapid
                 Transit, District Sales Tax Revenue,
                 Subordinated Notes, (AMBAC Insured),
                 4.600% due 07/01/97..........................     500,062

                                                                            71
The accompanying notes are an integral part of these financial statements.

---------------------
The Montgomery Funds
---------------------
 California Tax-Free
     Money Fund
---------------------

I N V E S T M E N T S


MUNICIPAL BONDS AND NOTES -- continued

Principal amount                                              Value (Note 1)
                 California -- continue
$ 2,000,000      San Mateo County, California, TRANS,
                 4.500% due 07/01/97..........................$  2,005,246
    500,000      Santa Ana, California, Health Facilities
                 Revenue, Multi-Modal Town and Country,
                 4.800% due 10/01/20+.........................     500,000
                 Santa Clara County:
    500,000      Multi-Family Housing Revenue, (Foxchase
                 Apartments Project), (FGIC Insured),
                 4.000% due 11/01/07++........................     500,000
  4,500,000      TRANS, 4.500% due 08/01/97...................   4,517,077
                 Southern California, Public Power
                 Authority Revenue:
  2,000,000      (Palo Verde Project), Series C, (AMBAC
                 Insured), 3.900% due 07/01/17++..............   2,000,000
  3,500,000      University of California, Commercial Paper,
                 3.350% due 01/22/97..........................   3,500,000
  3,000,000      West Contra Costa, California, Unified School
                 District, TRANS, 4.250% due 12/11/97.........   3,012,182
  2,800,000      Western Riverside County, California,
                 Regional Wastewater Authority Revenue,
                 5.000% due 04/01/28+.........................   2,800,000

TOTAL MUNICIPAL BONDS AND NOTES............................... 118,986,275
                                                               -----------


TOTAL INVESTMENTS -- 102.1%
(At amortized cost*).......................................... 118,986,275

OTHER ASSETS AND LIABILITIES -- (2.1%)
(Net).........................................................  (2,480,909)
                                                                ----------

NET ASSETS -- 100.0%..........................................$116,505,366
                                                              ------------

 *Aggregate cost for federal tax purposes.
 +Floating-rate note, rate resets daily.
++Floating-rate note, rate resets weekly.


Abbreviations:
AMBAC....American Municipal Bond Assurance Corporation
FGIC.....Federal Guaranty Insurance Corporation
FSA......Federal Security Assurance
GO.......General Obligation
MBIA.....Municipal Bond Investors Assurance
TRANS....Tax and Revenue Anticipation Notes


The Montgomery California Tax-Free Money Fund concentrates in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences, including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

The accompanying notes are an integral part of these financial statements.

--------------------
The Montgomery Funds
 Semi-Annual Report
  December 31, 1996

-----------------------------------------------
           FINANCIAL STATEMENTS
-----------------------------------------------
Statements of Assets and Liabilities........74
Statements of Operations....................78
Statements of Changes in Net Assets.........82
Transactions in Shares with a
Beneficial Interest.........................86
Statement of Cash Flows.....................89
Financial Highlights........................90
Notes to Financial Statements...............96
Tax Information............................108

----------------------
 The Montgomery Funds
    Statements of
Assets and Liabilities
   DECEMBER 31, 1996
      (Unaudited)



                                                                                            Growth        Micro Cap
                                                                                             Fund            Fund
Assets:
----------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
    Securities......................................................................... $  799,814,925  $ 278,917,890
    Repurchase agreements..............................................................    209,474,000     18,506,000
                                                                                         -------------   ------------
Total Investments                                                                        1,009,288,925    297,423,890
Cash...................................................................................         47,336        277,707
Foreign currency, at value (Cost $373,485, $74,716 and $445,997, respectively).........             --             --
Forward foreign currency exchange contracts:
    Forward foreign currency exchange contracts to buy, at value
    (Contract cost $1,049,952, $131,882, $45,951 and $230,091, respectively) (Note 5)..             --             --
    Forward foreign currency exchange contracts to sell (Note 5).......................             --             --
Receivables:
    Dividends..........................................................................        650,368        168,190
    Interest...........................................................................         42,321          3,856
    Shares of beneficial interest sold.................................................      2,512,473        231,074
    Investment securities sold.........................................................      8,348,324      2,034,159
Other Assets:
    Organization costs (Note 1)........................................................          9,438          4,265
                                                                                         -------------   ------------
Total Assets                                                                             1,020,899,185    300,143,141
                                                                                         -------------   ------------
Liabilities:
----------------------------------------------------------------------------------------------------------------------
    Payable for forward foreign exchange contracts to buy (Note 5).....................             --             --
    Payable for forward foreign currency exchange contracts to sell, at value
    (Contract cost $2,151,051) (Note 5)................................................             --             --
Payables:
    Shares of beneficial interest redeemed.............................................      1,013,001        245,108
    Investment securities purchased....................................................     22,986,651      1,047,587
    Management fees....................................................................         55,559         22,171
    Administration fees................................................................         53,083         17,005
    Share marketing plan fees (Class P only)...........................................             77             --
    Custodian fees.....................................................................         13,805          5,939
    Dividends..........................................................................             --             --
    Trustees' fees and expenses........................................................          1,200          1,200
    Due to custodian...................................................................             --             --
    Transfer agency and servicing fees.................................................        429,059         70,295
    Accrued liabilities and expenses...................................................        469,435         90,572
                                                                                         -------------   ------------
Total Liabilities                                                                           25,021,870      1,499,877
                                                                                         -------------   ------------
Net Assets                                                                              $  995,877,315  $ 298,643,264
                                                                                         -------------   ------------
Investments at Identified Cost......................................................... $  872,466,797  $ 230,891,207

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss).................. $       44,469  $ (1,019,507)
Accumulated net realized gain/(loss) on securities sold, forward foreign currency exchange contracts, futures contracts, foreign currency transactions and
    securities sold short..............................................................     26,153,392      (722,229)
Net unrealized appreciation of investments, forward foreign currency exchange
    contracts, foreign currency transactions and net other assets......................    136,822,128     66,532,683
Shares of beneficial interest..........................................................        494,305        176,634
Additional paid-in capital.............................................................    832,363,021    233,675,683
                                                                                         -------------   ------------
Net Assets                                                                              $  995,877,315  $ 298,643,264

Net Assets:
----------------------------------------------------------------------------------------------------------------------
Class R Shares......................................................................... $  995,738,395  $ 298,643,264
Class P Shares.........................................................................        138,920            N/A
                                                                                         -------------   ------------
Net Assets                                                                              $  995,877,315  $ 298,643,264
Number of Fund shares outstanding:
Class R Shares.........................................................................     49,423,572     17,663,410
Class P Shares.........................................................................          6,887            N/A
                                                                                         -------------   ------------
Total Shares                                                                                49,430,459     17,663,410
Class R Shares:
    Net Asset Value, offering and redemption price per share outstanding............... $        20.15  $       16.91
Class P Shares:
    Net Asset Value, offering and redemption price per share outstanding............... $        20.17            N/A

The accompanying notes are an integral part of these financial statements.

                                                                                                          Small Cap        Equity
                                                                                           Small Cap    Opportunities      Income
                                                                                              Fund           Fund           Fund
Assets:
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
    Securities.........................................................................  $ 213,691,035  $ 179,107,956  $  29,150,288
    Repurchase agreements..............................................................      7,028,000     24,496,000      1,385,000
                                                                                          ------------   ------------   ------------
Total Investments                                                                          220,719,035    203,603,956     30,535,288
Cash...................................................................................         29,435             --            760
Foreign currency, at value (Cost $373,485, $74,716 and $445,997, respectively).........             --             --             --
Forward foreign currency exchange contracts:
    Forward foreign currency exchange contracts to buy, at value
    (Contract cost $1,049,952, $131,882, $45,951 and $230,091, respectively) (Note 5)..             --             --             --
    Forward foreign currency exchange contracts to sell (Note 5).......................             --             --             --
Receivables:
    Dividends..........................................................................         32,400         52,835         88,385
    Interest...........................................................................          1,464          5,103            289
    Shares of beneficial interest sold.................................................         97,265      1,259,074        670,247
    Investment securities sold.........................................................      4,066,715        894,213             --
Other Assets:
    Organization costs (Note 1)........................................................             --         10,866          7,671
                                                                                          ------------   ------------   ------------
Total Assets                                                                               224,946,314    205,826,047     31,302,640
                                                                                          ------------   ------------   ------------
Liabilities:
------------------------------------------------------------------------------------------------------------------------------------
    Payable for forward foreign exchange contracts to buy (Note 5).....................             --             --             --
    Payable for forward foreign currency exchange contracts to sell, at value
    (Contract cost $2,151,051) (Note 5)................................................             --             --             --
Payables:
    Shares of beneficial interest redeemed.............................................        326,086        505,779         42,367
    Investment securities purchased....................................................        784,389      4,263,233             --
    Management fees....................................................................         12,211        158,093          5,313
    Administration fees................................................................          8,148         11,043          1,856
    Share marketing plan fees (Class P only)...........................................          1,275              6             60
    Custodian fees.....................................................................         84,160          4,252          3,021
    Dividends..........................................................................          2,468             --         43,118
    Trustees' fees and expenses........................................................          1,200          1,200          1,200
    Due to custodian...................................................................             --            949             --
    Transfer agency and servicing fees.................................................         27,471         59,228          7,324
    Accrued liabilities and expenses...................................................         70,963         71,204         28,245
                                                                                          ------------   ------------   ------------
Total Liabilities                                                                            1,318,371      5,074,987        132,504
                                                                                          ------------   ------------   ------------
Net Assets                                                                               $ 223,627,943  $ 200,751,060  $  31,170,136
                                                                                          ------------   ------------   ------------
Investments at Identified Cost.........................................................  $ 166,871,646  $ 177,946,765  $  28,395,396
Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss)..................  $   (973,249)  $    (788,704) $      10,172
Accumulated net realized gain/(loss) on securities sold, forward foreign currency exchange contracts, futures contracts, foreign currency transactions and
    securities sold short..............................................................     18,064,449    (17,609,038)       593,727
Net unrealized appreciation of investments, forward foreign currency exchange
    contracts, foreign currency transactions and net other assets......................     53,847,389     25,657,191      2,139,892
Shares of beneficial interest..........................................................        121,515        121,919         19,437
Additional paid-in capital.............................................................    152,567,839    193,369,692     28,406,908
                                                                                          ------------   ------------   ------------
Net Assets                                                                               $ 223,627,943  $ 200,751,060  $  31,170,136

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Class R Shares.........................................................................  $ 220,684,439  $ 200,745,116  $  31,033,709
Class P Shares.........................................................................      2,943,504          5,944        136,427
                                                                                          ------------   ------------   ------------
Net Assets                                                                               $ 223,627,943  $ 200,751,060  $  31,170,136
Number of Fund shares outstanding:
Class R Shares.........................................................................     11,991,170     12,191,551      1,935,235
Class P Shares.........................................................................        160,313            361          8,506
                                                                                          ------------   ------------   ------------
Total Shares                                                                                12,151,483     12,191,912      1,943,741
Class R Shares:
    Net Asset Value, offering and redemption price per share outstanding...............  $       18.40  $       16.47  $       16.04
                                                                                          ------------   ------------   ------------
Class P Shares:
    Net Asset Value, offering and redemption price per share outstanding...............  $       18.36  $       16.47  $       16.04
                                                                                          ------------   ------------   ------------

                                                                                         International  International     Global
                                                                                             Growth       Small Cap    Opportunities
                                                                                             Fund*          Fund           Fund
Assets:
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
    Securities.........................................................................  $  23,208,297  $  39,359,849  $ 30,390,373
    Repurchase agreements..............................................................      3,157,000      1,366,000            --
                                                                                          ------------   ------------   -----------
Total Investments                                                                           26,365,297     40,725,849    30,390,373
Cash...................................................................................            429             --            --
Foreign currency, at value (Cost $373,485, $74,716 and $445,997, respectively).........        379,287         71,461            --
Forward foreign currency exchange contracts:
    Forward foreign currency exchange contracts to buy, at value
    (Contract cost $1,049,952, $131,882, $45,951 and $230,091, respectively) (Note 5)..      1,061,463        132,859        46,359
    Forward foreign currency exchange contracts to sell (Note 5).......................             --             --            --
Receivables:
    Dividends..........................................................................         51,936         56,370        51,628
    Interest...........................................................................            658            285            --
    Shares of beneficial interest sold.................................................        865,283        133,211       158,270
    Investment securities sold.........................................................             --             --       504,623
Other Assets:
    Organization costs (Note 1)........................................................          7,347          9,804         9,597
                                                                                          ------------   ------------   -----------
Total Assets                                                                                28,731,700     41,129,839    31,160,850
                                                                                          ------------   ------------   ------------

Liabilities:
------------------------------------------------------------------------------------------------------------------------------------
    Payable for forward foreign exchange contracts to buy (Note 5).....................      1,049,952        131,882        45,951
    Payable for forward foreign currency exchange contracts to sell, at value
    (Contract cost $2,151,051) (Note 5)................................................             --             --            --
Payables:
    Shares of beneficial interest redeemed.............................................         20,928        119,255        21,032
    Investment securities purchased....................................................      1,449,219        268,757       511,784
    Management fees....................................................................         15,998         37,633        29,375
    Administration fees................................................................          1,441          2,425         1,767
    Share marketing plan fees (Class P only)...........................................              1             --            --
    Custodian fees.....................................................................          6,004          8,987         5,629
    Dividends..........................................................................             --             --            --
    Trustees' fees and expenses........................................................          1,200          1,200         1,200
    Due to custodian...................................................................             --            723     1,209,130
    Transfer agency and servicing fees.................................................          9,289         17,763         5,386
    Accrued liabilities and expenses...................................................         21,550         41,316        22,969
                                                                                          ------------   ------------   -----------
Total Liabilities                                                                            2,575,582        629,941     1,854,223
                                                                                          ------------   ------------   -----------
Net Assets                                                                               $  26,156,118  $  40,499,898  $ 29,306,627
                                                                                          ------------   ------------   -----------
Investments at Identified Cost.........................................................  $  25,165,157  $  36,683,082  $ 27,121,507

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss)..................  $      27,511  $    (160,984) $   (171,117)
Accumulated net realized gain/(loss) on securities sold, forward foreign currency exchange contracts, futures contracts, foreign currency transactions and
    securities sold short..............................................................        (38,105)      (961,490)      509,719
Net unrealized appreciation of investments, forward foreign currency exchange
    contracts, foreign currency transactions and net other assets......................      1,205,637      4,038,239     3,272,879
Shares of beneficial interest..........................................................         18,160         26,773        17,515
Additional paid-in capital.............................................................     24,942,915     37,557,360    25,677,631
                                                                                          ------------   ------------   -----------
Net Assets                                                                               $  26,156,118  $  40,499,898  $ 29,306,627

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Class R Shares.........................................................................  $  26,154,995  $  40,499,898  $ 29,306,627
Class P Shares.........................................................................          1,123            N/A           N/A
                                                                                          ------------   ------------   -----------
Net Assets                                                                               $  26,156,118  $  40,499,898  $ 29,306,627

Number of Fund shares outstanding:
Class R Shares.........................................................................      1,815,946      2,677,311     1,751,514
Class P Shares.........................................................................             78            N/A           N/A
                                                                                          ------------   ------------   -----------
Total Shares                                                                                 1,816,024      2,677,311     1,751,514
Class R Shares:
    Net Asset Value, offering and redemption price per share outstanding...............  $       14.40  $       15.13  $      16.73
                                                                                          ------------   ------------   ------------
Class P Shares:
    Net Asset Value, offering and redemption price per share outstanding...............  $       14.40            N/A           N/A
                                                                                          ------------   ------------   ------------
                                                                                             Global
                                                                                         Communications
Assets:                                                                                       Fund
-------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
    Securities.........................................................................  $ 164,553,844
    Repurchase agreements..............................................................             --
                                                                                          ------------
Total Investments                                                                          164,553,844
Cash...................................................................................             --
Foreign currency, at value (Cost $373,485, $74,716 and $445,997, respectively).........        444,252
Forward foreign currency exchange contracts:
    Forward foreign currency exchange contracts to buy, at value
    (Contract cost $1,049,952, $131,882, $45,951 and $230,091, respectively) (Note 5)..        231,890
    Forward foreign currency exchange contracts to sell (Note 5).......................      2,151,051
Receivables:
    Dividends..........................................................................         47,161
    Interest...........................................................................             --
    Shares of beneficial interest sold.................................................        121,716
    Investment securities sold.........................................................      2,934,296
Other Assets:
    Organization costs (Note 1)........................................................         13,988
                                                                                          ------------
Total Assets                                                                               170,498,198

Liabilities:
-------------------------------------------------------------------------------------------------------
    Payable for forward foreign exchange contracts to buy (Note 5).....................        230,091
    Payable for forward foreign currency exchange contracts to sell, at value
    (Contract cost $2,151,051) (Note 5)................................................      2,168,365
Payables:
    Shares of beneficial interest redeemed.............................................        488,125
    Investment securities purchased....................................................      2,163,889
    Management fees....................................................................         11,288
    Administration fees................................................................          9,988
    Share marketing plan fees (Class P only)...........................................             --
    Custodian fees.....................................................................         37,942
    Dividends..........................................................................             --
    Trustees' fees and expenses........................................................          1,200
    Due to custodian...................................................................        243,625
    Transfer agency and servicing fees.................................................         69,901
    Accrued liabilities and expenses...................................................         91,666
                                                                                          ------------
Total Liabilities                                                                            5,516,080
                                                                                          ------------
Net Assets                                                                               $ 164,982,118
                                                                                          ------------
Investments at Identified Cost.........................................................  $ 137,603,375

Net Assets Consist of:
-------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss)..................  $  (1,918,417)
Accumulated net realized gain/(loss) on securities sold, forward foreign currency exchange contracts, futures contracts, foreign currency transactions and
    securities sold short..............................................................      5,921,218
Net unrealized appreciation of investments, forward foreign currency exchange
    contracts, foreign currency transactions and net other assets......................     26,944,788
Shares of beneficial interest..........................................................         98,528
Additional paid-in capital.............................................................    133,936,001
                                                                                          ------------
Net Assets                                                                               $ 164,982,118

Net Assets:
-------------------------------------------------------------------------------------------------------
Class R Shares.........................................................................  $ 164,982,118
Class P Shares.........................................................................            N/A
                                                                                          ------------
Net Assets                                                                               $ 164,982,118
Number of Fund shares outstanding:
Class R Shares.........................................................................      9,852,843
Class P Shares.........................................................................            N/A
                                                                                          ------------
Total Shares                                                                                 9,852,843
Class R Shares:
    Net Asset Value, offering and redemption price per share outstanding...............  $       16.74
                                                                                          ------------
Class P Shares:
    Net Asset Value, offering and redemption price per share outstanding...............            N/A
                                                                                          ------------

----------------------
The Montgomery Funds
   Statements of
Assets and Liabilities

  December 31, 1996
     (Unaudited)



                                                                                           Emerging       Emerging
                                                                                           Markets          Asia
                                                                                             Fund           Fund
Assets:
----------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
    Securities......................................................................... $  874,571,500  $ 16,355,455
    Repurchase agreements..............................................................     18,439,000     2,245,000
                                                                                         -------------   -----------
Total Investments                                                                          893,010,500    18,600,455
Cash...................................................................................     22,030,781         3,487
Foreign currency, at value (Cost $10,580,191 and $414,996, respectively)...............     10,416,333       414,951
Forward foreign currency exchange contracts:
    Forward foreign currency exchange contracts to buy, at value
    (Contract cost $447,453, $205,188 and $123,903, respectively) (Note 5).............        449,238       205,180
    Forward foreign currency exchange contracts to sell (Note 5).......................      6,506,773        48,225
Receivables:
    Dividends..........................................................................      2,400,561        10,440
    Interest...........................................................................        145,346           564
    Expenses absorbed by Manager.......................................................             --            --
    Shares of beneficial interest sold.................................................       1,347,60       339,765
    Investment securities sold.........................................................     10,110,625        99,634
Other Assets:
Organization costs (Note 1)............................................................          2,801        26,585
                                                                                         -------------   -----------
Total Assets                                                                               946,420,563    19,749,286
                                                                                         -------------   -----------

Liabilities:
----------------------------------------------------------------------------------------------------------------------
Forward foreign exchange contracts:
    Payable for forward foreign exchange contracts to buy (Note 5)................             447,453       205,188
    Payable for forward foreign exchange contracts to sell, at value
    (Contract cost $6,506,773, $48,225 and $1,252,515 respectively) (Note 5)......           6,527,601        48,223
Payables:
    Deferred fee income on dollar roll transactions...............................                  --            --
    Deferred gain on dollar roll transactions.....................................                  --            --
    Shares of beneficial interest redeemed........................................           2,325,744       248,725
    Investment securities purchased...............................................          24,746,704            --
    Management fees...............................................................              53,872        10,680
    Administration fees...........................................................              47,767           975
    Share marketing plan fees (Class P shares only)...............................                   6            --
    Custodian fees................................................................             295,102         3,997
    Dividends.....................................................................                  --       288,384
    Trustees' fees and expenses...................................................               1,200           800
    Due to custodian..............................................................                  --            --
    Transfer agency and servicing fees............................................             318,991         2,866
    Accrued liabilities and expenses..............................................             390,870         7,958
                                                                                         -------------   -----------
Total Liabilities.................................................................          35,155,310       817,796
                                                                                         -------------   -----------
Net Assets........................................................................      $  911,265,253  $ 18,931,490
                                                                                         -------------   -----------
Investments at Identified Cost...................................................       $  822,242,026  $ 16,701,385

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ............      $  (3,271,266)  $    (4,676)
Accumulated net realized gain/(loss) on securities sold, forward foreign currency exchange contracts, futures contracts, foreign currency transactions
    and securities sold short.....................................................        (24,894,852)         1,105
Net unrealized appreciation of investments, forward foreign currency exchange
   contracts, foreign currency transactions and net other assets..................          70,541,167     1,899,012
Shares of beneficial interest.....................................................             657,001        13,057
Additional paid-in capital........................................................         868,233,203    17,022,992
                                                                                         -------------   -----------
Net Assets........................................................................      $  911,265,253  $ 18,931,490

Net Assets:
----------------------------------------------------------------------------------------------------------------------
Class R Shares....................................................................      $  911,257,882  $ 18,931,490
Class P Shares....................................................................               7,371           N/A
                                                                                         -------------   -----------
Net Assets........................................................................      $  911,265,253  $ 18,931,490
Number of Fund shares outstanding:
    Class R Shares................................................................          65,699,563     1,305,692
    Class P Shares................................................................                 533           N/A
                                                                                         -------------   -----------
Total Shares                                                                                65,700,096      1,305,69
Class R Shares:
    Net Asset Value, offering and redemption price per share outstanding..........      $        13.87  $      14.50
                                                                                         -------------   -----------
Class P Shares:
    Net Asset Value, offering and redemption price per share outstanding..........      $        13.83           N/A
                                                                                         -------------   -----------

The accompanying notes are an integral part of these financial statements.

                                                                                            Select          Asset          Short
                                                                                              50         Allocation     Government
                                                                                             Fund           Fund         Bond Fund

Assets:
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
    Securities.........................................................................  $  76,364,793   $ 142,940,032  $ 40,162,995
    Repurchase agreements..............................................................     12,646,000      11,699,000     1,566,000
                                                                                          ------------    ------------   -----------
Total Investments                                                                           89,010,793     154,639,032    41,728,995

Cash...................................................................................             --              --        12,211
Foreign currency, at value (Cost $10,580,191 and $414,996, respectively)...............             --              --            --
Forward foreign currency exchange contracts:
    Forward foreign currency exchange contracts to buy, at value
    (Contract cost $447,453, $205,188 and $123,903, respectively) (Note 5).............        124,737              --            --
    Forward foreign currency exchange contracts to sell (Note 5).......................      1,252,515              --            --
Receivables:
    Dividends..........................................................................         67,418          53,747            --
    Interest...........................................................................          2,635       1,043,400       335,613
    Expenses absorbed by Manager.......................................................             --              --            --
    Shares of beneficial interest sold.................................................        736,147         834,976       310,694
    Investment securities sold.........................................................      3,064,202       1,061,858       248,638
Other Assets:
Organization costs (Note 1)............................................................          6,556          15,087         9,339
                                                                                          ------------    ------------   -----------
Total Assets                                                                                94,265,003     157,648,100    42,645,490
                                                                                          ------------    ------------   -----------

Liabilities:
------------------------------------------------------------------------------------------------------------------------------------
Forward foreign exchange contracts:
    Payable for forward foreign exchange contracts to buy (Note 5)................             123,903             --            --
    Payable for forward foreign exchange contracts to sell, at value
    (Contract cost $6,506,773, $48,225 and $1,252,515 respectively) (Note 5)......           1,253,438             --            --
Payables:
    Deferred fee income on dollar roll transactions...............................                  --           5,646         1,254
    Deferred gain on dollar roll transactions.....................................                  --         113,203        25,156
    Shares of beneficial interest redeemed........................................             215,943         246,515        46,575
    Investment securities purchased...............................................           2,668,981      14,495,844     3,107,619
    Management fees...............................................................              90,848         100,154         4,011
    Administration fees...........................................................               5,262           8,543         1,650
    Share marketing plan fees (Class P shares only)...............................                   7              21             2
    Custodian fees................................................................               8,136           3,193         1,062
    Dividends.....................................................................                  --              --        24,353
    Trustees' fees and expenses...................................................               1,200           1,950         1,200
    Due to custodian..............................................................             155,175         206,083            --
    Transfer agency and servicing fees............................................              28,554          60,835         6,623
    Accrued liabilities and expenses..............................................               4,837          65,227        17,499
                                                                                          ------------    ------------   -----------
Total Liabilities.................................................................           4,596,284      15,307,214     3,237,004
                                                                                          ------------    ------------   -----------
Net Assets........................................................................      $   89,668,719  $  142,340,886  $ 39,408,486
                                                                                          ------------    ------------   -----------
Investments at Identified Cost...................................................       $   81,610,685  $  142,379,734  $ 41,644,972

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ............      $    (169,380)  $     (90,252)  $   (97,145)
Accumulated net realized gain/(loss) on securities sold, forward foreign currency exchange contracts, futures contracts, foreign currency transactions
    and securities sold short                                                                  147,396       1,094,135     (240,116)
Net unrealized appreciation of investments, forward foreign currency exchange
   contracts, foreign currency transactions and net other assets..................           7,388,871      12,259,298        84,023
Shares of beneficial interest.....................................................              55,937          78,699        39,412
Additional paid-in capital........................................................          82,245,895     128,999,006    39,622,312
                                                                                          ------------    ------------   -----------
Net Assets........................................................................      $   89,668,719  $  142,340,886  $  39,408,48

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Class R Shares....................................................................      $   89,617,883  $  142,293,313  $ 39,407,545
Class P Shares....................................................................              50,836          47,573           941
                                                                                          ------------    ------------   -----------
Net Assets........................................................................      $   89,668,719  $  142,340,886  $ 39,408,486

Number of Fund shares outstanding:
    Class R Shares................................................................           5,590,511       7,867,228     3,941,105
    Class P Shares................................................................               3,172           2,626            94
                                                                                          ------------    ------------   -----------
Total Shares                                                                                 5,593,683       7,869,854     3,941,199
Class R Shares:
    Net Asset Value, offering and redemption price per share outstanding..........      $        16.03  $        18.09  $      10.00
                                                                                          ------------    ------------   -----------
Class P Shares:
    Net Asset Value, offering and redemption price per share outstanding..........      $        16.03  $        18.12  $      10.01
                                                                                          ------------    ------------   -----------

                                                                                        California
                                                                                         Tax-Free      Government       Federal
                                                                                       Intermediate      Reserve     Tax-Free Money
                                                                                         Bond Fund        Fund            Fund

Assets:
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
    Securities......................................................................    $ 17,742,531   $ 325,041,657  $ 100,556,411
    Repurchase agreements...........................................................              --     117,545,000             --
                                                                                         -----------    ------------   ------------
Total Investments                                                                         17,742,531     442,586,657    100,556,411
Cash................................................................................          12,240              --             --
Foreign currency, at value (Cost $10,580,191 and $414,996, respectively)............              --              --             --
Forward foreign currency exchange contracts:
    Forward foreign currency exchange contracts to buy, at value
    (Contract cost $447,453, $205,188 and $123,903, respectively) (Note 5)..........              --              --             --
    Forward foreign currency exchange contracts to sell (Note 5)....................              --              --             --
Receivables:
    Dividends.......................................................................              --              --             --
    Interest........................................................................         342,654       3,833,407      1,082,320
    Expenses absorbed by Manager....................................................              --              --         29,541
    Shares of beneficial interest sold..............................................         676,118       1,559,938         34,500
    Investment securities sold......................................................              --          10,502             --
Other Assets:
Organization costs (Note 1).........................................................          12,701           6,962         12,008
                                                                                         -----------    ------------   ------------
Total Assets                                                                              18,786,244     447,997,466    101,714,780
                                                                                         -----------    ------------   ------------


Liabilities:
------------------------------------------------------------------------------------------------------------------------------------
Forward foreign exchange contracts:
    Payable for forward foreign exchange contracts to buy (Note 5)................                --              --             --
    Payable for forward foreign exchange contracts to sell, at value
    (Contract cost $6,506,773, $48,225 and $1,252,515 respectively) (Note 5)......                --              --             --
Payables:
    Deferred fee income on dollar roll transactions...............................                --              --             --
    Deferred gain on dollar roll transactions.....................................                --              --             --
    Shares of beneficial interest redeemed........................................                --       1,174,237             --
    Investment securities purchased...............................................                --              --        211,290
    Management fees...............................................................             1,436          10,367             --
    Administration fees...........................................................               762          17,723          8,264
    Share marketing plan fees (Class P shares only)...............................                --               1             --
    Custodian fees................................................................             1,000           4,815            200
    Dividends.....................................................................            26,930          33,361            381
    Trustees' fees and expenses...................................................             1,200           1,200          1,200
    Due to custodian..............................................................                --         153,838        853,889
    Transfer agency and servicing fees............................................             1,616          28,799          2,316
    Accrued liabilities and expenses..............................................            18,518          54,016         51,013
                                                                                         -----------    ------------   ------------
Total Liabilities.................................................................            51,462       1,478,357      1,128,553
                                                                                         -----------    ------------   ------------
Net Assets........................................................................     $  18,734,782  $  446,519,109  $ 100,586,227
                                                                                         -----------    ------------   ------------
Investments at Identified Cost...................................................      $  17,396,485  $  442,586,657  $ 100,556,411

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ............     $      (1,392) $      (27,708) $          78
Accumulated net realized gain/(loss) on securities sold, forward foreign currency exchange contracts, futures contracts, foreign currency transactions
    and securities sold short                                                               (133,713)        (57,696)            --
Net unrealized appreciation of investments, forward foreign currency exchange
   contracts, foreign currency transactions and net other assets..................            346,046              --            --
Shares of beneficial interest.....................................................             15,025       4,466,088     1,005,861
Additional paid-in capital........................................................         18,508,816     442,138,425    99,580,288
                                                                                         ------------   -------------  ------------
Net Assets........................................................................     $   18,734,782 $   446,519,109 $ 100,586,227

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Class R Shares....................................................................     $  18,734,782  $  446,518,179  $ 100,586,227
Class P Shares....................................................................               N/A             930            N/A
                                                                                         -----------    ------------   ------------
Net Assets........................................................................     $  18,734,782  $  446,519,109  $ 100,586,227
Number of Fund shares outstanding:
    Class R Shares................................................................         1,502,507     446,607,888    100,586,149
    Class P Shares................................................................               N/A             930            N/A
                                                                                         -----------    ------------   ------------
Total Shares                                                                               1,502,507     446,608,818    100,586,149
Class R Shares:
    Net Asset Value, offering and redemption price per share outstanding..........     $       12.47  $         1.00  $        1.00
                                                                                         -----------    ------------   ------------
Class P Shares:
    Net Asset Value, offering and redemption price per share outstanding..........               N/A  $         1.00            N/A
                                                                                         -----------    ------------   ------------

                                                                                             California
                                                                                          Tax-Free Money
                                                                                               Fund
Assets:
--------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
    Securities.........................................................................    $ 118,986,275
    Repurchase agreements..............................................................               --
                                                                                            ------------
Total Investments                                                                            118,986,275
Cash...................................................................................               --
Foreign currency, at value (Cost $10,580,191 and $414,996, respectively)...............               --
Forward foreign currency exchange contracts:
    Forward foreign currency exchange contracts to buy, at value
    (Contract cost $447,453, $205,188 and $123,903, respectively) (Note 5).............               --
    Forward foreign currency exchange contracts to sell (Note 5).......................               --
Receivables:
    Dividends..........................................................................               --
    Interest...........................................................................          883,483
    Expenses absorbed by Manager.......................................................               --
    Shares of beneficial interest sold.................................................           26,972
    Investment securities sold.........................................................               --
Other Assets:
Organization costs (Note 1)............................................................            1,570
                                                                                            ------------
Total Assets                                                                                 119,898,300
                                                                                            ------------


Liabilities:
--------------------------------------------------------------------------------------------------------
Forward foreign exchange contracts:
    Payable for forward foreign exchange contracts to buy (Note 5)................                    --
    Payable for forward foreign exchange contracts to sell, at value
    (Contract cost $6,506,773, $48,225 and $1,252,515 respectively) (Note 5)......                    --
Payables:
    Deferred fee income on dollar roll transactions...............................                    --
    Deferred gain on dollar roll transactions.....................................                    --
    Shares of beneficial interest redeemed........................................                51,010
    Investment securities purchased...............................................                    --
    Management fees...............................................................                40,191
    Administration fees...........................................................
    Share marketing plan fees (Class P shares only)...............................                    --
    Custodian fees................................................................
    Dividends.....................................................................                    11
    Trustees' fees and expenses...................................................                   800
    Due to custodian..............................................................             3,277,141
    Transfer agency and servicing fees............................................                 3,084
    Accrued liabilities and expenses..............................................                13,899
                                                                                            ------------
Total Liabilities.................................................................             3,392,934
                                                                                            ------------
Net Assets........................................................................         $ 116,505,366
                                                                                            ------------
Investments at Identified Cost...................................................          $ 118,986,275

Net Assets Consist of:
--------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ............         $      (1,252)
Accumulated net realized gain/(loss) on securities sold, forward foreign currency exchange contracts, futures contracts, foreign currency transactions
    and securities sold short                                                                     (6,745)
Net unrealized appreciation of investments, forward foreign currency exchange
   contracts, foreign currency transactions and net other assets..................                     --
Shares of beneficial interest.....................................................              1,165,134
Additional paid-in capital........................................................            115,348,229
                                                                                            -------------
Net Assets........................................................................         $  116,505,366

Net Assets:
---------------------------------------------------------------------------------------------------------
Class R Shares....................................................................         $  116,505,366
Class P Shares....................................................................                    N/A
                                                                                            -------------
Net Assets........................................................................         $  116,505,366
Number of Fund shares outstanding:
    Class R Shares................................................................            116,513,363
    Class P Shares................................................................                    N/A
                                                                                            -------------
Total Shares                                                                                  116,513,363
Class R Shares:
    Net Asset Value, offering and redemption price per share outstanding..........         $         1.00
                                                                                            -------------
Class P Shares:
    Net Asset Value, offering and redemption price per share outstanding..........                    N/A
                                                                                            -------------

--------------------------
The Montgomery Funds
--------------------------
Statements of Operations
--------------------------
SIX MONTHS ENDED
DECEMBER 31, 1996
  (Unaudited)

                                                                                         Growth        Micro Cap
                                                                                          Fund           Fund
Net Investment Income:
-----------------------------------------------------------------------------------------------------------------
Investment Income:
Interest..........................................................................  $    5,391,916  $    859,138
Dividends.........................................................................       4,255,233       671,209
                                                                                     -------------   -----------
Total Income                                                                             9,647,149     1,530,347
                                                                                     -------------   -----------
Expenses:
Management fee (Note 2)...........................................................       4,559,589     2,074,305
Custodian fee.....................................................................          20,841        16,236
Transfer agency and servicing fees................................................         877,850       193,869
Administration fee (Note 2).......................................................         301,825       100,024
Share marketing plan fee (Note 3)(Class P Shares only)............................             116           --
Legal and audit fees..............................................................          35,804        30,927
Trustees' fees....................................................................           2,661         2,660
Registration fees.................................................................          64,962        20,603
Printing fees.....................................................................         199,765        19,869
Accounting fees...................................................................         192,274        56,425
Amortization of organization expenses (Note 1)....................................           2,858         1,246
Other.............................................................................          92,291        33,690
Interest expense..................................................................              --            --
                                                                                     -------------   -----------
Total Expenses                                                                           6,350,836     2,549,854
Fees deferred and/or expenses absorbed by Manager (Note 2)........................              --            --
                                                                                     -------------   -----------
Net Expenses                                                                             6,350,836     2,549,854
                                                                                     -------------   -----------
Net Investment Income/(Loss)                                                             3,296,313   (1,019,507)
                                                                                     -------------   -----------

Net Realized and Unrealized Gain/(Loss) on Investments:
-----------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Security transactions.........................................................      55,347,192     3,466,978
    Forward foreign currency exchange contracts...................................              --            --
    Futures contracts.............................................................       2,412,458            --
    Foreign currency transactions.................................................             412            --
                                                                                     -------------   -----------
Net Realized Gain/(Loss) on Investments During the Period                               57,760,062     3,466,978
                                                                                     -------------   -----------

Net change in unrealized appreciation/(depreciation) of:
    Securities....................................................................    (14,219,029)      3,216,026
    Forward foreign currency exchange contracts...................................              --             --
                                                                                     -------------   -----------
    Foreign currency transactions and net other assets............................              --             --
                                                                                     -------------   -----------
Net Unrealized Appreciation/(Depreciation) of Investments During the Period           (14,219,029)      3,216,026
                                                                                     -------------   -----------

Net Realized and Unrealized Gain/(Loss) on Investments............................      43,541,033      6,683,004
                                                                                     -------------   -----------
Net Increase/(Decrease) in Net Assets Resulting from Operations                     $   46,837,346  $   5,663,497
                                                                                     -------------   -----------

Foreign dividend withholding taxes................................................  $           --  $          --

The accompanying notes are an integral part of these financial statements.




                                                                                                         Small Cap       Equity
                                                                                       Small Cap       Oppurtunities     Income
Net Investment Income:                                                                    Fund             Fund           Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest..........................................................................  $     297,476  $      353,502  $      41,687
Dividends.........................................................................        356,290         127,320        430,300
                                                                                        ---------       ---------      ---------
Total Income                                                                              653,766         480,822        471,987
                                                                                        ---------       ---------      ---------
Expenses:
Management fee (Note 2)...........................................................      1,302,042       1,130,588         92,008
Custodian fee.....................................................................         10,649          11,436          4,506
Transfer agency and servicing fees................................................         67,339         195,746         16,826
Administration fee (Note 2).......................................................         98,156          58,998          8,365
Share marketing plan fee (Note 3) (Class P Shares only)...........................          2,329               6             86
Legal and audit fees..............................................................         30,628          28,050         13,077
Trustees' fees....................................................................          2,661           2,660          2,661
Registration fees.................................................................          7,379          53,305         27,321
Printing fees.....................................................................         23,395          35,086             --
Accounting fees...................................................................         52,895          32,072          4,511
Amortization of organization expenses (Note 1)....................................             --           9,190          2,854
Other.............................................................................         29,542          13,666          1,741
Interest expense..................................................................             --              --             --
                                                                                        ---------       ---------      ---------
Total Expenses                                                                          1,627,015       1,570,803        173,956
Fees deferred and/or expenses absorbed by Manager (Note 2)........................             --       (300,898)       (71,701)
                                                                                        ---------       ---------      ---------
Net Expenses                                                                            1,627,015       1,269,905        102,255
                                                                                        ---------       ---------      ---------
Net Investment Income/(Loss)                                                            (973,249)       (789,083)        369,732
                                                                                        ---------       ---------      ---------

Net Realized and Unrealized Gain/(Loss) on Investments:
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Security transactions.........................................................     28,451,036    (16,549,360)        996,070
    Forward foreign currency exchange contracts...................................             --              --             --
    Futures contracts.............................................................             --              --             --
    Foreign currency transactions.................................................             --              --             --
                                                                                      -----------    ------------    -----------
Net Realized Gain/(Loss) on Investments During the Period.........................     28,451,036    (16,549,360)        996,070
                                                                                      -----------    ------------    -----------

Net change in unrealized appreciation/(depreciation) of:
    Securities....................................................................   (25,047,775)      27,279,563      1,184,536
    Forward foreign currency exchange contracts...................................             --              --             --
    Foreign currency transactions and net other assets............................             --              --             --
                                                                                      -----------    ------------    -----------
Net Unrealized Appreciation/(Depreciation) of Investments During the Period          (25,047,775)      27,279,563      1,184,536
                                                                                      -----------    ------------    -----------

Net Realized and Unrealized Gain/(Loss) on Investments............................      3,403,261      10,730,203      2,180,606
                                                                                      -----------    ------------    -----------
Net Increase/(Decrease) in Net Assets Resulting from Operations                      $  2,430,012  $    9,941,120  $   2,550,338
                                                                                      -----------    ------------    -----------

Foreign dividend withholding taxes................................................   $         --  $          --   $          --






                                                                                      International  International     Global
                                                                                          Growth       Small Cap   Opportunities
Net Investment Income:                                                                     Fund          Fund           Fund
--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest..........................................................................  $      61,421  $      89,726  $     18,257
Dividends.........................................................................        104,392        142,776       129,806
                                                                                      -----------    ------------    -----------
Total Income                                                                              165,813        232,502       148,063
                                                                                      -----------    ------------    -----------
Expenses:
Management fee (Note 2)...........................................................        182,254        490,943       333,288
Custodian fee.....................................................................         12,742         19,103        12,778
Transfer agency and servicing fees................................................         19,320         48,579        20,956
Administration fee (Note 2).......................................................          6,800         14,456         9,541
Share marketing plan fee (Note 3) (Class P Shares only)...........................              1             --            --
Legal and audit fees..............................................................          7,860         15,842        11,547
Trustees' fees....................................................................          2,660          2,660         2,661
Registration fees.................................................................         21,593         20,810        14,573
Printing fees.....................................................................            707         11,472         5,309
Accounting fees...................................................................          8,006         18,206        11,613
Amortization of organization expenses (Note 1)....................................          1,050          3,194         3,047
Other.............................................................................          4,959          6,367         4,403
Interest expense..................................................................             --             --            --
                                                                                      -----------    ------------    -----------
Total Expenses                                                                            267,952        651,632       429,716
Fees deferred and/or expenses absorbed by Manager (Note 2)........................      (106,853)      (258,146)     (170,376)
                                                                                      -----------    ------------    -----------
Net Expenses                                                                              161,099        393,486       259,340
                                                                                      -----------    ------------    -----------
Net Investment Income/(Loss)                                                                4,714      (160,984)     (111,277)
                                                                                      -----------    ------------    -----------

Net Realized and Unrealized Gain/(Loss) on Investments:
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Security transactions.........................................................         34,719      1,076,869       981,123
    Forward foreign currency exchange contracts...................................       (43,065)       (54,667)      (29,568)
    Futures contracts.............................................................             --             --            --
    Foreign currency transactions.................................................         13,647         10,738         2,043
                                                                                      -----------    ------------    -----------
Net Realized Gain/(Loss) on Investments During the Period.........................          5,301      1,032,940       953,598
                                                                                      -----------    ------------    -----------

Net change in unrealized appreciation/(depreciation) of:
    Securities....................................................................      1,122,943      (161,212)      (82,351)
    Forward foreign currency exchange contracts...................................         11,511            520         4,290
    Foreign currency transactions and net other assets............................        (5,923)             82           688
                                                                                      -----------    ------------    -----------
Net Unrealized Appreciation/(Depreciation) of Investments During the Period             1,128,531      (160,610)      (77,373)
                                                                                      -----------    ------------    -----------

Net Realized and Unrealized Gain/(Loss) on Investments............................      1,133,832        872,330       876,225
                                                                                      -----------    ------------    -----------
Net Increase/(Decrease) in Net Assets Resulting from Operations                      $  1,138,546  $     711,346  $    764,948
                                                                                      -----------    ------------    -----------

Foreign dividend withholding taxes................................................   $         --  $       9,709  $     18,569

                                                                                        Global
                                                                                     Opportunities
Net Investment Income:                                                                   Fund
--------------------------------------------------------------------------------------------------
Investment Income:
Interest..........................................................................  $       33,992
Dividends.........................................................................         424,522
                                                                                      ------------
Total Income                                                                               458,514
                                                                                      ------------
Expenses:
Management fee (Note 2)...........................................................       1,364,143
Custodian fee.....................................................................         112,455
Transfer agency and servicing fees................................................         205,773
Administration fee (Note 2).......................................................          64,974
Share marketing plan fee (Note 3) (Class P Shares only)...........................              --
Legal and audit fees..............................................................          26,046
Trustees' fees....................................................................           2,661
Registration fees.................................................................           6,215
Printing fees.....................................................................          32,398
Accounting fees...................................................................          79,621
Amortization of organization expenses (Note 1)....................................           3,524
Other.............................................................................          19,567
Interest expense..................................................................              --
                                                                                      ------------
Total Expenses                                                                           1,917,377
Fees deferred and/or expenses absorbed by Manager (Note 2)........................       (149,089)
                                                                                      ------------
Net Expenses                                                                             1,768,288
                                                                                      ------------
Net Investment Income/(Loss)                                                           (1,309,774)
                                                                                      ------------

Net Realized and Unrealized Gain/(Loss) on Investments:
--------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Security transactions.........................................................       8,289,682
    Forward foreign currency exchange contracts...................................       (362,673)
    Futures contracts.............................................................              --
    Foreign currency transactions.................................................         112,811
                                                                                      ------------
Net Realized Gain/(Loss) on Investments During the Period.........................       8,039,820
                                                                                      ------------

Net change in unrealized appreciation/(depreciation) of:
    Securities....................................................................    (11,376,221)
    Forward foreign currency exchange contracts...................................         (9,583)
    Foreign currency transactions and net other assets............................          27,967
                                                                                      ------------
Net Unrealized Appreciation/(Depreciation) of Investments During the Period           (11,357,837)
                                                                                      ------------

Net Realized and Unrealized Gain/(Loss) on Investments............................     (3,318,017)
                                                                                      ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations                     $  (4,627,791)
                                                                                      ------------

Foreign dividend withholding taxes................................................  $       27,806

-------------------------------
The Montgomery Funds
-------------------------------
Statements of Operations

SIX MONTHS ENDED
DECEMBER 31, 1996
   (Unaudited)

                                                                                         Emerging      Emerging
                                                                                          Markets        Asia
Net Investment Income:                                                                     Fund          Fund*
-------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest.......................................................................... $     1,130,551  $       25,332
Dividends.........................................................................       6,790,080          27,128
                                                                                         ---------       ---------
Total Income                                                                             7,920,631          52,460
                                                                                         ---------       ---------

Expenses:
Management fee (Note 2)...........................................................       4,974,558          31,049
Custodian fee.....................................................................         839,748           6,892
Transfer agency and servicing fees................................................         910,571           3,871
Administration fee (Note 2).......................................................         281,914           1,738
Share marketing plan fee (Note 3)(Class P Shares only)............................               5              --
Legal and audit fees..............................................................          48,349           4,555
Trustees' fees....................................................................           1,606             916
Registration fees.................................................................          35,857           4,669
Printing fees.....................................................................         162,181           1,760
Accounting expense................................................................         407,249           1,831
Amortization of organization expenses (Note 1)....................................           8,541           5,092
Other.............................................................................         110,795              31
Interest expens...................................................................              --              --
                                                                                         ---------       ---------
Total Expenses                                                                           7,781,374          62,404
Fees deferred and/or expenses absorbed by Manager (Note 2)........................              --         (35,951)
                                                                                         ---------       ---------
Net Expenses                                                                             7,781,374          26,453
                                                                                         ---------       ---------
Net Investment Income/(Loss)                                                               139,257          26,007
                                                                                         ---------       ---------
Net Realized and Unrealized Gain/(Loss) on Investments:
-------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Security transactions.........................................................         694,349           7,736
    Forward foreign currency exchange contracts...................................        (845,358)             --
    Futures contracts.............................................................              --              --
    Foreign currency transactions.................................................        (168,865)         (6,631)
                                                                                         ---------       ---------
Net Realized Gain/(Loss) on Investments During the Period.........................        (319,874)          1,105
                                                                                         ---------       ---------

Net change in unrealized appreciation/(depreciation) of:
    Securities....................................................................     (18,460,026)      1,899,070
    Forward foreign currency exchange contracts...................................           6,083             (6)
    Foreign currency transactions and net other assets............................          19,994            (52)
                                                                                      ------------       ---------
Net Unrealized Appreciation/(Depreciation) of Investments During the Period            (18,433,949)      1,899,012
                                                                                      ------------       ---------

Net Realized Gain/(Loss) on Investments...........................................     (18,753,823)      1,900,117
                                                                                      ------------       ---------
Net Increase/(Decrease) in Net Assets Resulting from Operations                    $   (18,614,566) $    1,926,124
                                                                                      ------------       ---------

Foreign dividend withholding taxes................................................ $       365,176  $        2,467

* Emerging Asia Fund and Federal Tax-Free Money Fund commenced operations on September 30, 1996, and July 15, 1996, respectively.

The accompanying notes are an integral part of these financial statements.

                                                                                       Select          Asset          Short
                                                                                         50         Allocation     Government
Net Investment Income:                                                                  Fund           Fund         Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest.......................................................................... $     255,444  $    2,457,738  $     175,669
Dividends.........................................................................       390,859         340,314             --
                                                                                       ---------       ---------      ---------
Total Income                                                                             646,303       2,798,052      1,175,669
                                                                                       ---------       ---------      ---------

Expenses:
Management fee (Note 2)...........................................................       593,538         693,300         92,607
Custodian fee.....................................................................        22,633          10,828          3,112
Transfer agency and servicing fees................................................        87,409         156,681         21,093
Administration fee (Note 2).......................................................        28,293          48,447          8,175
Share marketing plan fee (Note 3)(Class P Shares only)............................             7              55              1
Legal and audit fees..............................................................        13,569          20,520         12,590
Trustees' fees....................................................................         2,661           3,991          2,661
Registration fees.................................................................        26,759          26,134         20,849
Printing fees.....................................................................        14,045          19,577            849
Accounting expense................................................................        34,058          26,735          6,169
Amortization of organization expenses (Note 1)....................................         4,172           4,884          6,027
Other.............................................................................         8,943          15,364          6,809
Interest expense..................................................................            --          76,499        121,644
                                                                                       ---------       ---------      ---------
Total Expenses                                                                           836,087       1,103,015        302,586
Fees deferred and/or expenses absorbed by Manager (Note 2)........................      (104,448)       (120,803)       (81,746)
                                                                                       ---------       ---------      ---------
Net Expenses                                                                             731,639         982,212        220,840
                                                                                       ---------       ---------      ---------
Net Investment Income/(Loss)                                                             (85,336)      1,815,840        954,829
                                                                                       ---------       ---------      ---------

Net Realized and Unrealized Gain/(Loss) on Investments:
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Security transactions.........................................................       275,366       4,291,006        150,413
    Forward foreign currency exchange contracts...................................       (72,419)             33             --
    Futures contracts.............................................................            --           2,179        (16,266)
    Foreign currency transactions.................................................        23,507               4             --
                                                                                       ---------       ---------      ---------
Net Realized Gain/(Loss) on Investments During the Period.........................       226,454       4,293,222        134,147
                                                                                       ---------       ---------      ---------

Net change in unrealized appreciation/(depreciation) of:
    Securities....................................................................       780,021        (392,117)       150,233
    Forward foreign currency exchange contracts...................................           127              --             --
    Foreign currency transactions and net other assets............................        (9,231)             --             --
                                                                                       ---------       ---------      ---------
Net Unrealized Appreciation/(Depreciation) of Investments During the Period              770,917        (392,117)       150,233
                                                                                       ---------       ---------      ---------

Net Realized Gain/(Loss) on Investments...........................................       997,371       3,901,105        284,380
                                                                                       ---------       ---------      ---------
Net Increase/(Decrease) in Net Assets Resulting from Operations                    $     912,035  $    5,716,945  $   1,239,209
                                                                                       ---------       ---------      ---------

Foreign dividend withholding taxes................................................ $       2,971  $        1,263  $          --

                                                                                     California
                                                                                      Tax-Free     Government      Federal
                                                                                    Intermediate     Reserve    Tax-Free Money
Net Investment Income:                                                                Bond Fund       Fund           Fund*
--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest..........................................................................  $    390,441  $   13,318,397  $   920,272
Dividends.........................................................................            --              --           --
                                                                                       ---------       ---------     --------
Total Income                                                                             390,441      13,318,397      920,272
                                                                                       ---------       ---------     --------

Expenses:
Management fee (Note 2)...........................................................        42,388       1,315,371      103,976
Custodian fee.....................................................................            --          15,709        1,916
Transfer agency and servicing fees................................................         4,436          84,171        4,367
Administration fee (Note 2).......................................................         3,931         109,359       12,997
Share marketing plan fee (Note 3)(Class P Shares only)............................            --               1           --
Legal and audit fees..............................................................        13,421          34,537       13,124
Trustees' fees....................................................................         2,661           2,661        2,277
Registration fees.................................................................         5,428          39,268       49,994
Printing fees.....................................................................           536          21,409        3,143
Accounting expense................................................................         3,003          93,337        9,147
Amortization of organization expenses (Note 1)....................................         4,257           5,605        8,809
Other.............................................................................        12,995          21,470          358
Interest expense..................................................................            --              --           --
                                                                                       ---------       ---------     --------
Total Expenses                                                                            93,056       1,742,898      210,108
Fees deferred and/or expenses absorbed by Manager (Note 2)........................       (39,307)       (291,556)    (210,108)
                                                                                       ---------       ---------     --------
Net Expenses                                                                              53,749       1,451,342            0
                                                                                       ---------       ---------     --------
Net Investment Income/(Loss)                                                             336,692      11,867,055      920,272
                                                                                       ---------       ---------     --------
Net Realized and Unrealized Gain/(Loss) on Investments:
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Security transactions.........................................................        24,225         (14,801)          --
    Forward foreign currency exchange contracts...................................            --              --           --
    Futures contracts.............................................................            --              --           --
    Foreign currency transactions.................................................            --              --           --
                                                                                       ---------       ---------     --------
Net Realized Gain/(Loss) on Investments During the Period.........................        24,225         (14,801)          --
                                                                                       ---------       ---------     --------

Net change in unrealized appreciation/(depreciation) of:
    Securities....................................................................       275,430              --           --
    Forward foreign currency exchange contracts...................................            --              --           --
    Foreign currency transactions and net other assets............................            --              --           --
                                                                                       ---------       ---------     --------
Net Unrealized Appreciation/(Depreciation) of Investments During the Period              275,430              --           --
                                                                                       ---------       ---------     --------

Net Realized Gain/(Loss) on Investments...........................................       299,655         (14,801)          --
                                                                                       ---------       ---------     --------
Net Increase/(Decrease) in Net Assets Resulting from Operations                     $    636,347  $   11,852,254  $   920,272
                                                                                       ---------       ---------     --------

Foreign dividend withholding taxes................................................  $         --  $           --  $        --

                                                                                      California
                                                                                    Tax-Free Money
Net Investment Income:                                                                   Fund
---------------------------------------------------------------------------------------------------
Investment Income:
Interest..........................................................................   $    1,844,754
Dividends.........................................................................               --
                                                                                          ---------
Total Income                                                                              1,844,754
                                                                                          ---------

Expenses:
Management fee (Note 2)...........................................................          389,639
Custodian fee.....................................................................            6,808
Transfer agency and servicing fees................................................           11,708
Administration fee (Note 2).......................................................           26,818
Share marketing plan fee (Note 3)(Class P Shares only)............................               --
Legal and audit fees..............................................................           15,001
Trustees' fees....................................................................            2,260
Registration fees.................................................................               --
Printing fees.....................................................................            2,002
Accounting expense................................................................           20,370
Amortization of organization expenses (Note 1)....................................              285
Other.............................................................................              111
Interest expense..................................................................               --
                                                                                          ---------
Total Expenses                                                                              475,002
Fees deferred and/or expenses absorbed by Manager (Note 2)........................         (163,911)
                                                                                          ---------
Net Expenses                                                                                311,091
                                                                                          ---------
Net Investment Income/(Loss)                                                              1,533,663
                                                                                          ---------
Net Realized and Unrealized Gain/(Loss) on Investments:
---------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Security transactions.........................................................               --
    Forward foreign currency exchange contracts...................................               --
    Futures contracts.............................................................               --
    Foreign currency transactions.................................................               --
                                                                                          ---------
Net Realized Gain/(Loss) on Investments During the Period.........................               --
                                                                                          ---------

Net change in unrealized appreciation/(depreciation) of:
    Securities....................................................................               --
    Forward foreign currency exchange contracts...................................               --
    Foreign currency transactions and net other assets............................               --
                                                                                          ---------
Net Unrealized Appreciation/(Depreciation) of Investments During the Period                      --
                                                                                          ---------

Net Realized Gain/(Loss) on Investments...........................................               --
                                                                                          ---------
Net Increase/(Decrease) in Net Assets Resulting from Operations                     $     1,533,663
                                                                                          ---------

Foreign dividend withholding taxes................................................  $            --

--------------------------------
The Montgomery Funds
--------------------------------
    Statements of
 Changes in Net Assets
--------------------------------

SIX MONTHS  ENDED
DECEMBER 31, 1996
  (Unaudited)



                                                                                            Growth       Micro Cap
                                                                                             Fund          Fund
Increase/(Decrease) in Net Assets from Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)...................................................... $        3,296,313  $   (1,019,507)
Net realized  gain/(loss)  on  securities,  forward  foreign  currency  exchange contracts, futures contracts and foreign currency transactions
    during the period.............................................................         57,760,062       3,466,978
Net unrealized appreciation/(depreciation) of securities, forward foreign currency exchange contracts, futures contracts, foreign currency
    transactions and net other assets during the period...........................        (14,219,029)      3,216,026
Net Increase/(Decrease) in Net Assets Resulting from Operations                            46,837,346       5,663,497

Distributions to Shareholders:
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R Shares................................................................         (6,881,795)             --
    Class P Shares................................................................               (542)             --
Distributions to shareholders from net realized gains on investments:
    Class R Shares................................................................       (120,824,002)    (20,853,200)
    Class P Shares................................................................            (12,739)             --
                                                                                        -------------    ------------
Total distributions...............................................................       (127,719,078)    (20,853,200)
Beneficial Interest Transactions:
----------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (Note 4):
    Class R Shares................................................................        150,229,563       7,615,801
    Class P Shares................................................................             65,511              --
Net Increase/(Decrease) in Net Assets                                                      69,413,342      (7,573,902)
Net Assets:
----------------------------------------------------------------------------------------------------------------------
Beginning of Period...............................................................        926,463,973     306,217,166
End of Period..................................................................... $      995,877,315  $  298,643,264
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss). $           44,469  $   (1,019,507)

                                                                                            Emerging        Emerging
                                                                                             Markets          Asia
                                                                                              Fund            Fund*
Increase/(Decrease) in Net Assets from Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income............................................................. $          139,257  $       26,007
Net realized  gain/(loss)  on  securities,  forward  foreign  currency  exchange contracts,futures contracts and foreign currency transactions
    during the period.............................................................           (319,874)          1,105
Net unrealized appreciation/(depreciation) of securities, forward foreign currency exchange contracts, futures contracts, foreign currency
    transactions and net other assets during the period...........................        (18,433,949)      1,899,012
Net Increase/(Decrease) in Net Assets Resulting from Operations                           (18,614,566)      1,926,124
Distributions to Shareholders:
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R Shares................................................................         (4,538,875)        (30,683)
    Class P Shares................................................................                (18)             --
Distributions to shareholders from net realized gains on investments:
    Class R Shares................................................................                 --              --
    Class P Shares................................................................                 --              --
                                                                                        -------------    ------------
Total distributions...........................................................             (4,538,893)        (30,683)
Beneficial Interest Transactions:
----------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (Note 4):
    Class R Shares................................................................        (59,966,429)     16,036,049
    Class P Shares................................................................              5,080              --
Net Increase/(Decrease) in Net Assets                                                     (83,114,808)     17,931,490
Net Assets:
----------------------------------------------------------------------------------------------------------------------
Beginning of Period...............................................................        994,380,061       1,000,000
End of Period                                                                      $      911,265,253  $   18,931,490
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss)  $       (3,271,266) $       (4,676)

* Emerging Asia Fund and Federal Tax-Free Money Fund commenced operations on September 30, 1996, and July 15, 1996, respectively.

The accompanying notes are an integral part of these financial statements.


                                                                                                     Small Cap         Equity
                                                                                      Small Cap    Opportunities       Income
                                                                                        Fund           Fund             Fund
Increase/(Decrease) in Net Assets from Operations:
     ---------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)...................................................... $    (973,249) $     (789,083)  $    369,732
Net realized  gain/(loss)  on  securities,  forward  foreign  currency  exchange contracts, futures contracts and foreign currency transactions
    during the period.............................................................    28,451,036     (16,549,360)       996,070
Net unrealized appreciation/(depreciation) of securities, forward foreign currency exchange contracts, futures contracts, foreign currency
    transactions and net other assets during the period...........................   (25,047,775)    (27,279,563)     1,184,536
Net Increase/(Decrease) in Net Assets Resulting from Operations                        2,430,012       9,941,120      2,550,338

Distributions to Shareholders:
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R Shares................................................................            --         (40,528)      (361,644)
    Class P Shares................................................................            --              (1)        (1,281)
Distributions to shareholders from net realized gains on investments:
    Class R Shares................................................................   (40,473,959)             --     (2,222,292)
    Class P Shares................................................................      (417,004)             --         (8,588)
                                                                                    ------------       ---------    -----------
Total distributions...............................................................   (40,890,963)        (40,529)    (2,593,805)
Beneficial Interest Transactions:
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (Note 4):
    Class R Shares................................................................   (16,325,079)     54,705,056     11,764,278
    Class P Shares................................................................     3,352,445           5,200        135,477
Net Increase/(Decrease) in Net Assets                                                (51,433,585)     64,610,847     11,856,288
Net Assets:
--------------------------------------------------------------------------------------------------------------------------------
Beginning of Period...............................................................   275,061,528     136,140,213     19,313,848
End of Period..................................................................... $ 223,627,943  $  200,751,060  $  31,170,136
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss). $    (973,249) $     (788,704) $      10,172

                                                                                       Select           Asset         Short
                                                                                         50          Allocation    Government
                                                                                        Fund            Fund        Bond Fund
Increase/(Decrease) in Net Assets from Operations:
--------------------------------------------------------------------------------------------------------------------------------
Net investment income............................................................. $     (85,336) $    1,815,840  $     954,829
Net realized  gain/(loss)  on  securities,  forward  foreign  currency  exchange contracts,futures contracts and foreign currency transactions
    during the period.............................................................       226,454       4,293,222        134,147
Net unrealized appreciation/(depreciation) of securities, forward foreign currency exchange contracts, futures contracts, foreign currency
    transactions and net other assets during the period...........................       770,917        (392,117)       150,233
Net Increase/(Decrease) in Net Assets Resulting from Operations                          912,035       5,716,945      1,239,209
Distributions to Shareholders:
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R Shares................................................................       (90,228)     (2,908,045)      (956,534)
    Class P Shares................................................................            --            (834)           (28)
Distributions to shareholders from net realized gains on investments:
    Class R Shares................................................................    (3,066,732)    (11,975,120)            --
    Class P Shares................................................................            --          (3,810)            --
                                                                                    ------------       ---------    -----------
Total distributions...........................................................        (3,156,960)    (14,887,809)      (956,562)
Beneficial Interest Transactions:
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (Note 4):
    Class R Shares................................................................    13,908,567      18,949,029     16,443,833
    Class P Shares................................................................        50,400           9,387             25
Net Increase/(Decrease) in Net Assets                                                 11,714,042       9,787,552     16,726,505
Net Assets:
--------------------------------------------------------------------------------------------------------------------------------
Beginning of Period...............................................................    77,954,677     132,553,334     22,681,981
End of Period                                                                      $  89,668,719  $  142,340,886  $  39,408,486
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss)  $    (169,380) $      (90,252) $     (97,145)

                                                                                     International International    Global
                                                                                        Growth       Small Cap   Opportunities
                                                                                         Fund          Fund          Fund
Increase/(Decrease) in Net Assets from Operations:
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)......................................................  $      4,714  $     (160,984) $  (111,277)
Net realized  gain/(loss)  on  securities,  forward  foreign  currency  exchange contracts, futures contracts and foreign currency transactions
    during the period.............................................................         5,301       1,032,940      953,598
Net unrealized appreciation/(depreciation) of securities, forward foreign currency exchange contracts, futures contracts, foreign currency
    transactions and net other assets during the period...........................     1,128,531        (160,610)     (77,373)
Net Increase/(Decrease) in Net Assets Resulting from Operations                        1,138,546         711,346      764,948

Distributions to Shareholders:
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R Shares................................................................            --              --           --
    Class P Shares................................................................            --              --           --
Distributions to shareholders from net realized gains on investments:
    Class R Shares................................................................    (2,164,561)             --   (1,395,342)
    Class P Shares................................................................          (116)             --           --
                                                                                     -----------      ----------  -----------
Total distributions...............................................................    (2,164,677)             --   (1,395,342)
Beneficial Interest Transactions:
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (Note 4):
    Class R Shares................................................................     8,878,281      (1,851,040)   1,441,520
    Class P Shares................................................................           116              --           --
Net Increase/(Decrease) in Net Assets                                                  7,852,266      (1,139,694)     811,126
Net Assets:
-------------------------------------------------------------------------------------------------------------------------------
Beginning of Period...............................................................    18,303,852      41,639,592   28,495,501
End of Period.....................................................................  $ 26,156,118  $   40,499,898  $29,306,627
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss).  $     27,511  $     (160,984) $  (171,117)

                                                                                   California Tax-Free   Government    Federal
                                                                                    Intermediate       Reserve     Tax-Free
                                                                                      Bond Fund          Fund     Money Fund*
Increase/(Decrease) in Net Assets from Operations:
-------------------------------------------------------------------------------------------------------------------------------
Net investment income.............................................................  $    336,692  $   11,867,055  $  920,272
Net realized  gain/(loss)  on  securities,  forward  foreign  currency  exchange contracts,futures contracts and foreign currency transactions
    during the period.............................................................        24,225         (14,801)          --
Net unrealized appreciation/(depreciation) of securities, forward foreign currency exchange contracts, futures contracts, foreign currency
    transactions and net other assets during the period...........................       275,430              --           --
Net Increase/(Decrease) in Net Assets Resulting from Operations                          636,347      11,852,254      920,272
Distributions to Shareholders:
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R Shares................................................................     (338,468)    (11,868,190)    (920,194)
    Class P Shares................................................................            --            (23)           --
Distributions to shareholders from net realized gains on investments:
    Class R Shares................................................................            --              --           --
    Class P Shares................................................................            --              --           --
                                                                                     -----------    ------------  -----------
Total distributions...........................................................         (338,468)    (11,868,213)    (920,194)
Beneficial Interest Transactions:
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (Note 4):
    Class R Shares................................................................     4,488,970       7,111,501  100,586,149
    Class P Shares................................................................            --              23           --
Net Increase/(Decrease) in Net Assets                                                  4,786,849       7,095,565  100,586,227
Net Assets:
-------------------------------------------------------------------------------------------------------------------------------
Beginning of Period...............................................................    13,947,933     439,423,544           --
End of Period                                                                       $ 18,734,782  $  446,519,109 $100,586,227
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss)   $     (1,392) $      (27,708)$         78

                                                                                          Global
                                                                                      Communications
                                                                                           Fund
Increase/(Decrease) in Net Assets from Operations:
-------------------------------------------------------------------------------------------------------
Net investment income/(loss)......................................................   $    (1,309,774)
Net realized  gain/(loss)  on  securities,  forward  foreign  currency  exchange contracts, futures contracts and foreign currency transactions
    during the period.............................................................         8,039,820
Net unrealized appreciation/(depreciation) of securities, forward foreign currency exchange contracts, futures contracts, foreign currency
    transactions and net other assets during the period...........................       (11,357,837)
Net Increase/(Decrease) in Net Assets Resulting from Operations                           (4,627,791)

Distributions to Shareholders:
----------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R Shares................................................................                --
    Class P Shares................................................................                --
Distributions to shareholders from net realized gains on investments:
    Class R Shares................................................................        (9,157,321)
    Class P Shares................................................................                --
                                                                                         -----------
Total distributions...............................................................        (9,157,321)
Beneficial Interest Transactions:
----------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (Note 4):
    Class R Shares................................................................       (27,903,505)
    Class P Shares................................................................                --
Net Increase/(Decrease) in Net Assets                                                    (41,688,617)
Net Assets:
----------------------------------------------------------------------------------------------------
Beginning of Period...............................................................       206,670,735
End of Period.....................................................................   $   164,982,118
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss).   $    (1,918,417)

                                                                                         California
                                                                                          Tax-Free
                                                                                         Money Fund
Increase/(Decrease) in Net Assets from Operations:
----------------------------------------------------------------------------------------------------
Net investment income.............................................................    $    1,533,663
Net realized  gain/(loss)  on  securities,  forward  foreign  currency  exchange contracts,futures contracts and foreign currency transactions
    during the period.............................................................                --
Net unrealized appreciation/(depreciation) of securities, forward foreign currency exchange contracts, futures contracts, foreign currency
    transactions and net other assets during the period...........................                --
Net Increase/(Decrease) in Net Assets Resulting from Operations                            1,533,663
Distributions to Shareholders:
----------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R Shares................................................................        (1,534,021)
    Class P Shares................................................................                --
Distributions to shareholders from net realized gains on investments:
    Class R Shares................................................................                --
    Class P Shares................................................................                --
                                                                                         -----------
Total distributions...........................................................            (1,534,021)
Beneficial Interest Transactions:
----------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (Note 4):
    Class R Shares................................................................        18,371,705
    Class P Shares................................................................                --
Net Increase/(Decrease) in Net Assets                                                     18,371,347
Net Assets:
----------------------------------------------------------------------------------------------------
Beginning of Period...............................................................        98,134,019
End of Period                                                                        $   116,505,366
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss)    $        (1,252)

-------------------------
  The Montgomery Funds
-------------------------
      Statements of
 Changes in Net Assets
-------------------------
YEAR ENDED JUNE 30, 1996

                                                                                          Growth          Micro Cap
                                                                                           Fund             Fund
Increase/(Decrease) in Net Assets from Operations:
---------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)...................................................... $        6,767,326   $    (301,127)
Net realized gain/(loss) on securities, forward foreign currency exchange contracts, futures contracts, securities sold short and foreign
    currency transactions during the year.........................................        130,190,463      18,612,352
Net unrealized appreciation/(depreciation) of securities, forward foreign currency exchange contracts, futures contracts, securities sold short,
    foreign currency transactions and net other assets during the year............         50,658,955      48,603,938
Net Increase/(Decrease) in Net Assets Resulting from Operations                           187,616,744      66,915,163
Distributions to Shareholders:
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R Shares................................................................         (6,829,130)       (704,275)
Distributions to shareholders from net realized gains on investments:
    Class R Shares................................................................        (63,292,460)     (1,959,952)
                                                                                         ------------     -----------
Total distributions...............................................................        (70,121,590)     (2,664,227)
Beneficial Interest Transactions:
---------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (Note 4):
    Class R Shares................................................................        (69,881,260)     79,016,734
    Class P Shares................................................................             74,369              --
Net Increase in Net Assets                                                                 47,688,263     143,267,670
Net Assets:
---------------------------------------------------------------------------------------------------------------------
Beginning of year.................................................................        878,775,710     162,949,496
End of Year....................................................................... $      926,463,973  $  306,217,166
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss)  $        3,630,493              --

* Small Cap Opportunities and International Growth Funds commenced operations on December 29, 1995, and July 3,1995, respectively.

                                                                                           Global         Emerging
                                                                                       Communications      Markets
                                                                                            Fund            Fund
Increase/(Decrease) in Net Assets from Operations:
---------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)...................................................... $       (2,259,151) $    5,560,107
Net realized gain/(loss) on securities, forward foreign currency exchange contracts, futures contracts, securities sold short and foreign
    currency transactions during the year.........................................         27,699,185      (3,155,465)
Net unrealized appreciation/(depreciation) of securities, forward foreign currency exchange contracts, futures contracts, securities sold short, foreign currency transactions and net other
    assets during the year........................................................          8,622,000      60,263,843
Net Increase in Net Assets Resulting from Operation                                        34,062,034      62,668,485
Distributions to Shareholders:
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R Shares................................................................                 --              --
    Class P Shares................................................................                 --              --
Distributions to shareholders in excess of net investment income:
    Class R Shares................................................................                 --              --
Distributions to shareholders from net realized gains on investments:
    Class R Shares................................................................                 --              --
                                                                                         ------------     -----------

Total distributions...............................................................                 --              --
Beneficial Interest Transactions:
---------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (Note 4):
    Class R Shares................................................................        (37,035,505)    (66,373,869)
    Class P Shares................................................................                 --           2,050)
Net Increase/(Decrease) in Net Assets.............................................         (2,973,471)     (3,703,334)
Net Assets:
---------------------------------------------------------------------------------------------------------------------
Beginning of year.................................................................        209,644,206     998,083,395
End of Year                                                                        $      206,670,735  $  994,380,061
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss)  $         (608,643) $    1,128,370

84

* Select 50 Fund commenced operations on October 2, 1995.

The accompanying notes are an integral part of these financial statements.


                                                                                                         Small Cap       Equity
                                                                                        Small Cap      Opportunities     Income
                                                                                          Fund             Fund*          Fund
Increase/(Decrease) in Net Assets from Operations:
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)......................................................   $  (1,104,198)  $      40,908  $     506,216
Net realized  gain/(loss)  on  securities,  forward  foreign  currency  exchange contracts, futures contracts, securities sold short and foreign
    currency transactions during the year.........................................      45,933,860      (1,059,678)     1,936,696
Net unrealized appreciation/(depreciation) of securities, forward foreign currency exchange contracts, futures contracts, securities sold short,
    foreign currency transactions and net other assets during the year............      33,785,316      (1,622,372)       637,261
Net Increase/(Decrease) in Net Assets Resulting from Operations                         78,614,978      (2,641,142)     3,080,173
Distributions to Shareholders:
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R Shares................................................................              --              --       (503,831)

Distributions to shareholders from net realized gains on investments:
    Class R Shares................................................................     (20,796,972)             --       (148,133)

                                                                                      ------------       ---------      ---------
Total distributions...............................................................     (20,796,972)             --       (651,964)
-----------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions:
Net increase/(decrease) from beneficial interest transactions (Note 4):
    Class R Shares................................................................      14,844,681     138,781,355     10,501,521
    Class P Shares................................................................              --              --          1,500
Net Increase in Net Assets                                                              72,662,687     136,140,213     12,931,230
Net Assets:
-----------------------------------------------------------------------------------------------------------------------------------
Beginning of year.................................................................     202,398,841              --      6,382,618
End of Year.......................................................................   $ 275,061,528  $  136,140,213  $  19,313,848
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss)               --  $       40,908  $       3,365


                                                                                                          Asset          Short
                                                                                        Select 50       Allocation    Government
                                                                                          Fund*            Fund        Bond Fund
Increase/(Decrease) in Net Assets from Operations:
-----------------------------------------------------------------------------------------------------------------------------------

Net investment income/(loss)......................................................   $     120,859  $    2,019,472  $   1,099,390
Net realized gain/(loss) on securities, forward foreign currency exchange contracts, futures contracts, securities sold short and foreign
    currency transactions during the year.........................................       2,941,005      10,990,187        130,868
Net unrealized appreciation/(depreciation) of securities, forward foreign currency exchange contracts, futures contracts, securities sold short, foreign currency transactions and net other
    assets during the year........................................................       6,617,954       9,246,054       (215,716)

Net Increase in Net Assets Resulting from Operation                                      9,679,818      22,255,713      1,014,542
Distributions to Shareholders:
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R Shares................................................................         (52,328)     (1,517,599)    (1,094,372)

    Class P Shares................................................................              --              --            (15)

Distributions to shareholders in excess of net investment income:
    Class R Shares................................................................              --              --         (8,218)

Distributions to shareholders from net realized gains on investments:
    Class R Shares................................................................         (15,678)     (3,316,319)            --
                                                                                      ------------       ---------      ---------

Total distributions...............................................................         (68,006)     (4,833,918)    (1,102,605)
-----------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions:
Net increase/(decrease) from beneficial interest transactions (Note 4):
    Class R Shares................................................................      68,342,865      54,858,335      5,675,727
    Class P Shares................................................................              --          39,375            914
Net Increase/(Decrease) in Net Assets.............................................      77,954,677      72,319,505      5,588,578
Net Assets:
-----------------------------------------------------------------------------------------------------------------------------------
Beginning of year.................................................................              --      60,233,829     17,093,403
End of Year                                                                          $  77,954,677  $  132,553,334  $  22,681,981
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss)    $       6,184  $    1,002,787  $     (95,412)



                                                                                    International  International     Global
                                                                                       Growth        Small Cap   Opportunities
                                                                                        Fund*          Fund            Fund
Increase/(Decrease) in Net Assets from Operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)......................................................  $     22,797  $       67,221  $   (106,085)
Net realized  gain/(loss)  on  securities,  forward  foreign  currency  exchange contracts, futures contracts, securities sold short and foreign
    currency transactions during the year.........................................     2,121,271       4,138,058     2,286,996
Net unrealized appreciation/(depreciation) of securities, forward foreign currency exchange contracts, futures contracts, securities sold short,
    foreign currency transactions and net other assets during the year............        77,106       3,651,702     2,235,123
Net Increase/(Decrease) in Net Assets Resulting from Operations                        2,221,174       7,856,981     4,416,034
Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R Shares................................................................            --         (56,523)      (80,877)
Distributions to shareholders from net realized gains on investments:
    Class R Shares................................................................            --              --            --
                                                                                       ---------       ---------    ----------
Total distributions...............................................................            --         (56,523)      (80,877)
Beneficial Interest Transactions:
Net increase/(decrease) from beneficial interest transactions (Note 4):
    Class R Shares................................................................    16,081,678       5,323,541    10,483,273
    Class P Shares................................................................         1,000              --            --
Net Increase in Net Assets                                                            18,303,852      13,123,999    14,818,430
Net Assets:
------------------------------------------------------------------------------------------------------------------------------
Beginning of year.................................................................            --      28,515,593    13,677,071
End of Year.......................................................................  $ 18,303,852  $   41,639,592  $ 28,495,501
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss)   $     22,797              --  $   (59,840)


                                                                                  California Tax-Free Government   California
                                                                                     Intermediate      Reserve      Tax-Free
                                                                                      Bond Fund          Fund      Money Fund
Increase/(Decrease) in Net Assets from Operations:
------------------------------------------------------------------------------------------------------------------------------

Net investment income/(loss)......................................................  $    423,669  $  16,813,604   $  2,539,435
Net realized gain/(loss) on securities, forward foreign currency exchange contracts, futures contracts, securities sold short and foreign
    currency transactions during the year.........................................       (15,010)       (29,717)        (5,421)
Net unrealized appreciation/(depreciation) of securities, forward foreign currency exchange contracts, futures contracts, securities sold short, foreign currency transactions and net other
    assets during the year........................................................        31,785             --             --
Net Increase in Net Assets Resulting from Operation                                      440,444     16,783,887      2,534,014
Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R Shares................................................................      (423,706)   (16,816,058)    (2,539,934)
    Class P Shares................................................................            --            (13)            --
Distributions to shareholders in excess of net investment income:
    Class R Shares................................................................            --             --             --
Distributions to shareholders from net realized gains on investments:
    Class R Shares................................................................            --             --             --
                                                                                       ---------       ---------    ----------

Total distributions...............................................................      (423,706)   (16,816,071)    (2,539,934)
Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (Note 4):
    Class R Shares................................................................     8,778,025    180,498,797     33,360,042
    Class P Shares................................................................            --            907             --
Net Increase/(Decrease) in Net Assets.............................................     8,794,763    180,467,520     33,354,122
Net Assets:
-------------------------------------------------------------------------------------------------------------------------------
Beginning of year.................................................................     5,153,170    258,956,024     64,779,897
End of Year                                                                         $ 13,947,933  $ 439,423,544    $98,134,019
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss)   $        384  $     (26,550)   $      (894)

--------------------------
   The Montgomery Funds
--------------------------
  Transactions in Shares
with a Beneficial Interest
--------------------------

                                                                          GROWTH FUND
                                                Six Months Ended 12/31/96         Year Ended 06/30/96
                                                  Shares        Dollars          Shares          Dollars
R Shares:*                                            (unaudited)
-----------------------------------------------------------------------------------------------------------
Sold                                             7,233,545   $ 154,762,830      14,521,606   $ 296,489,571
-----------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends              6,074,057     124,929,133       3,640,887      68,571,076
-----------------------------------------------------------------------------------------------------------
Redeemed                                        (6,110,944)   (129,462,400)    (21,790,489)   (434,941,907)
-----------------------------------------------------------------------------------------------------------
Net increase/(decrease)                          7,196,658   $ 150,229,563      (3,627,996)  $  (69,881,26)
-----------------------------------------------------------------------------------------------------------
P Shares:**
-----------------------------------------------------------------------------------------------------------
Sold                                                 2,575   $      53,442           3,723   $      74,369
-----------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                    589          12,069              --              --
-----------------------------------------------------------------------------------------------------------
Redeemed                                                --              --              --              --
-----------------------------------------------------------------------------------------------------------
Net increase                                         3,164   $      65,511           3,723   $      74,369
-----------------------------------------------------------------------------------------------------------

                                                              SMALL CAP OPPORTUNITY FUND
                                                Six Months Ended 12/31/96         Year Ended 06/30/96
                                                  Shares        Dollars          Shares          Dollars
R Shares:*                                            (unaudited)
-----------------------------------------------------------------------------------------------------------
Sold                                             6,149,524   $  94,020,284       9,683,872   $ 155,336,055
-----------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                  2,522          39,639              --              --
-----------------------------------------------------------------------------------------------------------
Redeemed                                        (2,577,234)    (39,354,867)     (1,067,133)    (16,554,700)
-----------------------------------------------------------------------------------------------------------
Net increase                                     3,574,812   $  54,705,056       8,616,739   $ 138,781,355
-----------------------------------------------------------------------------------------------------------
P Shares:**
-----------------------------------------------------------------------------------------------------------
Sold                                                   361   $       5,200
-----------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                     --              --
-----------------------------------------------------------------------------------------------------------
Redeemed                                                --              --
-----------------------------------------------------------------------------------------------------------
Net increase                                           361   $       5,200
-----------------------------------------------------------------------------------------------------------

                                                              INTERNATIONAL SMALL CAP FUND
                                                Six Months Ended 12/31/96         Year Ended 06/30/96
                                                  Shares        Dollars          Shares          Dollars
R Shares:*                                            (unaudited)
-----------------------------------------------------------------------------------------------------------
Sold                                             1,255,632   $  18,458,824       2,772,505   $  37,233,535
-----------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                     --              --           4,289          54,639
-----------------------------------------------------------------------------------------------------------
Redeemed                                        (1,381,242)    (20,309,864)     (2,400,503)    (31,964,633)
-----------------------------------------------------------------------------------------------------------
Net increase/(decrease)                           (125,610)  $  (1,851,040)        376,291   $   5,323,541
-----------------------------------------------------------------------------------------------------------

                                                                 EMERGING MARKETS FUND
                                                Six Months Ended 12/31/96         Year Ended 06/30/96
                                                  Shares        Dollars          Shares          Dollars
R Shares:*                                            (unaudited)
-----------------------------------------------------------------------------------------------------------
Sold                                             8,927,379    $ 122,668,688       41,685,260  $545,015,563
-----------------------------------------------------------------------------------------------------------
Issued in exchange for shares of the
Montgomery Advisors Emerging Markets Fund          486,078        6,576,635               --            --
-----------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                346,566        4,739,218               --            --
-----------------------------------------------------------------------------------------------------------
Redeemed                                       (14,134,718)    (193,950,970)     (47,406,852) (611,389,432)
-----------------------------------------------------------------------------------------------------------
Net increase/(decrease)                         (4,374,695)   $ (59,966,429)      (5,721,592) $(66,373,869)
-----------------------------------------------------------------------------------------------------------
P Shares:**
-----------------------------------------------------------------------------------------------------------
Sold                                                   376    $       5,074              156  $      2,050
-----------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                      2               18               --            --
-----------------------------------------------------------------------------------------------------------
Redeemed                                                (1)             (12)              --            --
-----------------------------------------------------------------------------------------------------------
Net increase                                           377 $          5,080              156  $      2,050
-----------------------------------------------------------------------------------------------------------

* Small Cap Opportunities, International Growth, Emerging Asia and Select 50 Funds for Class R Shares commenced operations on December 29, 1995; July 3, 1995; September 30, 1996; and October 2, 1995, respectively.

** Growth, Small Cap, Small Cap Opportunities, Equity Income, International
   Growth, Emerging Markets and Select 50 Funds for Class P Shares commenced operations on January 12, 1996; July 1, 1996; July 29, 1996; March 12, 1996; and December 12, 1996, respectively.

The accompanying notes are an integral part of these financial statement.

                                                                   MICRO CAP FUND
                                                Six Months Ended 12/31/96      Year Ended 06/30/96
                                                  Shares        Dollars       Shares        Dollars
R Shares:*                                            (unaudited)
--------------------------------------------------------------------------------------------------------
Sold                                            1,073,274    $17,780,892    10,060,282    $151,943,367
--------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends             1,256,244     20,414,000       178,801       2,612,298
--------------------------------------------------------------------------------------------------------
Redeemed                                       (1,847,842)   (30,579,091)   (4,907,671)    (75,538,931)
--------------------------------------------------------------------------------------------------------
Net increase/(decrease)                           481,676    $ 7,615,801     5,331,412    $ 79,016,734
--------------------------------------------------------------------------------------------------------
P Shares:**
--------------------------------------------------------------------------------------------------------
Sold
--------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends
--------------------------------------------------------------------------------------------------------
Redeemed
--------------------------------------------------------------------------------------------------------
Net increase
--------------------------------------------------------------------------------------------------------

                                                                   EQUITY INCOME FUND
                                                Six Months Ended 12/31/96      Year Ended 06/30/96
                                                  Shares        Dollars       Shares        Dollars
R Shares:*                                            (unaudited)
--------------------------------------------------------------------------------------------------------

Sold                                              909,580   $14,650,020      1,944,146    $ 29,241,482
--------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends               154,166     2,406,365         35,834         542,721
--------------------------------------------------------------------------------------------------------
Redeemed                                         (329,096)   (5,292,107)    (1,256,320)    (19,282,682)
--------------------------------------------------------------------------------------------------------
Net increase                                      734,650   $11,764,278        723,660    $ 10,501,521
--------------------------------------------------------------------------------------------------------
P Shares:**
--------------------------------------------------------------------------------------------------------
Sold                                               7,830    $   126,607            107    $      1,500
--------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                  632          9,867             --              --
--------------------------------------------------------------------------------------------------------
Redeemed                                             (63)          (997)            --              --
--------------------------------------------------------------------------------------------------------
Net increase                                       8,399    $   135,477            107    $      1,500
--------------------------------------------------------------------------------------------------------


                                                               GLOBAL OPPORTUNITIES FUND
                                                Six Months Ended 12/31/96      Year Ended 06/30/96
                                                  Shares        Dollars       Shares        Dollars
R Shares:*                                            (unaudited)
--------------------------------------------------------------------------------------------------------

Sold                                              756,457    $12,734,220     1,808,431    $ 27,971,751
--------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                78,088      1,291,125         5,378          76,525
--------------------------------------------------------------------------------------------------------
Redeemed                                         (763,309)   (12,583,825)   (1,165,606)    (17,565,003)
--------------------------------------------------------------------------------------------------------
Net increase/(decrease)                            71,236    $ 1,441,520       648,203    $ 10,483,273
--------------------------------------------------------------------------------------------------------

                                                                 EMERGING ASIA FUND
                                                              Six Months Ended 12/31/96
                                                         Shares                   Dollars
R Shares:*                                                         (unaudited)
--------------------------------------------------------------------------------------------------

Sold                                             1,399,983                     $ 18,514,573
--------------------------------------------------------------------------------------------------
Issued in exchange for shares of the
Montgomery Advisors Emerging Markets Fund               --                               --
--------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                  2,120                           29,076
--------------------------------------------------------------------------------------------------
Redeemed                                          (179,744)                      (2,507,600)
--------------------------------------------------------------------------------------------------
Net increase/(decrease)                          1,222,359                     $ 16,036,049
--------------------------------------------------------------------------------------------------
Sold
--------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends
--------------------------------------------------------------------------------------------------
Redeemed
--------------------------------------------------------------------------------------------------
Net increase
--------------------------------------------------------------------------------------------------


                                                                   SMALL CAP FUND
                                               Six Months Ended 12/31/96         Year Ended 06/30/96
                                                 Shares         Dollars         Shares        Dollars
R Shares:*                                           (unaudited)
--------------------------------------------------------------------------------------------------------
Sold                                              975,466    $ 19,742,670     2,364,351      $45,287,531
--------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends             1,994,885      37,906,768     1,145,423       19,277,473
--------------------------------------------------------------------------------------------------------
Redeemed                                       (3,743,965)    (73,974,517)   (2,572,896)     (49,720,323)
--------------------------------------------------------------------------------------------------------
Net increase/(decrease)                          (773,614)   $(16,325,079)      936,878      $14,844,681
--------------------------------------------------------------------------------------------------------
P Shares:**
--------------------------------------------------------------------------------------------------------
Sold                                              144,861    $  3,070,586
--------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                22,222         418,949
--------------------------------------------------------------------------------------------------------
Redeemed                                           (6,770)       (137,090)
--------------------------------------------------------------------------------------------------------
Net increase                                      160,313    $  3,352,445
--------------------------------------------------------------------------------------------------------

                                                                INTERNATIONAL GROWTH FUND
                                               Six Months Ended 12/31/96         Year Ended 06/30/96
                                                 Shares         Dollars         Shares        Dollars
R Shares:*                                           (unaudited)
--------------------------------------------------------------------------------------------------------

Sold                                            1,029,062     $14,895,782     1,462,014      $19,648,978
--------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                69,543         948,601            --               --
--------------------------------------------------------------------------------------------------------
Redeemed                                         (477,768)     (6,966,102)     (266,905)      (3,567,300)
--------------------------------------------------------------------------------------------------------
Net increase                                      620,837     $ 8,878,281     1,195,109      $16,081,678
--------------------------------------------------------------------------------------------------------
P Shares:**
--------------------------------------------------------------------------------------------------------
Sold                                                   --     $        --            69      $     1,000
--------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                     9             116            --               --
--------------------------------------------------------------------------------------------------------
Redeemed                                               --              --            --               --
--------------------------------------------------------------------------------------------------------
Net increase                                            9     $       116            69      $     1,000
--------------------------------------------------------------------------------------------------------

                                                            GLOBAL COMMUNICATIONS FUND
                                               Six Months Ended 12/31/96         Year Ended 06/30/96
                                                 Shares         Dollars         Shares        Dollars
R Shares:*                                           (unaudited)
--------------------------------------------------------------------------------------------------------

Sold                                              668,886    $ 11,510,676     4,763,483     $ 79,349,650
--------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends               527,445       8,882,285            --               --
--------------------------------------------------------------------------------------------------------
Redeemed                                       (2,792,886)    (48,296,466)   (6,912,663)    (116,385,155)
--------------------------------------------------------------------------------------------------------
Net increase/(decrease)                        (1,596,554)   $(27,903,505)   (2,149,180)    $(37,035,505)
--------------------------------------------------------------------------------------------------------

                                                                         SELECT 50 FUND
                                                 Six Months Ended 12/31/96        Year Ended 06/30/96
                                                   Shares        Dollars         Shares         Dollars
R Shares:*                                             (unaudited)
-----------------------------------------------------------------------------------------------------------
Sold                                            2,728,801    $ 43,717,194      5,927,206       $ 86,339,891
-----------------------------------------------------------------------------------------------------------
Issued in exchange for shares of the
Montgomery Advisors Emerging Markets Fund              --              --             --                 --
-----------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends               194,144       3,057,213          4,730             61,750
-----------------------------------------------------------------------------------------------------------
Redeemed                                       (2,069,605)    (32,865,840)    (1,194,765)        (8,058,776)
-----------------------------------------------------------------------------------------------------------
Net increase/(decrease)                           853,340    $ 13,908,567      4,737,171        $68,342,865
-----------------------------------------------------------------------------------------------------------
Sold                                                3,172    $     50,400
-----------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                    --              --
-----------------------------------------------------------------------------------------------------------
Redeemed                                               --              --
-----------------------------------------------------------------------------------------------------------
Net increase                                        3,172     $    50,400
-----------------------------------------------------------------------------------------------------------

--------------------------
   The Montgomery Funds
--------------------------
  Transactions in Shares
with a Beneficial Interest
--------------------------


                                                ASSET ALLOCATION FUND
                             Six Months Ended 12/31/96          Year Ended 06/30/96
                              Shares          Dollars          Shares        Dollars
R Shares:*                          (unaudited)
------------------------------------------------------------------------------------------------
Sold                         1,507,058      $28,707,239       6,554,247    $115,780,937
------------------------------------------------------------------------------------------------
Issued as reinvestment
   of dividends                789,267       14,511,299         274,647       4,696,411
------------------------------------------------------------------------------------------------
Redeemed                    (1,284,025)     (24,269,509)      3,662,598     (65,619,013)
------------------------------------------------------------------------------------------------
Net increase                 1,012,300      $18,949,029       3,166,296    $ 54,858,335
------------------------------------------------------------------------------------------------
P Shares:**
------------------------------------------------------------------------------------------------
Sold                               173      $     4,744           2,200    $     39,375
------------------------------------------------------------------------------------------------
Issued as reinvestment
    of dividends                   253            4,643              --              --
------------------------------------------------------------------------------------------------
Redeemed                            --               --              --              --
------------------------------------------------------------------------------------------------
Net increase                       426      $     9,387           2,200    $     39,375
------------------------------------------------------------------------------------------------


                                  CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
                             Six Months Ended 12/31/96          Year Ended 06/30/96
                              Shares          Dollars          Shares        Dollars
R Shares:*                          (unaudited)
------------------------------------------------------------------------------------------------
Sold                           569,000      $ 7,049,625       1,161,660    $ 14,281,986
------------------------------------------------------------------------------------------------
Issued as reinvestment
   of dividends                 14,680          181,841          23,748         292,096
------------------------------------------------------------------------------------------------
Redeemed                      (221,720)      (2,742,496)       (472,897)     (5,796,057)
------------------------------------------------------------------------------------------------
Net increase                   361,960       $4,488,970         712,511    $  8,778,025
------------------------------------------------------------------------------------------------
P Shares:**
------------------------------------------------------------------------------------------------
Sold
------------------------------------------------------------------------------------------------
Issued as reinvestment
    of dividends
------------------------------------------------------------------------------------------------
Net increase
------------------------------------------------------------------------------------------------


                                             FEDERAL TAX-FREE MONEY FUND
                                              Six Months Ended 12/31/96
                                                Shares and Dollars
R Shares:*                                        (unaudited)
------------------------------------------------------------------------------------------------
Sold                                              $ 249,965,387
------------------------------------------------------------------------------------------------
Issued as reinvestment
   of dividends                                         861,447
------------------------------------------------------------------------------------------------
Redeemed                                           (150,240,685)
------------------------------------------------------------------------------------------------
Net increase                                      $ 100,586,149
------------------------------------------------------------------------------------------------



                                                SHORT GOVERNMENT BOND FUND
                                 Six Months Ended 12/31/96            Year Ended 06/30/96
                                  Shares          Dollars            Shares        Dollars
R Shares:*                              (unaudited)
--------------------------------------------------------------------------------------------
Sold                           2,828,151       $28,125,118         2,121,512    $21,194,163
--------------------------------------------------------------------------------------------
Issued as reinvestment
   of dividends                   83,707           834,842           101,272      1,010,094
--------------------------------------------------------------------------------------------
Redeemed                      (1,258,138)      (12,516,127)       (1,653,638)   (16,528,530)
--------------------------------------------------------------------------------------------
Net increase                   1,653,720       $16,443,833           569,146    $ 5,675,727
--------------------------------------------------------------------------------------------
P Shares:**
--------------------------------------------------------------------------------------------
Sold                                  --       $        --               102    $     1,010
--------------------------------------------------------------------------------------------
Issued as reinvestment
    of dividends                       2                25                 1             13
--------------------------------------------------------------------------------------------
Redeemed                              --                --               (11)          (109)
--------------------------------------------------------------------------------------------
Net increase                           2       $        25)               92    $       914
--------------------------------------------------------------------------------------------


                                                 GOVERNMENT RESERVE FUND
                                 Six Months Ended 12/31/96            Year Ended 06/30/96
                                    Shares and Dollars                Shares and Dollars
R Shares:*                              (unaudited)
--------------------------------------------------------------------------------------------
Sold                           $1,684,950,991                          $2,724,266,296
--------------------------------------------------------------------------------------------
Issued as reinvestment
   of dividends                    11,362,860                              15,759,363
--------------------------------------------------------------------------------------------
Redeemed                       (1,689,202,350)                         (2,559,526,862)
--------------------------------------------------------------------------------------------
Net increase                   $    7,111,501                          $  180,498,797
--------------------------------------------------------------------------------------------
P Shares:**
--------------------------------------------------------------------------------------------
Sold                           $           --                          $          900
--------------------------------------------------------------------------------------------
Issued as reinvestment
    of dividends                           23                                       7
--------------------------------------------------------------------------------------------
Net increase                   $           23                          $          907
--------------------------------------------------------------------------------------------


                                             CALIFORNIA TAX-FREE MONEY FUND
                                 Six Months Ended 12/31/96            Year Ended 06/30/96
                                    Shares and Dollars                Shares and Dollars
R Shares:*                              (unaudited)
--------------------------------------------------------------------------------------------
Sold                                  $ 348,779,372                       $ 618,931,453
--------------------------------------------------------------------------------------------
Issued as reinvestment
   of dividends                           1,481,966                           2,443,423
--------------------------------------------------------------------------------------------
Redeemed                               (331,889,633)                       (588,014,834)
--------------------------------------------------------------------------------------------
Net increase                          $  18,371,705                       $  33,360,042
--------------------------------------------------------------------------------------------



*  Federal Tax-Free Money Fund for Class R Shares commenced operations on
   July 15, 1996
** Asset Allocation, Short Government Bond and Government Reserve Funds for
   Class P Shares commenced operations on January 3, 1996; March 12, 1996; and March 12, 1996, respectively.


The accompanying notes are an integral part of these financial statements.

                                                      --------------------------
                                                         The Montgomery Funds
                                                      --------------------------
                                                       Statement of Cash Flows
                                                      --------------------------


                                                  S I X  M O N T H S  E N D E D
                                                 D E C E M B E R  3 1 ,  1 9 9 6

                                                             (Unaudited)

S H O R T  G O V E R N M E N T  B O N D  F U N D

Cash Flows from Operating Activities:
-----------------------------------------------------------------------------------------------------------------------------------
Income received............................................................................   $1,224,181
Fee income received........................................................................       22,500
Operating expenses paid....................................................................      (99,567)
Proceeds from sales of long-term securities and purchased options..........................   69,794,258
Net proceeds from futures transactions.....................................................      (16,266)
Purchases of long-term securities and purchased options....................................  (89,178,189)
Net proceeds from short-term investments...................................................    3,122,294
Cash Used by Operating Activities                                                                                $      (15,130,789)


Cash Flows from Financing Activities:
-----------------------------------------------------------------------------------------------------------------------------------
Proceeds from subscriptions................................................................   27,819,516
Payments on shares redeemed................................................................  (12,478,927)
Net dollar roll deferral...................................................................       25,156
Cash dividends paid*.......................................................................     (108,218)
Reverse repurchase agreement interest expense..............................................     (121,644)
Cash Provided by Financing Activities                                                                                    15,135,883

Increase in cash...........................................................................                                   5,094
Cash at beginning of period................................................................                                   7,117
Cash at End of Period                                                                                            $           12,211

Reconciliation of Net Increase in Net Assets from Operations to Cash Provided by
Operating Activities:
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations.......................................                      $        1,239,209
         Increase in investments........................................................... $(12,314,568)
         Increase in interest and dividends receivable.....................................     (128,508)
         Decrease in deferred fee income from dollar roll transactions.....................        3,881
         Decrease in other assets..........................................................       10,401
         Increase in receivables for investments sold......................................     (236,391)
         Decrease in payable for investments purchased ....................................   (3,815,685)
         Decrease in accrued expenses......................................................      (10,772)
         Interest expense..................................................................      121,644
                                                                                             -----------

         Total adjustments.................................................................                             (16,369,998)

                                                                                                                        -----------
Cash Used by Operating Activities                                                                                $      (15,130,789)

* Non-cash activities include reinvestment of dividends of $834,867.



The accompanying notes are an integral part of these financial statements.

--------------------------
   The Montgomery Funds
--------------------------
   Financial Highlights
--------------------------

                                                                                          GROWTH FUND

                                                              Class R Shares                           Class P Shares
Selected per Share Data for the Year or Period Ended:            12/31/96                                  12/31/96
                                                                (unaudited)   1996      1995     1994(a)  (unaudited)     1996(a)
Net asset value -- beginning of year                              $21.94     $19.16     $15.27   $12.00     $21.94        $19.22
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                        0.07       0.17       0.12     0.04       0.04          0.03
Net realized and unrealized gain/(loss) on investments              1.06       4.32       3.91     3.31++     1.06          2.69
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                            1.13       4.49       4.03     3.35       1.10          2.72
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                               (0.15)     (0.17)     (0.07)   (0.01)     (0.10)         --
Distributions from net realized capital gains                      (2.77)     (1.54)     (0.07)    --        (2.77)         --
Distributions in excess of net realized capital gains               --         --         --      (0.07)      --            --
Distributions from capital                                          --         --         --       --         --            --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (2.92)     (1.71)     (0.14)   (0.08)     (2.87)         --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- end of year                                    $20.15     $21.94     $19.16   $15.27     $20.17        $21.94
----------------------------------------------------------------------------------------------------------------------------------
Total return**                                                      5.19%     24.85%     26.53%   27.98%      5.04%        14.15%
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                               $995,738   $926,382   $878,776 $149,103       $139           $82
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets         0.69%+     0.78%      0.98%    1.09%+     0.44%+        0.53%+
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                             1.33%+     1.35%      1.50%    1.49%+     1.58%+        1.60%+

----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            43.75%    118.14%    128.36%  110.65%     43.75%       118.14%
----------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                                   $0.0594   $0.0596       N/A      N/A     $0.0594       $0.0596
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager     --           --         --    $0.03        --          --
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager                    --           --         --     1.79%+      --          --
----------------------------------------------------------------------------------------------------------------------------------
(a) The Growth Fund's Class R Shares and Class P Shares commenced operations on
    September 30, 1993 and January 12, 1996, respectively.
(b) The Small Cap Fund's Class R Shares became available for investment by the public on July 13, 1990. The Fund's Class P Shares commenced operations on July 1, 1996.


                                                                           MICRO CAP FUND        SMALL CAP OPPORTUNITIES FUND

                                                              Class R Shares                  Class R Shares         Class P Shares
Selected per Share Data for the Year or Period Ended:            12/31/96                        12/31/96                12/31/96
                                                                (unaudited)   1996    1995(c)## (unaudited) 1996(d)##   (unaudited)
Net asset value -- beginning of year                              $17.82     $13.75    $12.00    $15.80     $12.00       $14.37
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                       (0.06)     (0.04)     0.09     (0.07)      0.02        (0.08)
Net realized and unrealized gain/(loss) on investments              0.38       4.26      1.66      0.74       3.78++       2.18
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
   investment operations                                            0.32       4.22      1.75      0.67       3.80         2.10
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                --        (0.04)       --     (0.00)#    --           (0.00)#
Distributions from net realized capital gains                      (1.23)     (0.11)       --     --         --              --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (1.23)     (0.15)       --     (0.00)#    --           (0.00)#
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- end of year                                    $16.91     $17.82    $13.75    $16.47     $15.80       $16.47
----------------------------------------------------------------------------------------------------------------------------------
Total return**                                                      2.14%     30.95%    14.58%     4.26%     31.67%       14.64%
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                               $298,643   $306,217  $162,949  $200,745   $136,140           $6
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to
  average net assets                                               (0.70)%+   (0.11)%    1.40%+   (0.94)%+    0.23%+      (1.19)%+
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                             1.75%+     1.75%     1.75%+    1.51%+    1.50%+        1.76%+
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            55.91%     88.98%    36.81%    86.20%     81.29%       86.20%
----------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                                  $0.0563    $0.0573      N/A    $0.0556    $0.0578      $0.0556
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager     --      $ (0.05)    $0.07    $(0.09)    $(0.04)      $(0.10)
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager                    1.75%+     1.79%     2.07%+    1.86%+     2.16%+       2.11%+
----------------------------------------------------------------------------------------------------------------------------------

(c) Micro Cap Fund's Class R Shares commenced operations on December 30, 1994.
(d) Small Cap Opportunities Fund's Class R Shares and Class P Shares commenced operations on December 29, 1995, and July 29, 1996, respectively.
(e) Equity Income Fund's Class R Shares and Class P Shares commenced operations on September 30, 1994, and March 12, 1996, respectively.
(f) International Growth Fund's Class R Shares and Class P Shares commenced operations on July 3, 1995, and March 12, 1996, respectively.

The accompanying notes are an integral part of these financial statements

                                SMALL CAP FUND

                                                              Class R Shares
Selected per Share Data for the Year or Period Ended:            12/31/96
                                                                (unaudited)    1996     1995      1994      1993      1992
Net asset value -- beginning of year                                $21.55    $17.11   $15.15    $16.83    $12.90     $13.24
------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                         (0.08)    (0.09)   (0.10)    (0.12)    (0.11)     (0.06)
Net realized and unrealized gain/(loss) on investments                0.21      6.31     3.04     (0.47)     4.04       3.25
------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                              0.13      6.22     2.94     (0.59)     3.93       3.19
------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                  --        --       --        --        --         --
Distributions from net realized capital gains                        (3.28)    (1.78)   (0.98)    (1.09)     --        (2.75)
Distributions in excess of net realized capital gains                 --        --       --        --        --         --
Distributions from capital                                            --        --       --        --        --        (0.78)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (3.28)    (1.78)   (0.98)    (1.09)     --        (3.53)
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- end of year                                      $18.40    $21.55   $17.11    $15.15    $16.83     $12.90
------------------------------------------------------------------------------------------------------------------------------
Total return**                                                        0.68%    39.28%   20.12%    (1.59)%   30.47%     27.69%
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                 $220,684  $275,062 $202,399  $209,063  $219,968   $176,588
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets          (0.74)%+  (0.47)%  (0.57)%   (0.68)%   (0.69)%    (0.44)%
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.23%+    1.24%    1.37%     1.35%     1.40%      1.50%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              28.63%    80.00%   85.07%    95.22%   130.37%     80.67%
------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                                    $0.0524   $0.0529     N/A       N/A       N/A        N/A
------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager       --         --       --         --       --         --
------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager                      --         --       --         --       --         --
------------------------------------------------------------------------------------------------------------------------------



                                SMALL CAP FUND

                                                                                  Class P Shares
Selected per Share Data for the Year or Period Ended:                               12/31/96(b)
                                                                 1991     1991(b)   (unaudited)
Net asset value -- beginning of year                            $10.05    $10.62       $21.73
-----------------------------------------------------------------------------------------------
Net investment income/(loss)                                     (0.06)    (0.07)       (0.06)
Net realized and unrealized gain/(loss) on investments            3.27      2.71        (0.03)
-----------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                          3.21      2.64        (0.09)
-----------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                              --        --           --
Distributions from net realized capital gains                    (0.02)    (0.02)       (3.28)
Distributions in excess of net realized capital gains             --        --           --
Distributions from capital                                        --        --           --
-----------------------------------------------------------------------------------------------
Total distributions                                              (0.02)    (0.02)       (3.28)
-----------------------------------------------------------------------------------------------
Net asset value -- end of year                                  $13.24    $13.24       $18.36
-----------------------------------------------------------------------------------------------
Total return**                                                   31.97%    24.89%       (0.34)%
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-----------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                              $27,181   $27,181       $2,944
-----------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets      (0.47)%   (0.45)%+     (0.98)%+
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                           1.50%     1.45%+       1.48%+
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                         194.63%   188.16%       28.63%
-----------------------------------------------------------------------------------------------
Average commission rate paid+++                                    N/A      N/A       $0.0524
-----------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager    --       --            --
-----------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager                   --       --            --
-----------------------------------------------------------------------------------------------



                                                                 EQUITY INCOME FUND

                                                              Class R Shares                   Class P Shares
Selected per Share Data for the Year or Period Ended:           12/31/96                          12/31/96
                                                               (unaudited)      1996     1995(e) (unaudited) 1996(e)
Net asset value -- beginning of year                             $16.09        $13.38    $12.00    $16.09    $15.66
----------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                       0.23          0.43      0.31      0.21      0.08
Net realized and unrealized gain/(loss) on investments             1.51          2.82      1.38      1.51      0.35
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
   investment operations                                           1.74          3.25      1.69      1.72      0.43
----------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                              (0.23)        (0.42)    (0.31)    (0.21)     --
Distributions from net realized capital gains                     (1.56)        (0.12)     --       (1.56)     --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                               (1.79)        (0.54)    (0.31)    (1.77)     --
----------------------------------------------------------------------------------------------------------------------
Net asset value -- end of year                                   $16.04        $16.09    $13.38    $16.04    $16.09
----------------------------------------------------------------------------------------------------------------------
Total return**                                                    11.36%        24.56%    14.26%    11.22%     2.75%
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                               $31,034       $19,312    $6,383      $136        $2
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to
  average net assets                                               3.10%+        3.03%     4.06%+    2.85%+    2.78%+
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                            0.85%+        0.85%     0.84%+    1.10%+    1.10%+
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           26.46%        89.77%    29.46%    26.46%    89.77%
-----------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                                 $0.0595       $0.0423      N/A    $0.0595   $0.0423
-----------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager   $0.18         $0.34     $0.13     $0.07   $  0.06
-----------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager                   1.45%+        1.45%    $3.16%+    1.70%+    1.70%+
----------------------------------------------------------------------------------------------------------------------


                                                                         INTERNATIONAL GROWTH FUND

                                                                  Class R Shares     Class R Shares
Selected per Share Data for the Year or Period Ended:              12/31/96            12/31/96
                                                                  (unaudited) 1996(f) (unaudited)  1996(f)
Net asset value -- beginning of year                               $15.31    $12.00    $15.31      $13.66
-----------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                         0.00#     0.02      0.00        0.00#
Net realized and unrealized gain/(loss) on investments               0.77      3.29      0.77        1.65
-----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
   investment operations                                             0.77      3.31      0.77        1.65
-----------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                  --       --        --           --
Distributions from net realized capital gains                       (1.68)     --       (1.68)        --
-----------------------------------------------------------------------------------------------------------
Total distributions                                                 (1.68)     --       (1.68)        --
-----------------------------------------------------------------------------------------------------------
Net asset value -- end of year                                     $14.40    $15.31    $14.40      $15.31
-----------------------------------------------------------------------------------------------------------
Total return**                                                       5.63%    27.58%     5.71%      12.08%
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                 $26,155   $18,303   $     1      $    1
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to
  average net assets                                                 0.05%+    0.26%+   (0.20)%+     0.01%+
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.66%+    1.65%+    1.91%+      1.90%+
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             42.35%   238.91%    42.35%     238.91%
------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                                   $0.0227   $0.0176   $0.0227       N/A
------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager$  $ (0.08)  $ (0.07)   $(0.08)     $(0.05)
-----------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager                     2.76%+   $2.91%+    3.01%+      3.16%+
------------------------------------------------------------------------------------------------------------

**  Total return represents aggregate total return for the periods indicated.
 +  Annualized.
++ The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
+++ Average commission rate paid per share of securities purchased and sold by the Fund.
  # Amount represents less than $0.01 per share.
 ## Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

--------------------
The Montgomery Funds
--------------------
Financial Highlights
--------------------


                                                                  INTERNATIONAL SMALL CAP FUND
                                                         Class R Shares
Selected per Share Data for the Year or Period Ended:       12/31/96
                                                           (unaudited)     1996       1995       1994(a)
Net asset value -- beginning of year                        $  14.86    $  11.75   $  12.02     $  12.00
-----------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                   (0.06)       0.03       0.12         0.00#
Net realized and unrealized gain/(loss) on investments          0.33        3.10      (0.39)        0.02
-----------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                        0.27        3.13      (0.27)        0.02
-----------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                             --        (0.02)     (0.00)#       --
Distributions from net realized capital gains                    --          --         --          --
Distributions in excess of net realized capital gains            --          --         --          --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                              --        (0.02)     (0.00)#       --
-----------------------------------------------------------------------------------------------------------------
Net asset value -- end of year                              $  15.13    $  14.86   $  11.75     $  12.02
-----------------------------------------------------------------------------------------------------------------
Total return**                                                  1.82%      26.68%     (2.23)%       0.17%
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                           $ 40,500    $ 41,640   $ 28,516     $ 34,555
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets    (0.78)%+     0.20%      0.95%        0.04%+
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         1.91%+      1.90%      1.90%        1.90%+
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        37.79%     177.36%    156.13%      123.50%
-----------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                             $ 0.0142    $ 0.0123       N/A          N/A
-----------------------------------------------------------------------------------------------------------------
Net investment income/(loss)
  before deferral of fees by Manager                           (0.16)   $  (0.08)  $   0.05     $  (0.02)
-----------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager                3.16%       2.76%      2.50%        2.32%+
-----------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                         --         1.96%      1.91%        1.99%+
-----------------------------------------------------------------------------------------------------------------

(a) The International Small Cap Fund's Class R Shares commenced operations on September 30, 1993.
(b) The Global Opportunities Fund's Class R Shares commenced operations on September 30, 1993.
(c) The Global Communications Fund's Class R Shares commenced operations on June 1, 1993.



                                                                                       EMERGING MARKETS FUND

                                                            Class R Shares
Selected per Share Data for the Year or Period Ended:          12/31/96
                                                              (unaudited)       1996     1995##      1994        1993
Net asset value -- beginning of year                        $    14.19      $   13.17   $  13.68  $   11.07   $    9.96
-------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                      0.01           0.08       0.03      (0.03)       0.07
Net realized and unrealized gain/(loss) on investments           (0.26)          0.94       0.25++     2.92        1.05
-------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                          (0.25)          1.02       0.28       2.89        1.12
-------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                             (0.07)          --          --         --        (0.01)
Distributions from net realized capital gains                      --            --        (0.42)     (0.28)      (0.00)#
Distributions in excess of net realized capital gains              --            --        (0.37)       --          --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (0.07)          --        (0.79)     (0.28)      (0.01)
-------------------------------------------------------------------------------------------------------------------------
Net asset value -- end of year                              $    13.87      $   14.19   $  13.17  $   13.68   $   11.07
-------------------------------------------------------------------------------------------------------------------------
Total return**                                                   (1.77)%         7.74%      1.40%     26.10%      11.27%
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                           $  911,258      $ 994,378   $998,083  $ 654,960   $ 206,617
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets       0.03%+         0.58%      0.23%     (0.14)%      0.66%
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
  excluding interest expense                                      1.67%+         1.72%      1.80%      1.85%       1.90%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          36.30%        109.92%     92.09%     63.79%      21.40%
-------------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                             $   0.0007      $  0.0007       N/A         N/A         N/A
-------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees
   and absorption of expenses by Manager                          --             --          --         --    $    0.06
-------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees and absorption
   of expenses by Manager, including interest expense             --             --          --         --         1.93%
-------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                          --             --          --         --          --
-------------------------------------------------------------------------------------------------------------------------

                                                                           EMERGING MARKETS FUND

                                                                        Class P Shares
Selected per Share Data for the Year or Period Ended:                       12/31/96
                                                               1992(d)    (unaudited)      1996(d)
Net asset value -- beginning of year                        $    10.00    $    14.19    $    12.62
----------------------------------------------------------------------------------------------------
Net investment income/(loss)                                      0.03          0.01          0.01
Net realized and unrealized gain/(loss) on investments           (0.07)        (0.31)         1.56
----------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                          (0.04)        (0.30)         1.57
----------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                               --          (0.06)          --
Distributions from net realized capital gains                      --            --            --
Distributions in excess of net realized capital gains              --            --            --
----------------------------------------------------------------------------------------------------
Total distributions                                                --          (0.06)          --
----------------------------------------------------------------------------------------------------
Net asset value -- end of year                              $     9.96    $    13.83    $    14.19
----------------------------------------------------------------------------------------------------
Total return**                                                   (0.40)%       (2.12)%       12.44%
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
----------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                           $   54,625    $        7    $        2
----------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets       1.70%+       (0.22)%+       0.33%+
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
  excluding interest expense                                      1.90%+        1.92%+        1.97%+
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           0.19%        36.30%       109.92%
----------------------------------------------------------------------------------------------------
Average commission rate paid+++                                   N/A     $   0.0007    $   0.0007
----------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees
   and absorption of expenses by Manager                    $     0.01          --            --
----------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees and absorption
   of expenses by Manager, including interest expense             2.80%+        --            --
----------------------------------------------------------------------------------------------------
Expense ratio including interest expense                           --           --            --
----------------------------------------------------------------------------------------------------

(d) Emerging Markets Fund's Class R Shares and Class P Shares commenced operations on March 1, 1992, and March 12, 1996, respectively.
(e) Emerging Asia Fund's Class R Shares commenced operations on September 30, 1996.
(f) Select 50 Fund's Class R Shares and Class P Shares commenced operations on October 2, 1995, and December 12, 1996, respectively.
(g) Asset Allocation Fund's Class R Shares and Class P Shares commenced operations on March 31, 1994, and January 3, 1996, respectively.

The accompanying notes are an integral part of these financial statements.

                                                                           GLOBAL OPPORTUNITIES FUND
                                                                Class R Shares
Selected per Share Data for the Year or Period Ended:              12/31/96
                                                                 (unaudited)       1996       1995       1994(b)
Net asset value -- beginning of year                             $   16.96     $   13.25  $   12.92    $   12.00
---------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                         (0.06)       (0.06)       0.13         0.01
Net realized and unrealized gain/(loss) on investments                0.65         3.84        0.70         0.91
---------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                              0.59         3.78        0.83         0.92
---------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                   --         (0.07)        --           --
Distributions from net realized capital gains                        (0.82)         --        (0.50)         --
Distributions in excess of net realized capital gains                  --           --          --           --
---------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.82)       (0.07)      (0.50)         --
---------------------------------------------------------------------------------------------------------------------
Net asset value -- end of year                                   $   16.73     $   16.96  $   13.25    $   12.92
---------------------------------------------------------------------------------------------------------------------
Total return**                                                        3.60%        28.64%      6.43%        7.67%
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
---------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                $  29,307     $  28,496  $  13,677    $  12,504
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets          (0.82)%+      (0.56)%     1.03%        0.02%+
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.90%+        1.90%      1.90%        1.90%+
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              53.45%       163.80%    118.75%       67.22%
---------------------------------------------------------------------------------------------------------------------
Average commission rate paid                                     $  0.0187     $  0.0235       N/A         N/A
---------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)
  before deferral of fees by Manager                             $   (0.16)    $   (0.16) $   (0.01)   $   (0.05)
---------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager                      3.15%+        3.10%      2.99%        2.75%+
---------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                               --           2.05%      1.91%        1.99%+
---------------------------------------------------------------------------------------------------------------------


                                                                                        GLOBAL COMMUNICATIONS FUND
                                                                    Class R Shares
Selected per Share Data for the Year or Period Ended:                  12/31/96
                                                                      (unaudited)      1996        1995        1994       1993(c)
Net asset value -- beginning of year                                 $   18.05     $   15.42   $   14.20    $   12.45   $   12.00
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                             (0.12)        (0.20)      (0.03)       (0.05)       0.00#
Net realized and unrealized gain/(loss) on investments                   (0.28)         2.83        1.28         1.80++      0.45
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                                 (0.40)         2.63        1.25         1.75        0.45
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                       --            --          --           --          --
Distributions from net realized capital gains                            (0.91)          --          --           --          --
Distributions in excess of net realized capital gains                      --            --        (0.03)         --          --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (0.91)          --        (0.03)         --          --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- end of year                                       $   16.74     $   18.05   $   15.42    $   14.20   $   12.45
----------------------------------------------------------------------------------------------------------------------------------
Total return**                                                           (2.22)%       17.06%       8.83%       14.06%       3.75%
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                    $ 164,982     $ 206,671   $ 209,644    $ 234,886   $   4,670
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets              (1.41)%+      (1.01)%     (0.10)%      (0.46)%     (0.05)%+
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                   1.91%+        1.90%       1.90%        1.90%       1.90%+
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  41.14%       103.73%      50.17%       29.20%       0.00%
----------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid                                         $  0.0075     $  0.0129        N/A         N/A          N/A
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)
  before deferral of fees by Manager                                 $   (0.14)    $   (0.22)  $   (0.07)   $   (0.06)  $   (0.04)
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager                          2.07%+        2.11%       2.09%        2.04%       8.96%+
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                                  --            2.01%       1.91%        1.94%        --
----------------------------------------------------------------------------------------------------------------------------------



                                                              EMERGING
                                                              ASIA FUND                  SELECT 50 FUND


                                                            Class R Shares  Class R Shares             Class P Shares
Selected per Share Data for the Year or Period Ended:        12/31/96(e)      12/31/96                  12/31/96(f)
                                                             (unaudited)    (unaudited)      1996(f)    (unaudited)
Net asset value -- beginning of year                          $  12.00      $  16.46       $   12.00   $    15.89
----------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                      0.02         (0.01)          0.06           --
Net realized and unrealized gain/(loss) on investments            2.51          0.20           4.45          0.14
----------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                           2.53          0.19           4.51          0.14
----------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                             (0.03)        (0.02)         (0.04)          --
Distributions from net realized capital gains                      --          (0.60)           --            --
Distributions in excess of net realized capital gains              --            --           (0.01)          --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                              (0.03)        (0.62)         (0.05)          --
----------------------------------------------------------------------------------------------------------------------
Net asset value -- end of year                                $  14.50      $  16.03       $  16.46    $    16.03
----------------------------------------------------------------------------------------------------------------------
Total return**                                                   21.06%         1.22%         37.75%         0.88%
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                             $ 18,931      $ 89,618       $ 77,955    $       51
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets       1.05%+       (0.21)%+        0.42%+       (0.46)%+
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
  excluding interest expense                                      1.07%+        1.81%+         1.80%+        2.06%+
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           4.24%        85.34%        105.98%        85.34%
----------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                               $ 0.0123      $ 0.0070       $ 0.0097    $   0.0070
----------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees
   and absorption of expenses by Manager                      $  (0.01)     $  (0.03)      $   0.02    $    (0.01)
----------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees and absorption
   of expenses by Manager, including interest expense             2.52%+        2.07%+         2.11%+        2.32%+
----------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                           --            --             --            --
----------------------------------------------------------------------------------------------------------------------



                             ASSET ALLOCATION FUND

                                                            Class R Shares
Selected per Share Data for the Year or Period Ended:           12/31/96
                                                               (unaudited)     1996        1995       1994(f)
Net asset value -- beginning of year                         $     19.33    $   16.33    $   12.24  $    12.00
----------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                        0.23        0.26         0.25         0.06
Net realized and unrealized gain/(loss) on investments              0.58        3.54         4.11         0.18
----------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                             0.81        3.80         4.36         0.24
----------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                               (0.39)      (0.25)       (0.17)         --
Distributions from net realized capital gains                      (1.66)      (0.55)       (0.10)         --
Distributions in excess of net realized capital gains                --          --           --           --
----------------------------------------------------------------------------------------------------------------
Total distributions                                                (2.05)      (0.80)       (0.27)         --
----------------------------------------------------------------------------------------------------------------
Net asset value -- end of year                               $     18.09    $  19.33     $  16.33    $   12.24
----------------------------------------------------------------------------------------------------------------
Total return**                                                      4.27%      23.92%       35.99%        2.00%
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                            $   142,293    $132,511     $ 60,234    $   1,548
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets         2.62%+      1.85%        3.43%        2.54%+
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
  excluding interest expense                                        1.30%+      1.30%        1.30%        1.30%+
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            93.70%     225.91%       95.75%      190.94%
----------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                              $    0.0603   $  0.0595         N/A          N/A
----------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees
   and absorption of expenses by Manager                     $      0.22   $    0.24     $   0.19    $   (0.11)
----------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees and absorption
   of expenses by Manager, including interest expense               1.59%+      1.55%        2.07%        9.00%+
----------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                            1.42%+      1.42%        1.31%        1.43%+
----------------------------------------------------------------------------------------------------------------



                             ASSET ALLOCATION FUND

                                                            Class P Shares
Selected per Share Data for the Year or Period Ended:          12/31/96
                                                              (unaudited)   1996(g)
Net asset value -- beginning of year                         $    19.33    $  17.86
------------------------------------------------------------------------------------
Net investment income/(loss)                                       0.21        0.09
Net realized and unrealized gain/(loss) on investments             0.58        1.38
------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                            0.79        1.47
------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                              (0.34)        --
Distributions from net realized capital gains                     (1.66)        --
Distributions in excess of net realized capital gains               --          --
------------------------------------------------------------------------------------
Total distributions                                               (2.00)        --
------------------------------------------------------------------------------------
Net asset value -- end of year                               $    18.12    $  19.33
------------------------------------------------------------------------------------
Total return**                                                     4.18%       8.23%
------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                            $       48    $     43
------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets        2.37%+      1.60%+
------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
  excluding interest expense                                       1.55%+      1.55%+
------------------------------------------------------------------------------------
Portfolio turnover rate                                           93.70%     225.91%
------------------------------------------------------------------------------------
Average commission rate paid+++                              $   0.0603    $ 0.0595
------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees
   and absorption of expenses by Manager                     $     0.20    $   0.08
------------------------------------------------------------------------------------
Expense ratio before deferral of fees and absorption
   of expenses by Manager, including interest expense              1.84%+      1.80%+
------------------------------------------------------------------------------------
Expense ratio including interest expense                           1.67%+      1.67%+
------------------------------------------------------------------------------------



 ** Total return represents aggregate total return for the periods indicated.
  + Annualized.
 ++ The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
+++ Average commission rate paid per share of securities purchased and sold by the Fund.
  # Amount represents less than $0.01 per share.
 ## Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

--------------------
The Montgomery Funds
Financial Highlights

                                                              CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
                                                            Class R Shares
Selected per Share Data for the Year or Period Ended:          12/31/96
                                                             (unaudited)       1996     1995     1994(a)
Net asset value -- beginning of year                        $     12.23     $  12.04  $  11.79  $  12.00
-----------------------------------------------------------------------------------------------------------
Net investment income                                              0.27         0.54      0.44      0.41
Net realized and unrealized gain/(loss) on investments             0.24         0.19      0.25     (0.21)
-----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
   investment operations                                           0.51         0.73      0.69      0.20
-----------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                              (0.27)       (0.54)    (0.44)    (0.41)
Distributions in excess of net investment income                    --           --        --        --
Distributions from net realized capital gains                       --           --      (0.00)#     --
Distributions in excess of net realized capital gains               --           --        --        --
Distributions from capital                                          --           --        --        --
-----------------------------------------------------------------------------------------------------------
Total distributions                                               (0.27)       (0.54)    (0.44)    (0.41)
-----------------------------------------------------------------------------------------------------------
Net asset value -- end of year                              $     12.47     $  12.23  $  12.04  $  11.79
-----------------------------------------------------------------------------------------------------------
Total return**                                                     4.19%        6.11%     6.03%     1.65%
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                           $    18,735     $ 13,948  $  5,153  $ 11,556
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets               4.28%+       4.34%     3.71%     3.44%
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
   excluding interest expense                                      0.68%+       0.61%     0.56%     0.23%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           13.89%       58.11%    37.93%    77.03%
-----------------------------------------------------------------------------------------------------------
Net investment income before deferral of fees and
   absorption of expenses by Manager                        $      0.24     $   0.43  $   0.34  $   0.25
-----------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
   including interest expense                                      1.18%+       1.43%     1.41%     1.63%
-----------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                            --           --        --        --
-----------------------------------------------------------------------------------------------------------

(a) The California Tax-Free Intermediate Bond Fund's Class R Shares commenced operations on July 1, 1993.
(b) The Short Government Bond Fund's Class R Shares and Class P Shares commenced operations on December 18, 1992 and March 12, 1996, respectively.

                                                         FEDERAL TAX-FREE                          CALIFORNIA
                                                            MONEY FUND                        TAX-FREE MONEY FUND

                                                          Class R Shares       Class R Shares
Selected per Share Data for the Year or Period Ended:       12/31/96(c)         12/31/96
                                                            (unaudited)         (unaudited)             1996          1995(d)
Net asset value -- beginning of year                      $     1.00           $      1.00           $     1.00     $    1.00
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                          0.017                 0.014                0.030         0.027
Net realized and unrealized gain on investments                0.000                 0.000                0.000##       0.000##
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
   investment operations                                       0.017                 0.014                0.030         0.027
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                          (0.017)               (0.014)              (0.030)       (0.027)
Distributions in excess of net investment income                --                    --                    --         (0.000)##
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (0.017)               (0.014)              (0.030)       (0.027)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- end of year                            $     1.00           $      1.00           $     1.00     $    1.00
-----------------------------------------------------------------------------------------------------------------------------------
Total return**                                                  1.66%                 1.45%                3.03%         2.68%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                         $  100,586           $   116,505           $   98,134     $  64,780
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets            3.54%+                2.86%+               2.99%         3.55%+
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
   excluding interest expense                                   0.00%+                0.58%+               0.59%         0.33%+
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          --                    --                   --            --
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income before deferral of fees
   and absorption of expenses by Manager                  $    0.013           $     0.013           $    0.028     $   0.023
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees and absorption
   of expenses by Manager, including interest expense           0.81%+                0.89%+               0.80%         0.86%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                         --                    --                   --            --
-----------------------------------------------------------------------------------------------------------------------------------

(c) Federal Tax-Free Money Fund's Class R shares commenced operations on July 15, 1996.
(d) California Tax-Free Money Fund's Class R Shares commenced operations on September 30,1994.
(e) Government Reserve Fund's Class R Shares and Class P Shares commenced operations on September 14, 1992, and March 12, 1996, respectively.


The accompanying notes are an integral part of these financial statements.

                                                                              SHORT GOVERNMENT BOND FUND
                                                           Class R Shares
Selected per Share Data for the Year or Period Ended:         12/31/96
                                                            (unaudited)       1996      1995        1994        1993(b)
Net asset value -- beginning of year                        $    9.92     $   9.95  $   9.80   $   10.23    $   10.00
------------------------------------------------------------------------------------------------------------------------
Net investment income                                            0.29         0.60      0.62        0.61         0.33
Net realized and unrealized gain/(loss) on investments           0.08        (0.04)     0.16       (0.34)        0.23
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
   investment operations                                         0.37         0.56      0.78        0.27         0.56
------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                            (0.29)       (0.59)    (0.62)      (0.56)       (0.33)
Distributions in excess of net investment income                  --         (0.00)#     --        (0.07)         --
Distributions from net realized capital gains                     --           --        --          --           --
Distributions in excess of net realized capital gains             --           --        --        (0.07)         --
Distributions from capital                                        --           --      (0.01)        --          0.00#
------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (0.29)       (0.59)    (0.63)      (0.70)       (0.33)
------------------------------------------------------------------------------------------------------------------------
Net asset value -- end of year                              $   10.00     $   9.92  $   9.95   $    9.80    $   10.23
------------------------------------------------------------------------------------------------------------------------
Total return**                                                   3.82%        5.74%     8.28%       2.49%        5.66%
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                           $  39,408     $ 22,681  $ 17,093   $  21,937    $  22,254
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets             5.84%+       5.88%     6.41%       5.93%        6.02%+
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
   excluding interest expense                                    0.61%+       0.60%     0.47%       0.25%        0.22%+
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        202.74%      349.62%   284.23%     603.07%      213.22%
------------------------------------------------------------------------------------------------------------------------
Net investment income before deferral of fees and
   absorption of expenses by Manager                        $    0.29     $   0.52  $   0.54   $    0.51    $    0.27
------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
   including interest expense                                    1.85%+       2.31%     2.23%       1.75%        2.07%+
------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                         1.35%+       1.55%     1.38%       0.71%         --
------------------------------------------------------------------------------------------------------------------------


BOND FUND
                                                             Class P Shares
Selected per Share Data for the Year or Period Ended:          12/31/96
                                                              (unaudited)       1996(b)
Net asset value -- beginning of year                          $    9.92        $   9.98
-----------------------------------------------------------------------------------------
Net investment income                                              0.28            0.16
Net realized and unrealized gain/(loss) on investments             0.11           (0.05)
-----------------------------------------------------------------------------------------
Net increase in net assets resulting from
   investment operations                                           0.39            0.11
-----------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                              (0.30)          (0.17)
Distributions in excess of net investment income                    --              --
Distributions from net realized capital gains                       --              --
Distributions in excess of net realized capital gains               --              --
Distributions from capital                                          --              --
-----------------------------------------------------------------------------------------
Total distributions                                               (0.30)          (0.17)
-----------------------------------------------------------------------------------------
Net asset value -- end of year                                $   10.01        $   9.92
-----------------------------------------------------------------------------------------
Total return**                                                     3.95%           1.12%
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-----------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                             $       1        $      1
-----------------------------------------------------------------------------------------
Ratio of net investment income to average net assets               5.59%+          5.63%+
-----------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
   excluding interest expense                                      0.86%+          0.85%+
-----------------------------------------------------------------------------------------
Portfolio turnover rate                                          202.74%         349.62%
-----------------------------------------------------------------------------------------
Net investment income before deferral of fees and
   absorption of expenses by Manager                          $    0.25        $   0.14
-----------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
   including interest expense                                      2.10%+          2.56%+
-----------------------------------------------------------------------------------------
Expense ratio including interest expense                           1.60%+          1.80%+
-----------------------------------------------------------------------------------------




                                                                                              GOVERNMENT RESERVE FUND

                                                           Class R Shares
Selected per Share Data for the Year or Period Ended:          12/31/96
                                                             (unaudited)          1996       1995        1994        1993(e)
Net asset value -- beginning of year                       $      1.00        $    1.00   $    1.00   $   1.00    $    1.00
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                            0.025            0.052       0.049      0.029        0.024
Net realized and unrealized gain on investments                  0.000##          0.000##     0.000##    0.000##      0.000##
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
   investment operations                                         0.025            0.052       0.049      0.029        0.024
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                            (0.025)          (0.052)     (0.049)    (0.029)      (0.024)
Distributions in excess of net investment income
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (0.025)          (0.052)     (0.049)    (0.029)      (0.024)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value -- end of year                             $      1.00        $    1.00   $    1.00   $   1.00    $    1.00
--------------------------------------------------------------------------------------------------------------------------------
Total return**                                                    2.50%            5.28%       4.97%      2.96%        2.41%
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                          $   446,518        $ 439,423   $ 258,956   $211,129    $ 124,795
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets              4.91%+           5.17%       4.92%      2.99%        2.96%+
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
   excluding interest expense                                     0.60%+           0.60%       0.60%      0.60%        0.38%+
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            --               --          --         --           --
--------------------------------------------------------------------------------------------------------------------------------
Net investment income before deferral of fees
   and absorption of expenses by Manager                   $     0.024        $   0.050   $   0.047   $   0.028   $   0.013
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees and absorption
   of expenses by Manager, including interest expense             0.72%+           0.74%       0.79%       0.71%       0.77%+
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                           --               --         0.63%        --          --
--------------------------------------------------------------------------------------------------------------------------------

                                                                 GOVERNMENT RESERVE FUND

                                                              Class P Shares
Selected per Share Data for the Year or Period Ended:          12/31/96
                                                               (unaudited)           1996(e)
Net asset value -- beginning of year                          $     1.00           $    1.00
----------------------------------------------------------------------------------------------
Net investment income                                              0.024               0.014
Net realized and unrealized gain on investments                    0.000##             0.000##
----------------------------------------------------------------------------------------------
Net increase in net assets resulting from
   investment operations                                           0.024               0.014
----------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                              (0.024)             (0.014)
Distributions in excess of net investment income
----------------------------------------------------------------------------------------------
Total distributions                                               (0.024)             (0.014)
----------------------------------------------------------------------------------------------
Net asset value -- end of year                                $     1.00           $    1.00
----------------------------------------------------------------------------------------------
Total return**                                                      2.48%               1.38%
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
----------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                             $        1           $       1
----------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                4.66%+              4.91%+
----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
   excluding interest expense                                       0.85%+              0.85%+
----------------------------------------------------------------------------------------------
Portfolio turnover rate                                              --                  --
----------------------------------------------------------------------------------------------
Net investment income before deferral of fees
   and absorption of expenses by Manager                      $    0.023           $   0.013
----------------------------------------------------------------------------------------------
Expense ratio before deferral of fees and absorption
   of expenses by Manager, including interest expense               0.97%+              0.99%+
----------------------------------------------------------------------------------------------
Expense ratio including interest expense                             --                  --
----------------------------------------------------------------------------------------------

** Total return represents aggregate total return for the periods indicated.
 + Annualized.
 # Amount represents less than $0.01 per share.
## Amount represents less than $0.001 per share.

--------------------------------------
       The Montgomery Funds
--------------------------------------
             Notes
--------------------------------------

      TO FINANCIAL STATEMENTS
           (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES:

The Montgomery Funds and The Montgomery Funds II (individually, the "Trust" and, collectively, the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. As of December 31, 1996, the Trusts had nineteen publicly offered series: Montgomery Growth Fund, Montgomery Micro Cap Fund, Montgomery Small Cap Fund, Montgomery Small Cap Opportunities Fund, Montgomery Equity Income Fund, Montgomery International Growth Fund, Montgomery International Small Cap Fund, Montgomery Global Opportunities Fund, Montgomery Global Communications Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Asia Fund, Montgomery Select 50 Fund, Montgomery Asset Allocation Fund, Montgomery Short Government Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Government Reserve Fund, Montgomery Federal Tax-Free Money Fund, Montgomery California Tax-Free Money Fund and Montgomery Institutional
Series: Emerging Markets Portfolio (individually, the "Fund" and, collectively, the "Funds").

The Montgomery Funds were organized as a Massachusetts business trust on May 10, 1990, and commenced operations with the Montgomery Small Cap Fund. The Montgomery Funds II were organized as a Delaware business trust on September 8, 1993, and commenced operations with the Montgomery Institutional Series:
Emerging Markets Portfolio. Prior to the public offerings of shares of each Fund, a limited number of shares were sold to Montgomery Asset Management, L.P., and/or affiliated persons of Montgomery Asset Management, L.P., in private placement offerings. Otherwise, no Fund had any significant operations prior to the date on which it commenced operations (i.e., commenced selling shares to the public). On December 1, 1995, the Growth Fund, Small Cap Fund, Small Cap Opportunities Fund, Equity Income Fund, International Growth Fund, Emerging Markets Fund, Asset Allocation Fund, Short Government Bond Fund and Government Reserve Fund commenced offering Class P Shares. Any shares outstanding prior to December 1, 1995, were designated as Class R Shares.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates. Information presented in these financial statements pertains to all the above Funds except for Montgomery Institutional Series: Emerging Markets Portfolio, which is presented under separate cover.

The following is a summary of significant accounting policies.

a. Portfolio Valuation

Portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and in the case of fixed-income securities, the mean of the closing bid and asked prices.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sales price on the respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market are valued at the mean between the last available bid and ask price prior to the time of valuation.

For the Government Reserve Fund, Federal Tax-Free Money Fund and California Tax-Free Money Fund, portfolio securities are valued at amortized cost, which means they are valued at acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. Amortized cost involves valuing a portfolio security instrument at its cost, initially, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Calculations are made to compare the value of the Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value or values obtained from yield data relating to classes of money market instruments.

Securities for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair market value as determined in good faith by or under the supervision of the Trusts' officers in accordance with methods authorized by the Trusts' Board of Trustees. Short-term securities with maturities of 60 days or less (excluding the Government Reserve Fund, Federal Tax-Free Money Fund and California Tax-Free Money Fund which value all securities at amortized cost) are carried at amortized cost, which approximates market value.

b. Forward Foreign Currency Exchange Contracts

Certain Funds may engage in forward foreign currency exchange contracts with off-balance sheet risk in the normal course of investing activities in order to manage exposure to market risks. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss.

                                          --------------------------------------
                                                     The Montgomery Funds
                                          --------------------------------------
                                                             Notes
                                          --------------------------------------
                                                   TO FINANCIAL STATEMENTS


When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign currency exchange contracts have been used solely to establish a rate of exchange for settlement of transactions. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

c. Foreign Currency

Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates on investments have been included in the unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses resulting from movement in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received and the portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date.

d. Repurchase Agreements

Each Fund may engage in repurchase agreement transactions individually or jointly through a joint repurchase account with other series of the Trusts pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, a Fund writes a financial contract with a counterparty and takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase the financial contract at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while a Fund seeks to assert its rights. The Fund's investment manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks. The Funds may also participate on an individual or joint basis in tri-party repurchase agreements which involve a counterparty and a custodian bank.

e. Dollar Roll Transactions

Certain Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest as those sold but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may or may not generate income for the Fund exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

f. Short Sales/Forward Commitments

Certain Funds may seek to hedge investments through forward commitments to sell high-grade liquid debt securities. In some cases, a Fund may enter into forward commitments to sell securities the Fund does not yet own (but has the right to acquire). Such forward commitments effectively constitute a form of short sale and have been limited to date to the Short Government Bond Fund and to securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") in connection with certain FHLMC conversion programs. To complete such a transaction, a Fund must obtain a security that is convertible into the security it has made a commitment to deliver. Forward commitments involve transaction costs and entail risk to the extent that interest rates move in a direction different from that anticipated. There is a risk that the market price will increase for the security the Fund must purchase. Whenever a Fund engages in this type of transaction, it maintains other high-quality liquid debt securities equal in value to the forward commitment in a segregated account with its custodian.

g. Reverse Purchase Agreements

Certain Funds may enter into reverse repurchase agreement transactions with member banks on the Federal Reserve Bank of New York's list of reporting dealers for leverage purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to

-------------------------------------------
           The Montgomery Funds
-------------------------------------------
                  Notes
-------------------------------------------
T O  F I N A N C I A L  S T A T E M E N T S


repurchase the same securities at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Each Fund establishes a segregated account with its custodian in which the Fund maintains cash, U.S. government securities or other liquid high-grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

h. Reverse Dollar Roll Transactions
Certain Funds may enter into reverse dollar roll transactions. When a Fund engages in a reverse dollar roll, it purchases a security from a financial institution and concurrently agrees to resell a similar security to that institution at a later date at an agreed-upon price. Under the 1940 Act, reverse dollar roll transactions are considered to be loans by a Fund and must be fully collateralized. If the seller defaults on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.

i. Futures Contracts
Certain Funds may enter into futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the custodian on behalf of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

j. Options
Certain Funds may enter into options contracts. Upon the purchase of a put option or a call option by the Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters in a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security that the Fund purchases upon exercise will be increased by the premium originally paid. When purchased index options are exercised, settlement is made in cash.

When the Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security or index, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forgo the opportunity for profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

k. Dividends and Distributions
Dividends, if any, from net investment income of the Growth, Micro Cap, Small Cap, Small Cap Opportunities, International Growth, International Small Cap, Global Opportunities, Global Communications, Emerging Markets, Emerging Asia, Select 50 and Asset Allocation Funds are declared and paid at least annually. Dividends from net investment income of the Short Government Bond, California Tax-Free Intermediate Bond, Government Reserve, Federal Tax-Free Money and California Tax-Free Money Funds are declared daily and paid monthly. Dividends from net investment income of the Equity Income Fund are declared and paid quarterly.

Distributions of any short-term capital gains earned by a Fund are distributed no less frequently than annually. Additional distributions of net investment income and capital gains for each Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed

                                     -------------------------------------------
                                                 The Montgomery Funds
                                     -------------------------------------------
                                                        Notes
                                     -------------------------------------------
                                     T O  F I N A N C I A L  S T A T E M E N T S


amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

l.Securities Transactions and Investment Income

Securities transactions are recorded on a trade-date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Dividend income on foreign securities is recognized as soon as a Fund is informed of the ex-dividend date. Interest income, including, where applicable, amortization of discount on short-term investments, is recognized on the accrual basis. Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. The Funds instruct their custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

m. Federal Income Taxes

Each Fund has elected and qualified and it is the intention of each Fund to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income to shareholders sufficient to relieve each Fund of all or substantially all federal income taxes.

n. Organization Costs

Expenses incurred in connection with the organization of each Fund are amortized on a straight-line basis over a period of five years from the commencement of operations. All such costs for the Small Cap Fund have been fully amortized.

o. Cash

Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues and redeems its shares, invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

p. Expenses

General expenses of the Trusts are allocated to the relevant Funds based upon relative net assets. Operating expenses directly attributable to a Fund or a class of shares are charged to that Fund's or class's operations. Expenses of each Fund not directly attributable to the operations of any class of shares or Fund are prorated among the classes, based on the relative average net assets of each class of shares or Fund.


2. MANAGEMENT FEES AND OTHER
TRANSACTIONS WITH AFFILIATES AND
OTHER CONTRACTUAL COMMITMENTS:

a. Montgomery Asset Management, L.P., is the Funds' Manager (the "Manager"). The Manager, a California limited partnership, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The general partner of the Manager is Montgomery Asset Management, Inc. Montgomery Securities, the Funds' principal underwriter and distributor, and certain of its principals are affiliates of the Manager. Under the Advisers Act, both Montgomery Asset Management, Inc., and Montgomery Securities may be deemed controlling persons of the Manager. Although the operations and management of the Manager are independent of those of Montgomery Securities, it is expected that the Manager may draw upon the research and administrative resources of Montgomery Securities at its discretion in a manner consistent with applicable regulations.

Pursuant to investment management agreements ("Investment Management Agreements"), the Manager provides each Fund with advice on buying and selling securities, manages the investments of each Fund including the placement of orders for portfolio transactions, furnishes each Fund with office space and certain administrative services, and provides the personnel needed by the Trusts with respect to the Manager's responsibilities under such agreement. The Manager has agreed to reduce some or all of its management fee or absorb fund expenses if necessary to keep each Fund's annual operating expenses, exclusive of interest and taxes, at or below the following percentages of each Fund's average net assets: 1.50% for the Growth Fund; 1.75% for the Micro Cap Fund; 1.40% for the Small Cap Fund; 1.50% for the Small Cap Opportunities Fund; 0.85% for the Equity Income Fund; 1.65% for the International Growth Fund; 1.90% for the International Small Cap Fund, Global Opportunities Fund, Global Communications Fund, Emerging Markets Fund and Emerging Asia Fund; 1.80% for the Select 50 Fund; 1.30% for the Asset Allocation Fund; 0.70% for the Short Government Bond Fund and California Tax-Free Intermediate Bond Fund; 0.60% for the Government Reserve Fund, Federal Tax-Free

-------------------------------------------
           The Montgomery Funds
-------------------------------------------
                  Notes
-------------------------------------------
T O  F I N A N C I A L  S T A T E M E N T S


Money Fund and California Tax-Free Money Fund. Any reductions or absorptions made to a Fund by the Manager are subject to recovery within the following two years (three years for the Asset Allocation Fund), provided a Fund is able to affect such reimbursement and remain in compliance with applicable expense limitations. The Manager may terminate these reductions or absorptions at any time.

Montgomery Asset Management, L.P. serves as the Funds' administrator (the "Administrator"). The Administrator performs services with regard to various aspects of each Fund's administrative operations.

As compensation, each Fund has accrued a monthly management and administration fee (accrued daily) based upon the average daily net assets of each Fund. The following effective management fee annual rates include current year accrued fees and recoupment of prior year deferrals, but do not include the effect of current year fee deferrals or expense absorptions:

                                                           Management
                                            Effective    Fees Including      Effective
                                            Management      Effect of      Administration
Name of Fund                                   Fee        Fees Deferred         Fee
------------                                   ---        -------------         ---
Growth Fund...............................    0.95%           0.95%            0.06%
Micro Cap Fund............................    1.42%           1.42%            0.07%
Small Cap Fund............................    0.99%           0.99%            0.07%
Small Cap Opportunities Fund..............    1.34%           0.98%            0.07%
Equity Income Fund........................    0.77%           0.17%            0.07%
International Growth Fund.................    1.88%           0.78%            0.07%
International Small Cap Fund..............    2.38%           1.13%            0.07%
Global Opportunities Fund.................    2.45%           1.20%            0.07%
Global Communications Fund................    1.47%           1.31%            0.07%
Emerging Markets Fund.....................    1.07%           1.07%            0.06%
Emerging Asia Fund........................    1.26%           0.00%            0.07%
Select 50 Fund............................    1.47%           1.21%            0.07%
Asset Allocation Fund.....................    1.00%           0.83%            0.07%
Short Government Bond Fund................    0.57%           0.07%            0.05%
California Tax-Free Intermediate Bond Fund    0.54%           0.04%            0.05%
Government Reserve Fund...................    0.54%           0.42%            0.05%
Federal Tax-Free Money Fund...............    0.40%           0.00%            0.05%
California Tax-Free Money Fund............    0.73%           0.42%            0.05%


The Manager recouped previously deferred fees and/or absorbed expenses during the six months ended December 31, 1996. These amounts have been included with current six months' management fees in the Statement of Operations and are part of the effective management fee shown. The amounts recouped during the six months ended December 31, 1996, were $101,797; $119,487; $20,307; $75,401;
$232,797; $162,912; $203,919; $87,769; $139,622; $10,861; $3,081; $464,333 and
$175,094, for Micro Cap, Small Cap Opportunities, Equity Income, International Growth, International Small Cap, Global Opportunities, Global Communications, Select 50, Asset Allocation, Short Government Bond, California Tax-Free Intermediate Bond, Government Reserve and California Tax-Free Money Funds, respectively.

                                          --------------------------------
                                                The Montgomery Funds
                                          --------------------------------
                                                       Notes
                                          --------------------------------
                                               TO FINANCIAL STATEMENTS


For the six months ended December 31, 1996, the Manager has deferred fees and/or absorbed expenses and has deferred management fees and absorbed expenses subject to recoupment as follows:

                                                                        Deferred Management
                                                                         Fees and Absorbed
                                               Fees          Expenses   Expenses Subject to
Name of Fund                                 Deferred        Absorbed       Recoupment
------------                                 --------        --------       ----------
Small Cap Opportunities Fund..............  $300,898            --           $300,898
Equity Income Fund........................    71,701            --            199,958
International Growth Fund.................   106,853            --            141,935
International Small Cap Fund..............   258,146            --            300,293
Global Opportunities Fund.................   170,376            --            206,527
Global Communications Fund*...............   149,089*           --            142,874
Emerging Asia Fund........................    31,049          $4,902           35,951
Select 50 Fund............................   104,448            --            104,448
Asset Allocation Fund.....................   120,803            --            120,803
Short Government Bond Fund................    81,746            --            383,445
California Tax-Free Intermediate Bond Fund    39,307            --            191,197
Government Reserve Fund...................   291,556            --            291,556
Federal Tax-Free Money Fund...............   103,976          106,132         210,108
California Tax-Free Money Fund............   163,911            --            163,911

*For the six months ended December 31, 1996, the Global Communications Fund waived fees of $6,215.

b. Certain officers and Trustees of the Trusts are, with respect to the Trusts' Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an "affiliated person" will receive an annual retainer and quarterly meeting fee totaling $35,000 per annum, as well as reimbursement for expenses, for service as a Trustee of all three Trusts advised by the Manager ($25,000 of which will be allocated to the Montgomery Funds and $5,000 to the Montgomery Funds II).

c. For the six months ended December 31, 1996, the Funds' securities transactions generated commissions of $5,774,760 of which $11,790 was paid to Montgomery Securities.

d. The Class R Shares and Class P Shares of the Funds have no sales load.

e. At December 31, 1996, the Global Communications Fund owned 90,000 shares of the Montgomery Emerging Communications Fund, which has the same investment manager. For the six months ended December 31, 1996, the Global Communications Fund received no dividend income from the Montgomery Emerging Communications Fund.

f. Certain Funds are parties to agreements with financial intermediaries and recordkeepers related to the Funds' participation in various purchase, marketplace and retirement programs. The Funds that participate in the programs make payments to the financial intermediaries and recordkeepers for certain services provided to shareholders who own shares of the Funds through such programs. These fees are paid for shareholder servicing and recordkeeping and are reflected in the Funds' financial statement as "servicing fees." The Manager may make additional payments to financial intermediaries and recordkeepers in connection with the Funds' participation in these programs. The following Funds participate in one or more of these programs: Growth Fund, Micro Cap Fund, Small Cap Fund, Small Cap Opportunities Fund, Equity Income Fund, Select 50 Fund, Asset Allocation Fund, International Growth Fund, International Small Cap Fund, Global Opportunities Fund, Global Communications Fund, Emerging Markets Fund, Emerging Asia Fund, Short Government Bond Fund and California Tax-Free Intermediate Bond Fund.

3. SHARE MARKETING PLAN:

Class P Shares of each Fund have adopted a Share Marketing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for Class P Shares of each Fund. Pursuant to that Rule, the Trusts' Board of Trustees and the initial shareholder of the Class P Shares of each Fund have approved, and each Fund has entered into, the Plan with the Manager, as the distribution coordinator, for the Class P Shares. Under the Plan, each Fund will pay distribution fees to the Manager at an annual

--------------------------------
      The Montgomery Funds
--------------------------------
             Notes
--------------------------------
    TO FINANCIAL STATEMENTS


rate of 0.25% of the Fund's aggregate average daily net assets attributable to its Class P Shares, to reimburse the Manager for its distribution costs with respect to that Class.

The Plan provides that the Manager may use the distribution fees received from the Class to pay for the distribution expenses of that Class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to the Manager or any other broker-dealer or financial institution that engages in the distribution of that Class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that Class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct-mail promotions and television, radio, newspaper, magazine and other mass media advertising for that Class; (ii) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective investors in that Class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Funds and that Class; and (iv) costs involved obtaining whatever information, analysis and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable with respect to the distribution of that Class. Distribution fees are accrued daily and paid monthly, and are charged as expenses of the Class P Shares are accrued.

4. TRANSACTIONS IN SHARES OF A BENEFICIAL INTEREST:

The Trusts have authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Because the Government Reserve Fund, Federal Tax-Free Money Fund and California Tax-Free Money Fund are money market funds and money market funds sell shares, issue shares for reinvestment of dividends and redeem shares normally at a constant net asset value of $1.00 per share, the numbers of shares represented by such sales, reinvestments and redemptions are the same as the dollar amounts shown for such transactions.

5. SECURITIES TRANSACTIONS:

a. The aggregate amount of purchases and sales of long-term securities, excluding long-term U.S. government securities, during the six months ended December 31, 1996, were:


Name of Fund                                   Purchases            Sales
------------                                   ---------            -----
Growth Fund................................. $342,773,382        $330,919,573
Micro Cap Fund..............................  146,704,538         150,047,458
Small Cap Fund..............................   73,113,060         130,080,509
Small Cap Opportunities Fund................  177,570,023         133,315,789
Equity Income Fund..........................   14,515,992           5,947,347
International Growth Fund...................   12,919,812           7,490,140
International Small Cap Fund................   14,285,647          15,767,401
Global Opportunities Fund...................   15,738,237          14,340,872
Global Communications Fund..................   75,275,545         113,829,363
Emerging Markets Fund.......................  321,391,415         367,446,393
Emerging Asia Fund..........................   14,800,244             351,595
Select 50 Fund..............................   66,868,505          61,110,662
Asset Allocation Fund.......................   40,210,150          42,526,356
Short Government Bond Fund..................        4,985             707,893
California Tax-Free Intermediate Bond Fund..    5,490,873           2,083,232

The aggregate amount of purchases and sales of long-term U.S. government securities, during the six months ended December 31, 1996, were:


Name of Fund                                  Purchases            Sales
------------                                  ---------            -----
Asset Allocation Fund......................  $91,065,508         $75,813,837
Short Government Bond Fund.................   85,345,301          69,293,490


102
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                                     -------------------------------------------
                                                The Montgomery Funds
                                     -------------------------------------------
                                                       Notes
                                     -------------------------------------------
                                     T O  F I N A N C I A L  S T A T E M E N T S


b. At December 31, 1996, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was as follows:

                                             Tax Basis         Tax Basis
                                             Unrealized        Unrealized
Name of Fund                                 Appreciation      Depreciation
------------                                 ------------      ------------
Growth Fund................................  $166,153,771      $29,331,643
Micro Cap Fund.............................    70,700,353        4,167,670
Small Cap Fund.............................    64,561,259       10,713,870
Small Cap Opportunities Fund...............    29,805,425        4,148,234
Equity Income Fund.........................     2,421,328          281,436
International Growth Fund..................     2,208,582        1,008,442
International Small Cap Fund...............     6,173,829        2,131,062
Global Opportunities Fund..................     4,591,706        1,322,840
Global Communications Fund.................    35,158,821        8,208,352
Emerging Markets Fund......................   130,979,500       60,211,026
Emerging Asia Fund.........................     2,101,459          202,389
Select 50 Fund.............................     9,861,935        2,461,827
Asset Allocation Fund......................    14,679,664        2,420,366
Short Government Bond Fund.................       181,906           97,883
California Tax-Free Intermediate Bond Fund        361,991           15,945

c. Information regarding transactions under dollar roll transactions was as follows:

                                                                                       Average
                               Maximum                      Average      Average        Debt
                               Amount         Amount        Amount        Shares      per Share
                             Outstanding   Outstanding   Outstanding   Outstanding   Outstanding     Fee
                               During         as of         During        During        During      Income
Name of Fund                 Six Months     12/31/96      Six Months    Six Months    Six Months    Earned
------------                 -----------   -----------   -----------   -----------   -----------   ---------
Asset Allocation Fund        $13,949,531   $8,808,750     $9,965,098    7,256,074       $1.37      $106,150
Short Government Bond Fund     1,987,813    1,957,500      1,943,782    3,224,053        0.60        18,619

The average amount outstanding during the period was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the six months ended December 31, 1996.

d. Information regarding borrowing under reverse repurchase agreements is as follows:

                                                                         Average
                               Maximum       Average      Average         Debt
                               Amount        Amount        Shares       per Share
                             Outstanding   Outstanding   Outstanding   Outstanding    Average
                               During        During        During        During      Interest   Interest
Name of Fund                 Six Months    Six Months    Six Months    Six Months      Rate      Expense
------------                 -----------   -----------   -----------   -----------   --------   ---------
Asset Allocation Fund        $14,055,000   $3,045,221     7,256,074       $0.42        4.18%     $76,499
Short Government Bond Fund     8,060,000    4,589,049     3,224,053        1.42        4.28%     121,644

As of December 31, 1996, there were no reverse repurchase agreements outstanding. The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the six months ended December 31, 1996.

-------------------------------------------
           The Montgomery Funds
-------------------------------------------
                  Notes
-------------------------------------------
T O  F I N A N C I A L  S T A T E M E N T S


e. The schedule of forward foreign currency exchange contracts at December 31, 1996, were as follows:

                                   Contract
                                    Value           Value
                                     Date          (Note 1)
                                   --------       ----------
International Growth Fund:
Forward Foreign Currency Exchange Contracts to Buy:
    133,431  Dutch Guilder         01/02/97       $   77,236
    118,947  Australian Dollar     01/03/97           94,544
    106,614  British Pound         01/03/97          182,575
     35,979  Irish Pound           01/03/97           60,985
    930,900  Norwegian Krone       01/03/97          146,139
 14,672,036  Portuguese Escudo     01/03/97           94,627
  3,661,764  Japanese Yen          01/06/97           31,629
  6,457,294  Belgian Franc         01/08/97          203,580
    881,144  French Franc          01/31/97          170,148
                                                  ----------
Total Forward Foreign Currency Exchange
Contracts to Buy: (Contract cost $1,049,952)      $1,061,463
                                                  ==========

International Small Cap Fund:
Forward Foreign Currency Exchange Contracts to Buy:
 13,430,931  Spanish Peseta        01/03/97       $  103,453
     45,239  German Mark           01/08/97           29,406
                                                  ----------
Total Forward Foreign Currency Exchange
Contracts to Buy: (Contract cost $131,882)        $  132,859
                                                  ==========

Global Opportunities Fund:
Forward Foreign Currency Exchange Contracts to Buy:
    724,255  Belgian Franc         01/08/97       $   22,834
     36,191  German Mark           01/08/97           23,525
                                                  ----------
Total Forward Foreign Currency Exchange
Contracts to Buy: (Contract cost $45,951)         $   46,359
                                                  ==========

Global Communications Fund:
Forward Foreign Currency Exchange Contracts to Buy:
 16,418,707  Portuguese Escudo     01/03/97       $  105,892
  2,317,616  Belgian Franc         01/08/97           73,068
     81,430  German Mark           01/08/97           52,930
                                                  ----------
Total Forward Foreign Currency Exchange
Contracts to Buy: (Contract cost $230,091)        $  231,890
                                                  ==========

Forward Foreign Currency Exchange
Contracts to Sell: (Contract cost $2,151,051)
 14,786,320  Swedish Krona         01/02/97       $2,168,365
                                                  ==========

Emerging Markets Fund:
Forward Foreign Currency Exchange Contracts to Buy:
 19,864,879  Portuguese Escudo     01/03/97       $  128,118
    811,068  Malaysian Ringgit     01/06/96          321,120
                                                  ----------
Total Forward Foreign Currency Exchange
Contracts to Buy: (Contract cost $447,453)        $  449,238
                                                  ==========

Forward Foreign Currency Exchange Contracts to Sell:
 21,807,550  Philippine Peso       01/02/97       $  829,176
  3,826,479  Philippine Peso       01/03/97          145,493
 10,861,026  Malaysian Ringgit     01/06/97        4,300,129
152,346,015  Portuguese Escudo     01/06/97          982,500
  6,933,169  Thai Baht             01/06/97          270,303
                                                  ----------
Total Forward Foreign Currency Exchange
Contracts to Sell: (Contract cost $6,506,773)     $6,527,601
                                                  ==========

Emerging Asia Fund:
Forward Foreign Currency Exchange
Contracts to Buy: (Contract cost $205,188)
  1,586,965  Hong Kong Dollar      01/03/97       $  205,180
                                                  ==========

Forward Foreign Currency Exchange
Contracts to Sell: (Contract cost $48,225)
    372,983  Hong Kong Dollar      01/03/97       $   48,223
                                                  ==========

Select 50 Fund:
Forward Foreign Currency Exchange
Contracts to Buy: (Contract cost $123,903)
 16,194,169  Spanish Peseta        01/03/97       $  124,737
                                                  ==========

Forward Foreign Currency Exchange Contracts to Sell:
  4,960,356  Hong Kong Dollar      01/03/97       $  641,330
    613,114  Singapore Dollar      01/03/97          438,167
    439,289  Malaysian Ringgit     01/06/97          173,941
                                                  ----------
Total Forward Foreign Currency Exchange
Contracts to Sell: (Contract cost $1,252,515)     $1,253,438
                                                  ==========

f. Under an unsecured Revolving Credit Agreement with Deutsche Bank (New York), each of the Funds of The Montgomery Funds and The Montgomery Funds II may, for one year starting August 6, 1996, borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value for the Growth Fund, Small Cap Opportunities Fund, Equity Income Fund, International Growth Fund, International Small Cap Fund, Global Opportunities Fund, Emerging Asia Fund, Select 50 Fund and the Asset Allocation Fund and up to

                                     -------------------------------------------
                                                 The Montgomery Funds
                                     -------------------------------------------
                                                        Notes
                                     -------------------------------------------

                                     T O  F I N A N C I A L  S T A T E M E N T S


5% of its net asset value for the Micro Cap Fund, Small Cap Fund, Global Communications Fund, Emerging Markets Fund, Short Government Bond Fund, California Tax-Free Intermediate Bond Fund, Government Reserve Fund, Federal Tax-Free Money Fund and California Tax-Free Money Fund, provided that the aggregate principal amount of outstanding loans under the agreement to all Funds does not exceed $300,000,000. For the six months ended December 31, 1996, there were no borrowings under this agreement.

6. FOREIGN SECURITIES:

Certain Funds may purchase securities on foreign security exchanges. Securities of foreign companies and foreign governments involve certain risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include, among others, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices and potential future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. The Emerging Markets Fund invests at least 65% of its total assets in the equity securities of companies in emerging market countries.

7. ILLIQUID AND SPECIAL SITUATION SECURITIES:

Each Fund may not invest more than 15% (10% for Government Reserve Fund, Federal Tax-Free Money Fund and California Tax-Free Money Fund) of its net assets in illiquid securities. The securities shown in the table below have been determined by the Manager to be illiquid because they are restricted or because there is an exceptionally low trading volume in the primary trading market for the security at December 31, 1996. These securities are valued at market price.

Global Communications Fund:
                                                              12/31/96      Market
                                 Acquisition                   Market      Value per                   % of Total
Security                             Date         Shares       Value        Share           Cost       Net Assets
--------                             ----         ------       -----        -----           ----       ----------
FGI Wireless...................    12/21/95       168,500   $ 1,954,403     $11.60       $2,198,925       1.18%
Ionica.........................    02/23/95     1,110,000     5,227,403       4.71        4,319,610       3.17
Global Telesystems Group, Inc..    04/22/94       450,987     8,720,373      19.34        3,881,177       5.29
Grupo Mexicano de Video........    09/03/93       105,000        50,216       0.48        1,865,000       0.03
Russian Telecommunications
   Development Corporation.....    12/22/93       200,000     1,539,401       7.70        2,000,000       0.93
                                                            -----------                                  -----
                                                            $17,491,796                                  10.60%
                                                            ===========                                  =====

Emerging Markets Fund:
                                                              12/31/96      Market
                                 Acquisition                   Market      Value per                   % of Total
Security                             Date         Shares       Value        Share           Cost       Net Assets
--------                             ----         ------       -----        -----           ----       ----------
Accton Technology Corporation..    12/19/96       486,000   $ 1,731,927     $3.56        $1,628,577       0.19%
Bank Sinopac...................    07/03/96     8,382,360     9,083,430      1.08         7,672,111       1.00%
Cathay Life Insurance..........    07/21/95     1,084,716     6,902,738      6.36         5,485,114       0.76%
China Development Corporation..    09/12/96     2,550,000     7,789,091      3.05         7,093,326       0.85%
China Steel Corporation........    03/07/96     5,200,000     4,878,545      0.94         4,899,700       0.53%
Efes Sinai Yatrium ve Ticaret..    07/12/94    l0,532,873       458,344      0.04           624,751       0.05%
Global Telesystems Group, Inc..    06/17/94        46,389       896,987     19.34           497,627       0.10%
Pacific Construction...........    06/04/96     7,681,451     6,564,149      0.85         6,314,331       0.72%
Pepsi International Bottlers...    12/27/95        32,000     2,706,372     84.57         3,200,000       0.30%
Taiwan Semiconductor Company...    07/20/95     2,260,280     4,643,848      2.05         4,836,496       0.51%
Yageo Corporation..............    04/15/96     1,153,600     2,265,251      1.96         1,520,890       0.25%
                                                            -----------                                   ----
                                                            $47,920,682                                   5.26%
                                                            ===========                                   ====

-------------------------------------------
           The Montgomery Funds
-------------------------------------------
                  Notes
-------------------------------------------
T O  F I N A N C I A L  S T A T E M E N T S

Emerging Asia Fund:

                                                              12/31/96      Market
                                 Acquisition                   Market      Value per                   % of Total
Security                             Date         Shares       Value        Share           Cost       Net Assets
--------                         -----------    ---------   -----------    --------      ----------    ----------
Accton Technology Corporation      12/19/96        82,000   $   292,218      $3.56       $  271,487      1.54%
CNET Technology Inc.               12/19/96       200,000       304,000       1.52          292,191      1.61%
PCI Leasing and Financing, Inc.    12/26/96       303,000        80,070       0.26           81,628      0.42%
United World Chinese
  Commercial Bank                  12/04/96        14,550        38,359       2.64           36,990      0.20%
                                                            -----------                                ----------
                                                            $   714,647                                  3.77%
                                                            ===========                                ==========

Certain of the Funds hold foreign currency at December 31, 1996, which may be illiquid because conversion to U.S. dollars could take more than seven days.

The following securities held by the Funds on December 31, 1996, are unrestricted securities for which reliable market prices can be established. These securities are valued at their market prices. Because the process of re-registering the securities in the Fund's name can take more than seven days, however, the following shares of each of these securities were deemed temporarily restricted in the hands of the Fund at December 31, 1996. The Fund bears the cost of re-registering these securities:

Emerging Markets Fund:
                                                              12/31/96      Market
                                   Acquisition                 Market      Value per                   % of Total
Security                               Date       Shares       Value        Share           Cost       Net Assets
--------                           -----------  ---------   -----------    --------      ----------    ----------
Carrier Aircon, Ltd.                 01/22/96         200   $       993      $4.97       $      624      0.00%#
Engro Chemicals Pakistan             04/03/96         194           651       3.36              883      0.00 #
Fauji Fertilizer Company Ltd.        11/27/96   1,362,800     2,295,140       1.68        2,380,146      0.25
Floatglass                           04/26/96       4,900         2,720       0.56            6,509      0.00 #
Grasim Industries, Ltd.              02/15/96          50           583      11.66              835      0.00 #
Hanjaya Mandala Sampoerna            03/28/96     533,700     2,847,002       5.33        2,311,726      0.31
HDFC Bank, Ltd.                      08/05/96      11,000        12,350       1.12           11,587      0.00 #
Hindustan Petroleum Corporation Ltd. 11/01/96       7,300        67,604       9.26           64,493      0.01
Hong Leong Bank Berhad               12/06/96     860,000     2,996,634       3.48        2,979,935      0.33
Housing Development and Finance
   Corporation                       02/05/96          10           628      62.81              720      0.00 #
Indian Hotels Company Ltd.           04/22/96          26           514      19.76              279      0.00 #
Industrial Credit & Investment
   Corporation                       02/09/96       3,273         5,364       1.64            8,892      0.00 #
Lippo Bank (F)                       11/22/96     989,000       963,040       0.97          799,820      0.11
Mahanagar Telephone Nigam, Ltd.      11/27/96      76,600       506,393       6.61          413,233      0.06
New Straits Times                    08/16/96   1,680,000     9,712,136       5.78        8,347,665      1.07
Pakistan State Oil                   12/16/96      31,128       201,153       6.46          165,000      0.02
Public Bank Berhad (F)               11/21/96   2,931,000     6,209,008       2.12        5,498,889      0.68
State Bank of India                  03/26/96      34,050       215,128       6.32          230,281      0.02
Tata Engineering & Locomotive
   Company, Ltd.                     05/08/96       2,700        25,380       9.40           37,579      0.00 #
Telekom Malaysia Berhad (F)          10/04/96     638,000     5,684,023       8.91        5,642,692      0.62
                                                            -----------                                ----------
                                                            $31,746,444                                  3.48%
                                                            ===========                                ==========

Emerging Asia Fund:
Hong Leong Bank Berhad               12/10/96     200,000   $   696,892      $3.48       $  698,169      3.68%
Public Bank Berhad (F)               12/09/96     240,000       508,414       2.12          505,730      2.69
                                                            -----------                                ----------
                                                            $ 1,205,306                                  6.37%
                                                            ===========                                ==========

# Amount equals less than 0.01%.

                                     -------------------------------------------
                                                The Montgomery Funds
                                     -------------------------------------------
                                                       Notes
                                     -------------------------------------------
                                     T O  F I N A N C I A L  S T A T E M E N T S


8. CAPITAL LOSS CARRYFORWARDS:

At June 30, 1996, the following Funds had available for federal tax purposes unused capital losses as follows:


Name of Fund                                 Expiring in 2002    Expiring in 2003    Expiring in 2004
------------                                 ----------------    ----------------    ----------------
Small Cap Opportunities Fund..................      --                 --              $  849,214
International Small Cap Fund..................      --             $790,579             1,144,985
Emerging Markets Fund.........................      --                 --               4,534,725
Short Government Bond Fund....................      --              374,263                --
California Tax-Free Intermediate Bond Fund....      --               80,892                64,724
Government Reserve Fund.......................   $12,270             20,906                 5,378
California Tax-Free Money Fund................      --                 --                   6,745

Under current tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. In the fiscal year ended June 30, 1996, the following Funds elected to defer losses occurring, between November 1, 1995, and June 30, 1996, under these rules as follows:


Name of Fund                                    Amount
------------                                 -----------
Global Opportunities Fund                    $    62,179
Global Communications Fund                       503,263
Emerging Markets Fund                         19,928,066
Select 50 Fund                                    58,481
California Tax-Free Intermediate Bond Fund        12,322
Government Reserve Fund                            4,341

Such deferred losses will be treated as arising on the first day of the fiscal year ending June 30, 1997.

9. REORGANIZATION:

On December 19, 1996, Montgomery Emerging Markets Fund (the Acquiring Fund) acquired the assets and certain liabilities of Montgomery Advisors Emerging Markets Fund (the Acquired Fund), in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. Total shares issued by the Acquiring Fund, the value of the shares issued by the Acquiring Fund, the total net assets of the Acquired Fund and the Acquiring Fund and any unrealized depreciation included in the Acquired Fund's total net assets at the acquisition date are as follows:

Acquiring Fund......................................  Emerging Markets Fund
Acquired Fund..............................  Advisors Emerging Markets Fund
Date.............................................................  12/19/96
Shares Issued by Acquiring Fund...................................  486,078
Value of Shares Issued by Acquiring Fund...................... $  6,576,635
Total Net Assets of Acquired Fund............................. $  6,578,531
Total Net Assets of Acquiring Fund............................ $883,874,833
Total Net Assets of Acquiring Fund
   After Acquisition.........................................  $890,453,364
Acquired Fund's Unrealized Depreciation......................  $    161,504

---------------------------------
      The Montgomery Funds
---------------------------------
         Tax Information
---------------------------------
F I S C A L   Y E A R   E N D E D
D E C E M B E R   3 1,  1 9 9 6
           (Unaudited)

The percentages of total net assets invested in U.S. government and U.S. government agency obligations at March 31, 1996; June 30, 1996; September 30, 1996, and December 31, 1996, were as follows:

                                             3/31/96  6/30/96  9/30/96  12/31/96
Asset Allocation Fund:
Federal Home Loan Bank                         3.9%     2.8%     1.5%     1.8%
Federal Home Loan Mortgage Corporation         2.2      3.1      5.4      7.7
Federal National Mortgage Association         13.5     12.3     13.5      7.9
Government National Mortgage Association       --       --       3.8      3.2
Student Loan Marketing Association             --       --       0.2      0.9
U.S. Treasury Bonds                            3.1      3.0      6.3      8.8
U.S. Treasury Notes                           11.9      9.5     13.8      9.8
Short Government Bond Fund:
Federal Home Loan Bank                        10.1     12.9     10.9     12.4
Federal Home Loan Mortgage Corporation        21.5     28.1     34.5     54.6
Federal National Mortgage Association         38.7     34.1     27.0      6.9
Government National Mortgage Association       2.2      1.7      4.0      2.9
U.S. Treasury Notes                           35.4     28.8     32.6     24.2

Government Reserve Fund:
Federal Farm Credit Bank                       4.0      7.6      4.9     15.8
Federal Home Loan Bank                        12.6     13.9     22.4     27.4
Federal Home Loan Mortgage Corporation         5.3      5.2      8.7     14.2
Federal Landbank                               --       0.2      0.1
Federal National Mortgage Association          0.3      0.8      1.1      1.0
Student Loan Marketing Association            24.2     23.2     16.4      8.2
Tennessee Valley Authority                     --       0.2      2.8      4.2
U.S. Treasury Bills                            1.5      --       --       0.6
U.S. Treasury Bonds                            --       --       --       --
U.S. Treasury Notes                            8.5      8.0      6.9      1.1

This report and the financial statements contained herein are provided for the general information of the shareholders of The Montgomery Funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC or any other agency and are subject to investment risk, including the possible loss of principal. Neither The Montgomery Funds nor Montgomery Securities is a bank.

For more information on any Montgomery fund, including charges and expenses, call (800) 572-3863 for a free prospectus. Read it carefully before you invest or send money.

Montgomery Securities, Distributor. 2/97

                                                                  --------------
[ART WORK (OWL) APPEARS HERE]                                        Bulk Rate
THE MONTGOMERY FUNDS                                               U.S. POSTAGE
101 California Street                                                   PAID
San Francisco, CA 94111                                            Hudson, MA
(800) 572-3863                                                     Permit No. 19
                                                                  --------------



[ARTWORK APPEARS HERE]